UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-04603

Thrivent Series Fund, Inc.
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

John L. Sullivan, Assistant Secretary
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704
Date of fiscal year end: December 31
Date of reporting period: June 30, 2008

Item 1. Report to Stockholders

Thrivent Financial for Lutherans®

Thrivent Series Fund, Inc.

Semiannual Report
June 30, 2008

E-delivery program expands to variable annuities and variable universal life!

As a service to our members, Thrivent Financial has expanded the paperless delivery of certain documents through e-delivery. Among other things, the following are now available through paperless e-delivery:

- **NEW!** Prospectuses for Thrivent Financial's variable annuity and variable universal life products.
- **NEW!** Prospectuses and annual and semiannual reports for Thrivent Series Fund, Inc., the underlying investment portfolios for Thrivent Financial's variable annuity and variable universal life products.

You can enroll in e-delivery by editing your personal information with **Your Accounts** on **Thrivent.com**.

Benefits of e-delivery include:

- Fast delivery: e-delivery documents generally arrive sooner because they avoid postal delivery delays of paper documents.
- Less mail: e-delivery reduces the number of paper documents and envelopes in your mailbox.
- Convenience: e-delivery offers the convenience of viewing electronic documents online, saving for personal use, or printing for reading and filing purposes.

23572SAR R8-08

Thrivent.com

Table of Contents

President’s Letter	1

Economic and Market Overview	2

Portfolio Perspectives
Thrivent Aggressive Allocation Portfolio	4
Thrivent Moderately Aggressive Allocation Portfolio	6
Thrivent Moderate Allocation Portfolio	8
Thrivent Moderately Conservative Allocation Portfolio .	10
Thrivent Technology Portfolio	12
Thrivent Real Estate Securities Portfolio	14
Thrivent Partner Small Cap Growth Portfolio	16
Thrivent Partner Small Cap Value Portfolio	18
Thrivent Small Cap Stock Portfolio	20
Thrivent Small Cap Index Portfolio	22
Thrivent Mid Cap Growth Portfolio II	24
Thrivent Mid Cap Growth Portfolio	26
Thrivent Partner Mid Cap Value Portfolio	28
Thrivent Mid Cap Stock Portfolio	30
Thrivent Mid Cap Index Portfolio	32
Thrivent Partner International Stock Portfolio	34
Thrivent Partner All Cap Portfolio	36
Thrivent Large Cap Growth Portfolio II	38
Thrivent Large Cap Growth Portfolio	40
Thrivent Partner Growth Stock Portfolio	42
Thrivent Large Cap Value Portfolio	44
Thrivent Large Cap Stock Portfolio	46
Thrivent Large Cap Index Portfolio	48
Thrivent Balanced Portfolio	50
Thrivent High Yield Portfolio	52
Thrivent Diversified Income Plus Portfolio	54
Thrivent Income Portfolio	56
Thrivent Bond Index Portfolio	58
Thrivent Limited Maturity Bond Portfolio	60
Thrivent Mortgage Securities Portfolio	62
Thrivent Money Market Portfolio	64

Graphical Representation of Holdings
for Certain Portfolios	66

Shareholder Expense Example	68

Schedules of Investments
Thrivent Aggressive Allocation Portfolio	72
Thrivent Moderately Aggressive Allocation Portfolio	74
Thrivent Moderate Allocation Portfolio	76
Thrivent Moderately Conservative Allocation Portfolio	78
Thrivent Technology Portfolio	79
Thrivent Partner Healthcare Portfolio	81
Thrivent Partner Natural Resources Portfolio	82
Thrivent Partner Emerging Markets Portfolio	84
Thrivent Real Estate Securities Portfolio	86
Thrivent Partner Utilities Portfolio	89
Thrivent Partner Small Cap Growth Portfolio	91
Thrivent Partner Small Cap Value Portfolio	94
Thrivent Small Cap Stock Portfolio	97
Thrivent Small Cap Index Portfolio	101
Thrivent Mid Cap Growth Portfolio II	109
Thrivent Mid Cap Growth Portfolio	111
Thrivent Partner Mid Cap Value Portfolio	114
Thrivent Mid Cap Stock Portfolio	117
Thrivent Mid Cap Index Portfolio	120
Thrivent Partner Worldwide Allocation Portfolio	126
Thrivent Partner International Stock Portfolio	135
Thrivent Partner Socially Responsible Stock Portfolio	140
Thrivent Partner All Cap Growth Portfolio	142
Thrivent Partner All Cap Value Portfolio	144
Thrivent Partner All Cap Portfolio	146

Thrivent Large Cap Growth Portfolio II	148
Thrivent Large Cap Growth Portfolio	150
Thrivent Partner Growth Stock Portfolio	153
Thrivent Large Cap Value Portfolio	156
Thrivent Large Cap Stock Portfolio	159
Thrivent Large Cap Index Portfolio	163
Thrivent Equity Income Plus Portfolio	170
Thrivent Balanced Portfolio	175
Thrivent High Yield Portfolio	193
Thrivent Diversified Income Plus Portfolio	201
Thrivent Partner Socially Responsible Bond Portfolio	213
Thrivent Income Portfolio	216
Thrivent Bond Index Portfolio	226
Thrivent Limited Maturity Bond Portfolio	237
Thrivent Mortgage Securities Portfolio	246
Thrivent Money Market Portfolio	249

Statement of Assets and Liabilities	254

Statement of Operations	262

Statement of Changes in Net Assets	270

Notes to Financial Statements	278

Financial Highlights
Thrivent Aggressive Allocation Portfolio	304
Thrivent Moderately Aggressive Allocation Portfolio	304
Thrivent Moderate Allocation Portfolio	304
Thrivent Moderately Conservative Allocation Portfolio	304
Thrivent Technology Portfolio	304
Thrivent Partner Healthcare Portfolio	304
Thrivent Partner Natural Resources Portfolio	304
Thrivent Partner Emerging Markets Portfolio	304
Thrivent Real Estate Securities Portfolio	306
Thrivent Partner Utilities Portfolio	306
Thrivent Partner Small Cap Growth Portfolio	306
Thrivent Partner Small Cap Value Portfolio	306
Thrivent Small Cap Stock Portfolio	306
Thrivent Small Cap Index Portfolio	306
Thrivent Mid Cap Growth Portfolio II	308
Thrivent Mid Cap Growth Portfolio	308
Thrivent Partner Mid Cap Value Portfolio	308
Thrivent Mid Cap Stock Portfolio	308
Thrivent Mid Cap Index Portfolio	308
Thrivent Partner Worldwide Allocation Portfolio	308
Thrivent Partner International Stock Portfolio	310
Thrivent Partner Socially Responsible Stock Portfolio	310
Thrivent Partner All Cap Growth Portfolio	310
Thrivent Partner All Cap Value Portfolio	310
Thrivent Partner All Cap Portfolio	310
Thrivent Large Cap Growth Portfolio II	310
Thrivent Large Cap Growth Portfolio	310
Thrivent Partner Growth Stock Portfolio	312
Thrivent Large Cap Value Portfolio	312
Thrivent Large Cap Stock Portfolio	312
Thrivent Large Cap Index Portfolio	312
Thrivent Equity Income Plus Portfolio	312
Thrivent Balanced Portfolio	312
Thrivent High Yield Portfolio	314
Thrivent Diversified Income Plus Portfolio	314
Thrivent Partner Socially Responsible Bond Portfolio	314
Thrivent Income Portfolio	314
Thrivent Bond Index Portfolio	314
Thrivent Limited Maturity Bond Portfolio	314
Thrivent Mortgage Securities Portfolio	316
Thrivent Money Market Portfolio	316

Additional Information	318

We are pleased to provide you with the semiannual report for the six months ended June 30, 2008 for Thrivent Series Fund, Inc. In this report, you will find detailed information about the Portfolios, including performance highlights, our view of the overall market conditions and our management strategies during the six-month period. In addition, Thrivent Financial’s Chief Investment Officer, Russ Swansen, reviews the larger economic environment in his Economic and Market Review.

I’m excited to provide this update on Thrivent Financial’s latest product offerings. Our investment product development process is centered on member needs. The goal? New products that combine your interest in simple, high-integrity options with leading-edge product research and money management techniques.

Introducing Thrivent Partner Worldwide Allocation Portfolio

As the global business environment and developing economies continue to evolve, Thrivent Financial is committed to updating and expanding its international offerings. Thrivent Partner Worldwide Allocation Portfolio is designed to capitalize on global trends by offering an all-in-one, easy-to-use international investing choice. Consider some of the Portfolio’s advantages:

•Exposure to large-cap stocks from around the world in both the growth and value styles of investing, plus allocations to emerging market stocks and bonds and international small- and mid-cap stocks.

•Access to industry-leading asset management firms with focused capabilities.

•Careful selection and oversight of partner firms by Thrivent Financial, which also designs and monitors the overall allocation mix in the Portfolio.

•Reasonable expenses in return for exposure to quality asset managers.

Thrivent Financial helps make having a world of investing possibilities at your fingertips easier.

Thrivent Equity Income Plus Portfolio — the Power of Dividends

With average retirement periods continuing to grow longer, spurred by lengthening life spans, developing a retirement income strategy has become almost a necessity when developing a broader financial strategy. Two obstacles typically stand in the way of having adequate retirement income: market volatility and generating enough portfolio growth to overcome inflation.

Thrivent Equity Income Plus Portfolio may assist on both fronts. The Portfolio’s partial focus on generating steady long-term capital appreciation by investing primarily in dividend-paying securities offers a potential growth component designed to offset inflation and minimize the market-induced volatility that can accompany more aggressive stock investments. Consider the following Portfolio characteristics:

•Invests in a global portfolio of higher-yielding stocks to help minimize Portfolio volatility by tapping into the potential benefits of long-term dividend reinvestment.

•Focuses on company fundamentals: dividend yield, dividend growth, and stability of dividend payouts.

•Pays strong attention to overall Portfolio diversification and exposure to securities and investment strategies that aim to weather volatile markets more effectively.

Thrivent Financial helps make well-diversified dividend equity investing in the pre-retirement and retirement years easier.

Our Commitment to You

We remain committed to offering our members the guidance and choices to help them achieve their goals, including retirement. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Equity Income Plus Portfolio represent our latest offerings on this front. In addition, we’ve recently added a variety of other investment options: Sector funds that cover areas such as natural resources and health care, socially responsible portfolios, and more aggressive stock portfolios designed to seek long-term growth. Consult with your Thrivent Financial representative to see if these choices make sense in your overall financial picture. Thank you for continuing to turn to us for your financial objectives. We very much value you and your business.

Sincerely,

Pamela J. Moret
President and Director
Thrivent Series Fund, Inc.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company which investors should read and consider carefully before investing. To obtain a prospectus contact a registered representative or visit www.thrivent.com.

For example, in the case of Thrivent Partner Worldwide Allocation Portfolio, risks include, among others, those relating to investing in foreign securities, emerging markets and debt instruments (including high-yield bonds). In the case of Thrivent Equity Income Plus Portfolio, risks include, among others, those relating to option writing and investing in foreign securities, emerging markets and real estate investment trusts. These and other risks are described in each Portfolio’s prospectus.

1

Stocks generally posted negative returns and bond results were mixed for the first six months of 2008. Early in the period we saw continued distress in the bond market and tightening of credit that climaxed with the collapse of Bear Stearns, one of the larger Wall Street investment banks. This led to major policy adjustments by central bankers around the globe as they attempted to facilitate the availability of credit and liquidity to the markets. Over the period, the Federal Reserve lowered targeted short-term rates by 2.25% as heightened risks in both the real economy and the financial markets became apparent.

U.S. Economy

The nation’s gross domestic product growth increased to an annual rate of 1.0% in the first quarter from a 0.6% rate in the fourth quarter of 2007 and is estimated to have grown at a modestly higher rate in the second quarter. Economic growth remained substantially below its long-term trend, due mainly to a slowdown in consumer spending and the drag from the housing and auto sectors. Slower job growth, declining home values and increasing costs of energy and food weighed on consumers for most of the period; however, the earlier-than-expected arrival of the tax rebate checks provided a slight boost to personal income and non-auto retail spending in the second quarter.

Housing continued to be a significant drag on the economy. Weak sales, rising inventories, falling prices and much tighter lending standards caused the imbalances in the housing market to worsen over the period. Sales of existing homes compared to the previous month fell in January, March and April, and increased in February and May. Sales versus the year-earlier period, however, were down significantly each month.

While U.S. consumers faced economic challenges, global demand remained strong, particularly from developing economies. The low valuation of the dollar enhanced the attractiveness of U.S. goods and services in world markets, lifting U.S. exports and improving the U.S. trade position.

Inflation & Monetary Policy

Inflation indicators reflected sharply rising prices of energy and food. The Consumer Price Index (CPI) rose at a 5.5% annual rate during the first six months of 2008, compared with a 4.1% rate for all of 2007. The index for energy, which rose 17.4% in all of 2007, advanced at a 29.1% annual rate in the first six months of the year. Although headline inflation indicators surged during the period, core inflation (excluding the volatile prices of food and energy) remained relatively tame. The core CPI advanced at a 2.3% annual rate during 2008’s first six months, following a 2.4% rise in all of 2007.

The Federal Reserve Open Market Committee (FOMC), which returned to a rate-easing mode last September, cut the federal funds rate four times during the period and then left rates unchanged at its June 25th meeting. The fed funds rate declined from 4.25% to 2.00% during the period. At their June meeting, policymakers noted that “uncertainty about the inflation outlook remains high” due to continued increases in the prices of energy and some other commodities. We believe the FOMC has completed its easing cycle, but we don’t expect any rate increases until next year.

Equity Performance

Stock prices generally fell through the first quarter of 2008 due to ongoing worries about the housing and credit markets, higher commodities prices, and the sustainability of consumer spending and corporate profit growth. The market recovered in April and May, but prices dropped sharply in June, particularly in the shares of financial and consumer companies. Those sectors came under renewed pressure with heightened concerns about credit quality in the face of rising unemployment and sharp advances in the prices of food and energy.

Energy and materials were the best performing industry sectors and the only ones with positive returns. Energy stocks benefited from the continued rise in oil and gas prices, while materials stocks benefited from the rising cost of commodities.

Small-company stocks outperformed large-company issues during the period. The Russell 2000 Index of small-company stocks recorded a –9.37% total return, while the S&P 500 Index of large-company stocks posted a –11.91% return. Growth stocks outperformed value stocks. The Russell 1000 Growth Index returned –9.06% during the period, while the Russell 1000 Value Index posted a return of –13.57%.

Major market foreign stocks experienced negative returns as well during the six months. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index posted a –10.58% total return in dollar terms. Local currency returns were generally weaker as investors around the globe became concerned with the sustainability of global growth.

2

Fixed Income Performance

While the bond market saw a “flight to quality” in the first quarter that resulted in sharply lower Treasury yields and wider credit spreads, these trends reversed in the second quarter. Treasury bond prices fell as yields rose sharply, particularly with shorter-maturity bills and bonds, while mortgage-backed, corporate and high-yield bonds enjoyed strong relative performance as credit spreads narrowed. The key reason for the reversal in Treasury yields was a reawakening of inflation fears by the market.

However, an important and ominous trend continued: worsening fundamentals in the residential mortgage market resulting in continued large write-offs for the banking sector. As the period came to an end, the lingering credit crisis raised fears over the health of the financial system.

Although Treasury yields shifted within the period, intermediate and long Treasury yields remained relatively stable for the entire six months, except for yields of shorter-maturity securities. The six-month Treasury yield fell from 3.49% to 2.17%, the five-year yield declined from 3.45% to 3.34%, the 10-year yield fell from 4.04% to 3.99%, and the 30-year Treasury yield increased from 4.51% to 4.53%.

The Lehman Brothers Aggregate Bond Index of the broad U.S. bond market posted a 1.13% total return, while the Lehman Brothers Government/Corporate 1-3 Year Bond Index registered a 2.07% total return. Below-investment-grade corporate bonds were weaker performers, with the Lehman Brothers U.S. Corporate High Yield Bond Index registering a –1.31% total return.

Outlook

We expect economic growth to remain modestly positive over the second half of the year, with inflation moderating as the slower economic growth eventually frees up enough capacity to exert downward pressure on prices. Gross domestic product growth should continue at around a 1%–2% annual rate, but risks to the forecast are high. We expect energy and commodities prices to moderate and the housing market to begin to stabilize in the second half of 2008. These factors suggest that consumer spending, while not robust, will be sufficient to maintain growth. We expect business spending on new plants and equipment to continue but at a slower pace, after a number of years of below-average investing in productive resources.

Dislocations unfolding in the credit markets that began with the unwinding of the housing boom have begun to spill over into the rest of the economy though the rising cost of credit as banks are forced to delever. The risks to the economy are not directly a function of the softness in housing but rather how consumer spending or financial lending behaviors may change in reaction to what is happening in the housing market. With the Federal Reserve concerned about the potential for higher inflation as well as economic growth, we think policymakers’ rate-tightening program is over for the near term.

As always, your best strategy is to work with your Thrivent Financial registered representative to create a financial strategy based on your goals, diversify your portfolio and remain focused on the long term.

3

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have a material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made, will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, investment adviser risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Aggressive Allocation Portfolio earned a total return of –8.95% as compared to the median return of its peer group, the Lipper Multicap Core category, of –11.0%. The Portfolio’s benchmark indexes, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, earned total returns of –11.91% and 1.13%, respectively.

What factors affected the Portfolio’s performance?

Stocks were under serious selling pressure for much of the period, with intermittent attempts at rallies that often resulted in returns back to prior lows. Continued investor uncertainty prevailed, related to diminished economic growth expectations and a heightened risk aversion as confidence in the stability of the financial system was undermined by escalating credit losses. The highest-quality segments of the fixed-income markets performed well; traditional segments of the corporate credit sectors outperformed the nontraditional fixed-income groups populated by derivatives and asset-backed securities. Some of these types of assets outperformed stocks but did not keep pace with the broad fixed-income indexes.

The Portfolio was not fully exposed to the equity markets; it had a modest allocation to fixed-income investments as a source of diversification and relative stability. This was an important factor in the Portfolio’s better-than-benchmark performance. Additionally, the Portfolio’s diversification across a number of market segments and generally favorable relative performance within these specialized Portfolio sleeves was a complementary factor. Specifically, mid- and small-capitalization U.S. stocks performed better than the S&P 500 Index, and our managers within these segments generally outperformed their respective benchmarks, adding to our results. Particularly good results were realized in all of the value allocations regardless of capitalization. The small-cap core managers did well versus their respective benchmark allocations, as did the managers of our international stocks. Within the Portfolio’s fixed-income allocations, results were generally below targets, as we did not have sufficient exposure to the direct U.S. Treasury segment of the markets.

What is your outlook?

Early in the period there was some basis for confidence that the policy steps taken — reducing interest rates and the tax rebate package — may have been sufficient to mitigate

Quoted Portfolio Composition and Top 10 Holdings are subject to change.
4

the drag from the continuing unwinding of the real estate excesses of the last cycle. Exports remain a strong tailwind for the economy, and coupled with high farm and energy prices, have created a resurgence in the manufacturing sector. That said, energy prices have spiraled upward in the first half of 2008 to levels that, if sustained, are likely to push not only the United States but the global economy into a hard recession. Inflation has also re-emerged as a challenge for policymakers around the world.

We believe that a hard recession will not be the case, but acknowledge that risks are higher than six months ago. Employment, while weakening, has to this point not been as soft as is normally the case in this type of economic environment. We believe the stage is set for a moderation in energy prices as a slowdown in demand growth is evident across the board. Supply challenges remain and geopolitical risks are high, but major oil-producing countries are well aware of the risks that extended high prices will have on slowing global growth and ultimately product demand. Finally, many of these risks have been priced into most asset classes. We see the highest-quality segments of the market as having the least attractive valuation profiles and so have been prudently but systematically diversifying assets into segments of the markets that appear to offer good valuation characteristics and an improving operating environment.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

5

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have a material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made, will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, investment adviser risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Moderately Aggressive Allocation Portfolio earned a total return of –8.08% as compared to the median return of its peer group, the Lipper Mixed Asset Target Allocation Growth category, of –7.87%. The Portfolio’s benchmark indexes, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, earned total returns of –11.91% and 1.13%, respectively.

What factors affected the Portfolio’s performance?

Stocks were under serious selling pressure for much of the period, with intermittent attempts at rallies that often resulted in returns back to prior lows. Continued investor uncertainty prevailed, related to diminished economic growth expectations and a heightened risk aversion as confidence in the stability of the financial system was undermined by escalating credit losses. The highest-quality segments of the fixed-income markets performed well; traditional segments of the corporate credit sectors outperformed the nontraditional fixed-income groups populated by derivatives and asset-backed securities. Some of these types of assets outperformed stocks but did not keep pace with the broad fixed-income indexes.

The Portfolio’s exposure to the equity markets appears to be moderately above average within its category. The allocation to fixed-income investments tends to emphasize credit exposure, which was a limiting factor this period given the strong performance of U.S. Treasury securities in this time of heightened risk. The Portfolio’s diversification across a number of market segments and generally favorable relative performance within these specialized Portfolio sleeves was a complementary factor. Specifically, mid- and small-capitalization U.S. stocks performed better than the S&P 500 Index, and our managers within these segments generally outperformed their respective benchmarks, adding to our results. Particularly good results were realized in all of the value allocations regardless of capitalization. The small-cap core managers did well versus their respective benchmark allocations, as did the managers of our international stocks. Within the Portfolio’s fixed-income allocations, results were generally below targets, as we did not have sufficient exposure to the direct U.S. Treasury segment of the markets.

What is your outlook?

Early in the period there was some basis for confidence that the policy steps taken — reducing interest rates and the tax rebate package — may have been sufficient to mitigate

Quoted Portfolio Composition and Top 10 Holdings are subject to change.
6

the drag from the continuing unwinding of the real estate excesses of the last cycle. Exports remain a strong tailwind for the economy, and coupled with high farm and energy prices, have created a resurgence in the manufacturing sector. That said, energy prices have spiraled upward in the first half of 2008 to levels that, if sustained, are likely to push not only the United States but the global economy into a hard recession. Inflation has also re-emerged as a challenge for policymakers around the world.

We believe that a hard recession will not be the case, but acknowledge that risks are higher than six months ago. Employment, while weakening, has to this point not been as soft as is normally the case in this type of economic environment. We believe the stage is set for a moderation in energy prices as a slowdown in demand growth is evident across the board. Supply challenges remain and geopolitical risks are high, but major oil-producing countries are well aware of the risks that extended high prices will have on slowing global growth and ultimately product demand. Finally, many of these risks have been priced into most asset classes. We see the highest-quality segments of the market as having the least attractive valuation profiles and so have been prudently but systematically diversifying assets into segments of the markets that appear to offer good valuation characteristics and an improving operating environment.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

7

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have a material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made, will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, investment adviser risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Moderate Allocation Portfolio earned a total return of –6.29% as compared to the median return of its peer group, the Lipper Mixed Target Allocation Moderate category, of –6.08%. The Portfolio’s benchmark indexes, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, earned total returns of –11.91% and 1.13%, respectively.

What factors affected the Portfolio’s performance?

Stocks were under serious selling pressure for much of the period, with intermittent attempts at rallies that often resulted in returns back to prior lows. Continued investor uncertainty prevailed, related to diminished economic growth expectations and a heightened risk aversion as confidence in the stability of the financial system was undermined by escalating credit losses. The highest-quality segments of the fixed-income markets performed well; traditional segments of the corporate credit sectors outperformed the nontraditional fixed-income groups populated by derivatives and asset-backed securities. Some of these types of assets outperformed stocks but did not keep pace with the broad fixed-income indexes.

The Portfolio’s exposure to the equity markets appears to be moderately above average within its category. The allocation to fixed-income investments tends to emphasize credit exposure, which was a limiting factor this period given the strong performance of U.S. Treasury securities in this time of heightened risk. The Portfolio’s diversification across a number of market segments and generally favorable relative performance within these specialized Portfolio sleeves was a complementary factor. Specifically, mid- and small-capitalization U.S. stocks performed better than the S&P 500 Index, and our managers within these segments generally outperformed their respective benchmarks, adding to our results. Particularly good results were realized in all of the value allocations regardless of capitalization. The small-cap core managers did well versus their respective benchmark allocations, as did the managers of our international stocks. Within the Portfolio’s fixed-income allocations, results were generally below targets, as we did not have sufficient exposure to the direct U.S. Treasury segment of the markets.

What is your outlook?

Early in the period there was some basis for confidence that the policy steps taken — reducing interest rates and the tax rebate package — may have been sufficient to mitigate

Quoted Portfolio Composition and Top 10 Holdings are subject to change.
8

the drag from the continuing unwinding of the real estate excesses of the last cycle. Exports remain a strong tailwind for the economy, and coupled with high farm and energy prices, have created a resurgence in the manufacturing sector. That said, energy prices have spiraled upward in the first half of 2008 to levels that, if sustained, are likely to push not only the United States but the global economy into a hard recession. Inflation has also re-emerged as a challenge for policymakers around the world.

We believe that a hard recession will not be the case, but acknowledge that risks are higher than six months ago. Employment, while weakening, has to this point not been as soft as is normally the case in this type of economic environment. We believe the stage is set for a moderation in energy prices as a slowdown in demand growth is evident across the board. Supply challenges remain and geopolitical risks are high, but major oil-producing countries are well aware of the risks that extended high prices will have on slowing global growth and ultimately product demand. Finally, many of these risks have been priced into most asset classes. We see the highest-quality segments of the market as having the least attractive valuation profiles and so have been prudently but systematically diversifying assets into segments of the markets that appear to offer good valuation characteristics and an improving operating environment.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

9

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have a material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made, will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, investment adviser risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Moderately Conservative Allocation Portfolio earned a total return of –4.25% as compared to the median return for its peer group, the Lipper Mixed Target Allocation Conservative category, of –3.23%. The Portfolio’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, earned total returns of –11.91% and 1.13%, respectively.

What factors affected the Portfolio’s performance?

Stocks were under serious selling pressure for much of the period, with intermittent attempts at rallies that often resulted in returns back to prior lows. Continued investor uncertainty prevailed, related to diminished economic growth expectations and a heightened risk aversion as confidence in the stability of the financial system was undermined by escalating credit losses. The highest-quality segments of the fixed-income markets performed well; traditional segments of the corporate credit sectors outperformed the nontraditional fixed-income groups populated by derivatives and asset-backed securities. Some of these types of assets outperformed stocks but did not keep pace with the broad fixed-income indexes.

The Portfolio’s exposure to the equity markets appears to be moderately above average within its category. The allocation to the fixed-income investments tends to emphasize credit exposure, which was a limiting factor this period given the strong performance of U.S. Treasury securities in this time of heightened risk. The Portfolio’s diversification across a number of equity market segments and generally favorable relative performance within these specialized Portfolio sleeves was a complementary factor. Specifically, mid- and small-capitalization U.S. stocks performed better than the S&P 500 Index, and our managers within these segments generally outperformed their respective benchmarks, adding to our results. Particularly good results were realized in all of the value allocations regardless of capitalization. The small-cap core managers did well versus their respective benchmark allocations, as did the managers of our international stocks. Within the Portfolio’s fixed-income allocations, results were generally below targets, as we did not have sufficient exposure to the direct U.S. Treasury segment of the markets.

What is your outlook?

Early in the period there was some basis for confidence that the policy steps taken — reducing interest rates and the tax rebate package — may have been sufficient to mitigate

Quoted Portfolio Composition and Top 10 Holdings are subject to change.
10

the drag from the continuing unwinding of the real estate excesses of the last cycle. Exports remain a strong tailwind for the economy, and coupled with high farm and energy prices, have created a resurgence in the manufacturing sector. That said, energy prices have spiraled upward in the first half of 2008 to levels that, if sustained, are likely to push not only the United States but the global economy into a hard recession. Inflation has also re-emerged as a challenge for policymakers around the world.

We believe that a hard recession will not be the case, but acknowledge that risks are higher than six months ago. Employment, while weakening, has to this point not been as soft as is normally the case in this type of economic environment. We believe the stage is set for a moderation in energy prices as a slowdown in demand growth is evident across the board. Supply challenges remain and geopolitical risks are high but major oil-producing countries are well aware of the risks that extended high prices will have on slowing global growth and ultimately product demand. Finally, many of these risks have been priced into most asset classes. We see the highest-quality segments of the market as having the least attractive valuation profiles and so have been prudently but systematically diversifying assets into segments of the markets that appear to offer good valuation characteristics and an improving operating environment.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

11

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Technology Portfolio earned a total return of –13.55% as compared to the median return of its peer group, the Lipper Science and Technology category, of –13.51%. The Portfolio’s market benchmark, the S&P North American Technology Sector Index, earned a total return of –12.16%.

What factors affected the Portfolio’s performance?

The first quarter of 2008 saw a continued significant negative shift in market sentiment, driven by global credit concerns, which manifested itself in the de-rating and value compression of the technology sector. Our positioning in names that we believed were cheap relative to the underlying full-cycle value of their businesses proved to be premature and out-of-step with the market’s focus on earnings momentum. Large holdings in value-oriented names, such as storage leader EMC, Sprint, and Compuware, were punished more than we anticipated over earnings deceleration concerns, while our favorite core positions in Apple, Google and networking names Cisco, Foundry, and F5 Networks suffered significant multiple compressions as the market grew less certain about broader economic prospects, especially enterprise spending. In addition, adverse new drug developments within two of our biotechnology holdings, Vertex and Cephalon, were meaningful drags on our health care performance, and our exposure to solar stocks was negatively impacted by legislative uncertainty regarding important tax incentives. A significant portion of the relative underperformance in quarter one was recouped in quarter two as markets began to stabilize and take a more distinguishing approach to individual names. Strong quarter two performance was highlighted by the meaningful recoveries in software names like Compuware and Quest Software and alternative energy holdings, including First Solar and American Superconductor.

What is your outlook?

From a broad economic perspective, we believe that 2008 will be characterized by weak domestic economic growth burdened by further housing market weakness, difficult credit markets and conservative consumer spending trends; low and stable interest rates; a weak, but stabilizing, dollar; and continued relative strength in international demand, especially from developing economies.

More specifically, solid, though not spectacular, domestic capital spending sustains our optimism regarding technology expenditure growth at the enterprise level of 2–3%, especially within networking, video communications, storage and software. Strong international markets and a weak dollar provide additional reasons for optimism that global expenditure growth can exceed 5% in a sector with disproportionate exposure to foreign demand. Global corporate liquidity is at unprecedented levels, and we believe

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
12

companies retain the ability and motivation to upgrade their technology infrastructure in a global environment in which productivity gains are crucial to competitiveness. Manifestation of this trend should have a positive impact on the Portfolio.

We remain steadfast in our belief that the Portfolio should benefit over the medium- and longer-terms from six key secular trends:

• “Green” IT/datacenters.

• Storage growth.

• Network/IP infrastructure requirements.

• Alternative energy development.

• Mobile Internet/smart phone penetration.

• Cloud computing/software as a service.

The majority of the Portfolio holdings (and almost all of its 20 largest positions) remain leveraged to these emerging themes. While we are disappointed with what we regard to be the macro-driven underperformance of the Portfolio over the most recent six months, we are confident that the strategic focus of the Portfolio positions it well for longer-term outperformance.

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The S&P North American Technology Sector Index is the new name for the index formerly known as the CBOE GSTI Composite Index. The S&P North American Technology Sector Index assumes the prior history and is compiled going forward using the same methodology of the CBOE GSTI Composite Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

13

How did the Portfolio perform for the six-month period ended June 30, 2008?

Thrivent Real Estate Securities Portfolio earned a total return of –3.36%, net of expenses, as compared to the median return of its peer group, the Lipper REIT category, of –4.10%. The Portfolio’s market benchmark, the FTSE NAREIT Equity REIT Index, earned a total return of –3.59%.

What factors affected the Portfolio’s performance?

After a significant correction in 2007, U.S. Equity REITs were due for a rebound and responded with a 1.40% return during the first quarter. However, REITs were negatively impacted during the second quarter by their association with the financial sector, resulting in a –4.93% return.

Banks, brokers, and mortgage lenders experienced asset write-downs, dilutive capital raises, and negative earnings revisions during the first half of 2008. The weak financial sector had a major negative impact on the overall market, as reflected in the –11.91% return of the S&P 500 Index over the first six months. U.S. Equity REITs were also impacted, but held up better than the overall market. The FTSE NAREIT Equity REIT Index return exceeded the S&P 500 Index return by more than 8.3% during the first half of 2008.

The primary factors that impacted the performance of equity REITs during the first half of 2008 were 1) valuations became more attractive after the correction of 2007, 2) dividend yields were compelling relative to fixed-income assets and other dividend-paying stocks, and 3) real estate mutual fund cash flows turned positive after substantial outflows in 2007. These factors were the primary contributors that led to the relative outperformance of U.S. equity REITs during the first six months of 2008.

The best performing sectors in the Portfolio were apartment, specialty, and self-storage REITs, all of which provided positive returns during the first six months of the year. The worst performing property sectors were lodging, shopping centers, and international real estate. The Portfolio’s underweighted allocation to lodging/resorts was the most significant contributor to sector performance relative to the FTSE NAREIT Equity REIT Index during the period. Security selection also contributed strongly to performance results in the industrial, retail, and office property sectors. The Portfolio had no exposure in home building stocks during the period, which significantly underperformed equity REITs.

The Portfolio’s three largest positive contributors to performance were Equity Residential, the largest U.S.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
14

apartment REIT, Simon Property Group, the largest U.S. regional mall owner/developer, and Public Storage, the largest U.S. owner of self storage properties in the U.S. and internationally.

What is your outlook?

As a result of rising energy prices, declining housing values, and mortgage loan defaults, U.S. economic growth is under pressure with no clear signs of rebound in 2008. Consumer spending is weakening, job losses are mounting, and the leisure/travel industry is under pressure as a result of rising energy costs. With this backdrop, we have positioned the Portfolio defensively by underweighting the lodging, home building, and mortgage sectors. Demand for commercial real estate space will be negatively impacted as a result of the weakening U.S. economy.

Increasing vacancy rates can be expected for most commercial property types (office, industrial, retail, apartments, and lodging) in 2008. Rising vacancy rates will also impact the rental rate increases that property owners are likely to achieve. Property sectors that should perform reasonably well in this environment are health care properties, which have long-term leases and benefit from stable demand as a result of the aging population, and class A office properties in major central business districts that are expected to remain in demand through the current downturn. Finally, dominant regional malls in major metropolitan locations should also remain strong as a result of tenant demand that is unlikely to wane despite the current economic weakness. The Portfolio has exposure to companies within each of these sectors, and would advise investors to maintain exposure in REIT equities for dividend income and long-term appreciation despite the current difficult equity market conditions.

* The FTSE NAREIT Equity REIT Index is comprised of all equity REITs currently trading on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

15

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Partner Small Cap Growth Portfolio earned a total return of –12.10% as compared to the median return of its peer group, the Lipper Small Cap Growth category, of –11.71%. The Portfolio’s market benchmark, the Russell 2000® Growth Index, earned a total return of –8.93%.

What factors affected the Portfolio’s performance?

The most significant factor influencing performance were stocks held in the information technology segment of the Portfolio, which did not perform as well as those in the benchmark Index. Stock selection was also a limiting factor in the industrials and consumer discretionary sectors, although much of that weakness was counterbalanced by above-average results to the Portfolio’s holdings in the health care and materials sectors. A modestly underweighted position in energy offset good results from stock selection in that segment of the account.

The software and software services industries were the source of significant underperformance versus the Index. Investor concerns that escalating inflation, combined with already weak housing and credit markets, would create an environment of sustained economic weakness and, ultimately, impair business capital spending plans domestically and abroad, weighed heavily on the technology sector, particularly after the group delivered such strong results in 2007. While the markets have been discounting many groups exposed to consumer spending for some time, there was a visible shift early in 2008 to concerns with those companies whose fortunes were more aligned with business spending in the information technology sector. The industrial sector also saw weakness, particularly in those companies exposed to the aerospace sector. Rising oil prices are creating severe challenges for the already weak airline industry, and many companies began to mothball their current fleets and delay or cancel orders for new aircraft. This rippled into the myriad of companies that supply parts and services for the major manufacturers.

Exposure to the leisure and hotel industry was the most important component limiting results in the consumer discretionary group. These companies are highly sensitive to travel and discretionary incomes, both of which have come under more pressure with the high cost of energy and

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
*Through April 30, 2008, Transamerica Investment Management, LLC served as co-subadviser to the Portfolio.
16

slowing economic growth. The Portfolio’s holdings in the biotechnology and life sciences industries provided strong relative returns versus the Index and offset some of the drag from other areas. Health care technology was also a source of positive returns. In the materials sector, stocks in the metals and mining industries advanced with commodity prices.

What is your outlook?

Our focus remains on owning stocks that we believe have superior earnings prospects. As is our custom, we continue to hold the Portfolio’s sector weightings to be similar to those of the Russell 2000 Growth Index, thereby allowing stock selection to be a key driver of performance for the Portfolio.

** The Russell 2000® Growth Index is an unmanaged index comprised of small capitalization companies with a greater-than-average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

17

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Partner Small Cap Value Portfolio earned a total return of –1.23% as compared to the median return of its peer group, the Lipper Small Cap Value category, of –8.91%. The Portfolio’s market benchmark, the Russell 2000® Value Index, earned a total return of –9.84%.

What factors affected the Portfolio’s performance?

Excellent stock selection and strong results from sector emphasis combined to provide superb returns relative to the market benchmark and Portfolio peer group. In the industrial and energy sectors, the Portfolio was overweighted versus the Index and stock selection was particularly strong across a range of industries. In the industrial group, building products commercial services, machinery, trading companies and air freight all provided premium results. In the energy group, selection in the energy equipment and services industries provided a significant return.

Internet software and service companies provided substantial value in the information technology sector, as did holdings in computer peripherals and semiconductors. In the technology sector, all industry groups held in the Portfolio provided premium returns versus their respective benchmark categories. Health care was another source of excellent results, with all industry groups within the Portfolio providing better-than-benchmark results. A modestly overweighted stance to the group also was additive.

An underexposure to the weak performance in the financial sector protected gains realized in other areas. Stock selection in the group was in line with the sector in the Index, but those results were both below the total Index return. A similar relationship held in the consumer discretionary sector, with the Portfolio carrying an underweighted position to the poor results in the group, but the Portfolio’s stocks performing better than the collection of stocks in the Index’s sector.

Materials provided one area of subpar returns. Stock selection was disappointing, particularly in select holdings in the metals and chemical industries; plus, a moderately overweighted position in the group further limited results. While disappointing, those results were more than offset by the extraordinarily positive relative contributions in other Portfolio segments.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
18

What is your outlook?

Recent market conditions have created many opportunities to invest in profitable businesses at attractive prices. While recognizing that uncertainty still exists, we have been cautiously adding to our financials sector weight. Despite our recent profit-taking, we expect to remain overweighted in the energy sector, given our long-term view that oil demand is likely to continue outstripping supply. Industrialization in emerging markets is supporting strong growth prospects for industrials and business services companies, and backs our overweighted position in the sector. Finding attractively valued companies in the materials sector has become more challenging, due to global commodity inflation and speculative purchasing.

* The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

19

How did the Portfolio perform during the six-month period ending June 30, 2008?

Thrivent Small Cap Stock Portfolio earned a total return of –8.38% as compared to the median return of its peer group, the Lipper Inc. Small Cap Core category, –9.15%. The Portfolio’s market benchmark, the Russell 2000® Index, earned a total return of –9.37%.

What factors affected the Portfolio’s performance?

During the period, unprecedented actions were taken by the Federal Reserve (Fed) in order to support the markets. These actions included extremely aggressive interest rate reductions combined with monetary support programs. The markets reacted favorably to the Fed actions, and in particular, the financials and consumer discretionary sectors found at least a temporary bottom. While we may be in yet the beginning stages of an economic recession, the markets seemed to have anticipated a recovery during the six-month period as suggested by the performance of the early cycle stocks, which include those of issuers in the consumer discretionary sector. The Portfolio benefited from this apparent market action as our holdings in the specialty retail, restaurant, and leisure products industries exhibited good relative performance.

Additionally, our energy holdings performed extremely well during the reporting period. The Portfolio was significantly overweighted in the exploration and production (E&P) industry, given our outlook for commodity prices. As the price of oil and natural gas increased during the reporting period, our E&P and coal stocks showed strong performance.

Given our concerns regarding the deteriorating credit environment and an over-levered consumer, the Portfolio was underweighted in the financials sector, resulting in negative relative performance. Additionally, concerns regarding the potential for an economic recession weighed heavily on several areas of the market. Specifically, stocks within the industrials sector that were tied to global economic growth performed poorly. Within the Portfolio, this included stocks in the marine, electrical equipment, and engineering and construction sub-segments of the industrials sector.

What is your outlook?

We remain diligent in monitoring the economic environment in order to ascertain where we are within the economic cycle. Currently, we are relatively cautious on the equity markets and continue to maintain a defensive stance within the Portfolio. The consumer spending outlook remains bleak, as the recessionary environment worsens. Consumers are getting hit from two sides as inflationary forces are pushing up the prices of food and energy, while deflationary forces continue to push down real estate valuations and are causing significant credit contraction. Due to these conflicting forces, the Fed’s hands are now tied, while the fiscal stimulus package

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
20

has run its course with little to no success. Additionally, we expect a higher unemployment rate going forward, along with declining wage growth. Consequently, the Portfolio holds an underweighted position in the consumer discretionary, financials, and industrials sectors. The Portfolio remains overweighted in the energy, materials and consumer staples sectors as demand for commodities, natural resources and food remains strong, even in the face of a weaker global economy. Worldwide demand for oil, gas, coal, steel, corn and grains continues to rise, while supply remains relatively static in the short-term. Higher commodity costs are likely here to stay and the Portfolio is positioned to benefit.

While the recent aggressive actions of the Fed, the U.S. Treasury and Congress may positively impact the economy in the short-term, the longer-term benefits are still uncertain. We remain fairly cautious as the weak dollar, a growing Federal deficit and an over-leveraged consumer cause us concern. Additionally, we are monitoring both the credit market and the housing market for continued deterioration. Should the Fed’s aggressive actions prove insufficient, the business cycle may eventually run its course with negative implications for the equity market.

* The Russell 2000® Index is an index comprised of the 2,000 smaller companies in the Russell 3000® Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

21

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Small Cap Index Portfolio earned a total return of –7.17% as compared to the median return of its peer group, the Lipper Small Cap Core category, of –9.15%. The Portfolio’s market benchmark, the S&P SmallCap 600 Index, earned a total return of –7.09%.

What factors affected the Portfolio’s performance?

The Portfolio is managed to virtually replicate the performance of the S&P SmallCap 600 Index, a prime measure of small stock performance. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an index fund, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses and minor differences in portfolio composition.

Small-cap stocks underperformed mid-cap stocks but outperformed large-cap stocks for the last six months. Only one sector — energy, which benefited from a continued run-up in oil prices — sported a positive return. All other sectors were negative, with stocks of financials and telecommunication services the weakest performers. Market participants re-evaluated the economic stress in the global economic system and growth expectations were diminished.

What is your outlook?

The Portfolio will remain fully invested in stocks designed to track the performance of the S&P SmallCap 600 Index. This offers individuals an attractive way to take advantage of the growth potential of the broad, diversified marketplace of small-cap stocks.

Small-cap stocks appeared to have recovered from an oversold position versus large-cap stocks in the first six months of the year. Small-cap companies tend to have more exposure to the domestic markets and U.S. consumers and have had a more challenging operating environment related to the uncertainties surrounding the U.S. economy. The spike in energy prices in the first six months of this year has compounded the ongoing disruptions created by the distress in housing. Policy actions have been taken to stimulate U.S. demand, but a moderation in oil prices as well as some signs of stabilization in housing will be the likely catalyst for renewed interest in small-cap stocks. We believe such an environment is likely to unfold over the next 12 months.

The financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed-income markets and led to the severe credit contraction that has increased the odds of a recession in the United States. At a minimum, global growth is slowing and the prices of risk

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
22

assets have adjusted significantly, reflecting the increased uncertainty. It is possible that a new cycle may be starting. Typically, as a new economic cycle starts, investors begin to favor smaller-cap issues.

Whether this marks a period of rotation in the markets remains to be seen. We still believe there is solid opportunity in the small-cap arena, but the premium return for small-cap stocks is likely to be limited in the future as the cycle continues to mature.

* The S&P SmallCap 600 Index is an unmanaged index that represents the average performance of a group of 600 small capitalization stocks. “S&P SmallCap 600 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

23

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Mid Cap Growth Portfolio II earned a total return of –9.43% as compared to the median return of its peer group, the Lipper Mid Cap Growth category, of –8.57%. The Portfolio’s market benchmark, the Russell MidCap® Growth Index, earned a total return of –6.81%.

What factors affected the Portfolio’s performance?

Market returns were quite skewed in the period, with very strong results in the energy and materials sectors, which benefited from continued strong demand in developing countries and disruptions to supply chains related to either geopolitical issues or unusual weather patterns. On the flip side, severe pressure on the financial sector continued as challenges in the credit markets undermined investor confidence. Consumer discretionary shares fell, as high energy and food costs squeezed the consumer. Technology stocks fell as these companies suffered from lackluster demand and concerns with the sustainability of the economic recovery. The Portfolio underperformed during the period primarily due to disappointing earnings from companies in the technology and consumer area. The Portfolio’s stock picks in the energy area did quite well, but the underweighted stance in the sector was a significant drag on performance. Exposure to the slowing momentum in the aerospace industry was an additional factor in the subpar return for the period.

What is your outlook?

The headwinds that affected the U.S. economy during the prior six months are likely to linger well into 2008 and possibly into 2009. We are concerned with the general tightness of credit across all sectors of the market as lending institutions’ balance sheets are distressed. Credit cycles typically take several quarters to unwind and this one may be even more prolonged, because the losses are much greater than those incurred in previous cycles. This tighter credit environment should be a drag on growth, and thus a potential headwind for consumers as they attempt to rebuild liquidity.

Margins for many companies continue to contract as fuel and raw material input costs rise due to demand from emerging economies. On top of this, there is potential risk to stocks stemming from the change of administration in the White House in 2009, which will likely have implications for current tax policy regardless of the candidate elected.

Over the course of time, many of these negatives may turn into tailwinds. While we do not believe we are fully through the credit unwind and subsequent subpar growth for the U.S. economy, we do believe it is time to begin positioning the Portfolio toward early-cycle stocks that will benefit from a possible turn in the U.S. economy over the course of the next 18 months. As a result, we are positioning the

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
24

Portfolio toward stocks that have compelling valuations, trough margins and potential product cycles. We believe many stocks in the consumer and technology areas have seen their lows. Health care companies with intact product cycles also continue to be a focus area for the Portfolio. As always, we continue to favor companies that are in front of new product cycles that will foster growth regardless of the underlying economic cycle.

* The Russell MidCap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

25

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Mid Cap Growth Portfolio earned a total return of –9.27% as compared to the median return of its peer group, the Lipper Mid Cap Growth category, of –8.57%. The Portfolio’s market benchmark, the Russell MidCap® Growth Index, earned a total return of –6.81%.

What factors affected the Portfolio’s performance?

Market returns were quite skewed in the period, with very strong results in the energy and materials sectors, which benefited from continued strong demand in developing countries and disruptions to supply chains related to either geopolitical issues or unusual weather patterns. On the flip side, severe pressure on the financial sector continued as challenges in the credit markets undermined investor confidence. Consumer discretionary shares fell, as high energy and food costs squeezed the consumer. Technology stocks fell as these companies suffered from lackluster demand and concerns with the sustainability of the economic recovery. The Portfolio underperformed during the period primarily due to disappointing earnings from companies in the technology and consumer area. The Portfolio’s stock picks in the energy area did quite well, but the underweighted stance in the sector was a significant drag on performance. Exposure to the slowing momentum in the aerospace industry was an additional factor in the subpar return for the period.

What is your outlook?

The headwinds that affected the U.S. economy during the prior six months are likely to linger well into 2008 and possibly into 2009. We are concerned with the general tightness of credit across all sectors of the market as lending institutions’ balance sheets are distressed. Credit cycles typically take several quarters to unwind, and this cycle may be even more prolonged because the losses are much greater than those incurred in previous cycles. This tighter credit environment should be a drag on growth and thus a potential headwind for consumers as they attempt to rebuild liquidity.

Margins for many companies continue to contract as fuel and raw material input costs rise due to demand from emerging economies. On top of this, there is potential risk to stocks stemming from the change of administration in the White House in 2009, which may likely have implications for current tax policy regardless of the candidate elected.

Over the course of time, many of these negatives may turn into tailwinds. While we do not believe we are fully through the credit unwind and subsequent subpar growth for the U.S. economy, we do believe it is time to begin positioning the Portfolio toward early-cycle stocks that will benefit from a possible turn in the U.S. economy over the course of the next 18 months. As a result, we are positioning the

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
26

Portfolio toward stocks that have compelling valuations, trough margins and potential product cycles. We believe many stocks in the consumer and technology areas have seen their lows. Health care companies with intact product cycles also continue to be a focus area for the Portfolio. As always, we continue to favor companies that are in front of new product cycles that will foster growth regardless of the underlying economic cycle.

* The Russell MidCap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

27

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Partner Mid Cap Value Portfolio earned a total return of –3.45% as compared to the median return of its peer group, the Lipper Mid Cap Value category, of –8.60%. The Portfolio’s market benchmark, the Russell MidCap® Value Index, earned a total return of –8.58%.

What factors affected the Portfolio’s performance?

Over the first six months of 2008, much of the opportunity and risk in the markets was defined by the strong performance in the energy sector, driven by an extraordinary surge in oil prices, as much as the weak performance in the financial sector, as credit challenges and losses continued to buffet banks, investment bankers and mortgage lenders. Most of the outperformance in this Portfolio was a function of being correctly positioned relative to both of those events. In the energy group, the Portfolio’s holdings appreciated in line with the group, but those returns were significantly higher than the typical mid-cap value stock. Our advantage was that the Portfolio was also overweighted to the group. On the flip side, performance for our holdings in the financial sector was disappointing on an absolute basis but our holdings modestly outperformed those in the benchmark. An underweighted stance in this sector also complemented performance. Finally, price weakness was evident in the consumer discretionary sector, as this group is sensitive to the squeeze on consumers’ discretionary spending resulting from accelerating inflation for basic consumables like food and energy products. In this instance, both our stock selection within the group, as well as our heavy underweighting of the category, lifted results versus the benchmark.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
28

What is your outlook?

For the past year, the credit crunch has taken its toll on a variety of companies related to mortgages, real estate and financing activities. During this period, we have been careful to avoid sacrificing quality for what may appear to be bargain valuations. Our cautious view on the market remains largely intact as we continue to see weakness in credit-related sectors. We are also watching the implications of inflation on company cost structures and end markets. We think all these trends could lead to an environment of near-term volatility, which we view as a significant opportunity for fundamental long-term investors.

* The Russell MidCap® Value Index is an index comprised of mid cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

29

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Mid Cap Stock Portfolio earned a total return of –11.42% as compared to the median return of its peer group, the Lipper Mid Cap Core category, of –5.90%. The Portfolio’s market benchmark, the Russell MidCap® Index, earned a total return of –7.57%.

What factors affected the Portfolio’s performance?

Two overriding themes dominated the first half of 2008 —oil and the credit cycle. Oil approached $150 and the financial credit issues continued to escalate. While the benchmark was down over 7% during the first half of 2008, the energy sector was up over 30%. Being significantly underweighted in energy weighed on performance, as it was one of only two sectors with positive returns for the six-month period. Although to a smaller extent than energy, the financials and consumer discretionary sectors also detracted from performance. The Portfolio’s financial weighting was increased to neutral at the beginning of the year based on attractive valuations; however, this move proved too early as the credit crisis worsened, and a lack of capital threatened many franchises. Finally, being significantly underweighted in the consumer discretionary sector, one of the worst performers for the period, was outweighed by the negative contribution of Service Corporation International and Scientific Games, Inc.

What is your outlook?

The Portfolio increased the weighting of the oil-field service companies (as opposed to the exploration and production, or E&P, stocks), as the group should benefit even if the price of oil declines. The E&P companies have been conservative with their drilling budgets even as the price of oil and natural gas has increased. These companies are now likely feeling pressure to increase their budgets and should be more comfortable in the long-term viability of many projects as commodity prices are above the cost of production. Finally, the E&P stocks have dramatically outperformed the oil-field service industry during this cycle. Value should transfer to the service companies as the E&P budgets expand.

The Portfolio was underweighted in the technology sector, because we believe technology spending trails corporate profitability, and corporate profitability was declining. While this backdrop remains in place, the following factors resulted in an increase in the Portfolio’s technology weighting. Valuations within the sector are increasingly attractive based on their decline in the first half of the year and continuing strong free-cash-flow generation. Given improved supply-chain visibility and management conservatism, inventories throughout the sector remain well balanced. Finally, pent-up demand from a lack of IT capital expenditures suggests any inventory shortfalls should not be severe. Specifically, S&P

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
30

500 company capital expenditures-to-sales remain over 20% below their 2001 peak.

The Portfolio remains neutral within the financial sector. While valuations across the sector appear attractive, the credit crisis continues to deepen, making these assumptions possibly suspect. Financial companies, in our view, generally rely on the continued viability of their leveraged business model of borrowing short-term and lending long-term. If investor confidence deteriorates due to the plight of financial services companies such as Bear Stearns and others, the resulting consequences could be severe. History suggests that being early to invest in the financial sector upon a perceived cycle turn is not always advantageous; the Portfolio remains neutral in this sector, waiting for the right time to invest more.

* The Russell MidCap® Index is an unmanaged index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in the index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

31

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Mid Cap Index Portfolio earned a total return of –3.97% as compared to the median return of its peer group, the Lipper Mid Cap Core category, of –5.90%. The Portfolio’s market benchmark, the S&P MidCap 400 Index, earned a total return of –3.90%.

What factors affected the Portfolio’s performance?

Because it is designed to invest in a way that reflects its benchmark index, the S&P Midcap 400, the only changes made to the Portfolio are done in response to alterations in the composition of the Index itself. As typically occurs with an index fund, the difference in performance between the benchmark index and the Portfolio can be largely attributed to expenses and minor differences in portfolio composition.

Mid-cap stocks outperformed both small- and large-cap stocks. The energy and materials sectors posted positive returns, bolstered by a general increase in commodities prices. In contrast, consumer discretionary and telecommunication stocks underperformed due to severe selling pressure as market participants re-evaluated stress in the global economic system and lowered growth expectations. These sectors were also impacted by lower financial liquidity brought on by heightened risk aversion.

What is your outlook?

The Portfolio will remain fully invested in a way that tracks the performance of the S&P MidCap 400 Index. This is an attractive way for individuals to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

Over the last six months, mid- and small-cap companies outperformed their large-cap counterparts, in part due to the recovery from an extremely weak performance versus the large-cap segment in 2007. Mid-cap stocks generally have more exposure to companies and industries most affected by rising prices for oil and food commodities, e.g., agricultural chemicals, metals, exploration and production companies and industrial machinery.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
32

Policy actions have been undertaken to forestall any lasting impact from the ongoing unwinding of the excesses in housing that occurred last cycle. Additionally, the financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed-income markets and led to the severe credit contraction that has increased the odds of a recession in the United States. At a minimum, global growth is slowing and the prices of risk assets have adjusted significantly, reflecting the increased uncertainty.

As mentioned six months ago, it is possible that a transition may be taking place. Typically, as a new economic cycle starts, investors begin to favor mid- and small-cap issues. We believe that attractive opportunities are available in the mid-cap marketplace in the months ahead. At the same time, we are realistic in our expectations that the premium return to the mid-cap sector is likely to be reduced in the future as the economic cycle continues.

* The S&P MidCap 400 Index is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

33

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Partner International Stock Portfolio earned a total return of –9.04% as compared to the median return for its peer group, the Lipper International category, of –11.18%. The Portfolio’s market benchmark, the MSCI EAFE Index, earned a total return of –10.58%.

What factors affected the Portfolio’s performance?

The most significant factor positively impacting performance was stock selection in finance, materials and energy. Additionally, the Portfolio was underweighted in the weakly performing financial sector. A modest cash position also added to returns, due to the weak market environment.

Within the financial group, an underweighted holding in commercial banks and real estate-related companies were key components in the Portfolio’s returns. In the EAFE Index, financial firms make up a more significant component of the Index than is the case for the core U.S. indexes. In particular, the Portfolio had a larger proportion of its bank holdings in Japanese banks which, to date, appear to have sidestepped much of the malaise infecting banks in Europe and the United States. The same Portfolio bias towards Japanese companies was evident in the account’s real estate holdings, and those securities provided a return premium versus European counterparts. In the materials sector, we realized excellent returns in many holdings in the chemical industry, with particular exposure to the agricultural markets, e.g., fertilizer and seed companies. Supply shortages in critical components of the grain supply chain caused prices to soar and stimulated increased plantings around the world. This created a particularly favorable environment for those companies that supply goods and services to the farming industry.

The Portfolio’s positioning in the energy sector proved to be a slight drag on performance. Stock selection was favorable versus stocks in the benchmark, and absolute returns to the group were favorable, but the Portfolio was moderately underweighted in the sector, which limited the advance versus the benchmark. Energy is a smaller component in the EAFE Index than it is in the S&P 500, and the company exposure in the EAFE benchmark is more tilted to large, multinational diversified companies. Those companies have not performed as well as more targeted exploration and production companies that are better represented in U.S. markets.

International investing has special risks including currency fluctuation and political volatility.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.
The lists of Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
34

What is your outlook?

Global economic growth has clearly slowed. Consumers are spending a greater share of disposable income on living essentials, leaving less for discretionary purchases. This is particularly true in developing economies as a much greater share of the relatively modest incomes is spent on food and energy, two segments experiencing the most severe price appreciation.

Despite the quickening of price appreciation seen this year in commodities, it is difficult to find attractive valuation opportunities in the shares of many of these companies. Unusually high prices will ultimately trigger a demand response around the world much like is currently taking place in the developed economies.

Inflation is becoming a challenging issue for many countries, and developing economies in particular are feeling the pressure. Interest rates are likely on an upward path in developing economies, and while Europe is currently maintaining a tight money posture, growth is slowing and will likely result in diminished price pressure later in 2008.

The good news is that valuations in major foreign markets are beginning to look compelling. Price/earnings ratios are approaching levels not seen since the early 1980s. While earnings’ uncertainty and inflation risks remain high, the changing dynamics of growth around the world are shaping up to likely create a more favorable environment for financial assets as the year unfolds.

* The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) measures the performance of stocks in developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

35

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Partner All Cap Portfolio earned a total return of –12.61% as compared to the median return of its peer group, the Lipper Multicap Core category, of –10.62%. The Portfolio’s market benchmark, the Russell 3000® Index, earned a total return of –11.05%.

What factors affected the Portfolio’s performance?

Weakness in holdings in the information technology and consumer staples sectors of the Portfolio were the primary factors in returns being below benchmark and peer group median. Large-cap technology companies Google and Microsoft both performed poorly relative to market and their respective industry groups. Technology as a sector showed more price weakness than the market as a whole, owing to investor concerns with the sustainability of economic growth in the face of ongoing weakness in housing and high oil prices weighing on economic momentum. The Portfolio was modestly overweighted in the sector. In the consumer staples sector, exposure to the retail food sector was not rewarded due to heightened inflation in raw food prices and concerns with the segment’s ability to pass on those costs in an environment of restricted consumer spending. In the industrial segments, holdings in farm equipment manufacturers Deere and Company and AGCO performed poorly, despite record prices for many food commodities. Price pressures for raw materials used in the manufacture of their equipment (such as steel) have the potential to crimp margins. Late spring floods in key agricultural states also had the potential to impair demand. Mitigating some of this weakness was continued good returns to industries servicing mining companies, like Bucyrus International and Joy Global. Export sales remain one of the bright spots for the U.S. economy. Weakness in select holdings in the financial sector also was a modest negative for returns.

Health care stocks in the Portfolio offset some of the weakness in other areas. The account was underweighted in the poorly performing pharmaceutical sector and realized good results from holdings in both Baxter International and Covidien Ltd. in the health care equipment industry. Medco Health Solutions Inc. also performed better than the group and the benchmark Index. Within the materials sector, holdings in Mosaic and Monsanto benefited from the strong demand for agricultural products, like seed and fertilizers, while Praxair was lifted by the continuing strong demand for industrial gases. Within the metals group, Nucor performed well as steel prices remained quite strong over the period, owing to continued strong spending on infrastructure around the world, as well as strong energy demand for pipe and related steel materials.

What is your outlook?

Within the materials sector, we continue to favor vertically integrated phosphate fertilizer producers. We believe these

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
36

companies are poised to benefit significantly from rising demand and pricing for fertilizer, while access to phosphate reserves continues to keep costs lower than competitors. In addition, we are bullish on industrial chemical providers that are leveraged to energy infrastructure expansion trends. Among financials holdings, we remain bullish on the insurance industry, with the majority of our exposure in reinsurers and property and casualty insurers with strong balance sheets, which we believe will remain insulated from loan defaults and meaningful asset write-downs. Within health care, we maintain our underweighted stance in the pharmaceuticals industry, due to negative factors such as large patent expirations, weak developmental drug pipelines, and an increasingly challenging approval process from a conservative FDA. Lastly we continue to hold overweighted positions in Hewlett-Packard and Apple.

* The Russell 3000® Index is an unmanaged index comprised of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

37

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Large Cap Growth Portfolio II earned a total return of –10.99% as compared to the median return of its peer group, the Lipper Large Cap Growth category, of –10.09%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a total return of –9.06%.

What factors affected the Portfolio’s performance?

Following broad strength in 2007, the equity markets have reversed so far this year. Macroeconomic pressures such as rising inflation, a further deterioration in the housing market, and higher unemployment sent several economic sectors sharply lower over the past six months.

On a sector-based analysis, the underperformance versus our benchmark was more a function of stock selection versus industry allocation. Our poorest performing sectors were concentrated in those with the greatest absolute negative returns.

Our best performing sectors were concentrated in materials and health care. Continued rising prices for agriculture-related products, such as fertilizer, helped drive performance for Potash Corp., our best-performing company for the six-month period. Despite weakness in the absolute performance of health care stocks, this sector posted the strongest relative returns in the Portfolio. A combination of an overweighted position in biotechnology and an underweighted posture in managed care drove a large portion of the outperformance, highlighted by our position in Gilead Sciences and lack of ownership in United Healthcare.

Sectors detracting most from performance for the six-month period included financials, where a sharp sell off in names such as Citigroup and NYMEX Holdings negatively impacted Portfolio performance. In addition, our consumer discretionary positions felt the impact of the broad macroeconomic issues highlighted by weakness in casino/gaming and our ownership of General Motors. Finally, rising oil prices and raw material costs put pressure on our positions in the industrials sectors, with names such as Northwest Airlines and Deere and Company impacting Portfolio performance.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
38

What is your outlook?

We are cautious regarding the prospects for economic growth for the remainder of the year. The housing market continues to show signs of further weakening and will likely take several more quarters to stabilize, leading to continued anxiety at the consumer level. We do believe the extent of the financial exposure to this crisis will become more definable as the year progresses and may begin to instill some much-needed confidence back into the financial sector. We expect sectors with more recession-resistant business models and a significant overseas presence to perform well and have adjusted our exposure accordingly.

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

39

How did the Portfolio perform during the six month period ended June 30, 2008?

Thrivent Large Cap Growth Portfolio earned a total return of –11.05% as compared to the median return of its peer group, the Lipper Large Cap Growth category, of –10.09%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a total return of –9.06%.

What factors affected the Portfolio’s performance?

Following broad strength in 2007, the equity markets have reversed so far this year. Macroeconomic pressures such as rising inflation, a further deterioration in the housing market, and higher unemployment sent several economic sectors sharply lower over the past six months.

On a sector-based analysis, the underperformance versus our benchmark was more a function of stock selection versus industry allocation. Our poorest performing sectors were concentrated in those with the greatest absolute negative returns.

Our best performing sectors were concentrated in materials and health care. Continued rising prices for agriculture-related products, such as fertilizer, helped drive performance for Potash Corp., our best-performing company for the six-month period. Despite weakness in the absolute performance of health care stocks, this sector posted the strongest relative returns in the Portfolio. A combination of an overweighted position in biotechnology and an underweighted posture in managed care drove a large portion of the outperformance, highlighted by our position in Gilead Sciences and lack of ownership in United Healthcare.

Sectors detracting most from performance for the six-month period included financials, where a sharp sell off in names such as Citigroup and NYMEX Holdings negatively impacted Portfolio performance. In addition, our consumer discretionary positions felt the impact of the broad macroeconomic issues highlighted by weakness in casino/gaming and our ownership of General Motors. Finally, rising oil prices and raw material costs put pressure on our positions in the industrials sectors, with names such as Northwest Airlines and Deere and Company impacting Portfolio performance.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
40

What is your outlook?

We are cautious regarding the prospects for economic growth for the remainder of the year. The housing market continues to show signs of further weakening and will likely take several more quarters to stabilize, leading to continued anxiety at the consumer level. We do believe the extent of the financial exposure to this crisis will become more definable as the year progresses and may begin to instill some much-needed confidence back into the financial sector. We expect sectors with more recession-resistant business models and a significant overseas presence to perform well and have adjusted our exposure accordingly.

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

41

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Partner Growth Stock Portfolio earned a total return of –9.14% as compared to the median return of its peer group, the Lipper Large Cap Growth category, of –10.09%. The Portfolio’s market benchmark, the S&P 500/ Citigroup Growth Index, earned a total return of –8.07%.

What factors affected the Portfolio’s performance?

An underweighted stance in the strong performance of the energy sector and stock selection within the consumer discretionary and health care groups were the primary factors limiting performance versus the benchmark. Good results in the information technology sector of the Portfolio were not sufficiently strong to fully mitigate the weakness in the poorly performing sectors. Within energy, stock selection achieved results modestly in excess of that achieved by the holdings in the benchmark, but the Portfolio held significantly less weight that that of the Index. Oil prices surged in the period and exploration and production companies advanced along with the price as they are most directly levered to changes in the price of oil. The Portfolio was underweighted in this group. Subpar returns from holdings in the hotel, restaurant and leisure industries were the most significant component of the weak results in consumer discretionary. Again, high oil prices, as well as strong advances in other prices for core consumer items, has squeezed down spending on non-essential items, meaningfully impacting spending on travel and leisure activities. Good stock selection in the retail industry offset some of the returns in the other segments. An overweighted position in health care providers also was a limiting factor for returns as the group came under pressure due to pressure on margins and slowing revenue growth. Information technology companies, particularly in IT services and semiconductors, performed well for the Portfolio. Holdings in communications equipment also achieved results better than those in the Index. Exposure to agricultural chemical and products companies also added to returns in the materials sector, the group being lifted in conjunction with surging crop prices as demand shortages were exacerbated by damage inflicted on spring plantings due to unusual weather patterns in the Midwest.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
42

What is your outlook?

Commodity and energy prices were the strongest drivers of Index performance in the second quarter of 2008. Energy led the pack, followed by the utilities and materials sectors. The financials and industrials sectors were the worst performers, followed by consumer discretionary. Bad news dogged the equity markets, with investors concerned about rising commodity prices, a worsening U.S. housing market and credit squeeze, and a dampened consumer environment. We have weighed these risks and expect that large-cap growth stocks will continue to benefit from favorable earnings, enhanced by these companies’ overseas exposure and a weaker dollar, strong free cash flow, and record cash levels on balance sheets.

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The S&P 500/Citigroup Growth Index is an unmanaged capitalization-weighted index comprised of the highest price-to-book ratios in the S&P 500 Index. The S&P 500/Citigroup Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

43

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Large Cap Value Portfolio earned a total return of –11.64% as compared to the median return of its peer group, the Lipper Large Cap Value category, of –13.35%. The Portfolio’s market benchmark, the Russell 1000® Value Index, earned a total return of –13.57%.

What factors affected the Portfolio’s performance?

Overall sector allocation had a positive impact on the relative performance of the Portfolio. An underweighted position in financials, the weakest sector, and a modest amount of cash accounted for the positive allocation effect. Underweighted holdings in energy and utilities hurt relative performance.

Stock selection was positive during the period. Areas of strong stock selection included financials, consumer staples, technology and industrials. In financials, the position in Hudson City Bancorp, a savings and loan, appreciated nicely versus a 29.4% decline overall for the financial services sector. In consumer staples, the significant overweighting to General Mills aided performance as its shares appreciated as well during the period, despite a nearly 9% decline for the consumer staples sector. In technology, our largely overweighted stance in IBM helped, as it also appreciated versus a 15% decline for the sector. In the industrials sector, an underweighting in GE contributed the most to relative performance, as that stock declined considerably during the period.

Areas that hurt performance included stock selection in the health care and materials sectors. In heath care, our position in drug company Sanofi-Aventis negatively impacted performance and has been reduced. In materials, a lack of steel stock ownership was painful; however, we remain underweighted in this highly cyclical industry.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
44

What is your outlook?

The emphasis of the Portfolio continues to be on the shares of quality companies that offer attractive relative valuations and expected improvement in operating performance in excess of consensus expectations. Areas of emphasis in the Portfolio include an overweighted position in technology stocks in companies such as Intel, Texas Instruments and IBM.

* The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

45

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Large Cap Stock Portfolio earned a total return of –11.93% as compared to the median return of its peer group, the Lipper Large Cap Core category, of –11.26%. The Portfolio’s market benchmark, the S&P 500 Index, earned a total return of –11.91%.

What factors affected the Portfolio’s performance?

Returns to the Portfolio approximated both the benchmark Index and the Lipper peer category. The Portfolio had overweighted positions in the information technology, materials and health care sectors, with stock selection being additive to returns in all three categories. Research in Motion, maker of the BlackBerry, provided strong returns in the period, as did both Marvell Technology Group and Amkor Technology in the semiconductor industry. IT services company Accenture Ltd. also provided good returns. Within the materials industry, exposure to agricultural chemical manufacturers Potash Corp. and Monsanto lifted results, with the strong advances in farm prices and planting benefiting both companies.

Biotech company Gilead Sciences performed well over the six months and an underexposure to the weak performance of the health care provider industry was also a positive factor for returns. A modest cash position also was favorable during the difficult market performance that prevailed in the first quarter.

Offsetting many of these gains were poor results to companies in the Portfolio that were highly sensitive to discretionary consumer spending, such as retail, media and the travel and hotel industries. Poor advertising spending through traditional media is weighing on the media group, while high fuel prices are restricting travel plans for both business and recreational purposes. Higher prices for many consumable items like food and energy have restrained growth of retail sales outside of necessities or through discounters. An underweighted stance in consumer staples companies, as well as modestly lower exposure to the strong performance in the energy sector, also offset better performance in other Portfolio segments.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
46

What is your outlook?

The acceleration in energy prices over the last six months likely has offset much of the benefit that may have been garnered from the tax rebate package that was designed to stimulate consumer spending in the latter part of the year. The economy may not be able to weather oil prices in excess of $150 for any sustained period of time. As such, one must consider whether general economic weakness is likely to persist without some relief from higher commodity prices.

This has reignited concerns that the worst of the challenges facing housing and the financial system may not have passed. The Portfolio is maintaining a balanced approach to industries and sectors as economic and market risks play out. We believe that many of the uncertainties currently in evidence will likely resolve themselves over the next six months in a way that is favorable for financial assets and stock prices, but that outlook is contingent on lower oil prices sometime in the third quarter.

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The S&P 500 Index is a broad-based composite index that represents the average performance of a group of 500 widely held, publicly managed stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

47

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Large Cap Index Portfolio earned a total return of –12.04% as compared to the median return of its peer group, the S&P 500 Index Objective category, of –12.08%. The Portfolio’s market benchmark, the S&P 500 Index, earned a total return of –11.91%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition.

Energy and materials were the best performing groups in the market over the past six months, posting the only positive returns at the sector level. Energy clearly benefited from the continuing run-up in oil prices this past year. Large-cap stocks underperformed both small- and mid-cap stocks over the reporting period. Telecommunication services and financials delivered the most negative returns for the six-month period. Financial stocks were negatively impacted early in the period by continued deterioration in credit quality and ongoing write-downs of securities, which became difficult to value in an environment of heightened risk aversion, poor liquidity and price discovery mechanisms. Telecommunication services came under selling pressure in 2008 as market participants re-evaluated the economic stress in the global economic system and growth expectations diminished.

What is your outlook?

Large-cap stocks underperformed both mid- and small-cap stocks, reversing last year’s trend. There are signs that a new economic cycle could be underway. Over the last six months, profit growth has been relatively strong for companies with greater exposure to foreign sales or

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
48

operations as the weakness in the dollar has made goods and services produced in the U.S. more attractive in the global marketplace. As a generalization, this type of environment tends to favor large-cap, multinational companies. Additionally, investors seemed to become more risk-neutral, which fosters an environment that tends to favor smaller-capitalized companies. We believe the dollar is as low as it should get, and risk levels are coming down. Our view is that as we enter a new cycle, mid- and small-cap companies are just as likely to be successful as their large-cap brethren.

Policy actions have been undertaken to forestall any lasting impact from the ongoing unwinding of the excesses in housing that occurred last cycle. Additionally, the financial markets appear to be resolving some of the uncertainty and ambiguity that has surrounded the fixed-income markets and led to the severe credit contraction that has increased the odds of a recession in the United States. At a minimum, global growth is slowing and the prices of risk assets have adjusted significantly, reflecting the increased uncertainty.

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The S&P 500 Index is a broad-based composite index that represents the average performance of a group of 500 widely held, publicly managed stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

49

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Balanced Portfolio earned a total return of –8.37%. The Portfolio’s market benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned –11.91% and 1.13%, respectively.

What factors affected the Portfolio’s performance?

We maintained an investment allocation of approximately two-thirds of assets in the equity segment and the remainder in fixed-income securities during the period.

The equity component return was closely aligned with its benchmark, the S&P 500 Index. Within the Portfolio, energy and materials were the best performing industry sectors — and the only ones with positive returns. Energy stocks benefited from the continued rise in oil and gas prices, while materials stocks benefited from the rising cost of commodities. The largest sector represented in the Index, financial stocks, turned in the worst performance —down nearly 30% — as increasing mortgage delinquencies and foreclosures caused major losses at banks and other financial institutions. Most other sectors also were impacted by concerns about a potential combination of slower economic growth and higher inflation.

The fixed-income component of the Portfolio underper-formed the Lehman Aggregate Bond Index mainly due to the floating-rate debt that backs our mortgage securities. We used this debt to back our purchase of Fannie Mae and Freddie Mac mortgage securities through what is called the “dollar-roll” program. In the program, we accept “forward delivery” of securities that have not yet been created, agreeing to take physical delivery at a later date. The floating-rate debt we use to back our agreement is all AAA-rated. While this typically low-risk practice generated additional yield for the Portfolio for many years, the floating-rate securities —backed by higher-quality credit card, auto and other loans — were affected by continued credit market troubles and they lost value. Also causing the fixed-income component to underperform the Lehman Brothers Aggregate Bond Index was that it incurred operating expenses, whereas none were incurred by the Index.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
50

What is your outlook?

We think economic growth will remain slow through the remainder of 2008. While it will likely take several more months for the economy to work off the effects of the credit crunch, we believe that the worst of the situation is behind us. Consequently, the Federal Reserve isn’t likely to lower interest rates again any time soon. Fed policymakers must continue to balance their concerns about an economic slowdown against the potential for higher inflation.

We expect large-, mid- and small-cap stocks to all perform close to their historical returns in the coming months. We also believe that our floating-rate securities are fundamentally solid investments and that their value will rebound once the market calms down. As the market perceives that the Fed is through easing rates for the time being, the yield curve should flatten, with yields of shorter-maturity bonds increasing more than those of longer-maturity bonds. As always, we intend to maintain a well-diversified mix of securities in our efforts to track the performance of the S&P 500 Index and the Lehman Aggregate Bond Index.

* The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

*** The S&P 500 Index is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely held, publicly managed stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

51

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent High Yield Portfolio earned a total return of –0.73% as compared to the median return of its peer group, the Lipper U.S. High Current Yield Funds category, of –1.50%. The Portfolio’s market benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index, earned a total return of –1.31%.

What factors affected the Portfolio’s performance?

The high-yield bond market sold off during much of the period, largely due to investor fears about growing troubles in the subprime and other credit markets and a massive deleveraging of the U.S. financial system. The yield premium (or “spread”) high-yield bonds offered over that of Treasury securities increased from 5.84% at the beginning of the period to 7.08% on June 30, with a simultaneous drop in their prices. The spread reached its widest during the period on March 17, at 8.31%, and was the most spreads have widened in such a short period of time in over 25 years.

The Portfolio outperformed its peer group during this challenging period mainly due to our emphasis on higher-quality bonds and essentially no exposure to issuers in the troubled financial sector. Our position in bonds of the lowest credit quality (CCC-rated) was underweighted by six percentage points relative to our benchmark Index. Other factors that enhanced our performance relative to our peer group included our overweighted positions in recession-resistant industries such as health care, energy and utilities (up from 2.5% to 4.5% during the period), and our underweighted positions in recession-prone industries such as autos, retail, home supplies and finance.

Detracting from the Portfolio’s performance was our overweighted position in the gaming sector (down 8% during the period), though our credit selection in this sector was good, and our holdings in the airline sector, which was down 13%.

What is your outlook?

Our outlook for high-yield bonds is cautious and will remain so until it becomes clearer how the economy will perform during the remainder of 2008. We think that Federal Reserve rate cutting and other credit-easing moves that occurred during the period will help stabilize the nation’s financial system. In fact, the high-yield bond market has rallied somewhat since the Bear Stearns bailout in March.

High-yield bonds carry greater volatility and risk than investment-grade bonds.
Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
The list of Major Market Sectors, Moody’s Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
52

Even so, we are concerned about the threats to growth posed by rising oil prices (the price per barrel rose from $96 at the beginning of the year to $136 at period end) and their impact on overall inflation, consumer spending and corporate profitability. Of course, continued problems in the housing and credit markets are a concern as well. For these reasons, we will keep a defensive stance, preparing for a material increase in defaults as the economy slows.

With high-yield bond yield spreads at 7.08% over Treasury securities, bonds look fairly valued and the market appears to be compensating investors for the expected increase in the default rate. Also, the current market fear and volatility has provided opportunities to buy bonds at attractive prices. Although we are in a defensive mode, we will take advantage of any opportunities to add value to the Portfolio and enhance shareholder return.

* The Lehman Brothers U.S. Corporate High Yield Bond Index is an unmanaged index, which measures the performance of fixed-rate, non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

53

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Diversified Income Plus Portfolio earned a total return of –3.98% as compared to the Portfolio’s primary benchmarks, the S&P 500 Dividend Aristocrats Index, which returned –10.85%, and the Lehman Brothers Aggregate Bond Index, which returned 1.13%.

What factors affected the Portfolio’s performance?

The continuing credit crunch had a major impact on the Portfolio’s performance during the period. Fears over the health of the U.S. financial system continued during the first half of 2008, as mortgage delinquencies and foreclosures mounted and prompted further write-offs in the banking sector. A lack of investor confidence and market liquidity affected most types of fixed-income investments except for Treasury securities, which are backed by the full faith and credit of the U.S. government. Worries about the housing and credit markets also hurt U.S. equity returns as well.

In the Portfolio’s equity portion, our allocation to real estate investment trusts (REITs) detracted from our performance. REIT share prices fell during the period, though not as sharply as earlier when they corrected from the high valuations reached in 2007. Although we earlier reduced our position in REITs from the Portfolio’s long-term strategic 11% allocation, having any exposure to these securities was problematic.

Also hurting the Portfolio’s performance was our relatively high allocation to financial stocks, which sharply under-performed the market due to ongoing troubles in the credit markets. As is the case with REITs, the Portfolio focuses on these traditionally high-dividend stocks in pursuing its objective of maximizing income.

On the Portfolio’s fixed-income side, our holdings of mortgage-backed, corporate and high-yield bonds all experienced price declines as investors continued to seek out the safety of Treasury securities. (Our high-yield bonds performed well, due in part to our focus on higher-quality securities within this segment.) For the same reason, our position in Treasury securities performed particularly well.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned.
54

What is your outlook?

The housing slump and attendant credit crisis are widespread problems that continue to pose risks to our financial system. Because the scope of the problem is pervasive, it will take some time for various markets, particularly the housing market, to clear problem assets and begin a recovery. The housing market needs to stabilize, and liquidity and investor confidence need to be restored. Government initiatives are now underway, which ultimately should provide an underpinning to a recovery. The markets may remain volatile for the rest of 2008 as this process unfolds, particularly during a presidential election.

We expect that the Federal Reserve will not shift short-term interest rates further this year, as policymakers are constrained by the dueling threats of slowing growth and rising inflation. Consequently, the most important actions the Fed takes to resolve the crisis may be in other policies or programs.

In the meantime, non-Treasury income investments are trading at historically cheap prices. We will watch for bargains and add securities to the Portfolio incrementally, but we will remain cautious and won’t make any major moves. Also we intend to hold our securities affected by the credit crunch and not sell at discount levels. Overall, we’ll keep the Portfolio at its long-term asset allocation and continue to monitor the economy and markets carefully.

* The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Prior to July 3, 2006, the Portfolio invested primarily in junk bonds.

2 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

55

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Income Portfolio earned a total return of –1.42% as compared to the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated Funds category, of –0.44%. The Portfolio’s market benchmark, the Lehman Brothers Aggregate Bond Index, earned a total return of 1.13%.

What factors affected the Portfolio’s performance?

Approximately three-fourths of our underperformance relative to our peer group was attributable to continued weakness in the floating-rate debt that backs our mortgage securities, and the remainder was roughly evenly split between our positioning in agency securities and corporate bonds.

We used floating-rate debt to back purchases of Fannie Mae and Freddie Mac mortgage securities through what is called the “dollar-roll” program. In the program, we accept “forward delivery” of securities that have not yet been created, agreeing to take physical delivery at a later date. The floating-rate debt we use to back our agreement is all AAA-rated with maturities of from one to three years and a coupon rate that readjusts every few months. While this typically low-risk practice has generated additional yield for the Portfolio for many years, some of these floating-rate securities — backed by higher-quality credit card, auto and other loans — were materially impacted by subprime mortgage-related troubles and a loss of market liquidity and they lost value.

During the period, we also held an underweighted position in agency securities, a higher-quality asset class that outperformed as riskier credit underperformed in a volatile first half of the year. Our corporate bond holdings were negatively impacted by an overweighted position in investment-grade corporate bonds and by a negative contribution from security selection in our high-yield corporate bond holdings. Some lower-quality bank and finance credits were particularly negatively impacted.

What is your outlook?

We are currently expecting prolonged economic weakness as the mortgage crisis spreads from the consumer through the banking system and finally through the broader economy. The evaporation of credit availability to consumers and businesses stemming from the housing crisis continues to be the primary risk to the economy. Continued and deeper consumer weakness is another risk as home prices

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
The list of Major Market Sectors, Moody’s Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
56

continue to decline, energy prices increase, and unemployment rises. Of increasing concern is the outlook for inflation. Rising energy, food and other commodity prices pose an increasing economic threat, particularly in emerging market economies that have supported most of the world’s recent economic growth. As central banks respond to this threat, U.S. and world economic growth may be negatively impacted in coming quarters.

Given this outlook, with downside risks to economic growth and increasing inflation concerns, we currently have a neutral bias to duration and the Treasury curve. We believe the Federal Reserve will remain on hold until there are clear signs that the U.S. financial system is on more stable footing and the economy stabilizes. The overall Portfolio has a somewhat defensive posture at the moment, but we will continue to look for attractive opportunities in this volatile and uncertain environment.

* The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

57

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Bond Index Portfolio earned a total return of –0.78% as compared to a 1.13% total return for the Portfolio’s benchmark, the Lehman Brothers Aggregate Bond Index.

What factors affected the Portfolio’s performance?

Because the Portfolio’s objective is to track the performance of the Lehman Index, its allocations to various sectors of the broad U.S. fixed-income markets generally mirror those of the Index. The Portfolio underperformed the Lehman Index partly because it incurred operating expenses, whereas none were incurred by the Index.

The main reason the Portfolio underperformed the Lehman Index was due to the floating-rate debt that backs our mortgage securities. We used this debt to back our purchase of Fannie Mae and Freddie Mac mortgage securities through what is called the “dollar-roll” program. In the program, we accept “forward delivery” of securities that have not yet been created, agreeing to take physical delivery at a later date. The floating-rate debt we use to back our agreement is all AAA-rated. While this typically low-risk practice generated additional yield for the Portfolio for many years, the floating-rate securities — backed by higher-quality credit card, auto and other loans — were affected by subprime mortgage-related troubles and they lost value.

Concerns about the housing and credit markets continued to affect the bond market in the first half of 2008, and the lack of resolution sustained investors’ flight to quality. As investors flocked to the safety of government-backed U.S. Treasury securities, the yield spread between Treasury issues and other types of bonds — including investment-grade corporate and mortgage-backed bonds — widened dramatically. Securities with a credit orientation or mortgage-back structure underperformed Treasury securities during the period.

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
The list of Major Market Sectors, Moody’s Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
58

What is your outlook?

We think economic growth will remain slow through the remainder of 2008. While it will likely take several more months for the economy to work off the effects of the credit crunch, we believe that the worst of the situation is behind us. Consequently, the Federal Reserve isn’t likely to lower interest rates again any time soon. Fed policymakers must continue to balance their concerns about an economic slowdown against the potential for higher inflation.

As the market perceives that the Fed is through easing rates for the time being, the yield curve should flatten, with yields of shorter-maturity bonds increasing more than those of longer-maturity bonds. We believe that our floating-rate securities are fundamentally solid investments and that their value will rebound once the market calms down. As always, we intend to maintain a well-diversified mix of debt securities in our efforts to track the performance of the Lehman Index.

* The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

59

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Limited Maturity Bond Portfolio earned a total return of –0.45% as compared to the median return of its peer group, the Lipper Short Investment Grade Debt Funds category, of 1.07%. The Portfolio’s market benchmark, the Lehman Brothers 1-3 Year Government/Credit Bond Index, earned a total return of 2.07%.

What factors affected the Portfolio’s performance?

With continued concerns about how much the housing slump, credit crunch and a massive deleveraging of the U.S. financial system would disrupt the economy, the Federal Reserve cut the federal funds rate four times, for a total of 2.25%, from January through April. The government also undertook other extraordinary measures to inject liquidity into the financial system. The yield on the two-year Treasury note fell from 3.05% at the start of the period to 2.63% on June 30.

The second quarter saw a renewed focus on inflation concerns, prompted by further jumps in oil and commodities prices. At their June meeting, Fed policymakers left interest rates unchanged, noting their concern that higher prices potentially could begin to ripple through the economy and stifle growth.

As investors flocked to the safety of government-backed U.S. Treasury securities, especially during the first quarter, the yield spread between Treasury issues and spread sectors — including investment-grade corporate, mortgage-backed, and asset-backed bonds — widened dramatically. Securities with a credit orientation or mortgage-backed structure did poorly. Risk premiums declined somewhat and spread sectors rebounded somewhat during the second quarter. Most of the Portfolio’s underperformance relative to its benchmark and peer group was due to its overweighted position in high-quality spread sectors and underweighted position in the government sector.

Our relative performance benefited during the period from moves to position the Portfolio for a steeper yield curve and purchasing options on Treasury futures, which enabled us to extend the Portfolio’s duration when interest rates declined significantly. The options’ value grew as rates fell. The Portfolio’s relative performance also benefited from our overweighted position in agency securities, which did significantly better than corporate bonds or securitized assets.

What is your outlook?

We think economic growth will remain slow through the remainder of 2008. While it will likely take several more months for the economy to work off the effects of the credit

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
The list of Major Market Sectors, Moody’s Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
60

crunch, we believe that the worst of the situation is behind us. Consequently, the Federal Reserve isn’t likely to lower interest rates again any time soon. Fed policymakers must continue to balance their concerns about an economic slowdown against the potential for higher inflation.

As the market perceives that the Fed is through easing rates, the yield curve should flatten, with yields of shorter-maturity bonds increasing more than those of longer-maturity bonds. We’ve begun positioning the Portfolio to take advantage of such a situation.

We will maintain our overweighted position in spread-sector investments and will add to these holdings as attractive opportunities arise. We believe that our spread-sector securities are solid investments and that their value will rebound as the market calms down.

* The Lehman Brothers 1-3 Year Government/Credit Bond Index is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

61

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Mortgage Securities Portfolio earned a total return of –1.73% as compared to the median return of its peer group, the Lipper U.S. Mortgage Funds category, of –0.34%. The Portfolio’s market benchmark, the Lehman Brothers Mortgage-Backed Securities Index, earned a total return of 1.93%.

What factors affected the Portfolio’s performance?

With continued concerns about how much the housing slump, credit crunch and a massive deleveraging of the U.S. financial system would disrupt the economy, the Federal Reserve cut the federal funds rate four times for a total of 2.25% from January through April. The government also undertook other extraordinary measures to inject liquidity into the financial system.

The second quarter saw a renewed focus on inflation concerns — prompted by further jumps in oil and commodities prices. At their June meeting, Fed policymakers left interest rates unchanged, noting their concern that higher prices potentially could begin to ripple through the economy and stifle growth.

As investors flocked to the safety of government-backed U.S. Treasury securities, especially during the first quarter, the yield spread between Treasury issues and spread sectors —including mortgage-backed bonds — widened dramatically. Securities with a mortgage-backed structure did poorly. Risk premiums declined somewhat and mortgage-backed securities did better during the second quarter.

With the frequency of mortgage delinquencies and defaults increasing throughout the period, the Portfolio benefited from its focus on higher-quality, agency-backed securities.

Detracting from performance was the floating-rate debt that backs our mortgage securities. We used the debt to back our purchase of Fannie Mae and Freddie Mac mortgage securities through what is called the “dollar-roll” program. While this typically low-risk practice generated additional yield for the Portfolio for many years, our floating-rate securities were affected by sub-prime mortgage-related troubles and lost value.

The Portfolio’s performance also was hurt by its allocation to AAA-rated commercial mortgage-backed securities, which also were affected by the credit market turmoil. In addition, the Portfolio was adversely impacted by the high degree

Quoted Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.
The list of Major Market Sectors, Moody’s Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
62

of interest rate volatility that occurred during the period, since mortgage-backed securities generally perform better in stable interest rate environments.

What is your outlook?

We think economic growth will remain slow through the remainder of 2008. While it should take several more months for the economy to work off the effects of the credit crunch, we believe that the worst of the situation is behind us. Consequently, the Federal Reserve isn’t likely to lower interest rates again any time soon. Fed policymakers must continue to balance their concerns about an economic slowdown against the potential for higher inflation.

As the market perceives that the Fed is through easing rates, the yield curve should flatten, with yields of shorter-maturity bonds increasing more than those of longer-maturity bonds. We’ve begun positioning the Portfolio to take advantage of such a situation.

We will maintain our overweighted position in spread-sector investments and a modest underweighting in cash. We believe that our spread-sector securities have attractive valuations on a historical basis and their value will rebound once the market calms down. As always, we will continue to look for opportunities to add value to the Portfolio and enhance shareholder return.

* The Lehman Brothers Mortgage-Backed Securities (MBS) Index is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

63

How did the Portfolio perform during the six-month period ended June 30, 2008?

Thrivent Money Market Portfolio earned a total return of 1.69% as compared to the median return of its peer group, the Lipper Money Market Portfolios category, of 1.37%.

What factors affected the Portfolio’s performance?

The factor that most influenced money market securities was the “liquidity crunch” that continued throughout the reporting period. It was caused by a combination of factors, including fears that troubles in the subprime mortgage sector would spread to other types of fixed-income securities, including asset-backed commercial paper. Yields rose on most structured securities, while yields declined on industrial names, U.S agency debt and Treasuries as investors sought quality.

Fortunately, our investment philosophy was rewarded during this market turmoil. Our Portfolio held little exposure to the types of securities that concerned the market, and we took advantage of the higher yields offered on many types of securities that we felt still offered our shareholders the liquidity and safety they expect. Early in the period, we purchased some longer-dated (three to six months) securities at attractive prices, enabling us to extend the Portfolio’s weighted average maturity in high-quality investments.

This move benefited us as the Fed cut interest rates four times from January through April, ending with a federal funds target rate of 2.0%.

In May and June, we allowed the Portfolio’s weighted average maturity to decline while building our liquidity. We drew down that liquidity later in June, using the funds to again purchase securities at attractive prices.

The Portfolio also benefited from its holdings of LIBOR (London Interbank Offered Rate)-based floaters, which reset at high rates during the period because of the disruption in the European banking system and the subsequent increase in LIBOR rates. Also benefiting the Portfolio’s performance was our effective management of overnight liquidity. Our willingness to shift in and out of a variety of overnight investments depending on the yield provided us with a competitive advantage against industry participants that have been less flexible.

What is your outlook?

We expect economic growth to continue at a slow pace through the remainder of 2008, and possibly dip into negative territory. Although economic conditions remain weak, we still do not expect a recession (defined as two or more consecutive quarters of negative GDP). While the credit and

Quoted Portfolio Composition is subject to change.
64

housing markets remain a concern, we think the Federal Reserve will refrain from further interest rate cuts as long as the general economy continues to show signs of stabilizing. Since inflation rate measures remain above the Fed’s comfort zone, and the outlook for inflation remains a concern, we continue to prepare for the possibility that the Federal Reserve will bring interest rates to a more neutral level once it is convinced that the downside risks to the economy have subsided.

We continue to manage the Portfolio conservatively as we prepare for the possibility that interest rates and Portfolio flows may change unexpectedly. While we may extend the Portfolio’s weighted average maturity, it will be done only when the markets appear to price in our concerns regarding inflation and interest rates. As in any interest rate environment, we will continue to focus on our objectives of safety and liquidity, while pursuing the optimum risk-adjusted yield.

** Seven-day yields of Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period, though they are expressed as annual percentage rates. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

65

Graphical Representation of Holdings for Certain Portfolios

The following charts are representations of the portfolio holdings, as of June 30, 2008, for the Portfolios of Thrivent Series Fund, Inc., which commenced operations on April 30, 2008.

Portfolio Composition is subject to change.
66

Graphical Representation of Holdings for Certain Portfolios

The following charts are representations of the portfolio holdings, as of June 30, 2008, for the Portfolios of Thrivent Series Fund, Inc., which commenced operations on April 30, 2008.

Portfolio Composition is subject to change.
67

Shareholder Expense Example
(Unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2008 through June 30, 2008. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company; and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	1/1/2008	6/30/2008	1/1/2008 — 6/30/2008	Ratio

Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$911	$0.91	0.19%
Hypothetical **	$1,000	$1,024	$0.96	0.19%

Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$919	$0.81	0.17%
Hypothetical **	$1,000	$1,024	$0.86	0.17%

Thrivent Moderate Allocation Portfolio
Actual	$1,000	$937	$0.82	0.17%
Hypothetical **	$1,000	$1,024	$0.86	0.17%

Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$958	$0.88	0.18%
Hypothetical **	$1,000	$1,024	$0.91	0.18%

Thrivent Technology Portfolio
Actual	$1,000	$865	$4.04	0.87%
Hypothetical **	$1,000	$1,021	$4.38	0.87%

Thrivent Real Estate Securities Portfolio
Actual	$1,000	$966	$4.17	0.85%
Hypothetical **	$1,000	$1,021	$4.28	0.85%

Thrivent Partner Small Cap Growth Portfolio
Actual	$1,000	$879	$4.59	0.98%
Hypothetical **	$1,000	$1,020	$4.94	0.98%

68

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	1/1/2008	6/30/2008	1/1/2008 — 6/30/2008	Ratio

Thrivent Partner Small Cap Value Portfolio
Actual	$1,000	$988	$4.26	0.86%
Hypothetical **	$1,000	$1,021	$4.33	0.86%

Thrivent Small Cap Stock Portfolio
Actual	$1,000	$916	$3.44	0.72%
Hypothetical **	$1,000	$1,021	$3.63	0.72%

Thrivent Small Cap Index Portfolio
Actual	$1,000	$928	$2.02	0.42%
Hypothetical **	$1,000	$1,023	$2.12	0.42%

Thrivent Mid Cap Growth Portfolio II
Actual	$1,000	$906	$2.90	0.61%
Hypothetical **	$1,000	$1,022	$3.07	0.61%

Thrivent Mid Cap Growth Portfolio
Actual	$1,000	$907	$2.04	0.43%
Hypothetical **	$1,000	$1,023	$2.17	0.43%

Thrivent Partner Mid Cap Value Portfolio
Actual	$1,000	$966	$4.12	0.84%
Hypothetical **	$1,000	$1,021	$4.23	0.84%

Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$886	$3.34	0.71%
Hypothetical **	$1,000	$1,021	$3.58	0.71%

Thrivent Mid Cap Index Portfolio
Actual	$1,000	$960	$2.20	0.45%
Hypothetical **	$1,000	$1,023	$2.27	0.45%

Thrivent Partner International Stock Portfolio
Actual	$1,000	$910	$3.81	0.80%
Hypothetical **	$1,000	$1,021	$4.03	0.80%

Thrivent Partner All Cap Portfolio
Actual	$1,000	$874	$3.97	0.85%
Hypothetical **	$1,000	$1,021	$4.28	0.85%

Thrivent Large Cap Growth Portfolio II
Actual	$1,000	$890	$3.30	0.70%
Hypothetical **	$1,000	$1,021	$3.53	0.70%

Thrivent Large Cap Growth Portfolio
Actual	$1,000	$890	$2.07	0.44%
Hypothetical **	$1,000	$1,023	$2.22	0.44%

Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$909	$3.81	0.80%
Hypothetical **	$1,000	$1,021	$4.03	0.80%

69

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	1/1/2008	6/30/2008	1/1/2008 — 6/30/2008	Ratio

Thrivent Large Cap Value Portfolio
Actual	$1,000	$884	$3.01	0.64%
Hypothetical **	$1,000	$1,022	$3.23	0.64%

Thrivent Large Cap Stock Portfolio
Actual	$1,000	$881	$3.05	0.65%
Hypothetical **	$1,000	$1,022	$3.28	0.65%

Thrivent Large Cap Index Portfolio
Actual	$1,000	$880	$1.78	0.38%
Hypothetical **	$1,000	$1,023	$1.92	0.38%

Thrivent Balanced Portfolio
Actual	$1,000	$916	$1.86	0.39%
Hypothetical **	$1,000	$1,023	$1.97	0.39%

Thrivent High Yield Portfolio
Actual	$1,000	$993	$2.14	0.43%
Hypothetical **	$1,000	$1,023	$2.17	0.43%

Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$960	$2.44	0.50%
Hypothetical **	$1,000	$1,022	$2.52	0.50%

Thrivent Income Portfolio
Actual	$1,000	$986	$2.18	0.44%
Hypothetical **	$1,000	$1,023	$2.22	0.44%

Thrivent Bond Index Portfolio
Actual	$1,000	$992	$1.94	0.39%
Hypothetical **	$1,000	$1,023	$1.97	0.39%

Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$996	$2.19	0.44%
Hypothetical **	$1,000	$1,023	$2.22	0.44%

Thrivent Mortgage Securities Portfolio
Actual	$1,000	$983	$3.31	0.67%
Hypothetical **	$1,000	$1,022	$3.38	0.67%

Thrivent Money Market Portfolio
Actual	$1,000	$1,017	$1.76	0.35%
Hypothetical **	$1,000	$1,023	$1.77	0.35%

70

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period ***	Expense
	4/30/2008	6/30/2008	4/30/2008 — 6/30/2008	Ratio

Thrivent Partner Healthcare Portfolio
Actual	$1,000	$1,031	$2.40	1.39%
Hypothetical **	$1,000	$1,006	$2.37	1.39%

Thrivent Partner Natural Resources Portfolio
Actual	$1,000	$1,126	$2.15	1.19%
Hypothetical **	$1,000	$1,006	$2.03	1.19%

Thrivent Partner Emerging Markets Portfolio
Actual	$1,000	$932	$2.46	1.50%
Hypothetical **	$1,000	$1,006	$2.56	1.50%

Thrivent Partner Utilities Portfolio
Actual	$1,000	$997	$1.53	0.90%
Hypothetical **	$1,000	$1,007	$1.53	0.90%

Thrivent Partner Worldwide Allocation Portfolio
Actual	$1,000	$937	$1.65	1.00%
Hypothetical **	$1,000	$1,007	$1.70	1.00%

Thrivent Partner Socially Responsible Stock Portfolio
Actual	$1,000	$963	$1.63	0.98%
Hypothetical **	$1,000	$1,007	$1.67	0.98%

Thrivent Partner All Cap Growth Portfolio
Actual	$1,000	$946	$1.65	1.00%
Hypothetical **	$1,000	$1,007	$1.70	1.00%

Thrivent Partner All Cap Value Portfolio
Actual	$1,000	$919	$1.60	0.98%
Hypothetical **	$1,000	$1,007	$1.67	0.98%

Thrivent Equity Income Plus Portfolio
Actual	$1,000	$921	$1.35	0.83%
Hypothetical **	$1,000	$1,007	$1.41	0.83%

Thrivent Partner Socially Responsible Bond Portfolio
Actual	$1,000	$1,007	$1.16	0.68%
Hypothetical **	$1,000	$1,007	$1.16	0.68%

* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

** Assuming 5% total return before expenses

*** Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 62/365 to reflect the period from the Portfolio’s inception to June 30, 2008, which was less than one-half of a year.

71

Aggressive Allocation Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares		Value	Percentage
Equity Portfolios (91.6%)
343,598	Thrivent Real Estate Securities Portfolio #	$5,889,986	1.2%
2,928,098	Thrivent Partner Small Cap Growth Portfolio #	35,882,083	7.3
1,177,549	Thrivent Partner Small Cap Value Portfolio #‡	21,450,349	4.4
2,846,643	Thrivent Small Cap Stock Portfolio #‡	40,382,199	8.2
94,608	Thrivent Mid Cap Growth Portfolio II #	978,828	0.2
1,089,565	Thrivent Mid Cap Growth Portfolio #	19,951,456	4.1
1,485,573	Thrivent Partner Mid Cap Value Portfolio #	19,234,900	3.9
4,081,018	Thrivent Mid Cap Stock Portfolio #	47,552,025	9.7
5,702,533	Thrivent Partner International Stock Portfolio #	89,515,511	18.2
4,940,255	Thrivent Large Cap Growth Portfolio	84,489,227	17.2
3,327,152	Thrivent Large Cap Value Portfolio #	39,414,444	8.1
4,113,759	Thrivent Large Cap Stock Portfolio #	39,981,621	8.2
505,477	Thrivent Equity Income Plus Portfolio #	4,653,119	0.9
	Total Equity Portfolios
	(cost $451,505,585)	449,375,748

Debt Portfolios (8.1%)
2,285,910	Thrivent High Yield Portfolio	10,541,931	2.2
2,049,987	Thrivent Income Portfolio	19,166,762	3.9
1,048,377	Thrivent Limited Maturity Bond Portfolio	10,041,150	2.0
	Total Debt Portfolios
	(cost $41,636,826)	39,749,843

Short-Term Investments (0.3%)
1,308,891	Thrivent Money Market Portfolio	1,308,891	0.3
	Total Short-Term Investments
	(at amortized cost)	1,308,891
	Total Portfolios (cost $494,451,302)	$490,434,482

Principal		Interest	Maturity
Amount	Other Investments (<0.1%)	Rate (+)	Date	Value
$300,000	Federal National Mortgage Association ‡	2.100%	9/17/2008	$298,518
	Total Other Investments (at amortized cost)			298,518
	Total Investments (cost $494,749,820) 100.0%			$490,733,000
	Other Assets and Liabilities, Net (0.0%)			(90,324)
	Total Net Assets 100.0%			$490,642,676

The accompanying Notes to Financial Statements are an integral part of this schedule.
72

Aggressive Allocation Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
Russell Mini Futures	1	September 2008	$72,393	$69,171	($3,222)
S&P 500 Mini Futures	(1)	September 2008	(67,322)	(64,055)	3,267
Total Futures					$45

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or for securities purchased at a discount, the discount rate at the date of purchase.

‡ At June 30, 2008, $298,518 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $232,939 of investments were earmarked as collateral to cover open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$12,681,245
Gross unrealized depreciation	(16,698,065)
Net unrealized appreciation (depreciation)	($4,016,820)
Cost for federal income tax purposes	$494,749,820

The accompanying Notes to Financial Statements are an integral part of this schedule.
73

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares		Value	Percentage
Equity Portfolios (77.3%)
3,527,519	Thrivent Real Estate Securities Portfolio #	$60,469,091	3.4%
4,620,862	Thrivent Partner Small Cap Growth Portfolio #	56,625,892	3.2
2,297,519	Thrivent Partner Small Cap Value Portfolio #	41,851,830	2.3
6,601,302	Thrivent Small Cap Stock Portfolio #	93,645,405	5.2
1,009,438	Thrivent Mid Cap Growth Portfolio II #	10,443,848	0.6
2,146,330	Thrivent Mid Cap Growth Portfolio #	39,302,303	2.2
2,802,764	Thrivent Partner Mid Cap Value Portfolio #	36,289,631	2.0
9,726,523	Thrivent Mid Cap Stock Portfolio #	113,333,441	6.3
1,054,423	Thrivent Partner Worldwide Allocation Portfolio #	9,884,271	0.6
14,715,835	Thrivent Partner International Stock Portfolio #	231,001,813	12.9
13,568,600	Thrivent Large Cap Growth Portfolio	232,052,910	13.0
17,870,132	Thrivent Large Cap Value Portfolio #	211,694,944	11.9
23,403,187	Thrivent Large Cap Stock Portfolio #	227,455,578	12.7
1,861,558	Thrivent Equity Income Plus Portfolio #	17,136,387	1.0
	Total Equity Portfolios
	(cost $1,419,294,886)	1,381,187,344

Debt Portfolios (22.4%)
24,444,114	Thrivent High Yield Portfolio	112,728,921	6.3
22,487,126	Thrivent Income Portfolio	210,247,878	11.8
7,995,438	Thrivent Limited Maturity Bond Portfolio	76,578,702	4.3
	Total Debt Portfolios
	(cost $417,165,556)	399,555,501

Short-Term Investments (0.3%)
4,869,323	Thrivent Money Market Portfolio	4,869,323	0.3
	Total Short-Term Investments
	(at amortized cost)	4,869,323
	Total Portfolios (cost $1,841,329,765)	$1,785,612,168

The accompanying Notes to Financial Statements are an integral part of this schedule.
74

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Other Investments (< 0.1%)	Rate (+)	Date	Value
$100,000	Federal National Mortgage Association	2.100%	9/17/2008	$99,506
	Total Other Investments (at amortized cost)			99,506
	Total Investments (cost $1,841,429,271) 100.0%			$1,785,711,674
	Other Assets and Liabilities, Net (0.0%)			(270,466)
	Total Net Assets 100.0%			$1,785,441,208

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$22,836,166
Gross unrealized depreciation	(78,553,763)
Net unrealized appreciation (depreciation)	($55,717,597)
Cost for federal income tax purposes	$1,841,429,271

The accompanying Notes to Financial Statements are an integral part of this schedule.
75

Moderate Allocation Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares		Value	Percentage
Equity Portfolios (57.2%)
4,763,029	Thrivent Real Estate Securities Portfolio #	$81,648,327	3.6%
3,012,290	Thrivent Partner Small Cap Growth Portfolio #	36,913,811	1.6
1,731,149	Thrivent Partner Small Cap Value Portfolio #	31,534,787	1.4
3,070,287	Thrivent Small Cap Stock Portfolio #	43,554,780	1.9
24,680	Thrivent Mid Cap Growth Portfolio II #	255,341	<0.1
1,296,011	Thrivent Mid Cap Growth Portfolio #	23,731,771	1.0
2,576,447	Thrivent Partner Mid Cap Value Portfolio #	33,359,325	1.5
8,752,322	Thrivent Mid Cap Stock Portfolio #	101,982,058	4.5
1,147,360	Thrivent Partner Worldwide Allocation Portfolio #	10,755,463	0.5
13,498,066	Thrivent Partner International Stock Portfolio #	211,885,887	9.3
13,665,137	Thrivent Large Cap Growth Portfolio	233,703,903	10.2
20,847,573	Thrivent Large Cap Value Portfolio #	246,966,607	10.8
23,619,033	Thrivent Large Cap Stock Portfolio #	229,553,379	10.0
2,320,265	Thrivent Equity Income Plus Portfolio #	21,358,970	0.9
	Total Equity Portfolios
	(cost $1,344,300,335)	1,307,204,409

Debt Portfolios (40.4%)
30,719,034	Thrivent High Yield Portfolio	141,666,967	6.2
45,071,687	Thrivent Income Portfolio	421,406,755	18.4
37,751,249	Thrivent Limited Maturity Bond Portfolio	361,573,917	15.8
	Total Debt Portfolios
	(cost $962,882,500)	924,647,639

Short-Term Investments (2.3%)
51,845,424	Thrivent Money Market Portfolio	51,845,424	2.3
	Total Short-Term Investments
	(at amortized cost)	51,845,424
	Total Portfolios (cost $2,359,028,259)	$2,283,697,472

The accompanying Notes to Financial Statements are an integral part of this schedule.
76

Moderate Allocation Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Other Investments (0.1%)	Rate (+)	Date	Value
$1,200,000	Federal National Mortgage Association	2.100%	9/17/2008	$1,194,072
	Total Other Investments (at amortized cost)			1,194,072
	Total Investments (cost $2,360,222,331) 100.0%			$2,284,891,544
	Other Assets and Liabilities, Net (0.0%)			(336,686)
	Total Net Assets 100.0%			$2,284,554,858

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$22,211,718
Gross unrealized depreciation	(97,542,505)
Net unrealized appreciation (depreciation)	($75,330,787)
Cost for federal income tax purposes	$2,360,222,331

The accompanying Notes to Financial Statements are an integral part of this schedule.
77

Moderately Conservative Allocation Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares		Value	Percentage
Equity Portfolios (38.2%)
1,767,694	Thrivent Real Estate Securities Portfolio #	$30,301,993	3.6%
283,852	Thrivent Partner Small Cap Value Portfolio #	5,170,682	0.6
1,915,086	Thrivent Small Cap Stock Portfolio #	27,167,217	3.2
78,800	Thrivent Partner Mid Cap Value Portfolio #	1,020,282	0.1
2,841,051	Thrivent Mid Cap Stock Portfolio #	33,103,924	3.9
329,938	Thrivent Partner Worldwide Allocation Portfolio #	3,092,868	0.4
2,808,745	Thrivent Partner International Stock Portfolio #	44,090,278	5.2
3,340,625	Thrivent Large Cap Growth Portfolio	57,132,037	6.7
6,260,349	Thrivent Large Cap Value Portfolio #	74,161,972	8.8
4,158,849	Thrivent Large Cap Stock Portfolio #	40,419,850	4.8
861,411	Thrivent Equity Income Plus Portfolio #	7,929,635	0.9
	Total Equity Portfolios
	(cost $332,753,366)	323,590,738

Debt Portfolios (57.0%)
9,318,126	Thrivent High Yield Portfolio	42,972,402	5.1
12,601,275	Thrivent Income Portfolio	117,818,142	13.9
33,644,552	Thrivent Limited Maturity Bond Portfolio	322,240,791	38.0
	Total Debt Portfolios
	(cost $500,746,533)	483,031,335

Short-Term Investments (4.8%)
40,529,630	Thrivent Money Market Portfolio	40,529,630	4.8
	Total Short-Term Investments
	(at amortized cost)	40,529,630
	Total Portfolios (cost $874,029,529)	$847,151,703

Principal		Interest	Maturity
Amount	Other Investments (<0.1%)	Rate (+)	Date	Value
$450,000	Federal National Mortgage Association	2.100%	9/17/2008	$447,777
	Total Other Investments (at amortized cost)			447,777
	Total Investments (cost $874,477,306) 100.0%			$847,599,480
	Other Assets and Liabilities, Net (0.0%)			(136,154)
	Total Net Assets 100.0%			$847,463,326

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,829,087
Gross unrealized depreciation	(32,706,913)
Net unrealized appreciation (depreciation)	($26,877,826)
Cost for federal income tax purposes	$874,477,306

The accompanying Notes to Financial Statements are an integral part of this schedule.
78

Technology Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (96.8%)	Value	Shares	Common Stock (96.8%)	Value
Communications Equipment (15.1%)			44	Japan Wind Development
76,200	Alcatel-Lucent ADR #	$460,248		Company, Ltd. #	$155,121
82,200	Cisco Systems, Inc. #	1,911,972	6,700	Kaydon Corporation *	344,447
34,404	Juniper Networks, Inc. #	763,081	7,800	Nordex AG #	324,072
41,100	QUALCOMM, Inc.	1,823,607	9,800	Polypore International, Inc. #	248,234
12,200	Research in Motion, Ltd. #	1,426,180	4,900	Q-Cells AG #	496,408
172,500	Sonus Networks, Inc. #*	589,950	6,100	SunPower Corporation #*	439,078
	Total Communications		11,200	Suntech Power Holdings
	Equipment	6,975,038		Company, Ltd. ADR #*	419,552
			53,100	Xantrex Technology, Inc. #	520,741
Computers & Peripherals (14.6%)				Total Industrials	5,244,467
14,600	Apple Computer, Inc. #	2,444,624
255,852	EMC Corporation #*	3,758,464	Information Technology (2.7%)
24,300	NETAPP, Inc. #	526,338	65,000	3PAR, Inc. #*	509,600
	Total Computers & Peripherals	6,729,426	64,700	Netezza Corporation #	742,756
				Total Information Technology	1,252,356
Consumer Discretionary (1.5%)
9,700	Amazon.com, Inc. #	711,301	Internet Software & Services (6.4%)
	Total Consumer Discretionary	711,301	4,500	Google, Inc. #	2,368,890
			28,900	Yahoo!, Inc. #	597,074
Electronic Equipment & Instruments (1.8%)				Total Internet
21,100	Comverge, Inc. #*	294,978		Software & Services	2,965,964
22,500	Echelon Corporation #*	245,250
3,200	Itron, Inc. #*	314,720	IT Consulting & Services (3.7%)
	Total Electronic Equipment &		52,200	Cognizant Technology Solutions
	Instruments	854,948		Corporation #	1,697,022
				Total IT Consulting & Services	1,697,022
Energy (4.1%)
9,500	Cameco Corporation *	407,265	Materials (0.8%)
15,800	Clipper Windpower plc #	167,535	2,900	Monsanto Company	366,676
3,600	Vestas Wind Systems #	468,709		Total Materials	366,676
19,400	Willbros Group, Inc. *	849,914
	Total Energy	1,893,423	Semiconductors & Semiconductor Equipment (18.8%)
			21,600	ASML Holding NV ADR	527,040
Health Care (2.8%)			40,300	Broadcom Corporation #*	1,099,787
46,400	Hansen Medical, Inc. #*	775,808	49,400	FormFactor, Inc. #	910,442
10,100	Shire Pharmaceuticals Group plc ADR *	496,213	60,800	Infineon Technologies AG #	518,624
	Total Health Care	1,272,021	88,000	Intel Corporation	1,890,240
			24,800	Intersil Corporation	603,136
Industrials (11.4%)			36,000	Marvell Technology Group, Ltd. #	635,760
11,100	American Superconductor Corporation *	397,935	72,400	ON Semiconductor Corporation #*	663,908
256,000	Composite Technology Corporation #*	317,440	70,900	PMC-Sierra, Inc.	542,385
16,600	EnerNOC, Inc. #*	297,970	63,500	Teradyne, Inc. #	702,945
5,900	ESCO Technologies, Inc. #	276,828	22,600	Xilinx, Inc. *	570,650
2,400	First Solar, Inc. #	654,768		Total Semiconductors &
66,000	Hansen Transmissions			Semiconductor Equipment	8,664,917
	International NV #	351,873

The accompanying Notes to Financial Statements are an integral part of this schedule.
79

Technology Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (96.8%)	Value	Shares	Common Stock (96.8%)	Value
Software (12.0%)			Utilities (1.1%)
20,800	Adobe Systems, Inc. #*	$819,312	7,200	Gamesa Corporacion Tecnologia SA #	$352,511
143,500	Compuware Corporation #	1,368,990	10,100	Greentech Energy Systems #	168,981
10,900	Electronic Arts, Inc. #	484,287		Total Utilities	521,492
62,900	Nuance Communications, Inc. #*	985,643
36,700	Quest Software, Inc.	543,527		Total Common Stock
11,900	Salesforce.com, Inc. #	811,937		(cost $42,901,957)	44,690,575
9,800	VMware, Inc. #*	527,828
	Total Software	5,541,524

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (27.1%)	Rate (+)	Date	Value
12,487,535	Thrivent Financial Securities Lending Trust	2.550%	N/A	$12,487,535
	Total Collateral Held for Securities Loaned
	(cost $12,487,535)			12,487,535

		Interest	Maturity
Shares	Short-Term Investments (4.0%)	Rate (+)	Date	Value
1,869,734	Thrivent Money Market Portfolio	2.400%	N/A	$1,869,734
	Total Short-Term Investments (at amortized cost)			1,869,734
	Total Investments (cost $57,259,226) 127.9%			$59,047,844
	Other Assets and Liabilities, Net (27.9%)			(12,891,010)
	Total Net Assets 100.0%			$46,156,834

Foreign Currency Forward	Contracts to	Settlement	Value on		Unrealized
Contracts (Purchases)	Deliver/Receive	Date	Settlement Date	Value	Gain/(Loss)
British Pound	122,053	7/2/2008	$243,520	$243,085	($435)
British Pound	56,210	7/3/2008	112,144	111,949	(195)
Total Foreign Currency Forward
Contracts (Purchases)			$355,664	$355,034	($630)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,988,856
Gross unrealized depreciation	(2,200,238)
Net unrealized appreciation (depreciation)	$1,788,618
Cost for federal income tax purposes	$57,259,226

The accompanying Notes to Financial Statements are an integral part of this schedule.
80

Partner Healthcare Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (98.8%)	Value	Shares	Common Stock (98.8%)	Value
Health Care (98.8%)			2,300	Roche Holding AG	$413,456
4,200	Abbott Laboratories	$222,474	4,600	Savient Pharmaceuticals, Inc. #	116,380
3,500	Affymax, Inc. #	55,685	14,600	Schering-Plough Corporation	287,474
5,800	Align Technology, Inc. #	60,842	1,940	Shire Pharmaceuticals Group plc ADR	95,312
1,900	Allergan, Inc.	98,895	1,500	Stada Arzneimittel AG	107,765
4,100	Amgen, Inc. #	193,356	1,600	Stryker Corporation	100,608
3,300	AstraZeneca plc	140,349	2,200	Teva Pharmaceutical Industries,
500	Basilea Pharmaceutica	81,199		Ltd. ADR	100,760
11,400	Bristol-Myers Squibb Company	234,042	2,700	Varian Medical Systems, Inc. #	139,995
3,400	Celgene Corporation #	217,158	3,500	Vertex Pharmaceuticals, Inc. #	117,145
12,177	Dexcom, Inc. #	73,549	6,563	Volcano Corporation #	80,069
3,700	Genzyme Corporation #	266,474	7,400	Wyeth	354,904
2,050	Gilead Sciences, Inc. #	108,548	1,100	Zentiva NV #	80,755
3,800	Given Imaging, Ltd. #	56,012		Total Health Care	5,066,162
11,000	Hikma Pharmaceuticals plc	109,987
3,900	InterMune, Inc. #	51,168		Total Common Stock
4,191	Momenta Pharmaceuticals, Inc. #	51,549		(cost $4,913,123)	5,066,162
2,600	Myriad Genetics, Inc. #	118,352
3,700	Nichi-iko Pharmaceutical
	Company, Ltd.	93,514
7,000	Novartis AG	385,206
2,800	Onyx Pharmaceuticals, Inc. #	99,680
3,200	OSI Pharmaceuticals, Inc. #	132,224
8,500	Progenics Pharmaceuticals, Inc. #	134,895
400	Richter Gedeon Nyrt	86,381

		Interest	Maturity
Shares	Short-Term Investments (1.4%)	Rate (+)	Date	Value
73,542	Thrivent Money Market Portfolio	2.400%	N/A	$73,542
	Total Short-Term Investments (at amortized cost)			73,542
	Total Investments (cost $4,986,665) 100.2%			$5,139,704
	Other Assets and Liabilities, Net (0.2%)			(8,874)
	Total Net Assets 100.0%			$5,130,830

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$259,724
Gross unrealized depreciation	(106,685)
Net unrealized appreciation (depreciation)	$153,039
Cost for federal income tax purposes	$4,986,665

The accompanying Notes to Financial Statements are an integral part of this schedule.
81

Partner Natural Resources Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (74.6%)	Value	Shares	Common Stock (74.6%)	Value
Energy (66.3%)			2,000	National Oilwell Varco, Inc. #	$177,440
700	Acergy SA	$15,582	600	Newfield Exploration Company #	39,150
400	Addax Petroleum Corporation	19,315	1,000	Nexen, Inc. #	39,874
400	Anadarko Petroleum Corporation	29,936	200	Niko Resources, Ltd.	19,170
1,100	Apache Corporation	152,900	1,300	Noble Corporation	84,448
300	Arch Coal, Inc.	22,509	500	Noble Energy, Inc.	50,280
800	Baker Hughes, Inc.	69,872	1,000	Occidental Petroleum Corporation	89,860
100	Bill Barrett Corporation	5,941	600	Oil States International, Inc. #	38,064
800	BJ Services Company	25,552	700	Oilexco, Inc. #	13,359
300	BP plc ADR	20,871	1,900	Pan Orient Energy Corporation #	19,006
800	Cabot Oil & Gas Corporation	54,184	600	Paramount Resources, Ltd. #	12,204
1,600	Cameron International Corporation #	88,560	100	Patriot Coal Corporation #	15,329
700	Canadian Natural Resources, Ltd. #	69,224	1,200	Peabody Energy Corporation	105,660
500	Carrizo Oil & Gas, Inc. #	34,045	1,000	Petro-Canada #	56,007
1,200	Chevron Corporation	118,956	1,000	Petroleo Brasileiro SA ADR	70,830
200	Cimarex Energy Company	13,934	300	Pioneer Natural Resources Company	23,484
300	CNOOC, Ltd.	52,062	600	Pride International, Inc. #	28,374
4,300	Coastal Energy Company #	17,711	1,200	ProEx Energy, Ltd. #	27,055
300	Complete Production Services, Inc. #	10,926	1,300	Range Resources Corporation	85,202
1,600	Compton Petroleum Corporation #	20,320	400	Rowan Companies, Inc.	18,700
3,900	Connacher Oil & Gas, Ltd. #	16,446	900	SandRidge Energy, Inc. #	58,122
1,000	ConocoPhillips	94,390	600	Schlumberger, Ltd.	64,458
600	CONSOL Energy, Inc.	67,422	800	Smith International, Inc.	66,512
2,300	Crew Energy, Inc. #	41,660	500	Southwestern Energy Company #	23,805
500	Denbury Resources, Inc. #	18,250	2,000	Suncor Energy, Inc. #	116,113
1,700	Devon Energy Corporation	204,272	200	Sunoco, Inc.	8,138
400	Diamond Offshore Drilling, Inc.	55,656	5,100	Talisman Energy, Inc. #	112,933
1,500	Dresser-Rand Group, Inc. #	58,650	600	Technip SA	55,320
500	Dril-Quip, Inc. #	31,500	900	Tesco Corporation #	27,767
600	Ember Resources, Inc. #	1,112	800	Total SA ADR	68,216
1,100	EnCana Corporation #	100,712	1,300	Transocean, Inc. #	198,107
200	Eni SPA	14,846	400	Trican Well Service, Ltd.	9,944
300	ENSCO International, Inc.	24,222	1,900	TriStar Oil & Gas, Ltd. #	38,421
1,800	EOG Resources, Inc.	236,159	5,800	TUSK Energy Corporation #	16,552
1,100	Exxon Mobil Corporation	96,943	1,000	Uranium One, Inc. #	4,707
1,200	FMC Technologies, Inc. #	92,316	2,400	UTS Energy Corporation #	14,028
400	Forest Oil Corporation #	29,800	800	Valero Energy Corporation	32,944
1,500	Halliburton Company	79,605	3,000	Weatherford International, Ltd. #	148,770
800	Helmerich & Payne, Inc.	57,616	600	Williams Companies, Inc.	24,186
300	Hercules Offshore, Inc. #	11,406	200	XTO Energy, Inc.	13,702
600	Hess Corporation	75,714		Total Energy	4,751,079
200	Holly Corporation	7,384
900	Husky Energy, Inc.	43,089	Industrials (1.2%)
1,200	Iteration Energy, Ltd. #	9,721	600	Aegean Marine Petroleum Network, Inc.	24,414
1,200	Marathon Oil Corporation	62,244	1,400	Saipem SPA	65,437
300	Mariner Energy, Inc. #	11,091		Total Industrials	89,851
2,100	Murphy Oil Corporation	205,905
900	Nabors Industries, Ltd. #	44,307

The accompanying Notes to Financial Statements are an integral part of this schedule.
82

Partner Natural Resources Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (74.6%)	Value	Shares	Common Stock (74.6%)	Value
Materials (6.2%)			200	Praxair, Inc.	$18,848
200	Alcoa, Inc.	$7,124	400	Southern Copper Corporation	42,652
1,300	Alumina, Ltd.	5,902	700	Teck Cominco, Ltd. #	33,754
1,600	Aluminum Corporation of China, Ltd.	45,664	900	Votorantim Celulose e Papel SA	24,039
400	Barrick Gold Corporation #	18,284		Total Materials	445,535
500	BHP Billiton, Ltd.	21,281
1,500	Cia Vale do Rio Doce	53,730	Utilities (0.9%)
300	E.I. du Pont de Nemours and Company	12,867	900	Equitable Resources, Inc.	62,154
3,500	Eldorado Gold Corporation #	29,827		Total Utilities	62,154
1,100	Goldcorp, Inc. #	50,712
1,700	HudBay Minerals, Inc. #	23,624		Total Common Stock
200	Intrepid Potash, Inc. #	13,156		(cost $4,703,470)	5,348,619
1,400	Newcrest Mining, Ltd.	38,855
100	Newmont Mining Corporation	5,216

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (24.8%)	Rate (+)	Date	Value
$1,195,000	Federal Home Loan Bank	2.000%	7/1/2008	$1,195,000
582,433	Thrivent Money Market Portfolio	2.400	N/A	582,433
	Total Short-Term Investments (at amortized cost)			1,777,433
	Total Investments (cost $6,480,902) 99.4%			$7,126,052
	Other Assets and Liabilities, Net 0.6%			40,941
	Total Net Assets 100.0%			$7,166,993

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$698,572
Gross unrealized depreciation	(53,422)
Net unrealized appreciation (depreciation)	$645,150
Cost for federal income tax purposes	$6,480,902

The accompanying Notes to Financial Statements are an integral part of this schedule.
83

Partner Emerging Markets Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.5%)	Value ^	Shares	Common Stock (99.5%)	Value ^
Austria (1.5%)			Israel (3.4%)
2,200	Erste Bank der Oesterreichischen		5,400	Check Point Software Technologies, Ltd.	$127,818
	Sparkassen AG	$137,466	4,000	Teva Pharmaceutical Industries,
	Total Austria	137,466		Ltd. ADR	183,200
				Total Israel	311,018
Brazil (16.8%)
13,300	Banco Bradesco SA ADR	272,118	Luxembourg (2.8%)
12,700	Companhia Vale do Rio Doce SP ADR	378,968	3,500	Tenaris SA ADR	260,750
8,300	Lojas Renner SA	164,126		Total Luxembourg	260,750
6,500	Petroleo Brasileiro SA ADR	376,675
6,000	Souza Cruz SA	170,782	Malaysia (3.2%)
5,000	Ultrapar Participacoes SA	190,412	40,000	Bumiputra-Commerce Holdings Berhad	98,244
	Total Brazil	1,553,081	60,000	Public Bank Berhad	194,958
				Total Malaysia	293,202
Chile (1.8%)
3,800	Banco Santander Chile SA ADR	163,438	Mexico (11.2%)
	Total Chile	163,438	115,000	Consorcio ARA SAB de CV	106,156
			7,000	Fomento Economico Mexicano
China (2.3%)				SAB de CV ADR	318,570
165,000	PetroChina Company, Ltd.	213,298	2,400	Grupo Aeroportuario del Sureste
	Total China	213,298		SAB de CV ADR	123,600
			58,000	Grupo Financiero Banorte
Hong Kong (7.6%)				SA de CV ADR	272,760
20,000	China Mobile, Ltd.	268,455	63,000	Organizacion Soriana SAB de CV	214,233
48,000	Hang Lung Group, Ltd.	214,080		Total Mexico	1,035,319
22,000	Swire Pacific, Ltd.	225,187
	Total Hong Kong	707,722	Philippines (2.0%)
			515,000	Ayala Land, Inc.	109,743
Hungary (3.3%)			85,000	Bank of the Philippine Islands	81,217
1,400	Richter Gedeon Nyrt	302,334		Total Philippines	190,960
	Total Hungary	302,334
			Russia (3.0%)
India (11.6%)			2,800	LUKOIL ADR	274,985
6,400	Grasim Industries, Ltd.	281,600		Total Russia	274,985
8,900	ICICI Bank, Ltd. ADR #	255,964
3,500	Infosys Technologies, Ltd. ADR	152,110	South Africa (4.3%)
15,500	Satyam Computer Services, Ltd. ADR	380,060	29,000	Massmart Holdings, Ltd.	227,756
	Total India	1,069,734	57,000	Truworths International, Ltd.	166,666
				Total South Africa	394,422
Indonesia (1.1%)
50,000	PT Astra International Tbk	104,658	South Korea (8.9%)
	Total Indonesia	104,658	2,900	Kookmin Bank ADR	169,679
			7,800	Pusan Bank	104,319
			1,773	Samsung Electronics Company, Ltd.	375,357
			330	Shinsegae Company, Ltd.	177,478
				Total South Korea	826,833

The accompanying Notes to Financial Statements are an integral part of this schedule.
84

Partner Emerging Markets Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.5%)	Value ^	Shares	Common Stock (99.5%)	Value ^
Taiwan (4.6%)			Turkey (4.5%)
66,000	Taiwan Mobile Company, Ltd. #	$122,603	45,000	Akbank TAS	$156,196
28,000	Taiwan Semiconductor Manufacturing		4,200	BIM Birlesik Magazalar AS	160,575
	Company, Ltd. ADR #	305,480	6,300	Migros Turk TAS	103,997
	Total Taiwan	428,083		Total Turkey	420,768

Thailand (5.6%)				Total Common Stock
50,000	PTT Exploration & Production Public			(cost $9,902,234)	9,203,005
	Company, Ltd.	288,620
38,000	Siam Cememt Public Company, Ltd.	226,314
	Total Thailand	514,934

		Interest	Maturity
Shares	Short-Term Investments (0.6%)	Rate (+)	Date	Value
54,075	Thrivent Money Market Portfolio	2.400%	N/A	$54,075
	Total Short-Term Investments (at amortized cost)			54,075
	Total Investments (cost $9,956,309) 100.1%			$9,257,080
	Other Assets and Liabilities, Net (0.1%)			(9,590)
	Total Net Assets 100.0%			$9,247,490

Foreign Currency Forward	Contracts to	Settlement	Value on		Unrealized
Contracts (Purchases)	Deliver/Receive	Date	Settlement Date	Value	Gain/(Loss)
Brazilian Real	24,145	7/1/2008	$15,127	$15,061	($66)
Total Foreign Currency Forward
Contracts (Purchases)			$15,127	$15,061	($66)

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued and discussed in item 2(A) of the Notes to Financial Statements.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$289,664
Gross unrealized depreciation	(988,893)
Net unrealized appreciation (depreciation)	($699,229)
Cost for federal income tax purposes	$9,956,309

The accompanying Notes to Financial Statements are an integral part of this schedule.
85

Real Estate Securities Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (95.2%)	Value	Shares	Common Stock (95.2%)	Value
Diversified REITS (6.3%)			66,000	Highwoods Properties, Inc. *	$2,073,720
8,100	Colonial Properties Trust	$162,162	51,000	Kilroy Realty Corporation	2,398,530
97,973	Liberty Property Trust *	3,247,805	35,000	Lexington Corporate Properties Trust	477,050
12,500	PS Business Parks, Inc.	645,000	81,500	Mack-Cali Realty Corporation	2,784,855
183,037	Vornado Realty Trust *	16,107,256	83,593	SL Green Realty Corporation *	6,914,813
23,500	Washington Real Estate			Total Office REITS	52,676,538
	Investment Trust *	706,175
	Total Diversified REITS	20,868,398	Residential REITS (15.0%)
			41,400	American Campus
Financials (5.8%)				Communities, Inc. *	1,152,576
35,000	iShares Cohen & Steers Realty Majors		104,176	Apartment Investment &
	Index Fund	2,629,900		Management Company *	3,548,235
182,800	iShares Dow Jones U.S. Real Estate		111,800	Avalonbay Communities, Inc. *	9,968,088
	Index Fund *	11,141,660	69,500	BRE Properties, Inc. *	3,007,960
118,192	SPDR DJ Wilshire International Real		78,900	Camden Property Trust	3,492,114
	Estate ETF *	5,546,751	22,700	Equity Lifestyle Properties, Inc.	998,800
	Total Financials	19,318,311	300,000	Equity Residential REIT *	11,481,000
			58,000	Essex Property Trust, Inc. *	6,177,000
Foreign (1.2%)			48,000	Home Properties, Inc. *	2,306,880
224,750	Brookfield Properties Corporation *	3,998,302	52,112	Mid-America Apartment
	Total Foreign	3,998,302		Communities, Inc. *	2,659,796
			44,000	Post Properties, Inc. *	1,309,000
Hotels, Resorts & Cruise Lines (0.9%)			151,300	UDR, Inc. *	3,386,094
75,000	Starwood Hotels & Resorts			Total Residential REITS	49,487,543
	Worldwide, Inc. *	3,005,250
	Total Hotels, Resorts &		Retail REITS (25.4%)
	Cruise Lines	3,005,250	24,700	Acadia Realty Trust *	571,805
			51,797	CBL & Associates Properties, Inc.	1,183,043
Industrial REITS (8.1%)			138,000	Developers Diversified Realty
131,500	AMB Property Corporation *	6,624,970		Corporation *	4,789,980
155,000	DCT Industrial Trust, Inc. *	1,283,400	18,200	Equity One, Inc.	374,010
25,800	EastGroup Properties, Inc.	1,106,820	94,000	Federal Realty Investment Trust *	6,486,000
326,050	ProLogis Trust *	17,720,818	246,375	General Growth Properties, Inc.	8,630,516
	Total Industrial REITS	26,736,008	41,700	Inland Real Estate Corporation *	601,314
			288,550	Kimco Realty Corporation *	9,960,746
Mortgage REITS (0.2%)			105,000	Macerich Company *	6,523,650
25,000	Annaly Capital Management, Inc.	387,750	105,000	National Retail Properties, Inc.	2,194,500
8,000	iSTAR Financial, Inc. *	105,680	102,500	Regency Centers Corporation *	6,059,800
	Total Mortgage REITS	493,430	313,000	Simon Property Group, Inc. *	28,135,569
			58,000	Tanger Factory Outlet Centers, Inc. *	2,083,940
Office REITS (15.9%)			90,000	Taubman Centers, Inc.	4,378,500
61,200	Alexandria Real Estate Equities, Inc. *	5,957,208	61,000	Weingarten Realty Investors *	1,849,520
72,000	BioMed Realty Trust, Inc.	1,766,160		Total Retail REITS	83,822,893
168,400	Boston Properties, Inc. *	15,193,048
136,285	Brandywine Realty Trust	2,147,852	Specialized REITS (16.4%)
95,430	Corporate Office Properties Trust *	3,276,112	20,000	Ashford Hospitality Trust	92,400
113,000	Digital Realty Trust, Inc. *	4,622,830	88,000	DiamondRock Hospitality Company *	958,320
113,000	Douglas Emmett, Inc.	2,482,610	30,070	Entertainment Properties Trust *	1,486,661
115,000	Duke Realty Corporation *	2,581,750	103,800	Extra Space Storage, Inc. *	1,594,368
			183,000	Health Care Property Investors, Inc.	5,821,230

The accompanying Notes to Financial Statements are an integral part of this schedule.
86

Real Estate Securities Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (95.2%)	Value	Shares	Common Stock (95.2%)	Value

Specialized REITS — continued			99,900	Senior Housing Property Trust	$1,951,047
87,000	Health Care REIT, Inc. *	$3,871,500	37,100	Strategic Hotel Capital, Inc.	347,627
40,075	Healthcare Realty Trust, Inc. *	952,583	53,500	Sunstone Hotel Investors, Inc. *	888,100
40,900	Hospitality Properties Trust	1,000,414	186,959	Ventas, Inc.	7,958,845
578,256	Host Marriott Corporation *	7,893,194		Total Specialized REITS	54,164,858
55,138	LaSalle Hotel Properties *	1,385,618
119,000	Nationwide Health Properties, Inc. *	3,747,310		Total Common Stock
33,500	Plum Creek Timber Company, Inc. *	1,430,785		(cost $303,255,071)	314,571,531
158,248	Public Storage, Inc. *	12,784,856

Shares	Preferred Stock (0.3%)			Value
43,560	Federal National Mortgage Association *			$999,702
	Total Preferred Stock (cost $1,040,539)			999,702

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (0.5%)	Rate	Date	Value
$480,690	Countrywide Home Loans, Inc.	5.531%	3/20/2036	$451,038
469,917	Deutsche Alt-A Securities, Inc.	5.888	6/25/2036	468,998
862,686	J.P. Morgan Alternative Loan Trust †	2.563	7/25/2008	817,717
	Total Long-Term Fixed Income (cost $1,730,374)			1,737,753

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (43.9%)	Rate (+)	Date	Value
145,081,952	Thrivent Financial Securities Lending Trust	2.550%	N/A	$145,081,952
	Total Collateral Held for Securities Loaned
	(cost $145,081,952)			145,081,952

The accompanying Notes to Financial Statements are an integral part of this schedule.
87

Real Estate Securities Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Short-Term Investments (4.3%)	Rate (+)	Date	Value
14,240,110	Thrivent Money Market Portfolio	2.400%	N/A	$14,240,110
	Total Short-Term Investments (at amortized cost)			14,240,110
	Total Investments (cost $465,348,046) 144.2%			$476,631,048
	Other Assets and Liabilities, Net (44.2%)			(146,011,390)
	Total Net Assets 100.0%			$330,619,658

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Definitions:

ETF — Exchange Traded Fund.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$30,992,209
Gross unrealized depreciation	(19,709,557)
Net unrealized appreciation (depreciation)	$11,283,002
Cost for federal income tax purposes	$465,348,046

The accompanying Notes to Financial Statements are an integral part of this schedule.
88

Partner Utilities Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (97.2%)	Value	Shares	Common Stock (97.2%)	Value
Communications Services (4.8%)			4,100	Verizon Communications, Inc.	$145,140
700	France Telecom SA	$20,530	2,600	Vodafone Group plc ADR	76,596
800	Global Village Telecom Holding SA #	19,437	1,200	Windstream Corporation	14,808
1,300	Koninklijke (Royal) KPN NV	22,227		Total Telecommunications
900	Manitoba Telecom Services, Inc.	35,313		Services	674,480
100	Swisscom AG	33,305
6,200	Telecom Italia SPA	12,401	Utilities (68.6%)
2,400	Telefonica SA	63,517	2,100	AES Corporation #	40,341
600	Telenor ASA	11,263	1,500	Allegheny Energy, Inc.	75,165
500	Telus Corporation #	20,344	1,400	American Electric Power Company, Inc.	56,322
	Total Communications Services	238,337	100	American States Water Company	3,494
			600	American Water Works Company, Inc. #	13,308
Energy (6.5%)			1,200	British Energy Group plc	16,880
400	Devon Energy Corporation	48,064	100	California Water Service Group	3,277
500	El Paso Corporation	10,870	4,000	Centricia plc	24,599
400	EOG Resources, Inc.	52,480	500	CEZ AS	44,406
600	Range Resources Corporation	39,324	1,000	Cia de Saneamento de Minas Gerais	18,545
1,300	Southwestern Energy Company #	61,893	800	Cia Energetica de Sao Paulo	16,069
400	Spectra Energy Corporation	11,496	4,000	CMS Energy Corporation Paulo	59,600
100	Transocean, Inc. #	15,239	600	Companhia de Saneamento Basico do
200	Union Fenosa SA #	11,623		Estado de Sao	15,308
1,800	Williams Companies, Inc.	72,558	1,500	Companhia Energetica de Minas Gerais	36,825
	Total Energy	323,547	400	Consolidated Edison, Inc.	15,636
			1,400	Constellation Energy Group, Inc.	114,940
Industrials (2.6%)			500	CP&L Energy, Inc.	34,180
6,700	Iberdrola Renovables #	51,621	1,700	Dominion Resources, Inc.	80,733
3,400	Iberdrola SA	45,304	2,300	DPL, Inc.	60,674
900	Quanta Services, Inc. #	29,943	500	DTE Energy Company	21,220
	Total Industrials	126,868	5,400	Duke Energy Corporation	93,852
			3,500	Dynegy, Inc. #	29,925
Information Technology (1.0%)			600	E.ON AG	120,934
200	Itron, Inc. #	19,670	1,300	Edison International, Inc.	66,794
1,500	Tele2 AB	29,170	2,800	Electricidade de Portugal SA	14,560
	Total Information Technology	48,840	400	Electricite de France	37,895
			2,400	Enel SPA	22,769
			400	Energen Corporation	31,212
Telecommunications Services (13.7%)			1,000	Energias do Brasil SA	19,805
1,500	America Movil SA de CV ADR	79,125	1,300	Entergy Corporation	156,624
700	American Tower Corporation #	29,575	900	Equitable Resources, Inc.	62,154
5,000	AT&T, Inc.	168,450	2,600	Exelon Corporation	233,897
1,900	Citizens Communications Company	21,546	2,100	FirstEnergy Corporation	172,893
600	Metropcs Communications, Inc. #	10,626	900	Fortum Oyj	45,557
300	Millicom Internation Cellular SA	31,050	2,300	FPL Group, Inc.	150,834
500	Rogers Communications, Inc.	19,330	400	Gamesa Corporacion Tecnologia SA #	19,584
1,100	SBA Communications Corporation #	39,611	6,000	International Power plc	51,395
400	Tim Participacoes SA ADR	11,372	1,500	ITC Holdings Corporation	76,665
1,700	Time Warner Telecom, Inc. #	27,251	1,800	Mirant Corporation #	70,470

The accompanying Notes to Financial Statements are an integral part of this schedule.
89

Partner Utilities Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (97.2%)	Value	Shares	Common Stock (97.2%)	Value
Utilities — continued			1,000	Reliant Energy, Inc. #	$21,270
2,100	National Grid plc	$27,524	900	Scottish & Southern Energy plc	25,074
600	New Jersey Resources Corporation	19,590	600	Sempra Energy	33,870
900	Northeast Utilities Service Company	22,977	2,800	Southern Company	97,776
3,000	Northumbrian Water Group plc	18,765	1,000	Suez Lyonnaise des Eaux	67,792
3,800	NRG Energy, Inc. #	163,020	600	UGI Corporation	17,226
800	NSTAR	27,056	600	Veolia Environnement	33,498
700	Ormat Technologies, Inc.	34,426	600	Wisconsin Energy Corporation	27,132
200	Pepco Holdings, Inc.	5,130	200	Xcel Energy, Inc.	4,014
1,900	PG&E Corporation	75,411		Total Utilities	3,384,408
3,100	PPL Corporation	162,037
3,900	Public Service Enterprise Group, Inc.	179,127		Total Common Stock
1,300	Questar Corporation	92,352		(cost $4,827,580)	4,796,480

		Interest	Maturity
Shares	Short-Term Investments (2.4%)	Rate (+)	Date	Value
116,756	Thrivent Money Market Portfolio	2.400%	N/A	$116,756
	Total Short-Term Investments (at amortized cost)			116,756
	Total Investments (cost $4,944,336) 99.6%			$4,913,236
	Other Assets and Liabilities, Net 0.4%			21,310
	Total Net Assets 100.0%			$4,934,546

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$151,917
Gross unrealized depreciation	(183,017)
Net unrealized appreciation (depreciation)	($31,100)
Cost for federal income tax purposes	$4,944,336

The accompanying Notes to Financial Statements are an integral part of this schedule.
90

Partner Small Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (95.6%)	Value	Shares	Common Stock (95.6%)	Value
Consumer Discretionary (16.5%)			Financials (9.6%)
49,150	Aeropostale, Inc. #*	$1,539,870	64,210	Digital Realty Trust, Inc. *	$2,626,831
92,090	AirMedia Group, Inc. ADR #*	1,329,780	72,740	Dime Community Bancshares	1,200,937
51,220	ArvinMeritor, Inc. *	639,226	168,240	Extra Space Storage, Inc. *	2,584,166
18,500	Buckle, Inc. ‡	846,005	18,560	Greenhill & Company, Inc. *	999,642
25,050	Capella Education Company #*	1,494,232	30,010	Investment Technology Group, Inc. #	1,004,135
12,670	Central European Distribution		65,700	MSCI, Inc. #	2,384,253
	Corporation *	939,480	21,810	PrivateBancorp, Inc. *	662,588
48,225	Citi Trends, Inc. #	1,092,778	48,850	Riskmetrics Group, Inc. #*	959,414
13,590	Deckers Outdoor Corporation #	1,891,728	57,770	Waddell & Reed Financial, Inc.	2,022,528
38,850	Fossil, Inc. #	1,129,370	38,350	Westamerica Bancorporation *	2,016,826
49,030	Gymboree Corporation #	1,964,632		Total Financials	16,461,320
106,640	Interactive Data Corporation	2,679,863
88,150	Lennar Corporation *	1,087,771	Health Care (16.4%)
50,790	LKQ Corporation #*	917,775	43,110	Acorda Therapeutics, Inc. #*	1,415,301
54,220	Lululemon Athletica, Inc. #*	1,575,633	11,690	Alexion Pharmaceuticals, Inc. #	847,525
12,770	Priceline.com, Inc. #*	1,474,424	20,500	Amedisys, Inc. #	1,033,610
66,420	Red Robin Gourmet Burgers, Inc. #*	1,842,491	29,200	Auxilium Pharmaceuticals, Inc. #*	981,704
41,900	True Religion Apparel, Inc. *	1,116,635	24,250	BioMarin Pharmaceutical, Inc. #*	702,765
48,608	Tupperware Corporation	1,663,366	36,190	Cepheid, Inc. #	1,017,663
37,840	Warnaco Group, Inc. #	1,667,609	34,350	Haemonetics Corporation #*	1,905,051
49,680	WMS Industries, Inc. #	1,478,974	43,160	Hologic, Inc. #*	940,888
	Total Consumer Discretionary	28,371,642	24,890	ICON plc ADR #	1,879,693
			20,750	Illumina, Inc. #*	1,807,532
Consumer Staples (2.2%)			33,870	NuVasive, Inc. #*	1,512,634
9,560	Chattem, Inc. #*	621,878	83,940	PAREXEL International Corporation #	2,208,461
51,560	Darling International, Inc.	851,771	57,160	Perrigo Company	1,815,973
65,520	Flowers Foods, Inc.	1,856,837	64,330	Psychiatric Solutions, Inc. #*	2,434,247
13,560	Green Mountain Coffee		33,190	Rigel Pharmaceuticals, Inc. *	752,085
	Roasters, Inc. #*	509,449	35,140	Savient Pharmaceuticals, Inc. #*	889,042
	Total Consumer Staples	3,839,935	36,230	United Therapeutics Corporation #*	3,541,482
			15,520	West Pharmaceutical Services, Inc. *	671,706
Energy (10.3%)			28,770	Wright Medical Group, Inc. #	817,356
25,120	Alpha Natural Resources, Inc. #	2,619,765	25,010	Xenoport, Inc. #	976,140
38,270	Arena Resources, Inc. #	2,021,421		Total Health Care	28,150,858
11,100	Atwood Oceanics, Inc. #	1,380,174
39,110	Complete Production Services, Inc. #	1,424,386	Industrials (15.7%)
46,580	Concho Resources, Inc. #	1,737,434	49,530	Actuant Corporation *	1,552,766
20,800	Core Laboratories NV #	2,960,883	73,160	Aecom Technology Corporation #	2,379,895
29,810	EXCO Resources, Inc. #	1,100,287	29,340	American Superconductor
12,280	Lufkin Industries, Inc.	1,022,678		Corporation *	1,051,839
13,690	Penn Virginia Corporation	1,032,500	7,500	Bucyrus International, Inc.	547,650
25,300	Petrohawk Energy Corporation #	1,171,643	17,640	Clean Harbors, Inc. #	1,253,498
27,130	Willbros Group, Inc. *	1,188,565	95,720	Evergreen Solar, Inc. #*	927,527
	Total Energy	17,659,736	20,780	FTI Consulting, Inc. #	1,422,599

The accompanying Notes to Schedule of Investments are an integral part of this schedule.
91

Partner Small Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (95.6%)	Value	Shares	Common Stock (95.6%)	Value
Industrials — continued			43,920	Plexus Corporation #	$1,215,706
38,460	JA Solar Holdings Company,		191,110	PMC-Sierra, Inc.	1,461,992
	Ltd. ADR #*	$648,051	25,070	Silicon Motion Technology
45,110	Landstar System, Inc. *	2,490,974		Corporation #	362,262
7,300	Lindsay Manufacturing Company	620,281	80,770	Sybase, Inc. #*	2,376,253
75,440	Mobile Mini, Inc. #*	1,508,800	27,320	Verigy, Ltd. #	620,437
40,760	Orbital Sciences Corporation *	960,306	45,610	VistaPrint, Ltd. #*	1,220,524
34,240	RBC Bearings, Inc. #	1,140,877	57,270	Vocus, Inc. #	1,842,376
42,660	Robbins & Myers, Inc.	2,127,454	96,380	Websense, Inc. #	1,623,039
19,090	Teledyne Technologies, Inc. #	931,401		Total Information Technology	33,795,451
81,020	Tetra Tech, Inc. #*	1,832,672
51,980	Wabtec Corporation	2,527,268	Materials (3.6%)
15,780	Walter Industries, Inc.	1,716,391	22,390	Century Aluminum Company #	1,488,711
37,530	Woodward Governor Company	1,338,320	10,890	CF Industries Holdings, Inc.	1,663,992
	Total Industrials	26,978,569	19,410	Greif, Inc.	1,242,822
			87,990	Mining Company *	814,787
Information Technology (19.6%)			24,260	Koppers Holdings, Inc.	1,015,766
38,810	ANSYS, Inc. #	1,828,727		Total Materials	6,226,078
103,520	Arris Group, Inc. #	874,744
76,920	Atheros Communications, Inc. #	2,307,600	Telecommunications Services (0.6%)
67,960	Cavium Networks, Inc. #*	1,427,160	30,030	Cellcom Israel, Ltd.	1,027,326
182,070	Cirrus Logic, Inc.	1,012,309		Total Telecommunications
46,620	Concur Technologies, Inc. #*	1,549,183		Services	1,027,326
51,300	DTS, Inc. #*	1,606,716
64,880	EMS Technologies, Inc.	1,416,979	Utilities (1.1%)
38,790	FLIR Systems, Inc. #	1,573,710	37,600	ITC Holdings Corporation	1,921,736
109,255	Informatica Corporation #	1,643,195		Total Utilities	1,921,736
37,160	MICROS Systems, Inc. #*	1,133,008
99,280	Microsemi Corporation #*	2,499,870
64,350	Monolithic Power Systems, Inc. #*	1,391,247		Total Common Stock
30,700	Net 1 UEPS Technology, Inc. #	746,010		(cost $153,656,851)	164,432,651
39,770	Novellus Systems, Inc. #*	842,726
65,680	Omniture, Inc. #*	1,219,678

The accompanying Notes to Schedule of Investments are an integral part of this schedule.
92

Partner Small Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (33.7%)	Rate (+)	Date	Value
58,068,349	Thrivent Financial Securities Lending Trust	2.550%	N/A	$58,068,349
	Total Collateral Held for Securities Loaned
	(cost $58,068,349)			58,068,349

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.8%)	Rate (+)	Date	Value
$200,000	Federal National Mortgage Association ‡	2.250%	9/17/2008	$199,029
6,340,990	Thrivent Money Market Portfolio	2.400	N/A	6,340,990
	Total Short-Term Investments (at amortized cost)			6,540,019
	Total Investments (cost $218,265,219) 133.1%			$229,041,019
	Other Assets and Liabilities, Net (33.1%)			(56,921,876)
	Total Net Assets 100.0%			$172,119,143

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
Russell Mini-Futures	10	September 2008	$712,328	$691,700	($20,628)
Total Futures					($20,628)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase

‡ At June 30, 2008, $199,029 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $846,005 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$17,983,970
Gross unrealized depreciation	(7,208,170)
Net unrealized appreciation (depreciation)	$10,775,800
Cost for federal income tax purposes	$218,265,219

The accompanying Notes to Schedule of Investments are an integral part of this schedule.
93

Partner Small Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value
Consumer Discretionary (9.5%)			Financials (16.6%)
119,500	Aaron Rents, Inc.	$2,668,435	137,000	Ares Capital Corporation *	$1,380,960
40,600	Cavco Industries, Inc. #	1,328,838	55,000	Cascade Bancorp *	423,500
73,900	Corinthian Colleges, Inc. #*	857,979	149,300	Cedar Shopping Centers, Inc.	1,749,796
39,000	CSS Industries, Inc.	944,580	47,000	Compass Diversified Trust	537,210
71,000	Dixie Group, Inc. #	467,180	80,800	East West Bancorp, Inc. *	570,448
45,000	Dorman Products, Inc. #	362,700	28,600	Employers Holdings, Inc.	592,020
60,000	Drew Industries, Inc. #*	957,000	92,500	First Financial Fund, Inc. *	765,900
64,800	Fred’s, Inc. *	728,352	62,000	Glacier Bancorp, Inc. *	991,380
83,500	Haverty Furniture Companies, Inc. *	838,340	39,000	Hatteras Financial Corporation *	896,610
43,500	Lee Enterprises, Inc. *	173,565	92,300	Hercules Technology Growth
41,000	M/I Homes, Inc. *	644,930		Capital, Inc. *	824,239
55,100	MarineMax, Inc. #*	395,067	48,300	Home Bancshares, Inc. *	1,085,784
32,500	Matthews International Corporation	1,470,950	3,000	iShares Russell 2000 Value Fund *	192,000
66,000	Meritage Homes Corporation #*	1,001,220	49,100	JMP Group, Inc.	324,551
98,806	Regent Communications, Inc. #	88,560	91,300	Kohlberg Capital Corporation *	913,000
64,400	Saga Communications, Inc. #	322,644	52,000	LaSalle Hotel Properties	1,306,760
116,000	Shiloh Industries, Inc.	1,089,240	3,100	Markel Corporation #	1,137,700
48,800	Stanley Furniture Company, Inc. *	527,040	71,400	Max Re Capital, Ltd. *	1,522,962
55,000	Steak n Shake Company #*	348,150	48,500	National Interstate Corporation	891,430
130,000	Stein Mart, Inc. *	586,300	42,000	Parkway Properties, Inc. *	1,416,660
40,300	Steven Madden, Ltd. #	740,714	30,000	Piper Jaffray Companies #	879,900
89,000	Winnebago Industries, Inc. *	906,910	50,000	Potlatch Corporation *	2,256,000
	Total Consumer Discretionary	17,448,694	61,800	ProAssurance Corporation #*	2,973,198
			56,200	ProCentury Corporation	890,208
Consumer Staples (1.8%)			28,000	Redwood Trust, Inc. *	638,120
154,000	Alliance One International, Inc. #	786,940	42,500	Sandy Spring Bancorp, Inc. *	704,650
35,100	Casey’s General Stores, Inc. *	813,267	51,700	Seabright Insurance Holdings #	748,616
42,000	Nash Finch Company *	1,439,340	49,600	Strategic Hotel Capital, Inc.	464,752
21,300	Winn-Dixie Stores, Inc. #*	341,226	37,000	SVB Financial Group #*	1,780,070
	Total Consumer Staples	3,380,773	24,000	Washington Real Estate Investment
				Trust *	721,200
Energy (11.6%)			40,700	Wintrust Financial Corporation	970,695
5,600	Atwood Oceanics, Inc. #*	696,304		Total Financials	30,550,319
31,300	Carbo Ceramics, Inc. *	1,826,355
55,000	Forest Oil Corporation #	4,097,500	Health Care (5.8%)
71,400	Hercules Offshore, Inc. #*	2,714,628	13,700	Analogic Corporation	864,059
100,000	Mariner Energy, Inc. #	3,697,000	36,000	Angiodynamics, Inc. #	490,320
200,000	NGAS Resources, Inc. *	1,856,000	231,400	Lexicon Pharmaceuticals, Inc. #*	370,240
44,500	TETRA Technologies, Inc. #*	1,055,095	126,000	Momenta Pharmaceuticals, Inc. #*	1,549,800
20,000	W-H Energy Services, Inc. #	1,914,800	12,000	Myriad Genetics, Inc. #*	546,240
32,800	Whiting Petroleum Corporation #	3,479,424	29,000	National Healthcare Corporation *	1,329,070
	Total Energy	21,337,106	63,000	Owens & Minor, Inc.	2,878,470
			46,200	Triple-S Management Corporation #*	755,370
			42,600	West Pharmaceutical Services, Inc. *	1,843,728
				Total Health Care	10,627,297

The accompanying Notes to Financial Statements are an integral part of this schedule.
94

Partner Small Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (96.5%)	Value	Shares	Common Stock (96.5%)	Value
Industrials (24.4%)			460,700	Safeguard Scientifics, Inc. #*	$571,268
113,000	Accuride Corporation #*	$480,250	46,900	SPSS, Inc. #	1,705,753
54,000	Alaska Air Group, Inc. #*	828,360	11,034	Standard Microsystems Corporation #	299,573
23,000	Ameron International Corporation	2,759,540	90,000	StarTek, Inc. #	846,000
148,500	Beacon Roofing Supply, Inc. *	1,575,585	77,700	Symyx Technologies, Inc. #	542,346
47,000	Belden, Inc. *	1,592,360	49,700	Synnex Corporation #*	1,246,973
66,000	C&D Technologies, Inc. #*	558,360	53,000	Veeco Instruments, Inc. #*	852,240
24,800	Cascade Corporation *	1,049,536	32,300	Vignette Corporation #	387,600
41,000	Circor International, Inc.	2,008,590	134,800	Wind River Systems, Inc. #*	1,467,972
26,000	Courier Corporation	522,080	45,900	Xyratex, Ltd. #	764,235
66,800	Dollar Thrifty Automotive		403,900	Zarlink Semiconductor, Inc. #*	355,472
	Group, Inc. #*	631,260	52,300	Zygo Corporation #	514,109
13,200	Franklin Electric Company, Inc. *	511,896		Total Information Technology	22,706,319
25,400	FTI Consulting, Inc. #	1,738,884
42,000	G & K Services, Inc.	1,279,320	Materials (8.2%)
67,000	Genesee & Wyoming, Inc. #	2,279,340	38,000	Airgas, Inc.	2,218,820
74,400	Gibraltar Industries, Inc.	1,188,168	56,000	AMCOL International Corporation *	1,593,760
70,000	Hub Group, Inc. #	2,389,100	75,000	American Vanguard Corporation *	922,500
51,000	IDEX Corporation	1,878,840	68,600	AptarGroup, Inc.	2,877,770
78,800	Insituform Technologies, Inc. #*	1,200,124	33,900	Arch Chemicals, Inc.	1,123,785
56,000	Kirby Corporation #	2,688,000	43,000	Carpenter Technology Corporation	1,876,950
81,500	McGrath Rentcorp	2,004,085	30,300	Chesapeake Corporation #	71,205
151,000	MPS Group, Inc. #*	1,605,130	10,800	Deltic Timber Corporation *	577,908
51,300	Navigant Consulting, Inc. #	1,003,428	51,000	Innospec, Inc.	959,820
45,000	Nordson Corporation	3,280,050	21,500	Minerals Technologies, Inc. *	1,367,185
29,500	School Specialty, Inc. #*	877,035	92,500	Myers Industries, Inc. *	753,875
64,400	Sterling Construction Company, Inc. #	1,278,984	112,500	Wausau-Mosinee Paper Corporation	867,375
42,000	Universal Forest Products, Inc.	1,258,320		Total Materials	15,210,953
119,000	Vitran Corporation, Inc. #	1,783,810
49,500	Waste Connections, Inc. #	1,580,535	Telecommunications Services (1.1%)
86,000	Woodward Governor Company	3,066,760	175,700	Kratos Defense & Security
	Total Industrials	44,897,730		Solutions, Inc. #*	344,372
			118,000	Premiere Global Services, Inc. #*	1,720,440
Information Technology (12.3%)				Total Telecommunications
91,600	Advanced Energy Industries, Inc. #	1,254,920		Services	2,064,812
116,100	Ariba, Inc. *	1,707,831
22,000	ATMI, Inc. #	614,240	Utilities (5.2%)
91,100	Brooks Automation, Inc. #	753,397	51,100	Black Hills Corporation	1,638,266
21,200	Cabot Microelectronics Corporation #	702,780	81,400	Cleco Corporation *	1,899,062
70,800	Catapult Communications		58,000	El Paso Electric Company #	1,148,400
	Corporation #	504,096	36,400	Empire District Electric Company *	674,856
49,500	Cymer, Inc. #*	1,330,560	58,400	Southwest Gas Corporation	1,736,232
89,300	Electro Rent Corporation	1,119,822	40,600	UniSource Energy Corporation	1,259,006
74,770	Exar Corporation #	563,766	41,000	Vectren Corporation	1,279,610
40,500	FormFactor, Inc. #	746,415		Total Utilities	9,635,432
134,400	GSI Group, Inc. #	1,042,944
39,400	Methode Electronics, Inc.	411,730
127,000	Palm, Inc. *	684,530		Total Common Stock
67,100	Progress Software Corporation #	1,715,747		(cost $173,078,302)	177,859,435

The accompanying Notes to Financial Statements are an integral part of this schedule.
95

Partner Small Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Preferred Stock (0.6%)			Value
735	East West Bancorp, Inc.			$518,175
51,400	National Healthcare Corporation, Convertible			678,480
	Total Preferred Stock (cost 1,431,375)			1,196,655

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (36.3%)	Rate (+)	Date	Value
66,859,750	Thrivent Financial Securities Lending Trust	2.550%	N/A	$66,859,750
	Total Collateral Held for Securities Loaned
	(cost $66,859,750)			66,859,750

		Interest	Maturity
Shares	Short-Term Investments (3.4%)	Rate (+)	Date	Value
6,279,659	Thrivent Money Market Portfolio	2.400%	N/A	$6,279,659
	Total Short-Term Investments (at amortized cost)			6,279,659
	Total Investments (cost $247,649,086) 136.8%			$252,195,499
	Other Assets and Liabilities, Net (36.8%)			(67,841,318)
	Total Net Assets 100.0%			$184,354,181

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$35,238,462
Gross unrealized depreciation	(30,692,049)
Net unrealized appreciation (depreciation)	$4,546,413
Cost for federal income tax purposes	$247,649,086

The accompanying Notes to Financial Statements are an integral part of this schedule.
96

Small Cap Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (95.0%)	Value	Shares	Common Stock (95.0%)	Value
Consumer Discretionary (11.3%)			Energy (14.7%)
36,700	Aeropostale, Inc. #	$1,149,811	19,300	Alpha Natural Resources, Inc. #	$2,012,797
30,900	American Public Education, Inc. #	1,206,336	21,400	Atwood Oceanics, Inc. #	2,660,876
103,100	ArvinMeritor, Inc. *	1,286,688	24,600	Bristow Group, Inc. #*	1,217,454
66,800	Big Lots, Inc. #*	2,086,832	42,100	Cabot Oil & Gas Corporation *	2,851,433
65,200	Burger King Holdings, Inc.	1,746,708	72,300	Complete Production Services, Inc. #*	2,633,166
42,400	Central European Distribution		13,900	Core Laboratories NV #	1,978,665
	Corporation *	3,143,960	16,800	Dril-Quip, Inc. #	1,058,400
46,200	Children’s Place Retail Stores, Inc. #	1,667,820	31,800	Forest Oil Corporation #	2,369,100
24,516	Desarrolladora Homex ADR #*	1,436,147	51,600	General Maritime Corporation *	1,340,568
54,200	Dollar Tree, Inc. #	1,771,798	31,700	Helmerich & Payne, Inc.	2,283,034
34,000	Fossil, Inc. #	988,380	37,800	Hornbeck Offshore Services, Inc. #*	2,136,078
148,800	Fuqi International, Inc. #	1,303,488	110,800	Input/Output, Inc. #	1,933,460
40,100	Gentex Corporation	579,044	91,100	International Coal Group, Inc. #*	1,188,855
15,200	Guess ?, Inc.	569,240	67,800	Mariner Energy, Inc. #	2,506,566
49,800	Gymboree Corporation #	1,995,486	30,000	Massey Energy Company	2,812,500
51,200	Hasbro, Inc.	1,828,864	25,100	Oceaneering International, Inc. #	1,933,955
21,700	ITT Educational Services, Inc. #	1,793,071	59,700	Oil States International, Inc. #	3,787,368
23,900	Jack in the Box, Inc. #	535,599	26,800	Penn Virginia Corporation	2,021,256
126,200	Leapfrog Enterprises, Inc. #*	1,049,984	74,997	Petrohawk Energy Corporation #	3,473,111
51,400	LKQ Corporation #*	928,798	26,500	Petroleum Development Corporation #	1,761,985
67,000	Marvel Entertainment, Inc. *	2,153,380	12,754	Range Resources Corporation	835,897
33,400	Matthews International Corporation	1,511,684	30,800	SandRidge Energy, Inc. #	1,989,064
26,000	Polaris Industries, Inc. *	1,049,880	36,400	Southwestern Energy Company #	1,733,004
14,800	Priceline.com, Inc. #*	1,708,808	39,700	Swift Energy Company #	2,622,582
59,300	Ross Stores, Inc. *	2,106,336	72,700	Tesco Corporation #*	2,322,765
236,200	Shuffle Master, Inc. #*	1,166,828	46,900	TETRA Technologies, Inc. #	1,111,999
32,100	TJX Companies, Inc. *	1,010,187	21,200	Whiting Petroleum Corporation #	2,248,896
117,000	Valassis Communications, Inc. #*	1,464,840	57,200	Willbros Group, Inc. *	2,505,932
24,400	WABCO Holdings, Inc.	1,133,624		Total Energy	59,330,766
54,200	Warnaco Group, Inc. #	2,388,594
68,900	WMS Industries, Inc. #	2,051,153	Financials (12.7%)
19,400	Wolverine World Wide, Inc. *	517,398	12,400	Alexandria Real Estate Equities, Inc. *	1,207,016
	Total Consumer Discretionary	45,330,766	24,300	American Campus Communities, Inc.	676,512
			152,200	American Equity Investment Life
Consumer Staples (3.1%)				Holding Company	1,240,430
121,242	Calavo Growers, Inc. *	1,485,214	17,800	Bank of Hawaii Corporation *	850,840
9,200	Chattem, Inc. #	598,460	76,250	BioMed Realty Trust, Inc.	1,870,412
27,500	Diamond Foods, Inc.	633,600	20,218	BOK Financial Corporation	1,080,652
109,100	Flowers Foods, Inc. *	3,091,894	42,000	City Holding Company	1,712,340
18,300	Hansen Natural Corporation #*	527,406	17,200	Community Bank System, Inc. *	354,664
73,400	Nu Skin Enterprises, Inc.	1,095,128	19,793	Cullen/Frost Bankers, Inc.	986,681
57,200	Omega Protein Corporation #	855,140	40,800	Digital Realty Trust, Inc. *	1,669,128
44,100	Ruddick Corporation	1,513,071	71,100	Education Realty Trust, Inc.	828,315
44,900	Smithfield Foods, Inc. #*	892,612	111,600	First Niagara Financial Group, Inc.	1,435,176
82,200	TreeHouse Foods, Inc. #	1,994,172	18,200	Glacier Bancorp, Inc. *	291,018
	Total Consumer Staples	12,686,697	43,700	Hanover Insurance Group, Inc.	1,857,250
			26,500	Home Properties, Inc. *	1,273,590

The accompanying Notes to Schedule of Investments are an integral part of this schedule.
97

Small Cap Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (95.0%)	Value	Shares	Common Stock (95.0%)	Value
Financials — continued			20,300	Illumina, Inc. #*	$1,768,333
82,500	Inland Real Estate Corporation *	$1,189,650	44,500	K-V Pharmaceutical Company #*	860,185
130,200	Investors Real Estate Trust *	1,242,108	67,400	Masimo Corporation #*	2,315,190
63,800	IPC Holdings, Ltd.	1,693,890	13,300	Myriad Genetics, Inc. #	605,416
21,600	iShares Russell 2000 Index Fund *	1,491,048	70,200	Natus Medical, Inc. #	1,469,988
42,000	iShares Russell Microcap Index Fund *	1,873,620	47,100	NuVasive, Inc. #*	2,103,486
110,700	Knight Capital Group, Inc. *	1,990,386	43,200	Owens & Minor, Inc. *	1,973,808
32,200	Mid-America Apartment		46,200	PAREXEL International Corporation #	1,215,522
	Communities, Inc. *	1,643,488	19,600	Shire Pharmaceuticals Group plc ADR *	962,948
38,100	Nationwide Health Properties, Inc. *	1,199,769	41,000	STERIS Corporation	1,179,160
120,300	New York Community Bancorp, Inc. *	2,146,152	17,100	United Therapeutics Corporation #*	1,671,525
28,400	Old National Bancorp *	404,984	28,600	Universal Health Services, Inc.	1,808,092
25,500	Portfolio Recovery Associates, Inc. #*	956,250	35,200	West Pharmaceutical Services, Inc. *	1,523,456
34,200	Potlatch Corporation *	1,543,104	49,800	Wright Medical Group, Inc. #	1,414,818
18,200	PrivateBancorp, Inc. *	552,916		Total Health Care	40,038,559
13,500	Prosperity Bancshares, Inc. *	360,855
22,600	Saul Centers, Inc.	1,061,974	Industrials (14.7%)
33,000	Senior Housing Property Trust	644,490	35,900	Bucyrus International, Inc.	2,621,418
22,500	StanCorp Financial Group, Inc.	1,056,600	84,900	Cenveo, Inc. #	829,473
50,850	Stifel Financial Corporation *	1,748,732	34,300	Chart Industries, Inc. #	1,668,352
48,600	SVB Financial Group #*	2,338,146	24,500	Consolidated Graphics, Inc. #*	1,207,115
24,200	Tower Group, Inc.	512,798	40,800	Curtiss-Wright Corporation *	1,825,392
32,100	UMB Financial Corporation *	1,645,767	32,300	Diana Shipping, Inc. *	991,933
38,100	United Fire & Casual Company	1,026,033	76,200	EMCOR Group, Inc. #	2,173,986
66,500	Waddell & Reed Financial, Inc.	2,328,165	18,600	Esterline Technologies Corporation #	916,236
8,000	Washington Real Estate		53,200	Euroseas, Ltd.	690,004
	Investment Trust	240,400	14,400	Flowserve Corporation	1,968,480
26,100	Westamerica Bancorporation *	1,372,599	15,000	Foster Wheeler, Ltd. #	1,097,250
39,700	World Acceptance Corporation #*	1,336,699	11,400	FTI Consulting, Inc. #	780,444
	Total Financials	50,934,647	41,200	Gardner Denver, Inc. #	2,340,160
			45,900	Genesee & Wyoming, Inc. #	1,561,518
Health Care (9.9%)			94,500	GrafTech International, Ltd.	2,535,435
23,100	Alexion Pharmaceuticals, Inc. #	1,674,750	61,500	Hub Group, Inc. #	2,098,995
50,500	Alpharma, Inc. #*	1,137,765	52,300	JA Solar Holdings Company,
44,400	Amedisys, Inc. #*	2,238,648		Ltd. ADR #*	881,255
24,200	AmSurg Corporation #	589,270	29,200	Kaydon Corporation *	1,501,172
35,400	ArthroCare Corporation #*	1,444,674	40,100	Kirby Corporation #	1,924,800
55,800	BioMarin Pharmaceutical, Inc. #*	1,617,084	50,300	Landstar System, Inc.	2,777,566
12,200	Bio-Rad Laboratories, Inc. #	986,858	32,500	Northwest Pipe Company #*	1,813,500
15,800	Cephalon, Inc. #*	1,053,702	26,700	Otter Tail Corporation *	1,036,761
29,100	Charles River Laboratories		104,100	Pacer International, Inc.	2,239,191
	International, Inc. #	1,860,072	46,600	Pentair, Inc.	1,631,932
59,000	Community Health Systems, Inc. #	1,945,820	58,600	Polypore International, Inc. #	1,484,338
9,900	Cooper Companies, Inc.	367,785	31,000	Robbins & Myers, Inc.	1,545,970
101,700	Dexcom, Inc. #*	614,268	34,500	Roper Industries, Inc. *	2,272,860
11,300	Haemonetics Corporation #	626,698	35,400	Shaw Group, Inc. #	2,187,366
72,614	Hansen Medical, Inc. #*	1,214,106	34,200	Teledyne Technologies, Inc. #	1,668,618
33,000	HealthExtras, Inc. #	994,620	43,100	Titan International, Inc. *	1,535,222
10,600	ICON plc ADR #	800,512	48,700	Titan Machinery, Inc. #*	1,525,284

The accompanying Notes to Schedule of Investments are an integral part of this schedule.
98

Small Cap Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (95.0%)	Value	Shares	Common Stock (95.0%)	Value
Industrials — continued			142,800	TIBCO Software, Inc. #*	$1,092,420
9,200	Walter Industries, Inc.	$1,000,684	67,900	Trimble Navigation, Ltd. #*	2,424,030
89,950	Waste Connections, Inc. #	2,872,104	40,200	Varian Semiconductor Equipment
37,400	Watson Wyatt Worldwide, Inc.	1,978,086		Associates, Inc. #*	1,399,764
59,200	Woodward Governor Company	2,111,072	56,100	Xilinx, Inc.	1,416,525
	Total Industrials	59,293,972	42,600	Zebra Technologies Corporation #	1,390,464
				Total Information Technology	69,747,811
Information Technology (17.3%)
67,400	Actel Corporation #	1,135,690	Materials (7.2%)
137,400	ADC Telecommunications, Inc.	2,029,398	29,400	Airgas, Inc.	1,716,666
39,500	Akamai Technologies, Inc. #*	1,374,205	69,400	AptarGroup, Inc.	2,911,330
13,200	Anixter International, Inc. #*	785,268	29,443	Century Aluminum Company #*	1,957,665
58,600	ANSYS, Inc. #*	2,761,232	14,800	CF Industries Holdings, Inc.	2,261,440
201,200	Atmel Corporation #	700,176	38,500	Commercial Metals Company	1,451,450
277,100	Brocade Communications #*	2,283,304	31,900	FMC Corporation	2,470,336
36,800	CACI International, Inc. #	1,684,336	35,200	Greif, Inc.	2,253,856
71,100	Cognex Corporation	1,638,855	36,300	Koppers Holdings, Inc.	1,519,881
44,000	Commvault Systems, Inc. #	732,160	25,700	Olympic Steel, Inc.	1,951,144
197,530	Compuware Corporation #	1,884,436	36,500	Pactiv Corporation #	774,895
52,500	Comtech Telecommunications		44,600	Rockwood Holdings, Inc. #	1,552,080
	Corporation #*	2,572,500	104,000	RPM International, Inc.	2,142,400
65,000	DTS, Inc. #*	2,035,800	20,800	Schnitzer Steel Industries, Inc.	2,383,680
171,300	EarthLink, Inc. *	1,481,745	8,800	Sigma-Aldrich Corporation	473,968
68,300	F5 Networks, Inc. #*	1,941,086	21,700	SPDR Gold Trust #	1,983,380
72,452	FLIR Systems, Inc. #*	2,939,378	19,000	Texas Industries, Inc. *	1,066,470
97,300	Informatica Corporation #	1,463,392		Total Materials	28,870,641
18,000	Intersil Corporation	437,760
18,600	Itron, Inc. #*	1,829,310	Telecommunications Services (1.7%)
193,600	Lawson Software, Inc. #	1,407,472	76,150	Iowa Telecommunications
44,700	ManTech International Corporation #	2,150,964		Services, Inc. *	1,341,002
76,500	MKS Instruments, Inc. #	1,675,350	73,400	NTELOS Holdings Corporation	1,862,158
60,600	Monolithic Power Systems, Inc. #*	1,310,172	140,700	Premiere Global Services, Inc. #	2,051,406
34,300	Netlogic Microsystems, Inc. #*	1,138,760	91,000	Syniverse Holdings, Inc. #	1,474,200
86,600	ON Semiconductor Corporation #	794,122		Total Telecommunications
78,900	Parametric Technology Corporation #	1,315,263		Services	6,728,766
104,600	Pericom Semiconductor Corporation #	1,552,264
127,500	Perot Systems Corporation #	1,913,775	Utilities (2.4%)
60,300	Plexus Corporation #	1,669,104	27,400	Energen Corporation	2,138,022
219,000	PMC-Sierra, Inc.	1,675,350	35,600	Mirant Corporation #*	1,393,740
99,700	Polycom, Inc. #	2,428,692	28,500	National Fuel Gas Company *	1,695,180
53,900	Quest Software, Inc.	798,259	24,400	Piedmont Natural Gas Company, Inc. *	638,304
265,300	S1 Corporation #	2,008,321	54,700	UGI Corporation	1,570,437
14,600	ScanSource, Inc. #*	390,696	74,800	Vectren Corporation	2,334,508
54,300	Silicon Motion Technology			Total Utilities	9,770,191
	Corporation #*	784,635
27,500	SINA Corporation #	1,170,125
64,500	Solera Holdings, Inc. #	1,784,070		Total Common Stock
48,100	SPSS, Inc. #	1,749,397		(cost $349,276,856)	382,732,816
88,300	Sybase, Inc. #	2,597,786

The accompanying Notes to Schedule of Investments are an integral part of this schedule.
99

Small Cap Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (28.4%)	Rate (+)	Date	Value
114,245,992	Thrivent Financial Securities Lending Trust	2.550%	N/A	$114,245,992
	Total Collateral Held for Securities Loaned
	(cost $114,245,992)			114,245,992

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.3%)	Rate (+)	Date	Value
$1,500,000	Federal National Mortgage Association	2.100%	9/17/2008	$1,493,230
15,865,541	Thrivent Money Market Portfolio	2.400	N/A	15,865,541
	Total Short-Term Investments (at amortized cost)			17,358,771
	Total Investments (cost $480,881,619) 127.7%			$514,337,579
	Other Assets and Liabilities, Net (27.7%)			(111,529,195)
	Total Net Assets 100.0%			$402,808,384

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$47,804,769
Gross unrealized depreciation	(14,348,809)
Net unrealized appreciation (depreciation)	$33,455,960
Cost for federal income tax purposes	$480,881,619

The accompanying Notes to Schedule of Investments are an integral part of this schedule.
100

Small Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.1%)	Value	Shares	Common Stock (99.1%)	Value
Consumer Discretionary (12.5%)			11,775	Joseph A. Bank Clothiers, Inc. #*	$314,981
8,500	4Kids Entertainment, Inc. #	$62,985	17,300	K-Swiss, Inc. *	254,310
34,475	Aaron Rents, Inc. *	769,827	8,000	Landry’s Restaurants, Inc. *	143,760
11,800	AH Belo Corporation	67,260	33,300	La-Z-Boy, Inc. *	254,745
17,600	Arbitron, Inc. *	836,000	9,500	Libbey, Inc. *	70,680
7,700	Arctic Cat, Inc. *	60,445	10,500	Lithia Motors, Inc. *	51,660
13,700	ATC Technology Corporation #	318,936	49,000	Live Nation, Inc. #*	518,420
11,800	Audiovox Corporation #	115,876	74,400	LKQ Corporation #*	1,344,408
7,600	Bassett Furniture Industries, Inc.	89,680	8,000	M/I Homes, Inc. *	125,840
14,100	Big 5 Sporting Goods Corporation *	106,737	12,200	Maidenform Brands, Inc. #*	164,700
9,700	Blue Nile, Inc. #*	412,444	13,600	Marcus Corporation	203,320
27,325	Brown Shoe Company, Inc.	370,254	11,900	MarineMax, Inc. #*	85,323
57,900	Brunswick Corporation	613,740	33,200	Men’s Wearhouse, Inc. *	540,828
10,000	Buffalo Wild Wings, Inc. #*	248,300	19,800	Meritage Homes Corporation #*	300,366
19,000	Building Materials Holding		8,900	Midas, Inc. #	120,150
	Corporation *	33,630	19,300	Monaco Coach Corporation	58,672
25,600	Cabela’s, Inc. #*	281,856	8,500	Monarch Casino & Resort, Inc. #	100,300
16,400	California Pizza Kitchen, Inc. #*	183,516	11,800	Movado Group, Inc.	233,640
19,100	Cato Corporation	271,984	15,000	Multimedia Games, Inc. #*	66,300
15,925	CEC Entertainment, Inc. #	446,059	3,100	National Presto Industries, Inc.	198,958
50,200	Champion Enterprises, Inc. #*	293,670	20,400	Nautilus Group, Inc. *	103,632
13,500	Charlotte Russe Holding, Inc. #	239,760	19,700	NutriSystem, Inc. *	278,558
15,300	Children’s Place Retail Stores, Inc. #	552,330	14,200	O’Charley’s, Inc.	142,852
22,825	Christopher & Banks Corporation	155,210	50,300	OfficeMax, Inc.	699,170
33,900	CKE Restaurants, Inc.	422,733	9,200	Oxford Industries, Inc. *	176,180
18,000	Coinstar, Inc. #	588,780	15,600	P.F. Chang’s China Bistro, Inc. #*	348,504
3,500	CPI Corporation	65,555	19,600	Panera Bread Company #*	906,696
53,800	Crocs, Inc. #*	430,938	13,300	Papa John’s International, Inc. #	353,647
8,400	Deckers Outdoor Corporation #	1,169,280	8,100	Peet’s Coffee & Tea, Inc. #*	160,542
9,900	DineEquity, Inc. *	369,864	26,900	Pep Boys — Manny, Moe & Jack *	234,568
29,200	Dress Barn, Inc. #*	390,696	7,500	Perry Ellis International, Inc.	159,150
11,800	Drew Industries, Inc. #*	188,210	15,300	PetMed Express, Inc. #	187,425
18,550	Ethan Allen Interiors, Inc. *	456,330	38,800	Pinnacle Entertainment, Inc. #*	407,012
31,593	Finish Line, Inc. #	274,859	21,300	Polaris Industries, Inc. *	860,094
49,300	Fleetwood Enterprises, Inc. #*	129,166	30,912	Pool Corporation *	548,997
30,037	Fossil, Inc. #	873,176	5,300	Pre-Paid Legal Services, Inc. #	215,286
25,750	Fred’s, Inc. *	289,430	81,300	Quiksilver, Inc. #	798,366
12,400	Genesco, Inc. #*	382,788	52,400	Radio One, Inc. #	67,596
15,000	Group 1 Automotive, Inc. *	298,050	11,200	RC2 Corporation #	207,872
18,700	Gymboree Corporation #	749,309	10,900	Red Robin Gourmet Burgers, Inc. #*	302,366
13,700	Haverty Furniture Companies, Inc. *	137,548	34,000	Ruby Tuesday, Inc. *	183,600
18,350	Hibbett Sports, Inc. #*	387,185	10,900	Russ Berrie and Company, Inc. #	86,873
40,400	Hillenbrand, Inc.	864,560	12,900	Ruth’s Chris Steak House, Inc. #	66,822
28,275	Hot Topic, Inc. #	152,968	29,050	Select Comfort Corporation #*	47,642
37,300	Iconix Brand Group, Inc. *	450,584	22,725	Shuffle Master, Inc. #*	112,262
38,000	Jack in the Box, Inc. #	851,580	21,100	Skechers USA, Inc. #	416,936
17,700	JAKKS Pacific, Inc. #	386,745	4,400	Skyline Corporation	103,400
16,330	Jo-Ann Stores, Inc. #	376,080	18,800	Sonic Automotive, Inc.	242,332

The accompanying Notes to Financial Statements are an integral part of this schedule.
101

Small Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.1%)	Value	Shares	Common Stock (99.1%)	Value
Consumer Discretionary — continued			16,600	Ralcorp Holdings, Inc. #*	$820,704
38,752	Sonic Corporation #*	$573,530	10,000	Sanderson Farms, Inc. *	345,200
20,900	Spartan Motors, Inc. *	156,123	14,100	Spartan Stores, Inc. *	324,300
24,800	Stage Stores, Inc.	289,416	26,200	Spectrum Brands, Inc. #*	66,810
10,300	Stamps.com, Inc. #	128,544	20,200	TreeHouse Foods, Inc. #	490,052
7,800	Standard Motor Products, Inc.	63,648	27,700	United Natural Foods, Inc. #*	539,596
42,100	Standard Pacific Corporation *	142,298	5,500	USANA Health Sciences, Inc. #*	147,785
18,517	Steak n Shake Company #*	117,213	10,670	WD-40 Company	312,098
16,900	Stein Mart, Inc. *	76,219		Total Consumer Staples	11,300,795
13,400	Sturm, Ruger & Company, Inc. #	94,604
15,000	Superior Industries		Energy (11.3%)
	International, Inc. *	253,200	18,000	Atwood Oceanics, Inc. #	2,238,120
34,600	Texas Roadhouse, Inc. #*	310,362	14,700	Basic Energy Services, Inc. #*	463,050
21,000	Tractor Supply Company #*	609,840	18,100	Bristow Group, Inc. #*	895,769
40,800	Triarc Companies, Inc. *	258,264	13,200	Carbo Ceramics, Inc. *	770,220
19,500	Tuesday Morning Corporation #*	80,145	17,700	Dril-Quip, Inc. #	1,115,100
16,000	Tween Brands, Inc. #	263,360	7,100	Gulf Island Fabrication, Inc.	347,403
9,200	UniFirst Corporation	410,872	59,214	Helix Energy Solutions Group, Inc. #	2,465,671
9,100	Universal Electronic Inc.	190,190	15,000	Hornbeck Offshore Services, Inc. #*	847,650
13,400	Universal Technical Institute, Inc. #*	166,964	53,500	Input/Output, Inc. #	933,575
9,400	Volcom, Inc. #*	224,942	9,600	Lufkin Industries, Inc.	799,488
18,800	Winnebago Industries, Inc. *	191,572	16,800	Matrix Service Company	387,408
27,000	WMS Industries, Inc. #	803,790	12,900	NATO Group, Inc. #	703,437
32,200	Wolverine World Wide, Inc. *	858,774	35,600	Oceaneering International, Inc. #	2,742,978
22,800	Zale Corporation #*	430,692	17,300	Patriot Coal Corporation #	2,651,917
11,800	Zumiez, Inc. *	195,644	26,900	Penn Virginia Corporation	2,028,798
	Total Consumer Discretionary	37,676,860	9,600	Petroleum Development Corporation #	638,304
			28,200	PetroQuest Energy, Inc.	758,580
Consumer Staples (3.8%)			32,200	Pioneer Drilling Company #	605,682
57,500	Alliance One International, Inc. #	293,825	14,150	SEACOR Holdings, Inc. #	1,266,566
11,700	Andersons, Inc. *	476,307	39,800	St. Mary Land & Exploration Company	2,572,672
6,400	Boston Beer Company, Inc. #	260,352	18,400	Stone Energy Corporation #	1,212,744
32,800	Casey’s General Stores, Inc. ‡	759,976	10,200	Superior Well Services, Inc. #	323,442
46,400	Central Garden & Pet Company #	190,240	19,700	Swift Energy Company #	1,301,382
12,400	Chattem, Inc. #*	806,620	48,250	TETRA Technologies, Inc. #	1,144,008
52,700	Darling International, Inc.	870,604	30,500	Unit Corporation #	2,530,585
50,625	Flowers Foods, Inc.	1,434,712	20,000	W-H Energy Services, Inc. #	1,914,800
15,000	Great Atlantic & Pacific Tea		18,600	World Fuel Services Corporation	408,084
	Company, Inc. #*	342,300		Total Energy	34,067,433
11,200	Green Mountain Coffee
	Roasters, Inc. #*	420,784	Financials (15.6%)
26,200	Hain Celestial Group, Inc. #*	615,176	20,900	Acadia Realty Trust ‡	483,835
9,100	J & J Snack Foods Corporation	249,431	11,400	Anchor BanCorp Wisconsin, Inc. *	79,914
20,300	Lance, Inc.	381,031	31,200	Bank Mutual Corporation	313,248
19,400	Longs Drug Stores Corporation	816,934	27,000	BankAtlantic Bancorp, Inc.	47,520
10,100	Mannatech, Inc. *	54,944	46,400	BioMed Realty Trust, Inc.	1,138,192
8,200	Nash Finch Company *	281,014

The accompanying Notes to Financial Statements are an integral part of this schedule.
102

Small Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.1%)	Value	Shares	Common Stock (99.1%)	Value
Financials — continued			42,900	Medical Properties Trust, Inc. *	$434,148
24,900	Boston Private Financial		17,000	Mid-America Apartment
	Holdings, Inc. *	$141,183		Communities, Inc. *	867,680
37,600	Brookline Bancorp, Inc.	359,080	14,100	Nara Bancorp, Inc. *	151,293
18,100	Cascade Bancorp *	139,370	25,500	National Financial Partners *	505,410
18,800	Cash America International, Inc.	582,800	51,400	National penn Bancshares, Inc. *	682,592
18,600	Central Pacific Financial Corporation *	198,276	47,500	National Retail Properties, Inc.	992,750
30,700	Colonial Properties Trust *	614,614	8,600	Navigators Group, Inc.	464,830
11,700	Columbia Banking System, Inc.	226,161	42,800	Old National Bancorp *	610,328
19,300	Community Bank System, Inc. *	397,966	27,200	optionsXpress Holdings, Inc.	607,648
20,700	Corus Bankshares, Inc. *	86,112	9,900	Parkway Properties, Inc.	333,927
27,265	Delphi Financial Group, Inc. *	630,912	25,400	Pennsylvania Real Estate Investment
61,300	DiamondRock Hospitality Company *	667,557		Trust *	587,756
16,275	Dime Community Bancshares, Inc.	268,700	37,400	Philadelphia Consolidated Holding
12,565	Downey Financial Corporation *	34,805		Corporation #	1,270,478
41,000	East West Bancorp, Inc. *	289,460	9,900	Piper Jaffray Companies #	290,367
16,100	EastGroup Properties, Inc.	690,690	9,800	Portfolio Recovery Associates, Inc. #*	367,500
19,800	Entertainment Properties Trust *	978,912	13,900	Presidential Life Corporation	214,338
16,500	Essex Property Trust, Inc.	1,757,250	18,200	PrivateBancorp, Inc. *	552,916
51,400	Extra Space Storage, Inc. *	789,504	20,700	ProAssurance Corporation #*	995,877
16,450	Financial Federal Corporation	361,242	24,900	Prosperity Bancshares, Inc. *	665,577
49,000	First BanCorp *	310,660	21,464	Provident Bankshares Corporation *	136,940
16,800	First Cash Financial Services, Inc. #	251,832	9,900	PS Business Parks, Inc.	510,840
41,100	First Commonwealth Financial		17,400	Rewards Network, Inc. #	71,514
	Corporation *	383,463	11,600	RLI Corporation	573,852
19,900	First Financial Bancorp *	183,080	10,500	Safety Insurance Group, Inc.	374,325
12,800	First Financial Bankshares, Inc.	586,368	5,100	SCPIE Holdings, Inc. #	142,749
31,412	First Midwest Bancorp, Inc. *	585,834	34,500	Selective Insurance Group, Inc.	647,220
8,900	FirstFed Financial Corporation #*	71,556	72,300	Senior Housing Property Trust	1,412,019
23,800	Flagstar Bancorp, Inc. *	71,638	19,200	Signature Bank #*	494,592
23,000	Forestar Real Estate Group, Inc. #	438,150	47,000	South Financial Group, Inc. *	184,240
26,700	Frontier Financial Corporation *	227,484	14,100	Sovran Self Storage, Inc. *	585,996
34,900	Glacier Bancorp, Inc. *	558,051	11,600	Sterling Bancorp	138,620
22,800	Guaranty Financial Group, Inc. *	122,436	47,300	Sterling Bancshares, Inc. *	429,957
15,600	Hancock Holding Company *	612,924	33,515	Sterling Financial Corporation *	138,752
25,000	Hanmi Financial Corporation *	130,250	11,700	Stewart Information Services Corporation	226,278
23,500	Hilb, Rogal and Hobbs Company	1,021,310	55,600	Susquehanna Bancshares, Inc. *	761,164
20,400	Home Properties, Inc. *	980,424	14,326	SWS Group, Inc.	237,955
12,965	Independent Bank Corporation *	51,860	20,400	Tanger Factory Outlet Centers, Inc. *	732,972
10,500	Infinity Property & Casualty Corporation	435,960	13,100	Tower Group, Inc.	277,589
37,900	Inland Real Estate Corporation *	546,518	18,300	Tradestation Group, Inc. #	185,745
28,300	Investment Technology Group, Inc. #	946,918	48,882	TrustCo Bank Corporation NY *	362,704
12,300	Irwin Financial Corporation *	33,087	71,400	UCBH Holdings, Inc. *	160,650
21,200	Kilroy Realty Corporation	997,036	23,000	UMB Financial Corporation *	1,179,210
18,800	Kite Realty Group Trust	235,000	38,800	Umpqua Holdings Corporation *	470,644
35,300	LaBranche & Company, Inc. #*	249,924	24,900	United Bankshares, Inc. *	571,455
10,000	LandAmerica Financial Group, Inc. *	221,900	25,500	United Community Banks, Inc. *	217,515
39,000	Lexington Corporate Properties Trust *	531,570	14,000	United Fire & Casual Company	377,020
13,100	LTC Properties, Inc.	334,836	41,500	Whitney Holding Corporation ‡	759,450

The accompanying Notes to Financial Statements are an integral part of this schedule.
103

Small Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.1%)	Value	Shares	Common Stock (99.1%)	Value
Financials — continued			7,500	Kensey Nash Corporation #*	$240,375
11,400	Wilshire Bancorp, Inc.	$97,698	11,950	LCA-Vision, Inc. *	57,002
15,300	Wintrust Financial Corporation *	364,905	9,400	LHC Group, Inc. #	218,550
10,612	World Acceptance Corporation #*	357,306	26,200	Magellan Health Services, Inc. #	970,186
24,000	Zenith National Insurance Corporation	843,840	21,300	Martek Biosciences Corporation *	718,023
	Total Financials	47,018,503	8,100	MedCath Corporation #*	145,638
			21,800	Mentor Corporation *	606,476
Health Care (12.4%)			26,000	Meridian Bioscience, Inc.	699,920
14,000	Abaxis, Inc. #*	337,820	17,800	Merit Medical Systems, Inc. #	261,660
6,900	Air Methods Corporation	172,500	9,200	Molina Healthcare, Inc. #*	223,928
36,900	Allscripts Healthcare Solutions, Inc. #*	457,929	16,000	Noven Pharmaceuticals, Inc. #	171,040
28,600	Alpharma, Inc. #*	644,358	21,200	Odyssey Healthcare, Inc. #	206,488
17,133	Amedisys, Inc. #*	863,846	21,300	Omnicell, Inc. #	280,734
47,000	American Medical Systems		11,500	Osteotech, Inc. #	65,435
	Holdings, Inc. #*	702,650	26,600	Owens & Minor, Inc. *	1,215,354
34,600	AMERIGROUP Corporation #	719,680	11,800	Palomar Medical Technologies, Inc. #*	117,764
19,500	AMN Healthcare Services, Inc. #	329,940	36,600	PAREXEL International Corporation #	962,946
20,350	AmSurg Corporation #	495,522	30,500	Pediatrix Medical Group, Inc. #‡	1,501,515
8,700	Analogic Corporation	548,709	19,700	PharMerica Corporation #*	445,023
22,400	ArQule, Inc. #*	72,800	12,500	Pharmnet Development Group #	197,125
17,200	ArthroCare Corporation #*	701,932	27,700	Phase Forward, Inc. #	497,769
15,600	BioLase Technology, Inc. #*	53,352	40,000	PSS World Medical, Inc. #*	652,000
18,800	Cambrex Corporation #	110,356	40,400	Regeneron Pharmaceuticals, Inc. #	583,376
28,100	Centene Corporation #	471,799	11,700	RehabCare Group, Inc. #	187,551
15,300	Chemed Corporation	560,133	16,400	Res-Care, Inc.	291,592
18,550	CONMED Corporation #	492,502	30,900	Salix Pharmaceuticals, Ltd. *	217,227
29,100	Cooper Companies, Inc. *	1,081,065	28,700	Savient Pharmaceuticals, Inc. #*	726,110
19,800	Cross Country Healthcare, Inc. #	285,318	22,700	Sciele Pharma, Inc. *	439,245
16,250	CryoLife, Inc. #*	185,900	29,000	Sunrise Senior Living, Inc. #	651,920
36,400	Cubist Pharmaceuticals, Inc. *	650,104	9,900	SurModics, Inc. #*	443,916
14,500	Cyberonics, Inc. #*	314,650	22,900	Symmetry Medical, Inc. #	371,438
8,500	Datascope Corporation	399,500	21,600	Theragenics Corporation #	78,408
11,800	Dionex Corporation #	783,166	45,200	ViroPharma, Inc. #*	499,912
20,497	Enzo Biochem, Inc. #*	229,976	5,200	Vital Signs, Inc.	295,256
18,400	Gentiva Health Services, Inc. #	350,520	20,900	West Pharmaceutical Services, Inc. *	904,552
14,800	Greatbatch Technologies, Inc. #	256,040	13,500	Zoll Medical Corporation	454,545
16,600	Haemonetics Corporation #	920,636		Total Health Care	37,180,245
24,200	HealthExtras, Inc. #	729,388
32,400	Healthspring, Inc. #	546,912	Industrials (17.5%)
22,700	Healthways, Inc. #*	671,920	14,000	A.O. Smith Corporation	459,620
14,400	HMS Holding Corporation	309,168	25,000	AAR Corporation #*	338,250
8,000	ICU Medical, Inc. #*	183,040	28,700	ABM Industries, Inc.	638,575
39,000	IDEXX Laboratories, Inc. #	1,900,860	26,200	Acuity Brands, Inc. ‡	1,259,696
45,275	Immucor, Inc. #	1,171,717	14,800	Administaff, Inc. ‡	412,772
12,400	Integra LifeSciences Holdings		17,100	Albany International Corporation	495,900
	Corporation #*	551,552	6,200	Angelica Corporation	131,874
20,700	Invacare Corporation *	423,108	18,600	Apogee Enterprises, Inc.	300,576
21,400	inVentiv Health, Inc. #	594,706	23,250	Applied Industrial Technologies, Inc.	561,952
8,400	Kendle International, Inc. #*	305,172	8,100	Applied Signal Technology, Inc.	110,646

The accompanying Notes to Financial Statements are an integral part of this schedule.
104

Small Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.1%)	Value	Shares	Common Stock (99.1%)	Value
Industrials — continued			22,900	On Assignment, Inc. #	$183,658
16,300	Arkansas Best Corporation *	$597,232	37,800	Orbital Sciences Corporation *	890,568
12,400	Astec Industries, Inc. #	398,536	24,075	Quanex Building Products Corporation	357,754
29,800	Baldor Electric Company *	1,042,404	20,800	Regal-Beloit Corporation	878,800
29,400	Barnes Group, Inc. *	678,846	22,300	Robbins & Myers, Inc.	1,112,101
28,325	Belden, Inc. *	959,651	11,100	School Specialty, Inc. #*	330,003
17,400	Bowne & Company, Inc.	221,850	24,200	Simpson Manufacturing Company, Inc. *	574,508
35,100	Brady Corporation ‡	1,212,003	37,700	SkyWest, Inc.	476,905
32,000	Briggs & Stratton Corporation *	405,760	35,500	Spherion Corporation #	164,010
16,600	C&D Technologies, Inc. #*	140,436	8,200	Standard Register Company	77,326
5,500	Cascade Corporation *	232,760	8,100	Standex International Corporation	167,994
8,800	CDI Corporation	223,872	21,200	Sykes Enterprises, Inc. #	399,832
17,050	Ceradyne, Inc. #	584,815	22,900	Teledyne Technologies, Inc. #	1,117,291
32,600	CLARCOR, Inc.	1,144,260	38,006	Tetra Tech, Inc. #*	859,696
7,200	Consolidated Graphics, Inc. #	354,744	24,200	Toro Company *	805,134
10,000	Cubic Corporation	222,800	13,700	Tredegar Corporation	201,390
28,900	Curtiss-Wright Corporation *	1,292,986	10,700	Triumph Group, Inc. *	503,970
43,900	EMCOR Group, Inc. #	1,252,467	28,700	TrueBlue, Inc. #	379,127
13,100	EnPro Industries, Inc. #*	489,154	15,100	United Stationers, Inc. #	557,945
19,100	Esterline Technologies Corporation #	940,866	12,200	Universal Forest Products, Inc.	365,512
18,600	Forward Air Corporation *	643,560	11,300	Valmont Industries, Inc.	1,178,477
12,800	G & K Services, Inc.	389,888	13,400	Viad Corporation	345,586
33,900	Gardner Denver, Inc. #	1,925,520	12,400	Vicor Corporation *	123,752
36,900	GenCorp, Inc. #*	264,204	8,700	Volt Information Sciences, Inc. #	103,617
19,400	Gibraltar Industries, Inc.	309,818	19,900	Wabash National Corporation	150,444
17,030	Griffon Corporation #*	149,183	42,900	Waste Connections, Inc. #	1,369,797
27,825	Healthcare Services Group, Inc. *	423,218	16,050	Watsco, Inc. *	670,890
36,648	Heartland Express, Inc. *	546,422	27,600	Watson Wyatt Worldwide, Inc.	1,459,764
11,100	Heidrick & Struggles		19,200	Watts Water Technologies, Inc. *	478,080
	International, Inc. *	306,804	37,700	Woodward Governor Company	1,344,382
24,300	Hub Group, Inc. #	829,359		Total Industrials	52,598,470
15,800	II-VI, Inc. #	551,736
18,000	Insituform Technologies, Inc. #*	274,140	Information Technology (17.0%)
36,200	Interface, Inc.	453,586	16,300	Actel Corporation #	274,655
16,400	Kaman Corporation	373,264	78,100	Adaptec, Inc. #	249,920
17,900	Kaydon Corporation *	920,239	21,300	Advanced Energy Industries, Inc. #	291,810
34,900	Kirby Corporation #	1,675,200	14,700	Agilysys, Inc. *	166,698
37,050	Knight Transportation, Inc. *	678,015	19,600	Anixter International, Inc. #*	1,166,004
34,100	Landstar System, Inc.	1,883,002	10,300	Ansoft Corporation *	374,920
2,700	Lawson Products, Inc.	66,906	50,700	ANSYS, Inc. #‡	2,388,984
36,636	Lennox International, Inc.	1,060,979	79,223	Arris Group, Inc. #*	669,434
7,750	Lindsay Manufacturing Company *	658,518	20,200	ATMI, Inc. #	563,984
10,700	Lydall, Inc. #	134,285	20,313	Avid Technology, Inc. #*	345,118
19,600	MagneTek, Inc. #	82,908	66,200	Axcelis Technologies, Inc. #	323,056
22,400	Mobile Mini, Inc. #*	448,000	8,500	Bankrate, Inc. #*	332,095
27,550	Moog, Inc. #	1,025,962	7,600	Bel Fuse, Inc.	187,796
24,000	Mueller Industries, Inc. *	772,800	43,550	Benchmark Electronics, Inc. #*	711,607
12,700	NCI Building Systems, Inc. #*	466,471	11,300	Black Box Corporation	307,247
18,350	Old Dominion Freight Line, Inc. #*	550,867	28,900	Blackbaud, Inc.	618,460

The accompanying Notes to Financial Statements are an integral part of this schedule.
105

Small Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.1%)	Value	Shares	Common Stock (99.1%)	Value
Information Technology — continued			15,900	Manhattan Associates, Inc. #	$377,307
24,700	Blue Coat Systems, Inc. #	$348,517	12,800	ManTech International Corporation #	615,936
33,200	Brightpoint, Inc. #	242,360	12,100	MAXIMUS, Inc.	421,322
41,007	Brooks Automation, Inc. #	339,128	14,700	Mercury Computer Systems, Inc. #	110,691
15,200	Cabot Microelectronics Corporation #*	503,880	24,500	Methode Electronics, Inc.	256,025
19,500	CACI International, Inc. #	892,515	33,100	Micrel, Inc.	302,865
17,100	Captaris, Inc. #	69,255	52,600	MICROS Systems, Inc. #*	1,603,774
5,800	Catapult Communications Corporation #	41,296	50,800	Microsemi Corporation #*	1,279,144
25,600	Checkpoint Systems, Inc. #	534,528	28,300	MKS Instruments, Inc. #	619,770
34,500	CIBER, Inc. #	214,245	11,300	MTS Systems Corporation *	405,444
27,100	Cognex Corporation	624,655	22,800	NETGEAR, Inc. #	316,008
14,900	Cohu, Inc.	218,732	19,000	Network Equipment
15,700	Comtech Telecommunications			Technologies, Inc. #*	67,450
	Corporation #*	769,300	23,300	Newport Corporation #*	265,387
27,900	Concur Technologies, Inc. #*	927,117	20,500	Novatel Wireless, Inc. #*	228,165
21,700	CSG Systems International, Inc. #	239,134	13,150	Park Electrochemical Corporation	319,676
21,700	CTS Corporation	218,085	13,500	PC TEL, Inc.	129,465
44,625	CyberSource Corporation #	746,576	20,700	Perficient, Inc. #*	199,962
19,600	Cymer, Inc. #*	526,848	16,400	Pericom Semiconductor Corporation #	243,376
21,800	Daktronics, Inc. *	439,706	17,800	Phoenix Technologies, Ltd. #	195,800
19,300	DealerTrack Holdings, Inc. #*	272,323	11,500	Photon Dynamics, Inc. #	173,420
16,600	Digi International, Inc. #	130,310	27,100	Photronics, Inc. #	190,784
20,450	Diodes, Inc. #*	565,238	12,000	Planar Systems, Inc. #*	31,200
16,800	Ditech Networks, Inc. #	36,120	27,400	Plexus Corporation #	758,432
18,300	DSP Group, Inc. #	128,100	26,800	Progress Software Corporation #	685,276
17,500	Electro Scientific Industries, Inc. #	247,975	11,300	Quality Systems, Inc. *	330,864
38,200	Epicor Software Corporation #*	263,962	17,500	Radiant Systems, Inc. #	187,775
20,100	EPIQ Systems, Inc. #*	285,420	14,500	RadiSys Corporation #	131,370
30,100	Exar Corporation #‡	226,954	11,600	Rogers Corporation #	436,044
27,250	FactSet Research Systems, Inc. *	1,535,810	19,700	Rudolph Technologies, Inc. #	151,690
10,800	Faro Technologies, Inc. #	271,836	17,000	ScanSource, Inc. #*	454,920
23,600	FEI Company #	537,608	37,300	Secure Computing Corporation #*	154,422
15,300	Gerber Scientific, Inc. #*	174,114	8,600	SI International, Inc. #	180,084
15,100	Gevity HR, Inc.	81,238	105,400	Skyworks Solutions, Inc. #	1,040,298
60,800	Harmonic, Inc. #	578,208	19,700	Smith Micro Software, Inc. #*	112,290
15,200	Hutchinson Technology, Inc. #*	204,288	17,100	Sonic Solutions, Inc. #*	101,916
57,200	Informatica Corporation #	860,288	11,500	SPSS, Inc. #	418,255
22,200	InfoSpace, Inc. *	184,926	14,700	Standard Microsystems Corporation #	399,105
30,275	Insight Enterprises, Inc. #*	355,126	7,400	StarTek, Inc. #	69,560
14,000	Intevac, Inc. #	157,920	13,300	Stratasys, Inc. #*	245,518
22,100	Itron, Inc. #*	2,173,535	8,300	Supertex, Inc. #*	193,722
28,700	J2 Global Communication, Inc. #	660,100	29,750	Symmetricom, Inc. #	114,240
17,400	JDA Software Group, Inc. #	314,940	14,600	Synaptics, Inc. #*	550,858
8,900	Keithley Instruments, Inc.	84,550	10,900	Synnex Corporation #*	273,481
18,100	Knot, Inc. #*	177,018	49,950	Take-Two Interactive Software, Inc. #*	1,277,222
44,600	Kopin Corporation #	128,002	26,400	Technitrol, Inc.	448,536
34,600	Kulicke and Soffa Industries, Inc. #*	252,234	43,037	THQ, Inc. #*	871,930
14,000	Littelfuse, Inc. #	441,700	8,500	Tollgrade Communications, Inc. #	38,165
11,400	LoJack Corporation #	90,744	27,500	TTM Technologies, Inc. #	363,275

The accompanying Notes to Financial Statements are an integral part of this schedule.
106

Small Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.1%)	Value	Shares	Common Stock (99.1%)	Value
Information Technology — continued			17,700	Texas Industries, Inc. *	$993,501
22,100	Tyler Technologies, Inc.	$299,897	26,900	Tronox, Inc.	81,238
15,100	Ultratech, Inc. #	234,352	31,900	Wausau-Mosinee Paper Corporation	245,949
44,500	United Online, Inc. *	446,335	13,550	Zep, Inc.	201,624
47,975	Varian Semiconductor Equipment			Total Materials	10,695,263
	Associates, Inc. #*	1,670,490
20,600	Veeco Instruments, Inc. #*	331,248	Telecommunications Services (0.2%)
17,100	ViaSat, Inc. #	345,591	57,500	FairPoint Communications, Inc. *	414,575
29,200	Websense, Inc. #	491,728	29,200	General Communication, Inc. #	200,604
25,100	Wright Express Corporation #	622,480		Total Telecommunications
	Total Information Technology	51,072,592		Services	615,179

Materials (3.6%)			Utilities (5.2%)
17,500	A. Schulman, Inc.	403,025	16,733	ALLETE, Inc.	702,786
10,800	A.M. Castle & Company	308,988	11,150	American States Water Company *	389,581
14,400	AMCOL International Corporation *	409,824	58,300	Atmos Energy Corporation	1,607,331
16,100	Arch Chemicals, Inc.	533,715	34,300	Avista Corporation	736,078
13,200	Brush Engineered Materials, Inc. #	322,344	6,700	Central Vermont Public Service
25,300	Buckeye Technologies, Inc. #	214,038		Corporation	129,779
18,900	Century Aluminum Company #*	1,256,661	8,800	CH Energy Group, Inc. *	313,016
13,300	Chesapeake Corporation #*	31,255	38,900	Cleco Corporation *	907,537
6,800	Deltic Timber Corporation *	363,868	28,900	El Paso Electric Company #	572,220
22,300	Georgia Gulf Corporation *	64,670	14,100	Laclede Group, Inc.	569,217
34,200	H.B. Fuller Company	767,448	27,150	New Jersey Resources Corporation	886,448
27,100	Headwaters, Inc. #*	318,967	17,100	Northwest Natural Gas Company *	791,046
7,800	Material Sciences Corporation #	63,180	47,400	Piedmont Natural Gas Company, Inc. *	1,239,984
18,263	Myers Industries, Inc.	148,843	19,200	South Jersey Industries, Inc.	717,312
9,400	Neenah Paper, Inc.	157,074	80,132	Southern Union Company	2,165,167
8,900	NewMarket Corporation *	589,447	28,000	Southwest Gas Corporation	832,440
5,800	Olympic Steel, Inc.	440,336	69,100	UGI Corporation	1,983,861
19,700	OM Group, Inc. #	645,963	16,266	UIL Holdings Corporation *	478,383
27,600	OMNOVA Solutions, Inc. #	76,728	22,200	UniSource Energy Corporation	688,422
7,300	Penford Corporation	108,624		Total Utilities	15,710,608
60,300	PolyOne Corporation #	420,291
6,600	Quaker Chemical Corporation	175,956		Total Common Stock
21,700	Rock-Tenn Company	650,783		(cost $253,081,793)	297,935,948
14,900	RTI International Metals, Inc. #	530,738
10,100	Schweitzer-Mauduit International, Inc.	170,185

The accompanying Notes to Financial Statements are an integral part of this schedule.
107

Small Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (36.7%)	Rate (+)	Date	Value
110,214,763	Thrivent Financial Securities Lending Trust	2.550%	N/A	$110,214,763
	Total Collateral Held for Securities Loaned
	(cost $110,214,763)			110,214,763

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (1.2%)	Rate (+)	Date	Value
$500,000	Federal National Mortgage Association ‡	2.100%	9/17/2008	$497,743
3,066,263	Thrivent Money Market Portfolio	2.400	N/A	3,066,263
	Total Short-Term Investments (at amortized cost)			3,564,006
	Total Investments (cost $366,860,562) 137.0%			$411,714,717
	Other Assets and Liabilities, Net (37.0%)			(111,194,595)
	Total Net Assets 100.0%			$300,520,122

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
Russell 2000 Index Futures	9	September 2008	$3,317,795	$3,112,650	($205,145)
Total Futures					($205,145)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At June 30, 2008, $497,743 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $8,673,013 of investments were earmarked as collateral to cover open financial futures contracts.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$97,672,849
Gross unrealized depreciation	(52,818,694)
Net unrealized appreciation (depreciation)	$44,854,155
Cost for federal income tax purposes	$366,860,562

The accompanying Notes to Financial Statements are an integral part of this schedule.
108

Mid Cap Growth Portfolio II
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (93.2%)	Value	Shares	Common Stock (93.2%)	Value
Consumer Discretionary (14.4%)			10,300	Illumina, Inc. #*	$897,233
33,700	Burger King Holdings, Inc. *	$902,823	1,800	Intuitive Surgical, Inc. #	484,920
2,900	Central European Media		11,200	Myriad Genetics, Inc. #*	509,824
	Enterprises, Ltd. *	262,537	11,900	NuVasive, Inc. #*	531,454
66,700	Coldwater Creek, Inc. #*	352,176	6,200	Shire Pharmaceuticals Group plc ADR *	304,606
31,800	Corinthian Colleges, Inc. #*	369,198	6,100	United Therapeutics Corporation #*	596,275
9,400	DeVry, Inc.	504,028		Total Health Care	5,680,622
14,700	Discovery Holding Company #	322,812
12,900	Goodyear Tire & Rubber Company #	230,007	Industrials (13.9%)
13,300	Jack in the Box, Inc. #	298,053	34,000	AMR Corporation *	174,080
47,000	Leapfrog Enterprises, Inc. #*	391,040	18,800	BE Aerospace, Inc. #	437,852
7,300	Marvel Entertainment, Inc.	234,622	9,300	C.H. Robinson Worldwide, Inc.	510,012
38,700	Quiksilver, Inc. #	380,034	51,400	Evergreen Solar, Inc. #*	498,066
26,900	WMS Industries, Inc. #*	800,813	5,600	Flowserve Corporation	765,520
19,300	Zumiez, Inc. *	319,994	11,100	Foster Wheeler, Ltd. #	811,965
	Total Consumer Discretionary	5,368,137	5,550	Joy Global, Inc.	420,856
			12,560	Monster Worldwide, Inc. #	258,862
Consumer Staples (2.0%)			4,500	Precision Castparts Corporation	433,665
7,800	H.J. Heinz Company	373,230	5,900	Stericycle, Inc. #	305,030
9,000	Longs Drug Stores Corporation	378,990	5,200	Terex Corporation #	267,124
	Total Consumer Staples	752,220	6,300	Textron, Inc.	301,959
				Total Industrials	5,184,991
Energy (10.6%)
6,200	BJ Services Company	198,028	Information Technology (23.3%)
7,500	Cameron International Corporation #	415,125	33,266	Activision, Inc. #	1,133,373
6,100	Diamond Offshore Drilling, Inc. *	848,754	14,846	Adobe Systems, Inc. #*	584,784
8,600	Dril-Quip, Inc. #	541,800	16,600	Akamai Technologies, Inc. #*	577,514
5,000	Forest Oil Corporation #	372,500	14,700	Broadcom Corporation #	401,163
6,600	Sunoco, Inc.	268,554	8,300	Dolby Laboratories, Inc. #	334,490
8,700	Ultra Petroleum Corporation #	854,340	24,300	F5 Networks, Inc. #	690,606
10,400	Willbros Group, Inc. *	455,624	12,800	Hittite Microwave Corporation #	455,936
	Total Energy	3,954,725	34,400	Marvell Technology Group, Ltd. #	607,504
			30,100	Nuance Communications, Inc. #*	471,667
Financials (3.4%)			31,500	NVIDIA Corporation #	589,680
3,500	IntercontinentalExchange, Inc. #	399,000	10,100	Omniture, Inc. #*	187,557
15,500	T. Rowe Price Group, Inc. *	875,285	17,100	Seagate Technology	327,123
	Total Financials	1,274,285	13,300	Synaptics, Inc. #*	501,809
			23,400	Synopsys, Inc. #	559,494
Health Care (15.2%)			5,400	VMware, Inc. #*	290,844
29,900	Affymetrix, Inc. #*	307,671	15,600	Western Union Company	385,632
29,000	Amylin Pharmaceuticals, Inc. #*	736,310	23,700	Xilinx, Inc.	598,425
10,800	Gen-Probe, Inc. #	512,784		Total Information Technology	8,697,601
15,100	Gilead Sciences, Inc. #	799,545

The accompanying Notes to Schedule of Investments are an integral part of this schedule.
109

Mid Cap Growth Portfolio II
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (93.2%)	Value	Shares	Common Stock (93.2%)	Value
Materials (6.3%)			Telecommunications Services (4.1%)
9,500	Celanese Corporation	$433,770	24,000	Clearwire Corporation #*	$311,040
24,200	Pactiv Corporation #	513,766	8,300	NII Holdings, Inc. #	394,167
10,700	Praxair, Inc.	1,008,368	11,800	SBA Communications Corporation #	424,918
9,500	Steel Dynamics, Inc.	371,165	23,800	Time Warner Telecom, Inc. #*	381,514
	Total Materials	2,327,069		Total Telecommunications
				Services	1,511,639

				Total Common Stock
				(cost $33,049,357)	34,751,289

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (20.4%)	Rate (+)	Date	Value
7,619,202	Thrivent Financial Securities Lending Trust	2.550%	N/A	$7,619,202
	Total Collateral Held for Securities Loaned
	(cost $7,619,202)			7,619,202

		Interest	Maturity
Shares	Short-Term Investments (6.6%)	Rate (+)	Date	Value
2,456,859	Thrivent Money Market Portfolio	2.400%	N/A	$2,456,859
	Total Short-Term Investments (at amortized cost)			2,456,859
	Total Investments (cost $43,125,419) 120.2%			$44,827,350
	Other Assets and Liabilities, Net (20.2%)			(7,529,661)
	Total Net Assets 100.0%			$37,297,689

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,857,304
Gross unrealized depreciation	(2,155,373)
Net unrealized appreciation (depreciation)	$1,701,931
Cost for federal income tax purposes	$43,125,419

The accompanying Notes to Schedule of Investments are an integral part of this schedule.
110

Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value
Consumer Discretionary (12.8%)			83,700	Sunoco, Inc. *	$3,405,753
275,900	Burger King Holdings, Inc. *	$7,391,361	70,600	Ultra Petroleum Corporation #	6,932,920
28,000	Central European Media		116,900	Willbros Group, Inc. *	5,121,389
	Enterprises, Ltd. *	2,534,840	49,985	XTO Energy, Inc.	3,424,472
472,800	Coldwater Creek, Inc. #*	2,496,384		Total Energy	66,162,561
409,200	Corinthian Colleges, Inc. #*	4,750,812
110,100	DeVry, Inc.	5,903,562	Financials (5.1%)
210,300	Discovery Holding Company #	4,618,188	3,800	CME Group, Inc. *	1,456,122
89,000	Fossil, Inc. #*	2,587,230	252,500	Hudson City Bancorp, Inc.	4,211,700
33,700	GameStop Corporation	1,361,480	18,500	IntercontinentalExchange, Inc. #	2,109,000
151,100	Gentex Corporation	2,181,884	68,700	Lazard, Ltd. *	2,346,105
160,100	Goodyear Tire & Rubber Company #	2,854,583	159,400	Marshall & Ilsley Corporation *	2,443,602
79,300	Guess ?, Inc.	2,969,785	232,300	New York Community Bancorp, Inc. *	4,144,232
62,900	Hasbro, Inc. *	2,246,788	26,800	Nymex Holdings, Inc.	2,264,064
143,200	International Game Technology	3,577,136	32,300	Principal Financial Group, Inc. *	1,355,631
47,400	ITT Educational Services, Inc. #*	3,916,662	162,400	T. Rowe Price Group, Inc. *	9,170,728
113,100	Jack in the Box, Inc. #	2,534,571		Total Financials	29,501,184
189,300	Leapfrog Enterprises, Inc. #*	1,574,976
58,000	Marvel Entertainment, Inc.	1,864,120	Health Care (16.1%)
335,600	Quiksilver, Inc. #	3,295,592	102,700	Advanced Medical Optics, Inc. #*	1,924,598
110,500	Shuffle Master, Inc. #*	545,870	169,900	Affymetrix, Inc. #	1,748,271
204,600	Texas Roadhouse, Inc. #*	1,835,262	121,200	Alkermes, Inc. #*	1,498,032
70,800	WABCO Holdings, Inc.	3,289,368	114,300	Amylin Pharmaceuticals, Inc. #*	2,902,077
214,700	WMS Industries, Inc. #*	6,391,619	152,700	BioMarin Pharmaceutical, Inc. #*	4,425,246
17,100	Wynn Resorts, Ltd. *	1,391,085	99,900	C.R. Bard, Inc.	8,786,205
128,400	Zumiez, Inc. *	2,128,872	80,100	Cephalon, Inc. #*	5,341,869
	Total Consumer Discretionary	74,242,030	44,100	Express Scripts, Inc. #*	2,765,952
			78,400	Gen-Probe, Inc. #	3,722,432
Consumer Staples (2.4%)			79,500	Genzyme Corporation #	5,725,590
129,100	Coca-Cola Enterprises, Inc.	2,233,430	131,400	Gilead Sciences, Inc. #	6,957,630
54,200	Green Mountain Coffee		153,300	Hologic, Inc. #*	3,341,940
	Roasters, Inc. #*	2,036,294	74,200	Illumina, Inc. #*	6,463,562
133,400	H.J. Heinz Company	6,383,190	14,300	Intuitive Surgical, Inc. #*	3,852,420
76,549	Longs Drug Stores Corporation	3,223,478	72,600	Millipore Corporation #*	4,926,636
	Total Consumer Staples	13,876,392	93,400	Myriad Genetics, Inc. #*	4,251,568
			130,800	NuVasive, Inc. #*	5,841,528
Energy (11.4%)			73,600	Sepracor, Inc. #	1,466,112
105,100	BJ Services Company	3,356,894	76,000	Shire Pharmaceuticals
72,900	Cameron International Corporation #	4,035,015		Group plc ADR *	3,733,880
54,600	Diamond Offshore Drilling, Inc. *	7,597,044	148,700	St. Jude Medical, Inc. #	6,078,856
125,900	Dril-Quip, Inc. #	7,931,700	93,000	Thoratec Corporation	1,617,270
42,800	Forest Oil Corporation #	3,188,600	44,000	United Therapeutics Corporation #*	4,301,000
49,100	National Oilwell Varco, Inc. #	4,356,152	22,900	Waters Corporation #	1,477,050
185,600	Petrohawk Energy Corporation #	8,595,136		Total Health Care	93,149,724
172,600	Southwestern Energy Company #*	8,217,486

The accompanying Notes to Financial Statements are an integral part of this schedule.
111

Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (95.4%)	Value	Shares	Common Stock (95.4%)	Value
Industrials (13.4%)			211,400	NETAPP, Inc. #	$4,578,924
24,300	AGCO Corporation #	$1,273,563	187,000	Nuance Communications, Inc. #*	2,930,290
399,600	AMR Corporation *	2,045,952	297,250	NVIDIA Corporation #	5,564,520
192,100	BE Aerospace, Inc. #	4,474,009	167,600	Omniture, Inc. #*	3,112,332
48,000	Burlington Northern		855,600	RF Micro Devices, Inc. #*	2,481,240
	Santa Fe Corporation	4,794,720	127,600	SanDisk Corporation #	2,386,120
60,000	C.H. Robinson Worldwide, Inc. *	3,290,400	284,100	Seagate Technology	5,434,833
333,700	Evergreen Solar, Inc. #*	3,233,553	110,200	Synaptics, Inc. #*	4,157,846
47,620	Expeditors International of		228,500	Synopsys, Inc. #	5,463,435
	Washington, Inc.	2,047,660	487,600	Tellabs, Inc. #	2,267,340
64,400	Flowserve Corporation	8,803,480	104,300	Tyco Electronics, Ltd.	3,736,026
78,300	Foster Wheeler, Ltd. #	5,727,645	104,900	VeriSign, Inc. #	3,965,220
45,700	FTI Consulting, Inc. #	3,128,622	56,000	VMware, Inc. #*	3,016,160
29,200	Huron Consulting Group, Inc. #*	1,323,928	241,600	Western Union Company	5,972,352
23,700	Jacobs Engineering Group, Inc. #	1,912,590	196,600	Xilinx, Inc.	4,964,150
71,150	Joy Global, Inc.	5,395,304		Total Information Technology	137,454,832
131,500	Monster Worldwide, Inc. #	2,710,215
86,200	Pentair, Inc.	3,018,724	Materials (6.3%)
58,100	Precision Castparts Corporation	5,599,097	37,500	Air Products and Chemicals, Inc.	3,707,250
59,900	Rockwell Collins, Inc.	2,872,804	42,500	Albemarle Corporation	1,696,175
54,200	Roper Industries, Inc. *	3,570,696	18,300	Allegheny Technologies, Inc.	1,084,824
98,900	Stericycle, Inc. #	5,113,130	123,800	Bemis Company, Inc.	2,775,596
82,400	Terex Corporation #	4,232,888	115,300	Celanese Corporation	5,264,598
59,400	Textron, Inc.	2,847,042	226,800	Pactiv Corporation #	4,814,964
	Total Industrials	77,416,022	107,400	Praxair, Inc.	10,121,376
			125,800	Rockwood Holdings, Inc. #	4,377,840
Information Technology (23.7%)			47,300	Steel Dynamics, Inc.	1,848,011
371,566	Activision, Inc. #	12,659,254	63,800	Titanium Metals Corporation *	892,562
200,564	Adobe Systems, Inc. #*	7,900,216		Total Materials	36,583,196
159,400	Akamai Technologies, Inc. #*	5,545,526
245,500	Broadcom Corporation #	6,699,695	Telecommunications Services (4.2%)
59,000	Dolby Laboratories, Inc. #	2,377,700	116,742	American Tower Corporation #*	4,932,350
101,200	Electronic Arts, Inc. #	4,496,316	148,800	Clearwire Corporation #*	1,928,448
275,100	F5 Networks, Inc. #*	7,818,342	132,200	NII Holdings, Inc. #	6,278,178
89,100	FormFactor, Inc. #	1,642,113	177,200	SBA Communications Corporation #*	6,380,972
105,200	Hewitt Associates, Inc. #	4,032,316	313,000	Time Warner Telecom, Inc. #*	5,017,390
76,000	Hittite Microwave Corporation #	2,707,120		Total Telecommunications
179,600	Intersil Corporation	4,367,872		Services	24,537,338
353,600	Lawson Software, Inc. #*	2,570,672
524,900	Marvell Technology Group, Ltd. #	9,269,734		Total Common Stock
91,000	Maxim Integrated Products, Inc.	1,924,650		(cost $539,198,293)	552,923,279
139,800	Molex, Inc.	3,412,518

The accompanying Notes to Financial Statements are an integral part of this schedule.
112

Mid Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (30.0%)	Rate (+)	Date	Value
173,641,169	Thrivent Financial Securities Lending Trust	2.550%	N/A	$173,641,169
	Total Collateral Held for Securities Loaned
	(cost $173,641,169)			173,641,169

		Interest	Maturity
Shares	Short-Term Investments (3.8%)	Rate (+)	Date	Value
21,946,850	Thrivent Money Market Portfolio	2.400%	N/A	$21,946,850
	Total Short-Term Investments (at amortized cost)			21,946,850
	Total Investments (cost $734,786,312) 129.2%			$748,511,298
	Other Assets and Liabilities, Net (29.2%)			(169,303,704)
	Total Net Assets 100.0%			$579,207,594

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$87,618,685
Gross unrealized depreciation	(73,893,699)
Net unrealized appreciation (depreciation)	$13,724,986
Cost for federal income tax purposes	$734,786,312

The accompanying Notes to Financial Statements are an integral part of this schedule.
113

Partner Mid Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (94.8%)	Value	Shares	Common Stock (94.8%)	Value
Consumer Discretionary (10.5%)			11,881	W-H Energy Services, Inc. #	$1,137,487
14,745	BorgWarner, Inc.	$654,383	15,939	Whiting Petroleum Corporation #	1,690,809
57,514	Cablevision Systems New York Group	1,299,816		Total Energy	16,290,630
182,598	Charter Communications, Inc. #*	191,728
33,687	DISH Network Corporation #	986,355	Financials (20.8%)
30,729	Fortune Brands, Inc. *	1,917,797	95,473	Annaly Capital Management, Inc.	1,480,786
56,856	H&R Block, Inc. *	1,216,718	34,245	Apartment Investment &
10,955	J.C. Penney Company, Inc.			Management Company *	1,166,385
	(Holding Company)	397,557	12,538	Assurant, Inc.	827,006
24,848	Johnson Controls, Inc.	712,641	10,352	Camden Property Trust	458,180
9,695	M.D.C. Holdings, Inc.	378,687	34,886	CIT Group, Inc. *	237,574
28,585	Mattel, Inc.	489,375	15,282	Comerica, Inc.	391,678
61,540	Newell Rubbermaid, Inc.	1,033,257	19,292	Commerce Bancshares, Inc.	765,121
8,709	Nordstrom, Inc.	263,883	37,941	DCT Industrial Trust, Inc.	314,151
822	NVR, Inc. #	411,066	15,167	Everest Re Group, Ltd.	1,208,962
16,153	Ross Stores, Inc.	573,755	45,518	Genworth Financial, Inc.	810,676
11,733	Tenneco, Inc.	158,747	47,539	Hudson City Bancorp, Inc.	792,951
25,840	TJX Companies, Inc.	813,185	29,907	Huntington Bancshares, Inc. *	172,563
	Total Consumer Discretionary	11,498,950	43,780	Invesco, Ltd.	1,049,844
			12,867	KeyCorp	141,280
Consumer Staples (6.5%)			7,822	Lazard, Ltd. *	267,121
14,954	Campbell Soup Company	500,361	27,593	Legg Mason, Inc.	1,202,227
29,348	Clorox Company	1,531,966	13,310	Lincoln National Corporation	603,209
18,125	Coca-Cola Enterprises, Inc.	313,562	11,371	M&T Bank Corporation *	802,110
42,889	ConAgra Foods, Inc.	826,900	15,151	Northern Trust Corporation	1,038,904
3,451	Energizer Holdings, Inc. #	252,234	12,176	PartnerRe, Ltd.	841,727
9,695	General Mills, Inc.	589,165	19,467	Pennsylvania Real Estate
10,628	Herbalife, Ltd. *	411,835		Investment Trust *	450,466
5,357	Loews Corporation — Carolina Group	370,490	18,892	Philadelphia Consolidated Holding
6,244	Reynolds American, Inc.	291,407		Corporation #	641,761
21,561	Safeway, Inc. *	615,567	10,188	Principal Financial Group, Inc. *	427,590
46,602	SUPERVALU, Inc.	1,439,536	8,808	RenaissanceRe Holdings, Ltd.	393,453
	Total Consumer Staples	7,143,023	39,274	SLM Corporation #	759,952
			61,293	Synovus Financial Corporation *	535,088
Energy (14.9%)			8,859	Torchmark Corporation	519,580
31,550	Denbury Resources, Inc. #	1,151,575	35,215	UnumProvident Corporation	720,147
18,076	Dril-Quip, Inc. #	1,138,788	15,372	Vornado Realty Trust	1,352,736
14,490	EOG Resources, Inc.	1,901,088	31,228	W.R. Berkley Corporation	754,468
42,197	EXCO Resources, Inc. #	1,557,491	22,627	Webster Financial Corporation	420,862
16,982	Hess Corporation	2,142,959	30,551	Willis Group Holdings, Ltd.	958,385
16,530	Newfield Exploration Company #	1,078,582	9,695	XL Capital, Ltd.	199,329
5,745	Petroleum Development Corporation #	381,985		Total Financials	22,706,272
42,727	Range Resources Corporation	2,800,328
15,751	Smith International, Inc.	1,309,538

The accompanying Notes to Financial Statements are an integral part of this schedule.
114

Partner Mid Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (94.8%)	Value	Shares	Common Stock (94.8%)	Value
Health Care (4.6%)			92,069	Seagate Technology	$1,761,280
5,160	Coventry Health Care, Inc. #*	$156,967	1,590	Tessera Technologies, Inc. #	26,028
14,031	Edwards Lifesciences Corporation #	870,483		Total Information Technology	8,539,793
5,505	Health Net, Inc. #	132,450
38,090	IMS Health, Inc.	887,497	Materials (6.1%)
20,590	Kinetic Concepts, Inc. #*	821,747	39,208	Albemarle Corporation	1,564,791
19,719	Laboratory Corporation of America		21,691	Celanese Corporation	990,411
	Holdings #*	1,373,034	7,387	CF Industries Holdings, Inc.	1,128,734
30,104	PerkinElmer, Inc.	838,396	16,086	United States Steel Corporation	2,972,371
	Total Health Care	5,080,574		Total Materials	6,656,307

Industrials (7.0%)			Telecommunications Services (1.6%)
5,291	Alliant Techsystems, Inc. #*	537,989	37,236	Embarq Corporation	1,760,146
119,771	Allied Waste Industries, Inc. #	1,511,510		Total Telecommunications
6,158	Chicago Bridge and Iron Company	245,212		Services	1,760,146
12,231	Cooper Industries, Ltd.	483,124
9,884	Eaton Corporation	839,843	Utilities (15.0%)
10,681	General Cable Corporation	649,939	24,024	American Electric Power Company, Inc.	966,486
5,780	Ingersoll-Rand Company	216,345	20,475	CMS Energy Corporation *	305,078
10,845	KBR, Inc.	378,599	5,002	Constellation Energy Group, Inc.	410,664
6,195	Landstar System, Inc.	342,088	66,732	DPL, Inc. *	1,760,390
8,989	Lennox International, Inc.	260,321	34,968	Edison International, Inc.	1,796,656
19,226	Monster Worldwide, Inc. #	396,248	20,617	Entergy Corporation	2,483,936
12,191	Parker-Hannifin Corporation	869,462	22,677	Equitable Resources, Inc.	1,566,074
5,390	Rockwell Collins, Inc.	258,504	21,543	FirstEnergy Corporation	1,773,635
9,136	Ryder System, Inc. *	629,288	30,499	PG&E Corporation	1,210,505
	Total Industrials	7,618,472	57,103	PPL Corporation	2,984,777
			10,149	Sempra Energy	572,911
Information Technology (7.8%)			11,891	Wisconsin Energy Corporation	537,711
22,920	Activision, Inc. #	780,884		Total Utilities	16,368,823
50,876	Amphenol Corporation	2,283,315
11,503	Autodesk, Inc. #	388,916		Total Common Stock
30,729	CommScope, Inc. #	1,621,569		(cost $102,872,834)	103,662,990
63,194	Iron Mountain, Inc.	1,677,801

The accompanying Notes to Financial Statements are an integral part of this schedule.
115

Partner Mid Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (9.6%)	Rate (+)	Date	Value
10,489,971	Thrivent Financial Securities Lending Trust	2.550%	N/A	$10,489,971
	Total Collateral Held for Securities Loaned
	(cost $10,489,971)			10,489,971

		Interest	Maturity
Shares	Short-Term Investments (4.2%)	Rate (+)	Date	Value
4,580,130	Thrivent Money Market Portfolio	2.400%	N/A	$4,580,130
	Total Short-Term Investments (at amortized cost)			4,580,130
	Total Investments (cost $117,942,935) 108.6%			$118,733,091
	Other Assets and Liabilities, Net (8.6%)			(9,427,220)
	Total Net Assets 100.0%			$109,305,871

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$11,456,589
Gross unrealized depreciation	(10,666,433)
Net unrealized appreciation (depreciation)	$790,156
Cost for federal income tax purposes	$117,942,935

The accompanying Notes to Financial Statements are an integral part of this schedule.
116

Mid Cap Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value
Consumer Discretionary (5.0%)			374,200	HCC Insurance Holdings, Inc.	$7,910,588
68,400	Advance Auto Parts, Inc.	$2,655,972	122,100	Marshall & Ilsley Corporation *	1,871,793
83,100	Burger King Holdings, Inc. *	2,226,249	557,200	New York Community Bancorp, Inc. *	9,940,448
126,600	Fossil, Inc. #	3,680,262	46,300	PartnerRe, Ltd.	3,200,719
73,800	Guess ?, Inc.	2,763,810	68,200	Philadelphia Consolidated Holding
33,800	Kohl’s Corporation #*	1,353,352		Corporation #	2,316,754
110,200	Scientific Games Corporation #	3,264,124	37,800	Protective Life Corporation	1,438,290
71,600	TJX Companies, Inc. *	2,253,252	178,100	Raymond James Financial, Inc. *	4,700,059
75,800	Warnaco Group, Inc. #	3,340,506	74,100	Rayonier, Inc. REIT *	3,146,286
42,700	WMS Industries, Inc. #	1,271,179	346,600	U-Store-It Trust	4,141,870
	Total Consumer Discretionary	22,808,706	175,100	W.R. Berkley Corporation	4,230,416
			42,900	Westamerica Bancorporation *	2,256,111
Consumer Staples (8.1%)			63,900	Zions Bancorporation *	2,012,211
61,600	Energizer Holdings, Inc. #	4,502,344		Total Financials	58,804,965
189,800	Flowers Foods, Inc.	5,378,932
337,600	H.J. Heinz Company	16,154,160	Health Care (8.1%)
94,900	Kellogg Company	4,557,098	58,100	AmerisourceBergen Corporation	2,323,419
261,700	TreeHouse Foods, Inc. #	6,348,842	114,000	Applera Corporation (Celera Group) #	1,295,040
	Total Consumer Staples	36,941,376	44,800	Beckman Coulter, Inc.	3,025,344
			50,200	BioMarin Pharmaceutical, Inc. #*	1,454,796
Energy (18.0%)			53,900	C.R. Bard, Inc.	4,740,505
51,600	Baker Hughes, Inc.	4,506,744	151,400	Community Health Systems, Inc. #	4,993,172
64,500	Cameron International Corporation #	3,570,075	52,000	Coventry Health Care, Inc. #*	1,581,840
36,200	Diamond Offshore Drilling, Inc.	5,036,868	30,900	DaVita, Inc. #	1,641,717
117,300	Dril-Quip, Inc. #	7,389,900	116,300	Sepracor, Inc. #	2,316,696
390,500	Global Industries, Ltd. #	7,001,665	40,100	Shire Pharmaceuticals Group plc ADR *	1,970,113
123,000	National Oilwell Varco, Inc. #	10,912,560	68,700	STERIS Corporation	1,975,812
56,400	Noble Corporation	3,663,744	17,000	United Therapeutics Corporation #*	1,661,750
18,600	Oceaneering International, Inc. #	1,433,130	98,700	Varian Medical Systems, Inc. #	5,117,595
28,600	Overseas Shipholding Group, Inc.	2,274,272	74,900	Vertex Pharmaceuticals, Inc. #	2,506,903
64,400	Smith International, Inc.	5,354,216		Total Health Care	36,604,702
77,800	TETRA Technologies, Inc. #	1,844,638
57,400	Transocean, Inc. #	8,747,186	Industrials (8.3%)
234,700	Weatherford International, Ltd. #	11,638,773	50,200	Avery Dennison Corporation	2,205,286
184,600	Willbros Group, Inc. *	8,087,326	42,100	C.H. Robinson Worldwide, Inc. *	2,308,764
	Total Energy	81,461,097	39,400	FTI Consulting, Inc. #	2,697,324
			152,100	Hub Group, Inc. #	5,191,173
Financials (13.0%)			250,600	Masco Corporation	3,941,938
87,620	Commerce Bancshares, Inc.	3,475,009	73,700	McDermott International, Inc. #	4,561,293
61,700	Cousins Properties, Inc. *	1,425,270	148,400	Roper Industries, Inc. *	9,776,592
43,400	Cullen/Frost Bankers, Inc.	2,163,490	132,900	Stericycle, Inc. #	6,870,930
29,600	Eaton Vance Corporation	1,176,896		Total Industrials	37,553,300
35,500	Endurance Specialty Holdings, Ltd.	1,093,045
112,200	Equity One, Inc. *	2,305,710

The accompanying Notes to Financial Statements are an integral part of this schedule.
117

Mid Cap Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (95.7%)	Value	Shares	Common Stock (95.7%)	Value
Information Technology (16.8%)			Materials (13.7%)
91,100	Activision, Inc. #	$3,103,777	336,505	Ball Corporation	$16,064,749
135,100	ASML Holding NV ADR	3,296,440	331,400	Crown Holdings, Inc. #	8,613,086
1,048,000	Atmel Corporation #	3,647,040	41,400	Freeport-McMoRan
100,500	Check Point Software			Copper & Gold, Inc.	4,851,666
	Technologies, Ltd.	2,378,835	108,500	Owens-Illinois, Inc. #	4,523,365
1,047,800	Compuware Corporation #	9,996,012	62,700	Packaging Corporation of America	1,348,677
76,800	Electronic Arts, Inc. #	3,412,224	330,597	Pactiv Corporation #	7,018,574
139,000	F5 Networks, Inc. #*	3,950,380	389,600	Silgan Holdings, Inc.	19,768,304
167,400	Fair Isaac Corporation *	3,476,898		Total Materials	62,188,421
187,000	FormFactor, Inc. #	3,446,410
231,900	Foundry Networks, Inc. *	2,741,058	Telecommunications Services (0.9%)
140,100	Intersil Corporation	3,407,232	530,500	Cincinnati Bell, Inc. #*	2,111,390
47,700	Lam Research Corporation #	1,724,355	45,900	Embarq Corporation	2,169,693
76,800	Logitech International SA #*	2,058,240		Total Telecommunications
76,900	McAfee, Inc. #	2,616,907		Services	4,281,083
75,800	Paychex, Inc.	2,371,024
580,600	PMC-Sierra, Inc. *	4,441,590	Utilities (3.8%)
177,400	Polycom, Inc. #*	4,321,464	30,300	Energen Corporation	2,364,309
182,800	Quest Software, Inc.	2,707,268	84,600	Equitable Resources, Inc.	5,842,476
110,000	Synopsys, Inc. #	2,630,100	48,400	National Fuel Gas Company	2,878,832
426,400	Teradyne, Inc. #	4,720,248	84,600	Questar Corporation	6,009,984
97,500	Xilinx, Inc.	2,461,875		Total Utilities	17,095,601
99,600	Zebra Technologies Corporation #	3,250,944
	Total Information Technology	76,160,321
				Total Common Stock
				(cost $444,926,487)	433,899,572

The accompanying Notes to Financial Statements are an integral part of this schedule.
118

Mid Cap Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (15.3%)	Rate (+)	Date	Value
69,515,205	Thrivent Financial Securities Lending Trust	2.550%	N/A	$69,515,205
	Total Collateral Held for Securities Loaned
	(cost $69,515,205)			69,515,205

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (8.8%)	Rate (+)	Date	Value
$7,475,000	Alcon Capital Corporation	2.510%	7/1/2008	$7,475,000
9,000,000	Barton Capital Corporation	2.850	7/1/2008	9,000,000
2,935,000	BP Capital Markets plc	2.560	7/1/2008	2,935,000
20,646,954	Thrivent Money Market Portfolio	2.400	N/A	20,646,954
	Total Short-Term Investments (at amortized cost)			40,056,954
	Total Investments (cost $554,498,646) 119.8%			$543,471,731
	Other Assets and Liabilities, Net (19.8%)			(89,710,774)
	Total Net Assets 100.0%			$453,760,957

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank REIT — Real Estate Investment Trust, is a company that buys, develops, manages, and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$14,473,173
Gross unrealized depreciation	(25,500,088)
Net unrealized appreciation (depreciation)	($11,026,915)
Cost for federal income tax purposes	$554,498,646

The accompanying Notes to Financial Statements are an integral part of this schedule.
119

Mid Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (98.4%)	Value	Shares	Common Stock (98.4%)	Value
Consumer Discretionary (11.5%)			3,700	Matthews International Corporation	$167,462
5,533	99 Cents Only Stores #	$36,518	2,700	Media General, Inc. *	32,265
11,300	Advance Auto Parts, Inc.	438,779	3,860	Modine Manufacturing Company	47,748
7,900	Aeropostale, Inc. #*	247,507	6,570	Mohawk Industries, Inc. #*	421,137
24,380	American Eagle Outfitters, Inc.	332,299	5,300	Netflix, Inc. #	138,171
5,800	American Greetings Corporation	71,572	600	NVR, Inc. #	300,048
6,950	AnnTaylor Stores Corporation #	166,522	13,700	O’Reilly Automotive, Inc. #	306,195
8,730	ArvinMeritor, Inc. *	108,950	8,200	Pacific Sunwear of California, Inc. #	69,946
5,370	Barnes & Noble, Inc. *	133,391	15,100	PETsMART, Inc.	301,245
10,410	Belo Corporation	76,097	6,100	Phillips-Van Heusen Corporation	223,382
2,830	Blyth, Inc.	34,045	5,100	Regis Corporation	134,385
3,710	Bob Evans Farms, Inc.	106,106	7,900	Rent-A-Center, Inc. #	162,503
7,200	Borders Group, Inc. *	43,200	15,760	Ross Stores, Inc.	559,795
13,720	BorgWarner, Inc.	608,894	5,000	Ryland Group, Inc. *	109,050
6,700	Boyd Gaming Corporation *	84,152	17,050	Saks, Inc. #*	187,209
11,955	Brinker International, Inc.	225,950	3,110	Scholastic Corporation #	89,133
7,860	Callaway Golf Company	92,984	7,700	Scientific Games Corporation #*	228,074
10,600	Career Education Corporation #*	154,866	30,900	Service Corporation International	304,674
25,900	CarMax, Inc. #*	367,521	8,020	Sotheby’s Holdings, Inc. *	211,487
2,600	CBRL Group, Inc.	63,726	1,700	Strayer Education, Inc.	355,419
13,400	Charming Shoppes, Inc. #*	61,506	4,100	Thor Industries, Inc. *	87,166
7,900	Cheesecake Factory, Inc. #*	125,689	5,700	Timberland Company #	93,195
20,900	Chico’s FAS, Inc. #	112,233	15,200	Toll Brothers, Inc. #*	284,696
3,900	Chipotle Mexican Grill, Inc. #*	322,218	7,300	Tupperware Corporation	249,806
7,100	Coldwater Creek, Inc. #*	37,488	4,300	Under Armour, Inc. #*	110,252
7,600	Collective Brands, Inc. #*	88,388	13,500	Urban Outfitters, Inc. #	421,065
10,100	Corinthian Colleges, Inc. #	117,261	5,680	Valassis Communications, Inc. #*	71,114
7,120	DeVry, Inc.	381,774	5,400	Warnaco Group, Inc. #	237,978
9,900	Dick’s Sporting Goods, Inc. #*	175,626	10,380	Williams-Sonoma, Inc. *	205,939
10,660	Dollar Tree, Inc. #	348,475		Total Consumer Discretionary	14,559,715
9,400	DreamWorks Animation SKG, Inc. #	280,214
3,200	Entercom Communications Corporation	22,464	Consumer Staples (3.0%)
18,300	Foot Locker, Inc.	227,835	10,300	Alberto-Culver Company *	270,581
5,740	Furniture Brands International, Inc. *	76,686	7,140	BJ’s Wholesale Club, Inc. #	276,318
16,920	Gentex Corporation	244,325	7,910	Church & Dwight Company, Inc.	445,728
5,700	Getty Images, Inc. #	193,401	8,800	Corn Products International, Inc.	432,168
6,500	Guess ?, Inc.	243,425	6,850	Energizer Holdings, Inc. #	500,666
11,100	Hanesbrands, Inc. #	301,254	7,200	Hansen Natural Corporation #*	207,504
5,100	Harte-Hanks, Inc.	58,395	8,530	Hormel Foods Corporation	295,223
5,400	Hovnanian Enterprises, Inc. #	29,592	6,576	J.M. Smucker Company	267,249
3,570	International Speedway Corporation	139,337	2,440	Lancaster Colony Corporation	73,883
3,400	ITT Educational Services, Inc. #*	280,942	6,100	NBTY, Inc.	195,566
5,300	John Wiley and Sons, Inc.	238,659	6,910	PepsiAmericas, Inc.	136,680
9,200	Lamar Advertising Company *	331,476	4,410	Ruddick Corporation	151,307
9,200	Lear Corporation *	130,456	13,900	Smithfield Foods, Inc. #*	276,332
4,590	Lee Enterprises, Inc. *	18,314	3,241	Tootsie Roll Industries, Inc. *	81,446
4,000	Life Time Fitness, Inc. #*	118,200	3,240	Universal Corporation	146,513
4,200	M.D.C. Holdings, Inc.	164,052		Total Consumer Staples	3,757,164
5,800	Marvel Entertainment, Inc. *	186,412

The accompanying Notes to Financial Statements are an integral part of this schedule.
120

Mid Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (98.4%)	Value	Shares	Common Stock (98.4%)	Value
Energy (10.8%)			11,000	First American Corporation	$290,400
17,100	Arch Coal, Inc. *	$1,283,015	13,000	First Niagara Financial Group, Inc.	167,180
4,000	Bill Barrett Corporation	237,640	9,580	FirstMerit Corporation	156,250
9,800	Cimarex Energy Company	682,766	6,070	Hanover Insurance Group, Inc.	257,975
29,100	Denbury Resources, Inc. #	1,062,150	13,050	HCC Insurance Holdings, Inc.	275,877
6,300	Encore Acquisition Company #	473,697	10,600	Health Care REIT, Inc. *	471,700
7,778	Exterran Holdings, Inc. #	556,049	6,800	Highwoods Properties, Inc.	213,656
15,200	FMC Technologies, Inc. #*	1,169,336	4,860	Horace Mann Educators Corporation	68,137
10,500	Forest Oil Corporation #	782,250	11,100	Hospitality Properties Trust	271,506
12,300	Frontier Oil Corporation	294,093	14,100	Jefferies Group, Inc. *	237,162
12,380	Helmerich & Payne, Inc.	891,608	3,800	Jones Lang LaSalle, Inc.	228,722
15,600	Newfield Exploration Company #	1,017,900	11,000	Liberty Property Trust	364,650
3,200	Overseas Shipholding Group, Inc. *	254,464	8,900	Macerich Company	552,957
18,300	Patterson-UTI Energy, Inc.	659,532	7,800	Mack-Cali Realty Corporation	266,526
14,200	Pioneer Natural Resources Company	1,111,576	4,200	Mercury General Corporation	196,224
12,739	Plains Exploration & Production		11,400	Nationwide Health Properties, Inc. *	358,986
	Company #*	929,565	40,411	New York Community Bancorp, Inc. *	720,932
19,920	Pride International, Inc. #	942,017	27,350	Old Republic International Corporation	323,824
12,200	Quicksilver Resources, Inc. #*	471,408	2,900	PacWest Bancorp	43,152
9,600	Superior Energy Services, Inc. #	529,344	9,580	PMI Group, Inc. *	18,681
6,100	Tidewater, Inc. *	396,683	4,707	Potlatch Corporation	212,380
	Total Energy	13,745,093	8,270	Protective Life Corporation	314,674
			9,520	Radian Group, Inc. *	13,804
Financials (14.5%)			11,225	Raymond James Financial, Inc. *	296,228
4,900	Affiliated Managers Group, Inc. #	441,294	9,308	Rayonier, Inc. REIT *	395,218
3,800	Alexandria Real Estate Equities, Inc. *	369,892	12,000	Realty Income Corporation *	273,120
11,600	AMB Property Corporation ‡	584,408	8,300	Regency Centers Corporation	490,696
8,435	American Financial Group, Inc.	225,636	14,840	SEI Investments Company	349,037
13,690	AmeriCredit Corporation #*	118,008	5,800	StanCorp Financial Group, Inc.	272,368
16,900	Apollo Investment Corporation *	242,177	3,830	SVB Financial Group #*	184,261
11,000	Arthur J. Gallagher & Company	265,100	39,100	Synovus Financial Corporation *	341,343
15,093	Associated Banc-Corp *	291,144	12,920	TCF Financial Corporation *	155,428
9,670	Astoria Financial Corporation	194,174	15,200	UDR, Inc. *	340,176
5,700	Bank of Hawaii Corporation *	272,460	5,900	Unitrin, Inc.	162,663
6,000	BRE Properties, Inc. *	259,680	17,575	W.R. Berkley Corporation	424,612
13,500	Brown & Brown, Inc.	234,765	10,240	Waddell & Reed Financial, Inc.	358,502
6,300	Camden Property Trust	278,838	10,427	Washington Federal, Inc.	188,729
5,900	Cathay General Bancorp *	64,133	6,230	Webster Financial Corporation	115,878
4,720	City National Corporation	198,570	8,900	Weingarten Realty Investors *	269,848
23,900	Colonial BancGroup, Inc. *	105,638	3,420	Westamerica Bancorporation *	179,858
7,400	Commerce Bancshares, Inc.	293,484	7,980	Wilmington Trust Corporation	210,991
4,400	Cousins Properties, Inc. *	101,640		Total Financials	18,334,587
7,000	Cullen/Frost Bankers, Inc.	348,950
17,400	Duke Realty Corporation *	390,630	Health Care (10.1%)
13,700	Eaton Vance Corporation	544,712	7,206	Advanced Medical Optics, Inc. #*	135,040
4,400	Equity One, Inc. *	90,420	8,200	Affymetrix, Inc. #	84,378
7,310	Everest Re Group, Ltd.	582,680	5,170	Apria Healthcare Group, Inc. #	100,246
7,000	Federal Realty Investment Trust *	483,000	7,430	Beckman Coulter, Inc.	501,748
25,305	Fidelity National Financial, Inc.	318,843	8,000	Cephalon, Inc. #*	533,520

The accompanying Notes to Financial Statements are an integral part of this schedule.
121

Mid Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (98.4%)	Value	Shares	Common Stock (98.4%)	Value
Health Care — continued			5,660	Brink’s Company	$370,277
7,900	Cerner Corporation #*	$356,922	7,240	Carlisle Companies, Inc.	209,960
8,100	Charles River Laboratories		8,086	ChoicePoint, Inc. #	389,745
	International, Inc. #	517,752	5,430	Con-way, Inc.	256,622
11,400	Community Health Systems, Inc. #	375,972	8,100	Copart, Inc. #	346,842
7,410	Covance, Inc. #*	637,408	4,000	Corporate Executive Board Company	168,200
17,680	Dentsply International, Inc.	650,624	14,800	Corrections Corporation of America #	406,556
6,520	Edwards Lifesciences Corporation #	404,501	6,000	Crane Company	231,180
14,200	Endo Pharmaceutical Holdings, Inc. #	343,498	6,100	Deluxe Corporation	108,702
6,400	Gen-Probe, Inc. #	303,872	8,300	Donaldson Company, Inc.	370,512
28,800	Health Management Associates, Inc. #	187,488	4,900	DRS Technologies, Inc.	385,728
12,680	Health Net, Inc. #	305,081	6,620	Dun & Bradstreet Corporation	580,177
10,700	Henry Schein, Inc. #	551,799	4,770	Dycom Industries, Inc. #	69,260
7,350	Hill-Rom Holdings, Inc.	198,303	14,860	Fastenal Company *	641,358
30,300	Hologic, Inc. #*	660,540	5,700	Federal Signal Corporation	68,400
10,600	Invitrogen Corporation #*	416,156	6,830	Flowserve Corporation	933,661
3,600	Kindred Healthcare, Inc.	103,536	5,420	GATX Corporation	240,269
6,400	Kinetic Concepts, Inc. #*	255,424	7,200	Graco, Inc.	274,104
6,400	LifePoint Hospitals, Inc. #	181,120	3,760	Granite Construction, Inc.	118,553
8,720	Lincare Holdings, Inc. #	247,648	10,000	Harsco Corporation	544,100
6,700	Medicis Pharmaceutical Corporation	139,226	6,690	Herman Miller, Inc.	166,514
14,420	Omnicare, Inc.	378,092	5,230	HNI Corporation *	92,362
4,100	Par Pharmaceutical Companies, Inc. #*	66,543	6,630	Hubbell, Inc.	264,338
14,160	PDL BioPharma, Inc.	150,379	9,800	IDEX Corporation	361,032
9,250	Perrigo Company	293,872	10,240	JB Hunt Transport Services, Inc. *	340,787
12,500	Pharmaceutical Product		21,675	JetBlue Airways Corporation #*	80,848
	Development, Inc.	536,250	12,850	Joy Global, Inc.	974,416
6,600	Psychiatric Solutions, Inc. #*	249,744	9,200	Kansas City Southern, Inc.	404,708
9,200	ResMed, Inc. #	328,808	20,100	KBR, Inc.	701,691
12,750	Sepracor, Inc. #	253,980	2,620	Kelly Services, Inc.	50,645
6,900	STERIS Corporation	198,444	9,140	Kennametal, Inc.	297,507
4,600	Techne Corporation #	355,994	5,540	Korn/Ferry International #	87,144
6,000	Universal Health Services, Inc.	379,320	5,100	Lincoln Electric Holdings, Inc.	401,370
10,610	Valeant Pharmaceuticals		9,370	Manpower, Inc.	545,709
	International #*	181,537	3,500	Mine Safety Appliances Company *	139,965
3,500	Varian, Inc. #	178,710	11,160	MPS Group, Inc. #	118,631
10,000	VCA Antech, Inc. #	277,800	5,400	MSC Industrial Direct Company, Inc.	238,194
16,620	Vertex Pharmaceuticals, Inc. #	556,271	5,400	Navigant Consulting, Inc. #	105,624
4,900	Wellcare Health Plans, Inc. #	177,135	3,990	Nordson Corporation	290,831
	Total Health Care	12,754,681	8,800	Oshkosh Corporation	182,072
			11,760	Pentair, Inc.	411,835
Industrials (16.9%)			20,410	Quanta Services, Inc. #*	679,041
10,830	AGCO Corporation #*	567,600	18,500	Republic Services, Inc.	549,450
13,600	AirTran Holdings, Inc. #*	27,744	5,048	Rollins, Inc.	74,811
4,340	Alaska Air Group, Inc. #*	66,576	10,600	Roper Industries, Inc. *	698,328
4,860	Alexander & Baldwin, Inc.	221,373	9,800	Shaw Group, Inc. #	605,542
3,900	Alliant Techsystems, Inc. #*	396,552	6,360	SPX Corporation	837,803
12,670	AMETEK, Inc.	598,277	10,200	Stericycle, Inc. #	527,340
12,020	Avis Budget Group, Inc. #	100,607	4,740	Teleflex, Inc.	263,497
11,000	BE Aerospace, Inc. #	256,190	6,100	Thomas & Betts Corporation #	230,885

The accompanying Notes to Financial Statements are an integral part of this schedule.
122

Mid Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (98.4%)	Value	Shares	Common Stock (98.4%)	Value
Industrials — continued			9,840	Macrovision Solutions Corporation #	$147,206
11,400	Timken Company	$375,516	19,120	McAfee, Inc. #	650,654
9,595	Trinity Industries, Inc. *	332,851	10,770	Mentor Graphics Corporation #*	170,166
9,020	United Rentals, Inc. #*	176,882	10,600	Metavante Technologies, Inc. #	239,772
10,000	URS Corporation	419,700	6,675	National Instruments Corporation	189,370
5,700	Wabtec Corporation	277,134	19,800	NCR Corporation	498,960
5,300	Werner Enterprises, Inc. *	98,474	9,200	NeuStar, Inc. #*	198,352
6,800	YRC Worldwide, Inc. #*	101,116	12,700	Palm, Inc. *	68,453
	Total Industrials	21,453,718	13,600	Parametric Technology Corporation #	226,712
			5,840	Plantronics, Inc.	130,349
Information Technology (14.4%)			10,420	Polycom, Inc. #	253,831
47,800	3Com Corporation #	101,336	31,040	RF Micro Devices, Inc. #*	90,016
4,120	ACI Worldwide, Inc. #*	72,471	7,290	Semtech Corporation #	102,570
35,188	Activision, Inc. #‡	1,198,855	5,800	Silicon Laboratories, Inc. #	209,322
8,090	Acxiom Corporation	92,954	5,000	SRA International, Inc. #	112,300
13,900	ADC Telecommunications, Inc.	205,303	9,380	Sybase, Inc. #	275,960
6,680	ADTRAN, Inc.	159,251	16,880	Synopsys, Inc. #‡	403,601
2,100	Advent Software, Inc. #	75,768	6,280	Tech Data Corporation #	212,829
9,400	Alliance Data Systems Corporation #	531,570	14,700	Trimble Navigation, Ltd. #	524,790
20,800	Amphenol Corporation	933,504	16,952	TriQuint Semiconductor, Inc. #	102,729
14,570	Arrow Electronics, Inc. #	447,590	11,300	ValueClick, Inc. #	171,195
52,820	Atmel Corporation #	183,814	22,120	Vishay Intertechnology, Inc. #	196,204
17,820	Avnet, Inc. #	486,130	26,200	Western Digital Corporation #	904,686
5,280	Avocent Corporation #	98,208	8,050	Wind River Systems, Inc. #	87,664
16,600	Broadridge Financial Solutions, LLC	349,430	7,700	Zebra Technologies Corporation #	251,328
30,580	Cadence Design Systems, Inc. #‡	308,858		Total Information Technology	18,207,208
8,274	CommScope, Inc. #	436,619
10,600	Cree, Inc. #*	241,786	Materials (8.4%)
17,860	Cypress Semiconductor Corporation #	442,035	9,790	Airgas, Inc.	571,638
7,830	Diebold, Inc.	278,591	9,020	Albemarle Corporation	359,988
4,400	Digital River, Inc. #*	169,752	8,100	AptarGroup, Inc.	339,795
5,410	DST Systems, Inc. #*	297,820	7,590	Cabot Corporation	184,513
9,700	F5 Networks, Inc. #	275,674	5,700	Carpenter Technology Corporation	248,805
5,750	Fair Isaac Corporation *	119,428	5,700	CF Industries Holdings, Inc.	870,960
14,800	Fairchild Semiconductor		28,700	Chemtura Corporation	167,608
	International, Inc. #	173,604	10,700	Cleveland-Cliffs, Inc.	1,275,333
15,500	FLIR Systems, Inc. #	628,835	13,500	Commercial Metals Company	508,950
17,300	Foundry Networks, Inc.	204,486	4,960	Cytec Industries, Inc.	270,618
7,400	Gartner Group, Inc. #	153,328	5,200	Ferro Corporation	97,552
9,400	Global Payments, Inc.	438,040	8,900	FMC Corporation	689,216
16,000	Harris Corporation ‡	807,840	12,200	Louisiana-Pacific Corporation *	103,578
3,710	Imation Corporation	85,033	8,060	Lubrizol Corporation	373,420
17,000	Ingram Micro, Inc. #	301,750	4,920	Martin Marietta Materials, Inc. *	509,663
20,250	Integrated Device Technology, Inc. #	201,285	2,280	Minerals Technologies, Inc.	144,985
8,550	International Rectifier Corporation #	164,160	8,900	Olin Corporation	233,002
14,700	Intersil Corporation	357,504	10,800	Packaging Corporation of America	232,308
9,160	Jack Henry & Associates, Inc.	198,222	7,500	Reliance Steel & Aluminum Company	578,175
9,980	KEMET Corporation #*	32,335	14,400	RPM International, Inc.	296,640
14,800	Lam Research Corporation #	535,020	5,300	Scotts Company	93,121
			5,730	Sensient Technologies Corporation	161,357

The accompanying Notes to Financial Statements are an integral part of this schedule.
123

Mid Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (98.4%)	Value	Shares	Common Stock (98.4%)	Value
Materials — continued			18,750	Energy East Corporation	$463,500
11,780	Sonoco Products Company	$364,591	15,400	Equitable Resources, Inc.	1,063,524
22,400	Steel Dynamics, Inc.	875,168	10,250	Great Plains Energy, Inc. *	259,120
12,600	Temple-Inland, Inc.	142,002	9,980	Hawaiian Electric Industries, Inc. *	246,805
10,800	Terra Industries, Inc. *	532,980	5,330	IDACORP, Inc. *	153,984
11,760	Valspar Corporation	222,382	21,625	MDU Resources Group, Inc.	753,848
7,600	Worthington Industries, Inc. *	155,800	9,600	National Fuel Gas Company	571,008
	Total Materials	10,604,148	18,370	Northeast Utilities Service Company	468,986
			12,640	NSTAR *	427,485
Telecommunications Services (0.6%)			10,890	OGE Energy Corporation	345,322
28,810	Cincinnati Bell, Inc. #*	114,664	12,400	ONEOK, Inc.	605,492
12,620	Telephone and Data Systems, Inc. *	596,547	10,275	PNM Resources, Inc.	122,889
	Total Telecommunications		15,360	Puget Energy, Inc.	368,486
	Services	711,211	13,830	SCANA Corporation	511,710
			27,700	Sierra Pacific Resources	352,067
Utilities (8.2%)			9,090	Vectren Corporation	283,699
9,080	AGL Resources, Inc.	313,986	12,420	Westar Energy, Inc. *	267,154
13,100	Alliant Energy Corporation ‡	448,806	5,910	WGL Holdings, Inc.	205,313
15,866	Aqua America, Inc. *	253,380	13,870	Wisconsin Energy Corporation	627,201
44,580	Aquila, Inc. #‡	168,067		Total Utilities	10,446,846
4,600	Black Hills Corporation	147,476
13,430	DPL, Inc. *	354,283		Total Common Stock
8,500	Energen Corporation	663,255		(cost $100,201,771)	124,574,371

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (22.9%)	Rate (+)	Date	Value
28,940,767	Thrivent Financial Securities Lending Trust	2.550%	N/A	$28,940,767
	Total Collateral Held for Securities Loaned
	(cost $28,940,767)			28,940,767

The accompanying Notes to Financial Statements are an integral part of this schedule.
124

Mid Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (1.6%)	Rate (+)	Date	Value
$200,000	Federal National Mortgage Association ‡	2.167%	9/17/2008	$199,065
1,803,670	Thrivent Money Market Portfolio	2.400	N/A	1,803,670
	Total Short-Term Investments (at amortized cost)			2,002,735
	Total Investments (cost $131,145,273) 122.9%			$155,517,873
	Other Assets and Liabilities, Net (22.9%)			(28,962,288)
	Total Net Assets 100.0%			$126,555,585

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
S&P 400 Index Mini-Futures	22	September 2008	$1,922,980	$1,806,640	($116,340)
Total Futures					($116,340)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At June 30, 2008, $199,065 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $3,717,089 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages, and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$38,492,873
Gross unrealized depreciation	(14,120,273)
Net unrealized appreciation (depreciation)	$24,372,600
Cost for federal income tax purposes	$131,145,273

The accompanying Notes to Financial Statements are an integral part of this schedule.
125

Partner Worldwide Allocation Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (84.8%)	Value ^	Shares	Common Stock (84.8%)	Value ^
Australia (3.0%)			Canada (3.2%)
15,697	BHP Billiton, Ltd.	$668,089	1,800	Addax Petroleum Corporation	$86,920
11,611	BHP Steel, Ltd.	126,167	2,000	Agrium, Inc.	215,652
10,623	Campbell Brothers, Ltd.	277,755	6,400	Barrick Gold Corporation §	292,541
15,771	Centennial Coal Company, Ltd.	84,372	2,000	Canadian Oil Sands Trust	107,875
5,212	CSL, Ltd.	178,417	6,900	CGI Group, Inc. #	68,750
830	Incitec Pivot, Ltd.	146,973	4,600	EnCana Corporation	421,159
2,940	Leighton Holdings, Ltd.	143,167	1,100	Fording Canadian Coal Trust	105,178
19,583	Mount Gibson Iron, Ltd. #	58,238	3,000	Husky Energy, Inc.	143,630
14,882	OneSteel, Ltd.	106,083	5,700	Nexen, Inc.	227,284
2,595	Rio Tinto, Ltd.	335,771	2,100	Potash Corporation of Saskatchewan	487,199
28,436	Transpacific Industries Group, Ltd.	163,307	2,400	Precision Drilling Trust	64,725
18,365	United Group, Ltd.	216,838	3,200	Research In Motion, Ltd. #	375,609
9,567	Woolworths, Ltd.	224,208	2,700	Shoppers Drug Mart Corporation	147,988
3,823	WorleyParsons, Ltd.	138,525	900	Suncor Energy, Inc.	52,251
	Total Australia	2,867,910	3,600	Teck Cominco, Ltd.	173,592
			4,400	Viterra, Inc. #	60,410
Austria (0.3%)				Total Canada	3,030,763
3,300	Erste Bank der Oesterreichischen
	Sparkassen AG	206,200	Cayman Islands (0.3%)
1,359	OMV AG	106,186	182,000	New World Department Store
	Total Austria	312,386		China, Ltd. #	160,575
			77,000	Stella International Holdings, Ltd.	138,203
Belgium (0.4%)				Total Cayman Islands	298,778
1,242	Belgacom SA	53,287
2,891	Compagnie d’ Entreprises CFE	292,118	Chile (0.3%)
567	Group Bruxelles Lambert SA	67,232	5,700	Banco Santander Chile SA ADR ‡	245,157
	Total Belgium	412,637		Total Chile	245,157

Bermuda (0.2%)			China (0.3%)
156,000	GOME Electrical Appliances		190,000	PetroChina Company, Ltd.	245,616
	Holdings, Ltd.	74,050		Total China	245,616
42,000	Noble Group, Ltd.	73,508
	Total Bermuda	147,558	Denmark (0.6%)
			1,150	FLSmidth & Company	125,645
Brazil (2.8%)			3,500	Novo Nordisk AS	230,407
20,000	Banco Bradesco SA ADR ‡	409,200	1,800	Vestas Wind Systems #	234,355
20,000	Companhia Vale do Rio Doce SP ADR	596,800		Total Denmark	590,407
13,900	Empresa Brasileira de Aeronautica
	SA ADR	368,350	Finland (0.8%)
11,100	Lojas Renner SA	219,493	2,594	Konecranes Oyj	106,515
11,000	Petroleo Brasileiro SA ADR ‡	637,450	10,375	Nokia Oyj	253,610
6,500	Souza Cruz SA	185,013	2,703	Nokian Renkaat Oyj	128,217
7,500	Ultrapar Participacoes SA	285,225	3,808	Outotec OYJ	241,196
	Total Brazil	2,701,531		Total Finland	729,538

The accompanying Notes to Financial Statements are an integral part of this schedule.
126

Partner Worldwide Allocation Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (84.8%)	Value ^	Shares	Common Stock (84.8%)	Value ^
France (4.8%)			Greece (0.9%)
1,780	Air Liquide	$234,327	5,952	Alpha Bank AE	$180,199
1,066	Alstom	244,456	6,946	Frigoglass SA	169,270
19,200	Axa SA	565,779	3,153	Greek Organization of Football
4,503	Beneteau SA	97,842		Prognostics SA	110,327
5,900	Cap Gemini SA	345,923	8,848	Jumbo SA	249,077
2,477	Eurofins Scientific	208,037	3,345	National Bank of Greece SA	150,557
2,183	Gaz de France	139,783		Total Greece	859,430
1,566	Ingenico	54,683
1,081	Ipsen SA	55,250	Hong Kong (1.7%)
3,869	Orpea #	190,915	30,000	BOC Hong Kong (Holdings), Ltd.	79,521
5,200	Schneider Electric SA	559,443	458,000	China Everbright International, Ltd.	142,581
806	Stallergenes	68,849	30,000	China Mobile, Ltd.	402,682
3,038	Suez Lyonnaise des Eaux	205,952	75,000	Hang Lung Group, Ltd.	334,499
2,015	Teleperformance	74,061	4,500	Hang Seng Bank, Ltd.	95,013
926	Thomson CSF	52,676	17,000	Hutchison Whampoa, Ltd.	171,432
1,045	UBISOFT Entertainment SA #	91,393	33,000	Swire Pacific, Ltd.	337,781
561	Unibail-Rodamco	129,194	12,000	Wharf Holdings, Ltd.	50,239
1,365	Vilmorin & Cie	257,216		Total Hong Kong	1,613,748
3,167	Vinci SA	193,402
23,028	Vivendi Universal SA	868,356	Hungary (0.4%)
	Total France	4,637,537	2,000	Richter Gedeon Nyrt	431,905
				Total Hungary	431,905
Germany (6.2%)
13,000	Adidas AG	818,699	Indonesia (0.3%)
1,866	BASF SE	128,616	127,000	PT Astra International Tbk	265,831
4,020	Bayer AG	338,257		Total Indonesia	265,831
3,900	Bayerische Motoren Werke AG	187,394
21,000	Deutsche Post AG-REG	548,325	Ireland (0.1%)
3,118	E.ON AG	628,455	1,710	Paddy Power plc	53,803
2,858	ElringKlinger AG	271,324		Total Ireland	53,803
2,325	Fresenius Medical Care AG & Company	128,109
3,399	GEA Group AG	120,017
3,340	Gerresheimer AG #	170,247	Israel (0.5%)
415	K+S AG	238,956	8,000	Check Point Software Technologies, Ltd.	189,360
3,118	Krones AG	266,553	6,000	Teva Pharmaceutical Industries,
4,968	Leoni AG	212,547		Ltd. ADR ‡	274,800
908	Linde AG	127,546		Total Israel	464,160
1,330	MAN AG	147,486
478	Muenchener Rueckversicherungs-		Italy (3.4%)
	Gesellschaft AG	83,844	16,936	Ansaldo STS SPA	254,101
1,258	Rational AG	253,409	1,754	Assicurazioni Generali SPA	67,039
935	RWE AG	118,057	12,129	Enel SPA	115,068
1,740	SGL Carbon AG #	121,987	20,900	Eni SPA	776,492
7,423	Siemens AG	822,968	7,796	Fiat SPA	126,903
1,498	Vossloh AG	195,016	26,100	Finmeccanica SPA	682,451
	Total Germany	5,927,812	2,331	Lottomatica SPA	69,458
			34,166	Maire Tecnimont SPA	228,742

The accompanying Notes to Financial Statements are an integral part of this schedule.
127

Partner Worldwide Allocation Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (84.8%)	Value ^	Shares	Common Stock (84.8%)	Value ^
Italy — continued			5,000	Nikon Corporation	$146,366
17,660	Terna-Rete Elettrica Nationale SPA	$74,630	600	Nintendo Company, Ltd.	340,244
12,068	Trevi Finanziaria SPA	307,929	8,000	Nippon Electric Glass Company, Ltd.	139,056
95,900	Unicredit SPA	583,373	12,000	Nippon Yusen Kabushiki Kaisha	115,582
	Total Italy	3,286,186	2,400	Nitto Denko Corporation	92,257
			900	Sankyo Company, Ltd.	58,641
Japan (13.8%)			11,000	Sharp Corporation	179,314
2,700	Aisin Seiki Company, Ltd.	88,691	4,500	Shin-Etsu Chemical Company, Ltd.	279,248
5,000	Bank of Kyoto, Ltd.	52,263	19,000	Shinko Plantech Company, Ltd.	293,735
33,400	Bridgestone Corporation	512,388	19,200	Sojitz Corporation	64,048
2,300	Canon, Inc.	118,395	1,200	Sony Corporation	52,600
10,000	Chiba Bank, Ltd.	70,217	7,600	Sugi Pharmacy Company, Ltd.	198,495
3,400	Credit Saison Company, Ltd.	71,321	55,100	Sumitomo Corporation	723,919
49	CyberAgent, Inc.	61,000	87,000	Sumitomo Trust and Banking
5,000	Daihatsu Motor Company, Ltd.	57,333		Company, Ltd.	607,792
14,800	Daiichi Sankyo Company, Ltd.	407,716	5,000	Suruga Bank, Ltd.	65,099
3,900	Daikin Industries, Ltd.	197,195	6,400	Sysmex Corporation	252,268
9,000	Daiseki Company, Ltd.	286,367	4,000	Taisho Pharmaceutical Company, Ltd.	74,413
14,100	Daito Trust Construction Company, Ltd.	683,866	7,900	Takeda Pharmaceutical Company, Ltd.	401,790
6,600	Exedy Corporation	173,956	20,000	Tokai Carbon Company, Ltd.	204,038
1,600	FamilyMart Company, Ltd.	65,492	2,100	Toyoda Gosei Company, Ltd.	61,456
1,194	Fast Retailing Company, Ltd.	113,279	2,000	Toyota Boshoku Corporation	53,630
20,000	Fujitsu, Ltd.	148,516	12,300	Toyota Motor Corporation	580,609
1,800	Hisamitsu Pharmaceutical Company, Inc.	78,381	10,300	Unicharm Petcare Corporation	307,865
5,000	Hitachi Metals, Ltd.	82,093	8,105	Yamatake Corporation	211,703
4,100	Hosiden Corporation	87,439		Total Japan	13,179,674
4,800	Hoya Corporation	111,178
12	INPEX Holdings, Inc.	151,540	Luxembourg (0.5%)
13,000	ITOCHU Corporation	138,603	1,150	Oriflame Cosmetics SA	73,489
25	KDDI Corporation	154,686	5,300	Tenaris SA ADR ‡	394,850
7,400	Komatsu, Ltd.	206,653		Total Luxembourg	468,339
2,200	KONAMI Corporation	76,948
12,607	Kureha Corporation	76,177	Malaysia (0.4%)
7,000	Kyowa Hakko Kogyo Company, Ltd.	71,769	57,000	Bumiputra-Commerce Holdings Berhad	139,998
22,000	Marubeni Corporation	183,502	80,000	Public Bank Berhad	259,944
11,000	Matsushita Electric Industrial			Total Malaysia	399,942
	Company, Ltd.	235,332
5,400	Millea Holdings, Inc.	210,466	Mexico (1.6%)
8,800	Mitsubishi Corporation	289,966	172,000	Consorcio ARA SAB de CV	158,773
15,000	Mitsubishi Electric Corporation	162,238	10,500	Fomento Economico Mexicano
98,100	Mitsubishi UFJ Financial Group, Inc.	866,953		SAB de CV ADR	477,855
7,000	Mitsui & Company, Ltd.	154,498	3,500	Grupo Aeroportuario del Sureste
13,000	Mitsui Osk Lines, Ltd.	185,406		SAB de CV ADR	180,250
16,000	Mitsui Sumitomo Insurance		87,500	Grupo Financiero Banorte SA de CV ADR	411,491
	Group Holdings, Inc. #	552,986	94,000	Organizacion Soriana SAB de CV	319,650
17,000	Nabtesco Corporation	260,702		Total Mexico	1,548,019
9,100	Nichi-iko Pharmaceutical Company, Ltd.	229,995

The accompanying Notes to Financial Statements are an integral part of this schedule.
128

Partner Worldwide Allocation Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (84.8%)	Value ^	Shares	Common Stock (84.8%)	Value ^
Netherlands (1.8%)			South Korea (2.6%)
2,694	Arcelor Mittal	$264,938	1,728	Daewoong Pharmaceutical
1,319	Furgo NV	112,322		Company, Ltd.	$142,697
1,711	Gemalto NV #	62,086	9,805	Forhuman Company, Ltd. #	139,773
7,577	Imtech NV	177,231	4,595	JVM Company, Ltd.	170,926
19,400	ING Groep NV	613,420	636	MegaStudy Company, Ltd.	200,749
12,161	Koninklijke (Royal) KPN NV	207,926	10,000	Pusan Bank	133,742
1,249	Koninklijke Boskalis Westminster NV	66,414	13,970	S&T Dynamics Company, Ltd.	164,033
1,181	Koninklijke DSM NV	69,225	1,280	Samsung Electronics Company, Ltd.	551,735
4,882	Unilever NV	138,065	2,100	Samsung Electronics Company,
	Total Netherlands	1,711,627		Ltd. GDR ≤	627,360
			400	Shinsegae Company, Ltd.	215,125
Norway (2.6%)			1,536	Taewoong Company, Ltd.	148,165
6,100	DnB NOR ASA	77,495		Total South Korea	2,494,305
46,300	Norsk Hydro ASA	675,119
15,642	ODIM ASA #	260,562	Spain (2.8%)
29,050	Statoil ASA	1,083,848	21,400	Banco Bilbao Vizcaya Argentaria SA	407,776
9,200	Telenor ASA	172,704	6,025	General de Alquiler de Maquinaria #	137,355
2,000	Yara International ASA	176,631	2,385	Grifols SA	75,967
	Total Norway	2,446,359	29,800	Iberdrola SA	397,075
			57,393	Telefonica SA	1,518,931
Philippines (0.3%)			1,947	Union Fenosa SA	113,152
740,000	Ayala Land, Inc.	157,689		Total Spain	2,650,256
130,000	Bank of the Philippine Islands	124,214
	Total Philippines	281,903	Sweden (1.2%)
			8,200	Alfa Laval AB	126,684
Portugal (0.2%)			15,079	Axis Communications AB	185,862
28,629	Mota Engil SGPS SA	182,971	3,650	Hennes & Mauritz AB	196,917
	Total Portugal	182,971	13,588	Intrum Justitia AB	246,325
			825	Modern Times Group AB	48,294
Russia (0.4%)			3,600	Nordea Bank AB	49,329
4,200	LUKOIL ADR	412,477	24,300	Telefonaktiebolaget LM Ericsson	252,680
	Total Russia	412,477		Total Sweden	1,106,091

Singapore (1.4%)			Switzerland (6.2%)
123,000	Golden Agri-Resources, Ltd.	81,180	13,502	ABB, Ltd.	382,166
249,000	Midas Holding, Ltd.	163,956	5,200	Adecco SA	257,034
110,000	Parkway Holdings, Ltd.	187,677	723	Burckhardt Compression Holding AG	218,664
201,000	Singapore Telecommunications, Ltd.	535,783	1,060	Komax Holding AG	141,318
20,600	United Overseas Bank, Ltd.	282,792	3,640	Logitech International SA #	97,307
17,000	Wilmar International, Ltd.	63,166	812	Lonza Group AG	112,211
	Total Singapore	1,314,554	766	Meyer Burger Technology AG #	228,296
			35,890	Nestle SA	1,617,288
			24,752	Novartis AG	1,362,089
South Africa (0.6%)			2,007	Roche Holding AG	360,785
44,000	Massmart Holdings, Ltd.	345,561	1,263	Sonova Holding AG	104,230
86,000	Truworths International, Ltd.	251,462	9,000	Swiss Reinsurance Company	596,596
	Total South Africa	597,023	1,981	Temenos Group AG #	60,955

The accompanying Notes to Financial Statements are an integral part of this schedule.
129

Partner Worldwide Allocation Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (84.8%)	Value ^	Shares	Common Stock (84.8%)	Value ^
Switzerland — continued			16,780	GAME GROUP plc	$96,780
128	Vetropack Holding AG	$309,438	40,636	GlaxoSmithKline plc	898,192
397	Zurich Financial Services AG	101,172	25,282	Group 4 Securicor plc	101,536
	Total Switzerland	5,949,549	19,278	HMV Group plc	49,368
			11,164	ICAP plc	119,567
Taiwan (1.3%)			8,931	IG Group Holdings plc	58,478
70,000	Taiwan Mobile Company, Ltd. Ltd. #	130,034	8,814	Imperial Tobacco Group plc	327,394
175,000	Taiwan Semiconductor		21,569	International Power plc	184,756
	Manufacturing Company,	371,850	3,499	Intertek Group plc	68,529
65,700	Taiwan Semiconductor		9,282	John Wood Group plc	91,104
	Manufacturing Company, Ltd. ADR #	716,787	207,200	Kingfisher plc	459,298
	Total Taiwan	1,218,671	26,644	Laird Group plc	207,219
			39,100	Lloyds TSB Group plc	239,864
Thailand (0.7%)			16,603	Man Group plc	205,079
62,000	PTT Exploration & Production		43,900	Pearson plc	534,905
	Public Company, Ltd.	357,888	5,837	Petrofac, Ltd.	85,524
56,000	Siam Cememt Public Company, Ltd.	333,515	18,742	Prudential plc	197,663
	Total Thailand	691,403	26,917	PV Crystalox Solar plc	106,537
			4,874	Reckitt Benckiser Group plc	246,151
			2,896	Rio Tinto plc	348,721
Turkey (0.6%)			14,472	Rotork plc	314,660
67,000	Akbank TAS	232,559	64,444	Royal Bank of Scotland Group plc	274,307
6,000	BIM Birlesik Magazalar AS	229,393	7,241	Shire, Ltd.	118,360
9,500	Migros Turk TAS	156,821	32,887	Southern Cross Healthcare, Ltd.	84,605
	Total Turkey	618,773	19,848	Stagecoach Group plc	110,075
			8,615	Standard Chartered plc	243,946
United Kingdom (13.8%)			16,695	Tesco plc	122,099
7,929	Aggreko plc	115,396	14,260	Thomas Cook Group plc	66,103
6,796	Anglo American plc	477,260	31,735	Unilever plc	901,556
13,425	AstraZeneca plc	570,751	280,800	Vodafone Group plc	827,188
4,850	Autonomy Corporation plc #	86,930	17,854	VT Group plc	224,293
2,552	Aveva Group plc	77,935	33,433	William Morrison Supermarkets plc	176,227
22,044	Babcock International Group	268,444	50,900	WPP Group plc	486,333
17,302	BG Group plc	449,587	3,562	Xstrata plc	283,721
8,103	BHP Billiton plc	310,719		Total United Kingdom	13,215,379
9,299	British American Tobacco plc	320,726
65,400	British Sky Broadcasting Group plc	612,905	United States (1.5%)
31,585	Carillion plc	208,281	1,877	iShares MSCI EAFE Index Fund	128,950
1,563	Chemring Group plc	73,314	71,000	WisdomTree India Earnings Fund #	1,293,620
24,661	Cobham plc	96,783		Total United States	1,422,570
18,667	Compass Group plc	140,395
1,998	Dana Petrolem plc #	75,360		Total Common Stock
15,036	Dignity plc	228,052		(cost $86,866,233)	81,032,578
50,331	Fenner plc	242,403

The accompanying Notes to Financial Statements are an integral part of this schedule.
130

Partner Worldwide Allocation Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (9.4%)	Rate	Date	Value ^
Argentina (0.7%)
$1,290,000	Argentina Bonos †	3.090%	8/4/2008	$694,020
	Total Argentina			694,020

Brazil (1.0%)
840,000	Federative Republic of Brazil	6.000	1/17/2017	856,380
70,000	Independencia International, Ltd. ≤	9.875	5/15/2015	66,675
	Total Brazil			923,055

Colombia (0.4%)
100,000	Colombia Government International Bond	7.375	1/27/2017	108,400
300,000	Colombia Government International Bond	7.375	9/18/2037	321,000
	Total Colombia			429,400

Ecuador (0.3%)
310,000	Republic of Ecuador	10.000	8/15/2030	302,250
	Total Ecuador			302,250

Ireland (0.1%)
100,000	VIP Finance Ireland, Ltd. ≤	9.125	4/30/2018	98,375
	Total Ireland			98,375

Kazakhstan (0.1%)
100,000	KazMunaiGaz Finance Sub BV § ≤	8.375	7/2/2013	99,675
	Total Kazakhstan			99,675

Lebanon (0.2%)
285,000	Lebanon Government International Bond	4.000	12/31/2017	233,344
	Total Lebanon			233,344

Luxembourg (0.2%)
100,000	Evraz Group SA ≤	9.500	4/24/2018	100,250
120,000	Gaz Capital SA ≤	8.146	4/11/2018	124,050
	Total Luxembourg			224,300

Mexico (0.8%)
680,000	Mexico Government International Bond	7.500	4/8/2033	783,700
	Total Mexico			783,700

Netherlands (0.8%)
740,000	Majapahit Holding BV	7.875	6/29/2037	637,198
140,000	TuranAlem Finance BV	8.000	3/24/2014	117,775
	Total Netherlands			754,973

The accompanying Notes to Financial Statements are an integral part of this schedule.
131

Partner Worldwide Allocation Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (9.4%)	Rate	Date	Value ^
Panama (0.4%)
$340,000	Panama Government International Bond	6.700%	1/26/2036	$345,100
	Total Panama			345,100

Peru (0.5%)
430,000	Peruvian Government International Bond	8.375	5/3/2016	500,950
	Total Peru			500,950

Philippines (0.5%)
360,000	Philippine Government International Bond	10.625	3/16/2025	472,500
	Total Philippines			472,500

Russia (1.0%)
70,000	Russia Government International Bond	12.750	6/24/2028	124,782
728,900	Russian Federation	7.500	3/31/2030	817,746
	Total Russia			942,528

South Africa (0.2%)
220,000	Republic of South Africa	5.875	5/30/2022	203,500
	Total South Africa			203,500

Trinidad and Tobago (0.2%)
170,000	National Gas Co of Trinidad & Tobago, Ltd. ≤	6.050	1/15/2036	155,140
	Total Trinidad and Tobago			155,140

Turkey (0.5%)
500,000	Turkey Government International Bond	6.750	4/3/2018	465,000
	Total Turkey			465,000

Ukraine (0.3%)
300,000	Ukraine Government International Bond	6.750	11/14/2017	268,950
	Total Ukraine			268,950

Uruguay (0.5%)
500,000	Oriental Republic of Uruguay	7.625	3/21/2036	512,000
	Total Uruguay			512,000

Venezuela (0.7%)
40,000	Venezuela Government International Bond	6.000	12/9/2020	28,740
10,000	Venezuela Government International Bond	9.000	5/7/2023	8,744
90,000	Venezuela Government International Bond	9.250	9/15/2027	84,465
470,000	Venezuela Government International Bond	9.375	1/13/2034	426,995
30,000	Venezuela Government International Bond	7.000	3/31/2038	21,330
180,000	Venezuela Government International Bond	1.330	12/31/2038	60,300
	Total Venezuela			630,574
	Total Long-Term Fixed Income
	(cost $9,330,302)			9,039,334

The accompanying Notes to Financial Statements are an integral part of this schedule.
132

Partner Worldwide Allocation Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (5.9%)	Rate (+)	Date	Value
$200,000	Federal National Mortgage Association ‡	2.100%	9/17/2008	$199,083
5,425,283	Thrivent Money Market Portfolio ±	2.400	N/A	5,425,283
	Total Short-Term Investments (at amortized cost)			5,624,366
	Total Investments (cost $101,820,901) 100.1%			$95,696,278
	Other Assets and Liabilities, Net (0.1%)			(106,859)
	Total Net Assets 100.0%			$95,589,419

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
E-Mini MSCI EAFE Index	16	September 2008	$1,669,084	$1,575,520	($93,564)
Total Futures					($93,564)

Foreign Currency Forward	Contracts to	Settlement	Value on		Unrealized
Contracts (Purchases)	Deliver/Receive	Date	Settlement Date	Value	Gain/(Loss)
Brazilian Real	93,561	7/1/2008	$58,667	$58,363	($304)
Brazilian Real	417,600	8/4/2008	250,000	258,434	8,434
British Pound	2,502	7/2/2008	4,993	4,984	(9)
Canadian Dollar	50,730	7/2/2008	50,044	49,750	(294)
Chinese Renminbi Yua	675,923	8/4/2008	99,000	99,077	77
Euro	85,010	7/1/2008 — 7/2/2008	134,133	133,853	(280)
Japanese Yen	10,414,952	7/1/2008 — 7/2/2008	98,231	98,083	(148)
Total Foreign Currency Forward
Contracts (Purchases)			$695,068	$702,544	$7,476

The accompanying Notes to Financial Statements are an integral part of this schedule.
133

Partner Worldwide Allocation Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Foreign Currency Forward	Contracts to	Settlement	Value on		Unrealized
Contracts (Sales)	Deliver/Receive	Date	Settlement Date	Value	Gain/(Loss)
Brazilian Real	254,197	8/4/2008	$157,300	$157,312	($12)
Euro	11,646	7/2/2008	18,390	18,338	52
Japanese Yen	4,804,372	7/1/2008	44,926	45,245	(319)
Total Foreign Currency Forward
Contracts (Sales)			$220,616	$220,895	($279)

Net Unrealized Gain/(Loss) on
Foreign Currency Forward Contracts					$7,197

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At June 30, 2008, $199,083 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $1,642,732 of investments were earmarked as collateral to cover open financial futures contracts.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2008 the value of these investments was $1,271,525 or 1.3% of total net assets.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

GDR — Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,830,252
Gross unrealized depreciation	(7,954,875)
Net unrealized appreciation (depreciation)	($6,124,623)
Cost for federal income tax purposes	$101,820,901

The accompanying Notes to Financial Statements are an integral part of this schedule.
134

Partner International Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (97.2%)	Value ^	Shares	Common Stock (97.2%)	Value ^
Australia (3.8%)			62,500	Shoppers Drug Mart Corporation	$3,425,640
357,920	BHP Billiton, Ltd.	$15,233,646	20,700	Suncor Energy, Inc.	1,201,765
266,197	BHP Steel, Ltd.	2,892,541	83,500	Teck Cominco, Ltd.	4,026,375
349,768	Centennial Coal Company, Ltd. *	1,871,197	100,300	Viterra, Inc. #	1,377,072
119,961	CSL, Ltd.	4,106,505		Total Canada	66,718,588
18,811	Incitec Pivot, Ltd.	3,330,968
66,819	Leighton Holdings, Ltd. *	3,253,831	Denmark (1.0%)
435,189	Mount Gibson Iron, Ltd. #	1,294,219	26,000	FLSmidth & Company	2,840,663
337,797	OneSteel, Ltd. *	2,407,909	80,716	Novo Nordisk AS	5,313,576
58,890	Rio Tinto, Ltd. *	7,619,856	40,350	Vestas Wind Systems #	5,253,447
217,206	Woolworths, Ltd.	5,090,337		Total Denmark	13,407,686
86,703	WorleyParsons, Ltd.	3,141,648
	Total Australia	50,242,657	Finland (0.7%)
			235,878	Nokia Oyj	5,765,882
Austria (0.2%)			61,321	Nokian Renkaat Oyj *	2,908,765
30,841	OMV AG	2,409,769		Total Finland	8,674,647
	Total Austria	2,409,769
			France (6.7%)
Belgium (0.2%)			41,722	Air Liquide	5,493,068
27,799	Belgacom SA *	1,192,700	24,186	Alstom *	5,546,348
13,049	Group Bruxelles Lambert SA	1,547,286	437,300	Axa SA	12,886,200
	Total Belgium	2,739,986	146,800	Cap Gemini SA *	8,607,043
			49,538	Gaz de France *	3,172,047
Bermuda (0.2%)			34,753	Ingenico	1,213,531
3,516,000	GOME Electrical Appliances		23,976	Ipsen SA	1,225,407
	Holdings, Ltd. *	1,668,965	119,500	Schneider Electric SA *	12,856,420
954,000	Noble Group, Ltd.	1,669,675	71,226	Suez Lyonnaise des Eaux	4,828,542
	Total Bermuda	3,338,640	44,734	Teleperformance	1,644,184
			21,275	Thomson CSF	1,210,236
Brazil (0.7%)			23,883	UBISOFT Entertainment SA	2,088,749
336,400	Empresa Brasileira de Aeronautica		12,956	Unibail-Rodamco	2,983,664
	SA ADR *	8,914,600	64,549	Vinci SA	3,941,870
	Total Brazil	8,914,600	533,914	Vivendi Universal SA	20,133,207
				Total France	87,830,516
Canada (5.1%)
38,700	Addax Petroleum Corporation	1,868,773	Germany (8.0%)
45,600	Agrium, Inc.	4,916,858	287,900	Adidas AG	18,131,036
118,700	Barrick Gold Corporation	5,425,720	42,602	BASF SE	2,936,379
46,400	Canadian Oil Sands Trust	2,502,697	91,995	Bayer AG	7,740,790
153,457	CGI Group, Inc. #	1,529,002	98,200	Bayerische Motoren Werke AG	4,718,486
104,300	EnCana Corporation	9,549,326	486,200	Deutsche Post AG-REG	12,695,018
23,800	Fording Canadian Coal Trust *	2,275,669	70,792	E.ON AG	14,268,640
68,100	Husky Energy, Inc.	3,260,412	52,669	Fresenius Medical Care
131,800	Nexen, Inc.	5,255,456		AG & Company *	2,902,094
729	Nortel Networks Corporation #	5,992	73,373	GEA Group AG	2,590,757
43,500	Potash Corporation of Saskatchewan	10,091,983	9,402	K+S AG	5,413,648
54,600	Precision Drilling Trust	1,472,492	20,601	Linde AG	2,893,813
72,700	Research In Motion, Ltd. #	8,533,356	30,507	MAN AG	3,382,972

The accompanying Notes to Financial Statements are an integral part of this schedule.
135

Partner International Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (97.2%)	Value ^	Shares	Common Stock (97.2%)	Value ^
Germany — continued			90,400	Daikin Industries, Ltd. *	$4,570,881
10,835	Muenchener Rueckversicherungs-		323,500	Daito Trust Construction
	Gesellschaft AG	$1,900,515		Company, Ltd.	15,690,107
21,072	RWE AG	2,660,636	35,900	FamilyMart Company, Ltd.	1,469,473
39,455	SGL Carbon AG #	2,766,093	27,430	Fast Retailing Company, Ltd.	2,602,371
177,182	Siemens AG	19,643,684	459,000	Fujitsu, Ltd.	3,408,451
	Total Germany	104,644,561	41,500	Hisamitsu Pharmaceutical
				Company, Inc.	1,807,114
Greece (0.8%)			109,000	Hitachi Metals, Ltd.	1,789,632
135,090	Alpha Bank AE	4,089,902	89,400	Hosiden Corporation *	1,906,586
72,421	Greek Organization of Football		110,800	Hoya Corporation	2,566,370
	Prognostics SA	2,534,085	273	INPEX Holdings, Inc.	3,447,535
76,502	National Bank of Greece SA	3,443,325	299,000	ITOCHU Corporation	3,187,869
	Total Greece	10,067,312	580	KDDI Corporation	3,588,706
			167,700	Komatsu, Ltd.	4,683,213
Hong Kong (0.7%)			49,800	KONAMI Corporation *	1,741,818
665,000	BOC Hong Kong (Holdings), Ltd.	1,762,715	154,000	Kyowa Hakko Kogyo Company, Ltd.	1,578,925
101,900	Hang Seng Bank, Ltd.	2,151,514	495,000	Marubeni Corporation	4,128,789
395,000	Hutchison Whampoa, Ltd.	3,983,273	261,000	Matsushita Electric Industrial
257,000	Wharf Holdings, Ltd.	1,075,957		Company, Ltd.	5,583,777
	Total Hong Kong	8,973,459	124,100	Millea Holdings, Inc.	4,836,811
			201,300	Mitsubishi Corporation	6,632,980
			345,000	Mitsubishi Electric Corporation	3,731,475
Ireland (0.1%)			2,229,000	Mitsubishi UFJ Financial Group, Inc.	19,698,663
37,951	Paddy Power plc	1,194,073	171,000	Mitsui & Company, Ltd.	3,774,156
	Total Ireland	1,194,073	287,000	Mitsui Osk Lines, Ltd.	4,093,184
			395,945	Mitsui Sumitomo Insurance Group
Italy (4.3%)				Holdings, Inc. #	13,684,507
39,781	Assicurazioni Generali SPA	1,520,466	118,000	Nikon Corporation *	3,454,241
275,369	Enel SPA *	2,612,428	13,800	Nintendo Company, Ltd.	7,825,614
485,000	Eni SPA	18,019,075	175,000	Nippon Electric Glass Company, Ltd. *	3,041,847
176,951	Fiat SPA	2,880,392	283,000	Nippon Yusen Kabushiki Kaisha	2,725,801
590,900	Finmeccanica SPA	15,450,579	55,300	Nitto Denko Corporation *	2,125,753
52,870	Lottomatica SPA	1,575,386	20,800	Sankyo Company, Ltd.	1,355,269
400,669	Terna-Rete Elettrica Nationale SPA	1,693,207	270,000	Sharp Corporation	4,401,344
2,183,600	Unicredit SPA	13,283,137	109,100	Shin-Etsu Chemical Company, Ltd.	6,770,208
	Total Italy	57,034,670	434,680	Sojitz Corporation	1,450,029
			27,600	Sony Corporation #	1,209,809
Japan (18.7%)			1,254,800	Sumitomo Corporation	16,485,898
65,600	Aisin Seiki Company, Ltd.	2,154,874	1,992,100	Sumitomo Trust and Banking
121,000	Bank of Kyoto, Ltd.	1,264,760		Company, Ltd.	13,917,049
751,000	Bridgestone Corporation	11,521,068	123,000	Suruga Bank, Ltd.	1,601,432
52,300	Canon, Inc.	2,692,191	78,000	Taisho Pharmaceutical Company, Ltd. *	1,451,063
226,000	Chiba Bank, Ltd. *	1,586,914	179,300	Takeda Pharmaceutical Company, Ltd.	9,119,107
77,100	Credit Saison Company, Ltd. *	1,617,301	47,200	Toyoda Gosei Company, Ltd.	1,381,288
1,123	CyberAgent, Inc. *	1,398,027	44,600	Toyota Boshoku Corporation	1,195,955
119,000	Daihatsu Motor Company, Ltd. *	1,364,515	283,500	Toyota Motor Corporation	13,382,337
342,000	Daiichi Sankyo Company, Ltd. *	9,421,554		Total Japan	246,118,641

The accompanying Notes to Financial Statements are an integral part of this schedule.
136

Partner International Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (97.2%)	Value ^	Shares	Common Stock (97.2%)	Value ^
Luxembourg (0.1%)			83,600	Nordea Bank AB	$1,145,521
26,100	Oriflame Cosmetics SA	$1,667,885	585,200	Telefonaktiebolaget LM Ericsson	6,085,128
	Total Luxembourg	1,667,885		Total Sweden	15,742,054

Netherlands (2.7%)			Switzerland (9.8%)
61,427	Arcelor Mittal	6,040,970	305,792	ABB, Ltd.	8,655,267
29,906	Furgo NV	2,546,709	130,500	Adecco SA *	6,450,553
39,314	Gemalto NV #	1,426,570	14,000	Givaudan SA *	12,479,144
452,000	ING Groep NV	14,292,054	83,778	Logitech International SA #	2,239,610
275,631	Koninklijke (Royal) KPN NV	4,712,678	18,457	Lonza Group AG	2,550,596
27,949	Koninklijke Boskalis Westminster NV	1,486,151	835,630	Nestle SA	37,655,526
27,074	Koninklijke DSM NV	1,586,956	567,246	Novartis AG	31,215,243
111,482	Unilever NV *	3,152,759	45,808	Roche Holding AG	8,234,607
	Total Netherlands	35,244,847	28,849	Sonova Holding AG	2,380,791
			209,700	Swiss Reinsurance Company	13,900,692
Norway (3.8%)			44,016	Temenos Group AG #*	1,354,358
139,400	DnB NOR ASA	1,770,956	8,999	Zurich Financial Services AG	2,293,325
1,068,800	Norsk Hydro ASA *	15,584,603		Total Switzerland	129,409,712
674,725	Statoil ASA *	25,173,819
214,900	Telenor ASA *	4,034,134	Taiwan (1.2%)
45,400	Yara International ASA	4,009,528	1,494,304	Taiwan Semiconductor Manufacturing
	Total Norway	50,573,040		Company, Ltd. ADR #	16,302,857
				Total Taiwan	16,302,857
Singapore (1.6%)
2,748,000	Golden Agri-Resources, Ltd.	1,813,688	United Kingdom (19.9%)
4,373,750	Singapore Telecommunications, Ltd.	11,658,619	180,548	Aggreko plc	2,627,637
496,200	United Overseas Bank, Ltd.	6,811,718	155,607	Anglo American plc	10,927,758
392,000	Wilmar International, Ltd.	1,456,531	307,780	AstraZeneca plc	13,084,972
	Total Singapore	21,740,556	107,787	Autonomy Corporation plc #	1,931,944
			56,713	Aveva Group plc	1,731,955
South Korea (1.2%)			386,794	BG Group plc	10,050,712
25,834	Samsung Electronics Company, Ltd.	15,434,224	189,974	BHP Billiton plc	7,284,771
	Total South Korea	15,434,224	211,115	British American Tobacco plc	7,281,428
			1,515,300	British Sky Broadcasting Group plc	14,200,845
Spain (4.5%)			34,800	Chemring Group plc	1,632,336
490,400	Banco Bilbao Vizcaya Argentaria SA	9,344,548	560,093	Cobham plc	2,198,095
54,903	Grifols SA	1,748,779	423,330	Compass Group plc	3,183,870
715,100	Iberdrola SA	9,528,474	45,424	Dana Petrolem plc #	1,713,284
1,350,421	Telefonica SA	35,739,484	386,069	GAME GROUP plc	2,226,682
44,255	Union Fenosa SA	2,571,926	948,761	GlaxoSmithKline plc	20,970,811
	Total Spain	58,933,211	574,105	Group 4 Securicor plc	2,305,682
			428,427	HMV Group plc	1,097,135
			253,263	ICAP plc	2,712,451
Sweden (1.2%)			204,479	IG Group Holdings plc	1,338,867
184,800	Alfa Laval AB	2,855,030	200,895	Imperial Tobacco Group plc	7,462,203
84,175	Hennes & Mauritz AB	4,541,228	474,116	International Power plc	4,061,194
19,050	Modern Times Group AB	1,115,147	77,560	Intertek Group plc	1,519,039

The accompanying Notes to Financial Statements are an integral part of this schedule.
137

Partner International Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (97.2%)	Value ^	Shares	Common Stock (97.2%)	Value ^
United Kingdom — continued			453,996	Stagecoach Group plc	$2,517,820
207,770	John Wood Group plc	$2,039,299	195,494	Standard Chartered plc	5,535,700
5,043,800	Kingfisher plc	11,180,541	391,405	Tesco plc	2,862,534
91,028	Laird Group plc	707,955	323,680	Thomas Cook Group plc	1,500,429
941,400	Lloyds TSB Group plc	5,775,145	738,261	Unilever plc	20,973,170
380,830	Man Group plc	4,703,982	6,090,387	Vodafone Group plc	17,941,230
1,006,700	Pearson plc	12,266,262	764,719	William Morrison Supermarkets plc	4,030,881
129,455	Petrofac, Ltd.	1,896,783	1,154,500	WPP Group plc	11,030,867
425,917	Prudential plc	4,491,936	81,613	Xstrata plc	6,500,660
110,650	Reckitt Benckiser Group plc	5,588,145		Total United Kingdom	261,656,345
67,900	Rio Tinto plc	8,176,169
63,754	Rotork plc	1,386,183		Total Common Stock
1,476,033	Royal Bank of Scotland Group plc	6,282,768		(cost $1,210,666,213)	1,279,014,536
166,662	Shire, Ltd.	2,724,215

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (9.2%)	Rate (+)	Date	Value
121,321,487	Thrivent Financial Securities Lending Trust	2.550%	N/A	$121,321,487
	Total Collateral Held for Securities Loaned
	(cost $121,321,487)			121,321,487

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.1%)	Rate (+)	Date	Value
$16,200,000	Amsterdam Funding Corporation	2.750%	7/1/2008	$16,200,000
24,200,815	Thrivent Money Market Portfolio	2.400	N/A	24,200,815
	Total Short-Term Investments (at amortized cost)			40,400,815
	Total Investments (cost $1,372,388,515) 109.5%			$1,440,736,838
	Other Assets and Liabilities, Net (9.5%)			(125,380,170)
	Total Net Assets 100.0%			$1,315,356,668

The accompanying Notes to Financial Statements are an integral part of this schedule.
138

Partner International Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Foreign Currency Forward	Contracts to	Settlement	Value on		Unrealized
Contracts (Purchases)	Deliver/Receive	Date	Settlement Date	Value	Gain/(Loss)
British Pound	948,399	7/1/2008	$1,889,863	$1,888,866	($997)
Euro	1,560,128	7/1/2008	2,461,482	2,456,507	(4,975)
Japanese Yen	376,971,716	7/1/2008 — 7/2/2008	3,545,575	3,550,142	4,567
Norwegian Krone	3,005,225	7/1/2008	594,832	590,047	(4,785)
Singapore Dollar	271,058	7/1/2008	198,708	199,219	511
Swedish Krona	643,789	7/1/2008	107,877	106,897	(980)
Swiss Franc	661,488	7/1/2008	649,983	647,502	(2,481)
Total Foreign Currency Forward
Contracts (Purchases)			$9,448,320	$9,439,180	($9,140)

Foreign Currency Forward	Contracts to	Settlement	Value on		Unrealized
Contracts (Sales)	Deliver/Receive	Date	Settlement Date	Value	Gain/(Loss)
British Pound	170,315	7/1/2008	$338,696	339,204	($508)
Euro	171,810	7/1/2008	270,741	270,524	217
Japanese Yen	227,256,770	7/3/2008	2,139,089	2,140,197	(1,108)
Swiss Franc	514,846	7/1/2008	503,438	503,960	(522)
Total Foreign Currency Forward
Contracts (Sales)			$3,251,964	$3,253,885	($1,921)

Net Unrealized Gain/(Loss) on Foreign
Currency Forward Contracts					($11,061)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$160,969,282
Gross unrealized depreciation	(92,620,959)
Net unrealized appreciation (depreciation)	$68,348,323
Cost for federal income tax purposes	$1,372,388,515

The accompanying Notes to Financial Statements are an integral part of this schedule.
139

Partner Socially Responsible Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (95.9%)	Value	Shares	Common Stock (95.9%)	Value
Consumer Discretionary (8.7%)			Industrials (10.0%)
2,900	Kohl’s Corporation #	$116,116	900	Cooper Industries, Ltd.	$35,550
2,500	Omnicom Group, Inc.	112,200	1,100	Danaher Corporation	85,030
5,900	Staples, Inc.	140,125	1,400	Deere & Company	100,982
1,100	Target Corporation	51,139	1,600	Dover Corporation	77,392
	Total Consumer Discretionary	419,580	2,800	Emerson Electric Company	138,460
			700	United Parcel Service, Inc.	43,029
Consumer Staples (9.2%)				Total Industrials	480,443
800	Costco Wholesale Corporation	56,112
4,700	CVS/Caremark Corporation	185,979	Information Technology (21.9%)
1,800	Procter & Gamble Company	109,458	800	Apple Computer, Inc. #	133,952
3,300	SYSCO Corporation	90,783	1,800	Automatic Data Processing, Inc.	75,420
	Total Consumer Staples	442,332	8,900	Cisco Systems, Inc. #	207,014
			1,400	Citrix Systems, Inc. #	41,174
Energy (9.8%)			180	Google, Inc. #	94,756
1,150	EOG Resources, Inc.	150,880	3,200	Hewlett-Packard Company	141,472
3,000	FMC Technologies, Inc. #	230,789	5,400	Intel Corporation	115,992
1,100	Smith International, Inc.	91,454	5,200	Microsoft Corporation	143,052
	Total Energy	473,123	2,600	NETAPP, Inc. #	56,316
			1,900	Nokia Oyj ADR	46,550
Financials (10.9%)				Total Information Technology	1,055,698
1,700	AFLAC, Inc.	106,760
2,800	Bank of New York Mellon Corporation	105,924	Materials (4.6%)
4,200	Charles Schwab Corporation	86,268	1,400	Air Products and Chemicals, Inc.	138,404
400	Goldman Sachs Group, Inc.	69,960	1,900	Ecolab, Inc.	81,681
3,600	SEI Investments Company	84,672		Total Materials	220,085
1,250	T. Rowe Price Group, Inc.	70,588
	Total Financials	524,172	Utilities (3.2%)
			2,200	Questar Corporation	156,288
Health Care (17.6%)				Total Utilities	156,288
1,800	Coventry Health Care, Inc. #	54,756
1,300	Laboratory Corporation of America			Total Common Stock
	Holdings #	90,519		(cost $4,818,453)	4,617,995
3,400	Medtronic, Inc.	175,950
3,000	Novartis AG ADR	165,120
1,300	Pharmaceutical Product
	Development, Inc.	55,770
2,000	St. Jude Medical, Inc. #	81,760
2,300	Stryker Corporation	144,624
1,500	Varian Medical Systems, Inc. #	77,775
	Total Health Care	846,274

The accompanying Notes to Financial Statements are an integral part of this schedule.
140

Partner Socially Responsible Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Short-Term Investments (4.1%)	Rate (+)	Date	Value
195,990	Thrivent Money Market Portfolio	2.400%	N/A	$195,990
	Total Short-Term Investments (at amortized cost)			195,990
	Total Investments (cost $5,014,443) 100.0%			$4,813,985
	Other Assets and Liabilities, Net 0.0%			(858)
	Total Net Assets 100.0%			$4,813,127

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$99,155
Gross unrealized depreciation	(299,613)
Net unrealized appreciation (depreciation)	($200,458)
Cost for federal income tax purposes	$5,014,443

The accompanying Notes to Financial Statements are an integral part of this schedule.
141

Partner All Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (98.9%)	Value	Shares	Common Stock (98.9%)	Value
Consumer Discretionary (12.2%)			3,000	Gilead Sciences, Inc. #	$158,850
1,450	Amazon.com, Inc. #	$106,328	125	Intuitive Surgical, Inc. #	33,675
800	Bally Technologies, Inc. #	27,040		Total Health Care	367,342
225	Chipotle Mexican Grill, Inc. #	18,590
1,400	Coach, Inc. #	40,432	Industrials (16.9%)
1,000	Discovery Holding Company #	21,960	525	AGCO Corporation #	27,515
625	Fossil, Inc. #	18,169	650	AMETEK, Inc.	30,693
1,800	GameStop Corporation	72,720	550	Boeing Company	36,146
575	Guess ?, Inc.	21,534	650	Cummins, Inc.	42,588
2,000	NIKE, Inc.	119,220	475	Dryships, Inc.	38,086
1,000	Tiffany & Company	40,750	350	Dun & Bradstreet Corporation	30,674
775	Urban Outfitters, Inc. #	24,172	300	Eaton Corporation	25,491
600	WMS Industries, Inc. #	17,862	225	First Solar, Inc. #	61,384
1,300	Yum! Brands, Inc.	45,617	325	Fluor Corporation	60,476
	Total Consumer Discretionary	574,394	1,200	Honeywell International, Inc.	60,336
			400	Jacobs Engineering Group, Inc. #	32,280
Consumer Staples (0.6%)			625	Kennametal, Inc.	20,344
575	Coca-Cola Company	29,888	600	Manitowoc Company, Inc.	19,518
	Total Consumer Staples	29,888	575	Manpower, Inc.	33,488
			575	Parker-Hannifin Corporation	41,009
Energy (13.9%)			350	SPX Corporation	46,106
375	Apache Corporation	52,125	375	SunPower Corporation #	26,992
1,350	FMC Technologies, Inc. #	103,856	750	Terex Corporation #	38,528
600	Forest Oil Corporation #	44,700	775	Textron, Inc.	37,146
1,100	Halliburton Company	58,377	625	United Technologies Corporation	38,562
900	National Oilwell Varco, Inc. #	79,848	600	W.W. Grainger, Inc.	49,080
900	Noble Corporation	58,464		Total Industrials	796,442
500	Smith International, Inc.	41,570
700	Transocean, Inc. #	106,673	Information Technology (35.0%)
875	Weatherford International, Ltd. #	43,391	900	Akamai Technologies, Inc. #	31,311
625	Whiting Petroleum Corporation #	66,300	2,400	Altera Corporation	49,680
	Total Energy	655,304	675	Amphenol Corporation	30,294
			950	ANSYS, Inc. #	44,764
Financials (4.8%)			1,175	Apple Computer, Inc. #	196,742
1,000	Aon Corporation	45,940	225	Baidu.com, Inc. ADR #	70,416
150	BlackRock, Inc.	26,550	1,650	Cisco Systems, Inc. #	38,379
400	IntercontinentalExchange, Inc. #	45,600	800	CommScope, Inc. #	42,216
1,500	Knight Capital Group, Inc.	26,970	1,100	eBay, Inc. #	30,063
1,450	T. Rowe Price Group, Inc.	81,882	275	Equinix, Inc. #	24,536
	Total Financials	226,942	375	FactSet Research Systems, Inc.	21,135
			1,575	FLIR Systems, Inc. #	63,898
Health Care (7.8%)			375	Google, Inc. #	197,405
550	Biogen Idec, Inc. #	30,740	1,100	Linear Technology Corporation	35,827
1,000	BioMarin Pharmaceutical, Inc. #	28,980	2,000	Marvell Technology Group, Ltd. #	35,320
625	Charles River Laboratories		255	MasterCard, Inc.	67,708
	International, Inc. #	39,950	1,175	MEMC Electronic Materials, Inc.	72,310
725	Express Scripts, Inc. #	45,472	725	MICROS Systems, Inc. #	22,105
625	Gen-Probe, Inc. #	29,675	1,375	Microsoft Corporation	37,826

The accompanying Notes to Financial Statements are an integral part of this schedule.
142

Partner All Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (98.9%)	Value	Shares	Common Stock (98.9%)	Value
Information Technology — continued			Materials (4.9%)
1,500	NETAPP, Inc. #	$32,490	750	CF Industries Holdings, Inc.	$114,600
800	Nintendo Company, Ltd.	55,880	650	Nucor Corporation	48,536
2,000	Nokia Oyj ADR	49,000	325	Praxair, Inc.	30,628
2,200	Parametric Technology Corporation #	36,674	950	Steel Dynamics, Inc.	37,116
4,625	PMC-Sierra, Inc.	35,381		Total Materials	230,880
950	QUALCOMM, Inc.	42,152
1,600	Research in Motion, Ltd. #	187,040	Telecommunications Services (2.8%)
950	Teradata Corporation #	21,983	1,200	America Movil SA de CV ADR	63,300
1,150	Trimble Navigation, Ltd. #	41,055	675	Millicom Internation Cellular SA	69,862
1,000	Western Digital Corporation #	34,530		Total Telecommunications Services	133,162
	Total Information Technology	1,648,120
				Total Common Stock
				(cost $4,877,843)	4,662,474

		Interest	Maturity
Shares	Short-Term Investments (1.4%)	Rate (+)	Date	Value
65,451	Thrivent Money Market Portfolio	2.400%	N/A	$65,451
	Total Short-Term Investments (at amortized cost)			65,451
	Total Investments (cost $4,943,294) 100.3%			$4,727,925
	Other Assets and Liabilities, Net (0.3%)			(15,480)
	Total Net Assets 100.0%			$4,712,445

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$144,307
Gross unrealized depreciation	(359,676)
Net unrealized appreciation (depreciation)	($215,369)
Cost for federal income tax purposes	$4,943,294

The accompanying Notes to Financial Statements are an integral part of this schedule.
143

Partner All Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.5%)	Value	Shares	Common Stock (99.5%)	Value
Consumer Discretionary (5.7%)			Industrials (12.4%)
5,620	Cinemark Holdings, Inc.	$73,397	8,380	Aircastle, Ltd.	$70,476
1,590	Gaylord Entertainment Company	38,096	850	Atlas Air Worldwide Holdings, Inc. #	42,041
4,890	Liberty Global, Inc. #	148,460	10,880	Navios Maritime Holdings, Inc.	105,427
	Total Consumer Discretionary	259,953	2,510	Navistar International Corporation #	165,208
			1,670	Siemens AG ADR	183,917
Consumer Staples (5.4%)				Total Industrials	567,069
2,600	Coca-Cola Company	135,148
2,300	Philip Morris International, Inc.	113,597	Information Technology (6.7%)
	Total Consumer Staples	248,745	5,300	Lam Research Corporation #	191,595
			3,300	Varian Semiconductor Equipment
Energy (19.0%)				Associates, Inc. #	114,906
880	Alpha Natural Resources, Inc. #	91,775		Total Information Technology	306,501
5,060	Capital Product Partners, LP	100,390
2,100	Devon Energy Corporation	252,338	Materials (8.3%)
2,520	Exxon Mobil Corporation	222,088	980	Carpenter Technology Corporation	42,777
810	Halliburton Company	42,987	1,950	Eastman Chemical Company	134,277
1,190	Murphy Oil Corporation	116,680	660	FMC Corporation	51,110
740	Suncor Energy, Inc.	43,009	2,940	Lubrizol Corporation	136,210
	Total Energy	869,267	310	Teck Cominco, Ltd.	14,864
				Total Materials	379,238
Financials (22.3%)
1,170	American Express Company	44,074	Telecommunications Services (3.4%)
4,270	Citigroup, Inc.	71,565	4,580	AT&T, Inc.	154,300
4,930	Credit Suisse Group	223,378		Total Telecommunications
1,650	Everest Re Group, Ltd.	131,522		Services	154,300
1,290	Goldman Sachs Group, Inc.	225,621
2,030	Julius Baer Holding AG	136,131	Utilities (7.4%)
5,120	National Financial Partners	101,478	1,910	Exelon Corporation	171,824
4,387	UBS AG	90,635	2,030	FirstEnergy Corporation	167,130
	Total Financials	1,024,404		Total Utilities	338,954

Health Care (8.9%)				Total Common Stock
3,560	Abbott Laboratories	188,573		(cost $4,970,768)	4,556,487
590	Aetna, Inc.	23,913
2,260	Biodel, Inc. #	29,380
2,710	Medicines Company #	53,712
2,680	Orexigen Therapeutics, Inc. #	21,145
2,230	Schering-Plough Corporation	43,909
160	Skilled Healthcare Group, Inc. #	2,147
950	WellPoint, Inc. #	45,277
	Total Health Care	408,056

The accompanying Notes to Financial Statements are an integral part of this schedule.
144

Partner All Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Short-Term Investments (< 0.1%)	Rate (+)	Date	Value
49	Thrivent Money Market Portfolio	2.400%	N/A	$49
	Total Short-Term Investments (at amortized cost)			49
	Total Investments (cost $4,970,817) 99.5%			$4,556,536
	Other Assets and Liabilities, Net 0.5%			24,517
	Total Net Assets 100.0%			$4,581,053

Foreign Currency Forward	Contracts to	Settlement	Value on		Unrealized
Contracts (Purchases)	Deliver/Receive	Date	Settlement Date	Value	Gain/(Loss)
Swiss Franc	27,612	7/3/2008	$27,086	$27,028	($58)
Total Foreign Currency Forward
Contracts (Purchases)			$27,086	$27,028	($58)

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$110,852
Gross unrealized depreciation	(525,133)
Net unrealized appreciation (depreciation)	($414,281)
Cost for federal income tax purposes	$4,970,817

The accompanying Notes to Financial Statements are an integral part of this schedule.
145

Partner All Cap Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.6%)	Value	Shares	Common Stock (99.6%)	Value
Consumer Discretionary (8.2%)			3,500	CME Group, Inc.	$1,341,165
10,300	Abercrombie & Fitch Company	$645,604	6,400	Endurance Specialty Holdings, Ltd.	197,056
29,200	Coach, Inc. #	843,296	83,200	Federal National Mortgage Association	1,623,232
15,500	DISH Network Corporation #	453,840	4,700	Legg Mason, Inc.	204,779
19,000	J.C. Penney Company, Inc.		11,200	Lincoln National Corporation	507,584
	(Holding Company)	689,510	8,900	Nymex Holdings, Inc.	751,872
71,500	News Corporation	1,097,525	6,900	PartnerRe, Ltd.	476,997
19,600	Polo Ralph Lauren Corporation	1,230,488	39,700	People’s United Financial, Inc.	619,320
22,800	Staples, Inc.	541,500	18,600	PNC Financial Services Group, Inc.	1,062,060
16,200	Tiffany & Company	660,150	9,500	SunTrust Banks, Inc. *	344,090
73,100	Time Warner, Inc.	1,081,880		Total Financials	14,002,817
23,000	Viacom, Inc. #	702,420
	Total Consumer Discretionary	7,946,213	Health Care (11.5%)
			14,700	Barr Pharmaceuticals, Inc. #	662,676
Consumer Staples (10.1%)			13,600	Baxter International, Inc.	869,584
29,800	Altria Group, Inc.	612,688	13,200	Biogen Idec, Inc. #	737,748
7,900	Anheuser-Busch Companies, Inc.	490,748	14,200	CIGNA Corporation	502,538
41,100	Avon Products, Inc.	1,480,422	27,600	Covidien, Ltd.	1,321,764
20,200	Bunge, Ltd. *	2,175,338	9,400	Genentech, Inc. #	713,460
26,700	Coca-Cola Company	1,387,866	3,900	Johnson & Johnson	250,926
46,750	Great Atlantic & Pacific Tea		7,300	McKesson Corporation	408,143
	Company, Inc. #*	1,066,835	22,400	Medco Health Solutions, Inc. #	1,057,280
14,300	Kellogg Company	686,686	13,800	Medtronic, Inc.	714,150
12,700	Philip Morris International, Inc.	627,253	48,300	Pfizer, Inc.	843,801
21,700	Procter & Gamble Company	1,319,577	12,550	Thermo Fisher Scientific, Inc. #	699,412
	Total Consumer Staples	9,847,413	1,500	United Therapeutics Corporation #*	146,625
			26,900	Valeant Pharmaceuticals
Energy (17.3%)				International #*	460,259
45,700	Chesapeake Energy Corporation *	3,014,372	11,700	WellPoint, Inc. #	557,622
20,000	CONSOL Energy, Inc. *	2,247,400	24,600	Wyeth	1,179,816
17,600	Exxon Mobil Corporation	1,551,088		Total Health Care	11,125,804
27,420	Goodrich Petroleum Corporation #*	2,273,666
14,400	National Oilwell Varco, Inc. #	1,277,568	Industrials (9.8%)
3,600	Petrohawk Energy Corporation #	166,716	32,800	AGCO Corporation #*	1,719,048
41,000	Quicksilver Resources, Inc. #*	1,584,240	17,200	Bucyrus International, Inc.	1,255,944
64,200	Southwestern Energy Company #	3,056,562	26,000	Deere & Company	1,875,380
8,300	St. Mary Land & Exploration Company	536,512	3,600	General Dynamics Corporation	303,120
7,031	Transocean, Inc. #	1,071,454	37,400	General Electric Company	998,206
	Total Energy	16,779,578	14,000	Joy Global, Inc.	1,061,620
			15,160	Navistar International Corporation #	997,831
Financials (14.4%)			12,800	Raytheon Company	720,384
18,500	ACE, Ltd.	1,019,165	13,300	Textron, Inc.	637,469
11,800	American Express Company	444,506		Total Industrials	9,569,002
33,500	American International Group, Inc.	886,410
28,700	Annaly Capital Management, Inc.	445,137	Information Technology (16.6%)
31,900	Bank of America Corporation	761,453	22,220	Apple Computer, Inc. #	3,720,519
28,056	Bank of New York Mellon Corporation	1,061,358	19,480	Cisco Systems, Inc. #	453,105
400	Berkshire Hathaway, Inc. #	1,604,800	6,610	Google, Inc. #	3,479,636
13,300	Chubb Corporation	651,833	49,130	Hewlett-Packard Company	2,172,037

The accompanying Notes to Financial Statements are an integral part of this schedule.
146

Partner All Cap Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.6%)	Value	Shares	Common Stock (99.6%)	Value
Information Technology — continued			Telecommunications Services (3.5%)
67,440	Microsoft Corporation	$1,855,274	17,900	American Tower Corporation #	$756,275
177,000	Nuance Communications, Inc. #*	2,773,590	39,712	AT&T, Inc.	1,337,897
71,430	Oracle Corporation #	1,500,030	27,300	NII Holdings, Inc. #	1,296,477
5,640	Yahoo!, Inc. #	116,522		Total Telecommunications
	Total Information Technology	16,070,713		Services	3,390,649

Materials (4.1%)			Utilities (4.1%)
11,700	Albemarle Corporation	466,947	32,800	CMS Energy Corporation *	488,720
6,600	Ecolab, Inc.	283,734	3,600	Exelon Corporation	323,856
5,000	Monsanto Company	632,200	60,000	PPL Corporation	3,136,200
4,700	Mosaic Company #	680,090		Total Utilities	3,948,776
9,800	Nalco Holding Company	207,270
11,800	Nucor Corporation	881,106		Total Common Stock
8,600	Praxair, Inc.	810,464		(cost $95,808,826)	96,642,776
	Total Materials	3,961,811

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (12.4%)	Rate (+)	Date	Value
12,061,625	Thrivent Financial Securities Lending Trust	2.550%	N/A	$12,061,625
	Total Collateral Held for Securities Loaned
	(cost $12,061,625)			12,061,625

		Interest	Maturity
Shares	Short-Term Investments (1.8%)	Rate (+)	Date	Value
1,725,300	Thrivent Money Market Portfolio	2.400%	N/A	$1,725,300
	Total Short-Term Investments (at amortized cost)			1,725,300
	Total Investments (cost $109,595,751) 113.8%			$110,429,701
	Other Assets and Liabilities, Net (13.8%)			(13,423,491)
	Total Net Assets 100.0%			$97,006,210

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,184,196
Gross unrealized depreciation	(9,350,246)
Net unrealized appreciation (depreciation)	$833,950
Cost for federal income tax purposes	$109,595,751

The accompanying Notes to Financial Statements are an integral part of this schedule.
147

Large Cap Growth Portfolio II
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (94.9%)	Value	Shares	Common Stock (94.9%)	Value
Consumer Discretionary (8.7%)			7,550	Hologic, Inc. #	$164,590
4,700	Amazon.com, Inc. #	$344,651	8,750	Merck & Company, Inc.	329,788
3,900	Best Buy Company, Inc.	154,440	5,250	St. Jude Medical, Inc. #	214,620
7,300	General Motors Corporation *	83,950	17,248	Thermo Fisher Scientific, Inc. #	961,231
6,400	International Game Technology	159,872		Total Health Care	4,883,394
3,900	Las Vegas Sands Corporation #*	185,016
8,950	McDonald’s Corporation	503,169	Industrials (9.4%)
5,150	NIKE, Inc.	306,992	3,400	Danaher Corporation	262,820
1,700	Target Corporation	79,033	5,000	Deere & Company	360,650
5,900	Viacom, Inc. #	180,186	7,450	Emerson Electric Company	368,402
9,150	Yum! Brands, Inc.	321,074	1,550	Fluor Corporation	288,424
	Total Consumer Discretionary	2,318,383	3,250	Foster Wheeler, Ltd. #	237,738
			3,050	Honeywell International, Inc.	153,354
Consumer Staples (3.4%)			13,000	Northwest Airlines Corporation #*	86,580
1,500	Avon Products, Inc.	54,030	2,000	Precision Castparts Corporation	192,740
8,000	Coca-Cola Company	415,840	4,300	Union Pacific Corporation	324,650
3,200	Costco Wholesale Corporation	224,448	4,050	United Technologies Corporation	249,885
4,450	Philip Morris International, Inc.	219,786		Total Industrials	2,525,243
	Total Consumer Staples	914,104
			Information Technology (26.7%)
Energy (10.7%)			4,600	Accenture, Ltd.	187,312
3,200	Devon Energy Corporation	384,512	6,050	Adobe Systems, Inc. #*	238,310
3,100	Exxon Mobil Corporation	273,203	3,100	Altera Corporation	64,170
3,100	Occidental Petroleum Corporation	278,566	5,200	Apple Computer, Inc. #	870,688
6,900	Petroleo Brasileiro SA ADR	488,727	27,970	Cisco Systems, Inc. #	650,582
7,050	Schlumberger, Ltd.	757,382	3,100	Cognizant Technology Solutions
3,105	Transocean, Inc. #	473,171		Corporation #	100,781
3,000	XTO Energy, Inc.	205,530	7,150	Dell, Inc. #	156,442
	Total Energy	2,861,091	14,700	EMC Corporation #	215,943
			7,700	Foundry Networks, Inc.	91,014
Financials (7.1%)			1,550	Google, Inc. #	815,951
7,900	American International Group, Inc.	209,034	9,400	Hewlett-Packard Company	415,574
2,850	Goldman Sachs Group, Inc.	498,465	21,750	Intel Corporation	467,190
1,150	IntercontinentalExchange, Inc. #	131,100	4,450	Intersil Corporation	108,224
16,450	J.P. Morgan Chase & Company	564,400	16,250	Marvell Technology Group, Ltd. #	286,975
2,750	Nymex Holdings, Inc.	232,320	30,470	Microsoft Corporation	838,230
4,750	T. Rowe Price Group, Inc. *	268,232	8,200	Nokia Oyj ADR	200,900
	Total Financials	1,903,551	5,800	NVIDIA Corporation #	108,576
			9,290	Oracle Corporation #	195,090
Health Care (18.2%)			1,600	PMC-Sierra, Inc.	12,240
9,450	Abbott Laboratories	500,566	8,250	QUALCOMM, Inc.	366,052
4,450	Aetna, Inc.	180,358	3,800	Research in Motion, Ltd. #~	444,220
3,500	Allergan, Inc.	182,175	5,400	SanDisk Corporation #	100,980
10,950	Baxter International, Inc.	700,143	7,200	Symantec Corporation #	139,320
7,100	Express Scripts, Inc. #	445,312	3,512	VistaPrint, Ltd. #*	93,981
22,750	Gilead Sciences, Inc. #	1,204,611		Total Information Technology	7,168,745

The accompanying Notes to Financial Statements are an integral part of this schedule.
148

Large Cap Growth Portfolio II
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (94.9%)	Value	Shares	Common Stock (94.9%)	Value
Materials (8.7%)			Telecommunications Services (2.0%)
3,400	Air Products and Chemicals, Inc.	$336,124	5,750	Crown Castle International
4,000	Cia Vale do Rio Doce	143,280		Corporation #	$222,698
3,850	Freeport-McMoRan		6,800	NII Holdings, Inc. #	322,932
	Copper & Gold, Inc. *	451,182		Total Telecommunications
7,000	Monsanto Company ~	885,080		Services	545,630
2,250	Potash Corporation of
	Saskatchewan, Inc.	514,282		Total Common Stock
	Total Materials	2,329,948		(cost $22,986,350)	25,450,089

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (4.1%)	Rate (+)	Date	Value
1,084,049	Thrivent Financial Securities Lending Trust	2.550%	N/A	$1,084,049
	Total Collateral Held for Securities Loaned
	(cost $1,084,049)			1,084,049

		Interest	Maturity
Shares	Short-Term Investments (4.7%)	Rate (+)	Date	Value
1,264,234	Thrivent Money Market Portfolio	2.400%	N/A	$1,264,234
	Total Short-Term Investments (at amortized cost)			1,264,234
	Total Investments (cost $25,334,633) 103.7%			$27,798,372
	Other Assets and Liabilities, Net (3.7%)			(985,572)
	Total Net Assets 100.0%			$26,812,800

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)
Monsanto Company	5	$150	July 2008	($150)	$2,140
Research In Motion, Ltd.	8	155	July 2008	(64)	2,219
Total Call Options Written				($214)	$4,359

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

~ All or a portion of the security was earmarked as collateral to cover options.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,091,479
Gross unrealized depreciation	(1,627,740)
Net unrealized appreciation (depreciation)	$2,463,739
Cost for federal income tax purposes	$25,334,633

The accompanying Notes to Financial Statements are an integral part of this schedule.
149

Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (98.8%)	Value	Shares	Common Stock (98.8%)	Value
Consumer Discretionary (8.9%)			Financials (7.2%)
306,250	Amazon.com, Inc. #*	$22,457,312	148,000	American Express Company *	$5,575,160
256,200	American Eagle Outfitters, Inc.	3,492,006	412,600	American International Group, Inc. *	10,917,396
274,000	Best Buy Company, Inc. *	10,850,400	836,800	Charles Schwab Corporation	17,187,872
302,400	Burger King Holdings, Inc. *	8,101,296	172,350	Goldman Sachs Group, Inc.	30,144,015
306,100	Coach, Inc. #	8,840,168	57,950	IntercontinentalExchange, Inc. #	6,606,300
532,850	Comcast Corporation	10,108,164	636,150	J.P. Morgan Chase & Company	21,826,306
445,000	General Motors Corporation *	5,117,500	288,900	Janus Capital Group, Inc. *	7,647,183
355,600	International Game Technology	8,882,888	502,800	New York Community Bancorp, Inc. *	8,969,952
887,600	Interpublic Group of Companies, Inc. #	7,633,360	123,700	Northern Trust Corporation	8,482,109
220,900	J.C. Penney Company, Inc.		173,000	Nymex Holdings, Inc.	14,615,040
	(Holding Company)	8,016,461	95,300	NYSE Euronext	4,827,898
269,450	Las Vegas Sands Corporation #*	12,782,708	205,900	T. Rowe Price Group, Inc. *	11,627,173
353,850	Lowe’s Companies, Inc. *	7,342,388		Total Financials	148,426,404
409,100	McDonald’s Corporation	22,999,602
250,550	NIKE, Inc.	14,935,286	Health Care (17.0%)
130,200	Target Corporation *	6,052,998	457,800	Abbott Laboratories	24,249,666
246,800	Viacom, Inc. #	7,537,272	283,800	Aetna, Inc.	11,502,414
189,805	WMS Industries, Inc. #	5,650,495	230,150	Allergan, Inc.	11,979,308
326,700	Yum! Brands, Inc. *	11,463,903	489,196	Baxter International, Inc.	31,279,192
	Total Consumer Discretionary	182,264,207	324,650	Celgene Corporation #*	20,735,396
			253,650	Express Scripts, Inc. #*	15,908,928
Consumer Staples (6.9%)			301,700	Genentech, Inc. #	22,899,030
111,800	Avon Products, Inc.	4,027,036	242,415	Genzyme Corporation #	17,458,728
553,350	Coca-Cola Company	28,763,133	886,800	Gilead Sciences, Inc. #*	46,956,060
198,600	Costco Wholesale Corporation *	13,929,804	466,300	Hologic, Inc. #*	10,165,340
700,200	CVS/Caremark Corporation	27,706,914	27,800	Intuitive Surgical, Inc. #*	7,489,320
86,800	Energizer Holdings, Inc. #	6,344,212	203,400	McKesson Corporation	11,372,094
132,550	Molson Coors Brewing Company	7,201,442	520,650	Merck & Company, Inc.	19,623,298
239,350	Philip Morris International, Inc.	11,821,496	310,900	St. Jude Medical, Inc. #	12,709,592
329,000	Procter & Gamble Company	20,006,490	230,600	Stryker Corporation	14,500,128
384,550	Wal-Mart Stores, Inc.	21,611,710	478,300	Teva Pharmaceutical
	Total Consumer Staples	141,412,237		Industries, Ltd. ADR *	21,906,140
			585,208	Thermo Fisher Scientific, Inc. #	32,613,642
Energy (11.8%)			150,200	UnitedHealth Group, Inc.	3,942,750
277,000	Cameron International Corporation #	15,331,950	98,082	Waters Corporation #	6,326,289
168,600	Devon Energy Corporation	20,258,976	101,900	Wyeth	4,887,124
76,600	Exterran Holdings, Inc. #*	5,476,134		Total Health Care	348,504,439
225,600	Exxon Mobil Corporation	19,882,128
291,700	Halliburton Company *	15,480,519	Industrials (9.3%)
107,100	Holly Corporation	3,954,132	113,100	AGCO Corporation #*	5,927,571
118,500	National Oilwell Varco, Inc. #	10,513,320	356,600	BE Aerospace, Inc. #	8,305,214
169,900	Occidental Petroleum Corporation	15,267,214	60,100	Cummins, Inc.	3,937,752
356,100	Petroleo Brasileiro SA ADR	25,222,563	197,550	Danaher Corporation *	15,270,615
452,600	Schlumberger, Ltd.	48,622,818	287,100	Deere & Company	20,708,523
133,600	Suncor Energy, Inc.	7,764,832	392,100	Emerson Electric Company	19,389,345
178,835	Transocean, Inc. #	27,252,666	86,200	Fluor Corporation	16,040,096
117,100	Ultra Petroleum Corporation #*	11,499,220	192,050	Foster Wheeler, Ltd. #	14,048,458
227,500	XTO Energy, Inc.	15,586,025	193,400	Honeywell International, Inc.	9,724,152
	Total Energy	242,112,497	182,100	Lockheed Martin Corporation	17,965,986

The accompanying Notes to Financial Statements are an integral part of this schedule.
150

Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (98.8%)	Value	Shares	Common Stock (98.8%)	Value
Industrials — continued			60,900	PMC-Sierra, Inc.	$465,885
113,800	McDermott International, Inc. #	$7,043,082	579,650	QUALCOMM, Inc.	25,719,070
1,015,750	Northwest Airlines Corporation #*	6,764,895	256,400	Research in Motion, Ltd. #~	29,973,160
128,400	Precision Castparts Corporation	12,373,908	212,200	SanDisk Corporation #	3,968,140
197,700	Union Pacific Corporation	14,926,350	410,800	Seagate Technology	7,858,604
289,900	United Technologies Corporation	17,886,830	274,100	Symantec Corporation #	5,303,835
	Total Industrials	190,312,777	172,300	VistaPrint, Ltd. #*	4,610,748
				Total Information Technology	572,583,176
Information Technology (27.9%)
245,129	Accenture, Ltd. *	9,981,653	Materials (8.0%)
544,600	ADC Telecommunications, Inc.	8,043,742	185,600	Air Products and Chemicals, Inc.	18,348,416
451,240	Adobe Systems, Inc. #*	17,774,344	210,900	Cia Vale do Rio Doce *	7,554,438
118,800	Akamai Technologies, Inc. #	4,133,052	169,750	E.I. du Pont de Nemours
239,500	Altera Corporation	4,957,650		and Company *	7,280,578
387,750	Apple Computer, Inc. #	64,924,858	233,500	Freeport-McMoRan
2,212,300	Cisco Systems, Inc. #	51,458,098		Copper & Gold, Inc. *	27,363,865
168,200	Cognizant Technology Solutions		432,950	Monsanto Company ~	54,742,198
	Corporation #	5,468,182	135,300	Potash Corporation of
504,200	Dell, Inc. #*	11,031,896		Saskatchewan, Inc. *	30,925,521
142,970	Electronic Arts, Inc. #	6,352,157	227,200	Rockwood Holdings, Inc. #	7,906,560
1,118,100	EMC Corporation #*	16,424,889	51,700	United States Steel Corporation	9,553,126
434,700	Foundry Networks, Inc.	5,138,154		Total Materials	163,674,702
115,702	Google, Inc. #	60,907,847
683,750	Hewlett-Packard Company	30,228,588	Telecommunications Services (1.8%)
1,532,500	Intel Corporation	32,918,100	151,700	American Tower Corporation #	6,409,325
42,800	International Business Machines		246,800	Crown Castle International
	Corporation	5,073,084		Corporation #*	9,558,564
263,400	Intersil Corporation	6,405,888	60,100	Mobile Telesystems ADR	4,604,261
1,119,600	Marvell Technology Group, Ltd. #	19,772,136	319,950	NII Holdings, Inc. #	15,194,426
84,100	MasterCard, Inc. *	22,330,232		Total Telecommunications
126,100	MEMC Electronic Materials, Inc.	7,760,194		Services	35,766,576
2,172,900	Microsoft Corporation	59,776,479
253,200	Nice Systems, Ltd. ADR	7,487,124		Total Common Stock
549,250	Nokia Oyj ADR *	13,456,625		(cost $1,861,048,998)	2,025,057,015
421,475	NVIDIA Corporation #	7,890,012
713,750	Oracle Corporation #	14,988,750

The accompanying Notes to Financial Statements are an integral part of this schedule.
151

Large Cap Growth Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (17.4%)	Rate (+)	Date	Value
356,495,421	Thrivent Financial Securities Lending Trust	2.550%	N/A	$356,495,421
	Total Collateral Held for Securities Loaned
	(cost $356,495,421)			356,495,421

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (1.3%)	Rate (+)	Date	Value
$13,460,000	Amsterdam Funding Corporation	2.750%	7/1/2008	$13,460,000
12,476,257	Thrivent Money Market Portfolio	2.400	N/A	12,476,257
	Total Short-Term Investments (at amortized cost)			25,936,257
	Total Investments (cost $2,243,480,676) 117.5%			$2,407,488,693
	Other Assets and Liabilities, Net (17.5%)			(357,711,349)
	Total Net Assets 100.0%			$2,049,777,344

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)
Monsanto Company	184	$150	July 2008	($5,520)	$78,508
Research In Motion, Ltd.	320	155	July 2008	(2,560)	88,780
Total Call Options Written				($8,080)	$167,288

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

~ All or a portion of the security was earmarked as collateral to cover options.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$326,334,780
Gross unrealized depreciation	(162,326,763)
Net unrealized appreciation (depreciation)	$164,008,017
Cost for federal income tax purposes	$2,243,480,676

The accompanying Notes to Financial Statements are an integral part of this schedule.
152

Partner Growth Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value
Consumer Discretionary (8.8%)			8,600	Franklin Resources, Inc.	$788,190
13,400	Amazon.com, Inc. #*	$982,622	3,900	Goldman Sachs Group, Inc.	682,110
6,800	B2W Compania Global do Varejo	246,744	13,900	Moody’s Corporation *	478,716
22,909	Expedia, Inc. #*	421,067	7,000	Northern Trust Corporation	479,990
22,300	International Game Technology	557,054	20,500	Redecard SA	378,772
13,500	Las Vegas Sands Corporation #*	640,440	17,500	State Street Corporation *	1,119,825
13,600	Lojas Renner SA	268,929		Total Financials	6,472,346
51,400	McGraw-Hill Companies, Inc.	2,062,168
2,888	MGM MIRAGE #	97,874	Health Care (18.0%)
27,100	Naspers, Ltd.	589,592	27,800	Aetna, Inc.	1,126,734
6,900	NIKE, Inc.	411,309	4,600	Alcon, Inc.	748,834
2,000	Priceline.com, Inc. #*	230,920	14,700	Allergan, Inc.	765,135
26,900	Shaw Communications, Inc. *	547,684	6,600	Baxter International, Inc.	422,004
34,600	Yum! Brands, Inc. *	1,214,114	8,500	Becton, Dickinson and Company	691,050
	Total Consumer Discretionary	8,270,517	5,600	Celgene Corporation #	357,672
			19,300	CIGNA Corporation	683,027
Consumer Staples (6.8%)			17,300	Covidien, Ltd.	828,497
13,400	Costco Wholesale Corporation	939,876	15,200	Elan Corporation plc ADR *	540,360
52,237	CVS/Caremark Corporation	2,067,018	7,200	Express Scripts, Inc. #	451,584
7,310	Groupe Danone *	511,543	15,000	Genentech, Inc. #	1,138,500
9,250	Nestle SA	416,828	34,200	Gilead Sciences, Inc. #	1,810,890
12,300	PepsiCo, Inc.	782,157	9,900	Humana, Inc. #	393,723
16,037	Procter & Gamble Company	975,210	7,700	Laboratory Corporation of America
6,519	Reckitt Benckiser Group plc	329,228		Holdings #	536,151
16,100	SYSCO Corporation	442,911	10,000	McKesson Corporation	559,100
	Total Consumer Staples	6,464,771	19,400	Medco Health Solutions, Inc. #	915,680
			25,300	Medtronic, Inc.	1,309,275
Energy (12.4%)			13,000	St. Jude Medical, Inc. #	531,440
14,400	Baker Hughes, Inc.	1,257,696	11,500	Stryker Corporation	723,120
5,400	Chevron Corporation	535,302	25,300	WellPoint, Inc. #	1,205,798
7,800	EOG Resources, Inc.	1,023,360	20,500	Wyeth	983,180
16,500	Exxon Mobil Corporation	1,454,145	3,600	Zimmer Holdings, Inc. #	244,980
6,400	Murphy Oil Corporation	627,520		Total Health Care	16,966,734
17,400	Petroleo Brasileiro SA ADR	1,008,330
30,500	Schlumberger, Ltd.	3,276,616	Industrials (8.0%)
4,800	Smith International, Inc.	399,072	35,900	Danaher Corporation *	2,775,070
8,400	Spectra Energy Corporation	241,416	8,200	Deere & Company	591,466
8,100	Suncor Energy, Inc.	470,772	11,200	Expeditors International of
17,126	Total SA	1,457,832		Washington, Inc.	481,600
	Total Energy	11,752,061	12,400	Foster Wheeler, Ltd. #	907,060
			8,900	General Dynamics Corporation	749,380
Financials (6.8%)			16,500	General Electric Company	440,385
9,900	Assurant, Inc.	653,004	5,600	Joy Global, Inc.	424,648
2,100	BlackRock, Inc. *	371,700	10,800	McDermott International, Inc. #	668,412
62,200	Bovespa Holding SA	768,237	7,200	Union Pacific Corporation	543,600
1,200	CME Group, Inc.	459,828		Total Industrials	7,581,621
210,000	Dubai Financial Market	291,974

The accompanying Notes to Financial Statements are an integral part of this schedule.
153

Partner Growth Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.2%)	Value	Shares	Common Stock (99.2%)	Value

Information Technology (25.3%)			Materials (6.2%)
30,500	Accenture, Ltd. *	$1,241,960	33,087	BHP Billiton, Ltd.	$1,408,236
16,800	Apple Computer, Inc. #	2,812,992	6,800	Freeport-McMoRan Copper &
21,200	Autodesk, Inc. #	716,772		Gold, Inc.	796,892
26,400	Automatic Data Processing, Inc.	1,106,160	24,100	Kinross Gold Corporation	569,001
47,300	Cisco Systems, Inc. #	1,100,198	10,500	Monsanto Company	1,327,620
20,100	Corning, Inc.	463,305	2,300	Potash Corporation of
23,400	Dell, Inc. #	511,992		Saskatchewan, Inc.	525,711
10,200	Dolby Laboratories, Inc. #	411,060	13,100	Praxair, Inc.	1,234,544
13,700	Electronic Arts, Inc. #	608,691		Total Materials	5,862,004
25,200	EMC Corporation #	370,188
6,000	Google, Inc. #	3,158,520	Telecommunications Services (6.1%)
47,500	Hon Hai Precision Industry		24,400	America Movil SA de CV ADR *	1,287,100
	Company, Ltd.	470,374	28,300	American Tower Corporation #	1,195,675
20,500	Intel Corporation	440,340	41,600	Crown Castle International
24,500	Juniper Networks, Inc. #	543,410		Corporation #	1,611,168
60,700	Marvell Technology Group, Ltd. #	1,071,962	5,600	Leap Wireless International, Inc. #*	241,752
3,800	MasterCard, Inc. *	1,008,976	8,900	Metropcs Communications, Inc. #	157,619
10,600	McAfee, Inc. #	360,718	5,400	Mobile Telesystems ADR	413,694
74,075	Microsoft Corporation	2,037,803	10,900	Rogers Communications, Inc.	421,394
3,300	Nintendo Company, Ltd.	1,871,342	13,500	Vimpel-Communications ADR	400,680
21,400	QUALCOMM, Inc.	949,518		Total Telecommunications
78,800	Tencent Holdings, Ltd.	611,154		Services	5,729,082
24,400	VeriSign, Inc. #	922,320
10,000	Visa, Inc.	813,100	Utilities (0.8%)
12,800	Western Union Company	316,416	37,600	AES Corporation #	722,296
	Total Information Technology	23,919,271		Total Utilities	722,296

				Total Common Stock
				(cost $76,906,915)	93,740,703

The accompanying Notes to Financial Statements are an integral part of this schedule.
154

Partner Growth Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (11.3%)	Rate (+)	Date	Value
10,681,728	Thrivent Financial Securities Lending Trust	2.550%	N/A	$10,681,728
	Total Collateral Held for Securities Loaned
	(cost $10,681,728)			10,681,728

		Interest	Maturity
Shares	Short-Term Investments (0.4%)	Rate (+)	Date	Value
397,799	Thrivent Money Market Portfolio	2.400%	N/A	$397,799
	Total Short-Term Investments (at amortized cost)			397,799
	Total Investments (cost $87,986,442) 110.9%			$104,820,230
	Other Assets and Liabilities, Net (10.9%)			(10,342,752)
	Total Net Assets 100.0%			$94,477,478

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$21,393,038
Gross unrealized depreciation	(4,559,250)
Net unrealized appreciation (depreciation)	$16,833,788
Cost for federal income tax purposes	$87,986,442

The accompanying Notes to Financial Statements are an integral part of this schedule.
155

Large Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value
Consumer Discretionary (6.9%)			97,100	Ameriprise Financial, Inc.	$3,949,057
85,900	BorgWarner, Inc.	$3,812,242	444,650	Bank of America Corporation	10,613,796
488,850	Comcast Corporation	9,273,484	512,983	Bank of New York Mellon Corporation	19,406,147
166,100	General Motors Corporation *	1,910,150	90,600	Capital One Financial Corporation *	3,443,706
168,300	Home Depot, Inc. *	3,941,586	128,800	Chubb Corporation	6,312,488
114,900	McDonald’s Corporation	6,459,678	568,345	Citigroup, Inc. *	9,525,462
164,900	Omnicom Group, Inc. *	7,400,712	261,400	Discover Financial Services	3,442,638
445,300	Pacific Sunwear of California, Inc. #	3,798,409	25,900	Everest Re Group, Ltd.	2,064,489
340,900	Time Warner, Inc.	5,045,320	128,675	Federal Home Loan
386,100	Viacom, Inc. #	11,791,494		Mortgage Corporation	2,110,270
193,700	Walt Disney Company *	6,043,440	86,300	Federal National Mortgage Association	1,683,713
55,800	Whirlpool Corporation *	3,444,534	32,500	Goldman Sachs Group, Inc.	5,684,250
	Total Consumer Discretionary	62,921,049	32,415	Hartford Financial Services Group, Inc.	2,093,037
			664,600	Hudson City Bancorp, Inc.	11,085,528
Consumer Staples (10.8%)			59,700	iShares Nasdaq Biotechnology
268,600	Altria Group, Inc.	5,522,416		Index Fund *	4,587,348
312,700	ConAgra Foods, Inc.	6,028,856	480,652	J.P. Morgan Chase & Company	16,491,170
129,100	Costco Wholesale Corporation *	9,055,074	48,900	Lehman Brothers Holdings, Inc. *	968,709
226,100	CVS/Caremark Corporation	8,946,777	252,000	Marshall & Ilsley Corporation *	3,863,160
61,200	Diageo plc ADR	4,520,844	86,800	Merrill Lynch & Company, Inc. *	2,752,428
326,300	General Mills, Inc. *	19,829,251	147,800	Morgan Stanley *	5,331,146
109,845	Kimberly-Clark Corporation	6,566,534	94,300	Principal Financial Group, Inc. *	3,957,771
318,400	Kraft Foods, Inc.	9,058,480	117,800	Raymond James Financial, Inc. *	3,108,742
268,600	Philip Morris International, Inc.	13,266,154	538,100	Synovus Financial Corporation *	4,697,613
176,400	Unilever NV ADR	5,009,760	211,900	Travelers Companies, Inc.	9,196,460
193,300	Wal-Mart Stores, Inc.	10,863,460	174,200	U.S. Bancorp	4,858,438
	Total Consumer Staples	98,667,606	214,033	Wachovia Corporation	3,323,932
			454,400	Washington Federal, Inc. *	8,224,640
Energy (15.6%)			134,513	Washington Mutual, Inc. *	663,149
81,640	Apache Corporation	11,347,960	325,390	Wells Fargo & Company *	7,728,012
55,000	Baker Hughes, Inc.	4,803,700		Total Financials	173,997,565
212,866	Chevron Corporation	21,101,407
211,158	ConocoPhillips	19,931,204	Health Care (8.9%)
75,700	Devon Energy Corporation	9,096,112	249,300	Abbott Laboratories	13,205,421
257,899	Exxon Mobil Corporation	22,728,639	61,300	Aetna, Inc.	2,484,489
184,800	Halliburton Company *	9,807,336	130,300	Baxter International, Inc.	8,331,382
197,500	Nabors Industries, Ltd. #*	9,722,925	99,900	Eli Lilly and Company	4,611,384
64,400	Royal Dutch Shell plc ADR	5,262,124	220,725	Johnson & Johnson	14,201,446
79,100	Schlumberger, Ltd.	8,497,713	161,600	McKesson Corporation	9,035,056
120,700	Sunoco, Inc. *	4,911,283	114,400	Merck & Company, Inc.	4,311,736
118,400	Total SA ADR	10,095,968	510,500	Pfizer, Inc.	8,918,435
107,700	Valero Energy Corporation	4,435,086	215,800	Sanofi-Aventis ADR	7,171,034
	Total Energy	141,741,457	63,400	WellPoint, Inc. #	3,021,644
			116,200	Wyeth	5,572,952
Financials (19.1%)				Total Health Care	80,864,979
147,400	ACE, Ltd.	8,120,266
75,000	AFLAC, Inc.	4,710,000

The accompanying Notes to Schedule of Investments are an integral part of this schedule.
156

Large Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value
Industrials (9.8%)			Materials (5.8%)
307,200	AMR Corporation *	$1,572,864	170,995	Alcoa, Inc.	$6,090,842
59,800	Caterpillar, Inc. *	4,414,436	64,700	Broken Hill Proprietary, Ltd. *	5,511,793
104,200	Eaton Corporation	8,853,874	95,200	Dow Chemical Company	3,323,432
152,300	Emerson Electric Company	7,531,235	215,200	E.I. du Pont de Nemours
51,100	FedEx Corporation	4,026,169		and Company *	9,229,928
32,100	General Dynamics Corporation	2,702,820	108,240	International Paper Company	2,521,992
470,500	General Electric Company	12,557,645	349,300	MeadWestvaco Corporation	8,327,312
173,700	Honeywell International, Inc.	8,733,636	84,500	Praxair, Inc.	7,963,280
134,600	Lockheed Martin Corporation	13,279,636	224,800	Rockwood Holdings, Inc. #	7,823,040
320,300	Republic Services, Inc. *	9,512,910	49,400	Rohm and Haas Company *	2,294,136
193,400	Tyco International, Ltd.	7,743,736		Total Materials	53,085,755
142,700	United Technologies Corporation	8,804,590
	Total Industrials	89,733,551	Telecommunications Services (4.8%)
			626,523	AT&T, Inc.	21,107,560
Information Technology (13.2%)			271,500	Time Warner Telecom, Inc. #*	4,352,145
196,700	Accenture, Ltd. *	8,009,624	507,355	Verizon Communications, Inc. *	17,960,367
144,400	Amdocs, Ltd. #	4,248,248		Total Telecommunications
113,340	Applied Materials, Inc. *	2,163,661		Services	43,420,072
247,700	Automatic Data Processing, Inc. *	10,378,630
123,800	Cisco Systems, Inc. #	2,879,588	Utilities (3.1%)
180,000	Corning, Inc.	4,149,000	72,500	Entergy Corporation	8,734,800
120,200	F5 Networks, Inc. #*	3,416,084	100,100	Exelon Corporation	9,004,996
119,100	Hewitt Associates, Inc. #	4,565,103	128,100	FirstEnergy Corporation	10,546,473
259,700	Hewlett-Packard Company	11,481,337		Total Utilities	28,286,269
699,800	Intel Corporation	15,031,704
212,100	International Business			Total Common Stock
	Machines Corporation	25,140,213		(cost $902,620,342)	893,321,120
314,200	Microsoft Corporation	8,643,642
130,290	Nokia Oyj ADR *	3,192,105
175,300	Oracle Corporation #	3,681,300
173,904	Sybase, Inc. #*	5,116,256
250,300	Texas Instruments, Inc. *	7,048,448
40,700	Tyco Electronics, Ltd.	1,457,874
	Total Information Technology	120,602,817

The accompanying Notes to Schedule of Investments are an integral part of this schedule.
157

Large Cap Value Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (19.9%)	Rate (+)	Date	Value
181,383,559	Thrivent Financial Securities Lending Trust	2.550%	N/A	$181,383,559
	Total Collateral Held for Securities Loaned
	(cost $181,383,559)			181,383,559

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (1.9%)	Rate (+)	Date	Value
$15,595,000	Amsterdam Funding Corporation	2.750%	7/1/2008	$15,595,000
1,810,994	Thrivent Money Market Portfolio	2.400	N/A	1,810,994
	Total Short-Term Investments (at amortized cost)			17,405,994
	Total Investments (cost $1,101,409,895) 119.8%			$1,092,110,673
	Other Assets and Liabilities, Net (19.8%)			(180,644,900)
	Total Net Assets 100.0%			$911,465,773

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$111,779,636
Gross unrealized depreciation	(121,078,858)
Net unrealized appreciation (depreciation)	($9,299,222)
Cost for federal income tax purposes	$1,101,409,895

The accompanying Notes to Schedule of Investments are an integral part of this schedule.
158

Large Cap Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (97.1%)	Value	Shares	Common Stock (97.1%)	Value
Consumer Discretionary (7.2%)			46,200	Occidental Petroleum Corporation	$4,151,532
67,200	Amazon.com, Inc. #*	$4,927,776	101,900	Petroleo Brasileiro SA ADR	7,217,577
57,400	Best Buy Company, Inc.	2,273,040	29,000	Royal Dutch Shell plc ADR	2,369,590
218,482	Comcast Corporation	4,144,604	136,465	Schlumberger, Ltd.	14,660,435
217,800	General Motors Corporation *	2,504,700	53,900	Sunoco, Inc. *	2,193,191
50,000	Goodyear Tire & Rubber Company #	891,500	53,029	Total SA ADR	4,521,783
177,000	Home Depot, Inc. *	4,145,340	43,990	Transocean, Inc. #	6,703,636
94,650	International Game Technology	2,364,357	48,100	Valero Energy Corporation	1,980,758
55,850	Las Vegas Sands Corporation #*	2,649,524	43,900	XTO Energy, Inc.	3,007,589
196,400	McDonald’s Corporation	11,041,608		Total Energy	125,726,233
75,950	NIKE, Inc.	4,527,380
36,800	Nordstrom, Inc. *	1,115,040	Financials (14.7%)
74,700	Omnicom Group, Inc. *	3,352,536	66,600	ACE, Ltd.	3,668,994
198,200	Pacific Sunwear of California, Inc. #	1,690,646	34,000	AFLAC, Inc.	2,135,200
58,000	Pulte Homes, Inc. *	558,540	6,900	Allstate Corporation	314,571
24,300	Target Corporation *	1,129,707	20,000	American Express Company	753,400
112,087	Time Warner, Inc.	1,658,888	176,520	American International Group, Inc.	4,670,719
260,550	Viacom, Inc. #	7,957,197	83,320	Ameriprise Financial, Inc.	3,388,624
24,900	Whirlpool Corporation *	1,537,077	357,400	Bank of America Corporation	8,531,138
135,650	Yum! Brands, Inc. *	4,759,958	327,288	Bank of New York Mellon Corporation	12,381,305
	Total Consumer Discretionary	63,229,418	45,200	Capital One Financial Corporation *	1,718,052
			95,274	Chubb Corporation	4,669,379
Consumer Staples (8.1%)			267,774	Citigroup, Inc. *	4,487,892
171,681	Altria Group, Inc.	3,529,761	119,300	Discover Financial Services	1,571,181
21,550	Avon Products, Inc.	776,231	79,542	Federal National
117,800	Coca-Cola Company	6,123,244		Mortgage Association *	1,551,864
304,597	ConAgra Foods, Inc.	5,872,630	41,040	Goldman Sachs Group, Inc. *	7,177,896
135,950	Costco Wholesale Corporation	9,535,533	306,800	Hudson City Bancorp, Inc.	5,117,424
102,400	CVS/Caremark Corporation	4,051,968	16,050	IntercontinentalExchange, Inc. #	1,829,700
27,500	Diageo plc ADR	2,031,425	26,800	iShares Nasdaq Biotechnology
134,127	General Mills, Inc.	8,150,898		Index Fund *	2,059,312
170,046	Kraft Foods, Inc.	4,837,809	461,158	J.P. Morgan Chase & Company	15,822,331
30,200	Molson Coors Brewing Company	1,640,766	41,400	Loews Corporation	1,941,660
195,446	Philip Morris International, Inc.	9,653,078	180,500	Marshall & Ilsley Corporation *	2,767,065
92,000	Procter & Gamble Company	5,594,520	39,684	Merrill Lynch & Company, Inc. *	1,258,380
39,800	Sara Lee Corporation	487,550	79,400	MetLife, Inc. *	4,189,938
121,700	Unilever NV ADR	3,456,280	82,600	Morgan Stanley *	2,979,382
110,200	Wal-Mart Stores, Inc.	6,193,240	240,000	National City Corporation *	1,144,800
	Total Consumer Staples	71,934,933	41,050	Nymex Holdings, Inc.	3,467,904
			42,744	Principal Financial Group, Inc.	1,793,966
Energy (14.2%)			33,958	Prudential Financial, Inc. *	2,028,651
55,118	Apache Corporation	7,661,402	51,800	Raymond James Financial, Inc. *	1,367,002
37,600	Baker Hughes, Inc.	3,283,984	305,300	Synovus Financial Corporation *	2,665,269
177,430	ConocoPhillips	16,747,618	70,200	T. Rowe Price Group, Inc.	3,964,194
79,700	Devon Energy Corporation	9,576,752	149,156	Travelers Companies, Inc.	6,473,370
335,165	Exxon Mobil Corporation	29,538,089	194,499	Wachovia Corporation *	3,020,569
83,800	Halliburton Company *	4,447,266	202,400	Washington Federal, Inc. *	3,663,440
90,100	Nabors Industries, Ltd. #*	4,435,623	204,999	Wells Fargo & Company *	4,868,726
36,400	National Oilwell Varco, Inc. #	3,229,408		Total Financials	129,443,298

The accompanying Notes to Financial Statements are an integral part of this schedule.
159

Large Cap Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (97.1%)	Value	Shares	Common Stock (97.1%)	Value
Health Care (13.2%)			417,530	Cisco Systems, Inc. #	$9,711,748
341,159	Abbott Laboratories ‡	$18,071,192	44,800	Cognizant Technology Solutions
66,000	Aetna, Inc.	2,674,980		Corporation #	1,456,448
51,960	Allergan, Inc.	2,704,518	120,800	Corning, Inc.	2,784,440
156,033	Baxter International, Inc.	9,976,750	105,150	Dell, Inc. #*	2,300,682
45,800	Eli Lilly and Company	2,114,128	220,850	EMC Corporation #	3,244,286
103,826	Express Scripts, Inc. #*	6,511,967	52,800	F5 Networks, Inc. #*	1,500,576
324,590	Gilead Sciences, Inc. #	17,187,040	112,550	Foundry Networks, Inc.	1,330,341
113,300	Hologic, Inc. #*	2,469,940	22,371	Google, Inc. #	11,776,542
229,875	Johnson & Johnson	14,790,158	54,600	Hewitt Associates, Inc. #	2,092,818
146,794	McKesson Corporation	8,207,253	377,860	Hewlett-Packard Company	16,705,191
128,500	Merck & Company, Inc.	4,843,165	698,126	Intel Corporation	14,995,746
231,415	Pfizer, Inc.	4,042,820	178,158	International Business Machines
97,588	Sanofi-Aventis ADR	3,242,849		Corporation	21,117,068
78,450	St. Jude Medical, Inc. #	3,207,036	66,200	Intersil Corporation	1,609,984
254,422	Thermo Fisher Scientific, Inc. #	14,178,938	238,350	Marvell Technology Group, Ltd. #*	4,209,261
47,164	WellPoint, Inc. #	2,247,836	673,905	Microsoft Corporation	18,539,127
	Total Health Care	116,470,570	120,600	Nokia Oyj ADR	2,954,700
			83,900	NVIDIA Corporation #	1,570,608
Industrials (8.9%)			137,838	Oracle Corporation #*	2,894,598
194,400	AMR Corporation *	995,328	22,700	PMC-Sierra, Inc.	173,655
39,141	Caterpillar, Inc. *	2,889,389	117,930	QUALCOMM, Inc.	5,232,554
48,232	Danaher Corporation *	3,728,334	56,150	Research in Motion, Ltd. #~	6,563,935
74,588	Deere & Company	5,380,032	77,200	SanDisk Corporation #	1,443,640
47,200	Eaton Corporation	4,010,584	82,996	Sybase, Inc. #*	2,441,742
112,750	Emerson Electric Company	5,575,488	105,800	Symantec Corporation #	2,047,230
23,400	FedEx Corporation	1,843,686	113,200	Texas Instruments, Inc. *	3,187,712
23,450	Fluor Corporation	4,363,576	50,200	VistaPrint, Ltd. #*	1,343,352
48,600	Foster Wheeler, Ltd. #	3,555,090		Total Information Technology	174,440,752
172,939	General Electric Company	4,615,742
183,728	Honeywell International, Inc.	9,237,844	Materials (7.4%)
70,495	Lockheed Martin Corporation	6,955,037	50,527	Air Products and Chemicals, Inc.	4,995,099
205,400	Northwest Airlines Corporation #*	1,367,964	129,875	Alcoa, Inc.	4,626,148
29,437	Precision Castparts Corporation	2,836,844	29,600	Broken Hill Proprietary, Ltd. *	2,521,624
146,700	Republic Services, Inc. *	4,356,990	58,700	Cia Vale do Rio Doce	2,102,634
86,200	Tyco International, Ltd.	3,451,448	125,557	E.I. du Pont de Nemours
61,092	Union Pacific Corporation	4,612,446		and Company *	5,385,140
149,618	United Technologies Corporation	9,231,431	55,464	Freeport-McMoRan
	Total Industrials	79,007,253		Copper & Gold, Inc. *	6,499,826
			251,996	MeadWestvaco Corporation	6,007,585
Information Technology (19.7%)			100,463	Monsanto Company ~	12,702,542
187,406	Accenture, Ltd. *	7,631,172	31,900	Potash Corporation of
89,503	Adobe Systems, Inc. #*	3,525,523		Saskatchewan, Inc. *	7,291,383
46,500	Altera Corporation	962,550	101,959	Praxair, Inc.	9,608,616
66,200	Amdocs, Ltd. #	1,947,604	101,600	Rockwood Holdings, Inc. #	3,535,680
74,774	Apple Computer, Inc. #	12,520,159		Total Materials	65,276,277
110,400	Automatic Data Processing, Inc.	4,625,760

The accompanying Notes to Financial Statements are an integral part of this schedule.
160

Large Cap Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (97.1%)	Value	Shares	Common Stock (97.1%)	Value
Telecommunications Services (2.4%)			Utilities (1.3%)
283,100	AT&T, Inc. ‡	$9,537,639	41,500	DTE Energy Company	$1,761,260
81,450	Crown Castle International		279,682	Southern Company	9,766,495
	Corporation #	3,154,558		Total Utilities	11,527,755
99,709	NII Holdings, Inc. #	4,735,180
253,076	Time Warner Telecom, Inc. #*	4,056,808		Total Common Stock
	Total Telecommunications			(cost $853,658,126)	858,540,674
	Services	21,484,185

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (13.6%)	Rate (+)	Date	Value
120,440,382	Thrivent Financial Securities Lending Trust	2.550%	N/A	$120,440,382
	Total Collateral Held for Securities Loaned
	(cost $120,440,382)			120,440,382

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (2.2%)	Rate (+)	Date	Value
$3,500,000	Corporate Asset Finance Company, LLC	2.750%	7/1/2008	$3,500,000
500,000	Federal Home Loan Bank Discount Notes ‡	2.212	9/17/2008	497,604
100,000	Federal National Mortgage Association ‡	2.120	9/17/2008	99,541
15,041,325	Thrivent Money Market Portfolio	2.400	N/A	15,041,325
	Total Short-Term Investments (at amortized cost)			19,138,470
	Total Investments (cost $993,236,977) 112.9%			$998,119,526
	Other Assets and Liabilities, Net (12.9%)			(113,904,034)
	Total Net Assets 100.0%			$884,215,492

The accompanying Notes to Financial Statements are an integral part of this schedule.
161

Large Cap Stock Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
S&P 500 Index Futures	26	September 2008	$8,786,505	$8,327,150	($459,355)
Total Futures					($459,355)

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)
Monsanto Company	50	$150	July 2008	($1,500)	$21,781
Research In Motion, Ltd.	122	155	July 2008	(976)	33,848
Total Call Options Written				($2,476)	$55,629

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At June 30, 2008, $597,145 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $20,061,521 of investments were earmarked as collateral to cover open financial futures contracts.

~ All or a portion of the security was earmarked as collateral to cover options.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$105,204,877
Gross unrealized depreciation	(100,322,328)
Net unrealized appreciation (depreciation)	$4,882,549
Cost for federal income tax purposes	$993,236,977

The accompanying Notes to Financial Statements are an integral part of this schedule.
162

Large Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.8%)	Value	Shares	Common Stock (99.8%)	Value
Consumer Discretionary (8.1%)			65,400	Lowe’s Companies, Inc. *	$1,357,050
3,900	Abercrombie & Fitch Company	$244,452	18,768	Macy’s Group, Inc	364,475
13,800	Amazon.com, Inc. #*	1,011,954	13,400	Marriott International, Inc. *	351,616
6,200	Apollo Group, Inc. #	274,412	16,150	Mattel, Inc.	276,488
6,000	AutoNation, Inc. #	60,120	50,700	McDonald’s Corporation	2,850,354
1,900	AutoZone, Inc. #	229,919	14,400	McGraw-Hill Companies, Inc.	577,728
11,600	Bed Bath & Beyond, Inc. #	325,960	1,700	Meredith Corporation	48,093
15,425	Best Buy Company, Inc.	610,830	6,400	New York Times Company *	98,496
3,600	Big Lots, Inc. #*	112,464	12,373	Newell Rubbermaid, Inc.	207,743
2,700	Black & Decker Corporation	155,277	102,900	News Corporation	1,547,616
19,500	Carnival Corporation	642,720	17,000	NIKE, Inc.	1,013,370
30,472	CBS Corporation	593,899	7,800	Nordstrom, Inc.	236,340
5,500	Centex Corporation	73,535	12,200	Office Depot, Inc. #	133,468
22,200	Clear Channel Communications, Inc.	781,440	14,300	Omnicom Group, Inc. *	641,784
15,300	Coach, Inc. #	441,864	2,600	Polo Ralph Lauren Corporation	163,228
132,315	Comcast Corporation	2,510,016	9,500	Pulte Homes, Inc.	91,485
12,300	D.R. Horton, Inc.	133,455	5,900	RadioShack Corporation	72,393
6,250	Darden Restaurants, Inc.	199,625	3,132	Sears Holdings Corporation #*	230,703
2,500	Dillard’s, Inc. *	28,925	4,400	Sherwin-Williams Company	202,092
31,700	DIRECTV Group, Inc. #	821,347	2,600	Snap-On, Inc.	135,226
4,000	E.W. Scripps Company	166,160	3,500	Stanley Works	156,905
12,900	Eastman Kodak Company *	186,147	31,375	Staples, Inc.	745,156
9,300	Expedia, Inc. #*	170,934	32,500	Starbucks Corporation #	511,550
6,300	Family Dollar Stores, Inc.	125,622	8,300	Starwood Hotels & Resorts
100,211	Ford Motor Company #*	482,015		Worldwide, Inc.	332,581
6,900	Fortune Brands, Inc. *	430,629	34,800	Target Corporation *	1,617,852
7,200	GameStop Corporation	290,880	5,600	Tiffany & Company	228,200
10,200	Gannett Company, Inc.	221,034	159,950	Time Warner, Inc.	2,367,260
20,062	Gap, Inc.	334,434	19,000	TJX Companies, Inc. *	597,930
25,300	General Motors Corporation *	290,950	3,900	VF Corporation	277,602
7,300	Genuine Parts Company	289,664	28,272	Viacom, Inc. #	863,427
10,800	Goodyear Tire & Rubber Company #*	192,564	85,147	Walt Disney Company *	2,656,586
14,500	H&R Block, Inc.	310,300	270	Washington Post Company	158,463
10,600	Harley-Davidson, Inc. *	384,356	3,900	Wendy’s International, Inc.	106,158
2,600	Harman International Industries, Inc.	107,614	3,357	Whirlpool Corporation *	207,228
6,150	Hasbro, Inc.	219,678	7,872	Wyndham Worldwide Corporation	140,988
75,900	Home Depot, Inc.	1,777,578	21,180	Yum! Brands, Inc.	743,206
8,100	IAC InterActiveCorp #	156,168		Total Consumer Discretionary	40,491,834
13,800	International Game Technology	344,724
21,067	Interpublic Group of Companies, Inc. #	181,176	Consumer Staples (10.7%)
9,900	J.C. Penney Company, Inc.		93,600	Altria Group, Inc. ‡	1,924,416
	(Holding Company)	359,271	31,900	Anheuser-Busch Companies, Inc.	1,981,628
26,500	Johnson Controls, Inc.	760,020	28,768	Archer-Daniels-Midland Company	970,920
3,900	Jones Apparel Group, Inc.	53,625	19,100	Avon Products, Inc.	687,982
3,400	KB Home *	57,562	3,800	Brown-Forman Corporation *	287,166
13,700	Kohl’s Corporation #	548,548	9,600	Campbell Soup Company	321,216
7,400	Leggett & Platt, Inc. *	124,098	6,200	Clorox Company	323,640
6,300	Lennar Corporation *	77,742	89,300	Coca-Cola Company	4,641,814
13,404	Limited Brands, Inc.	225,857	12,900	Coca-Cola Enterprises, Inc.	223,170
4,200	Liz Claiborne, Inc.	59,430	22,700	Colgate-Palmolive Company	1,568,570

The accompanying Notes to Financial Statements are an integral part of this schedule.
163

Large Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.8%)	Value	Shares	Common Stock (99.8%)	Value

Consumer Staples — continued			39,000	Halliburton Company *	$2,069,730
21,800	ConAgra Foods, Inc.	$420,304	12,600	Hess Corporation *	1,589,994
8,700	Constellation Brands, Inc. #	172,782	31,668	Marathon Oil Corporation	1,642,619
19,400	Costco Wholesale Corporation	1,360,716	3,100	Massey Energy Company	290,625
63,844	CVS/Caremark Corporation	2,526,307	8,500	Murphy Oil Corporation	833,425
6,800	Dean Foods Company #	133,416	12,600	Nabors Industries, Ltd. #	620,298
5,100	Estee Lauder Companies, Inc.	236,895	18,600	National Oilwell Varco, Inc. #	1,650,192
15,000	General Mills, Inc.	911,550	12,000	Noble Corporation	779,520
14,100	H.J. Heinz Company	674,685	7,700	Noble Energy, Inc.	774,312
7,500	Hershey Company *	245,850	36,700	Occidental Petroleum Corporation	3,297,862
11,300	Kellogg Company	542,626	12,100	Peabody Energy Corporation	1,065,405
18,692	Kimberly-Clark Corporation	1,117,408	6,900	Range Resources Corporation	452,226
67,752	Kraft Foods, Inc.	1,927,544	5,000	Rowan Companies, Inc.	233,750
29,600	Kroger Company	854,552	53,300	Schlumberger, Ltd.	5,726,019
7,800	Loews Corporation - Carolina Group	539,448	9,000	Smith International, Inc.	748,260
5,700	McCormick & Company, Inc. *	203,262	15,300	Southwestern Energy Company #	728,433
6,300	Molson Coors Brewing Company	342,279	28,304	Spectra Energy Corporation	813,457
6,100	Pepsi Bottling Group, Inc.	170,312	5,200	Sunoco, Inc.	211,588
70,870	PepsiCo, Inc.	4,506,623	6,100	Tesoro Petroleum Corporation *	120,597
94,300	Philip Morris International, Inc.	4,657,477	14,207	Transocean, Inc. #	2,165,005
136,460	Procter & Gamble Company *	8,298,133	23,600	Valero Energy Corporation	971,848
7,700	Reynolds American, Inc.	359,359	30,400	Weatherford International, Ltd. #	1,507,536
19,600	Safeway, Inc.	559,580	26,100	Williams Companies, Inc.	1,052,091
31,600	Sara Lee Corporation	387,100	22,850	XTO Energy, Inc.	1,565,454
9,481	SUPERVALU, Inc.	292,868		Total Energy	80,879,813
26,900	SYSCO Corporation	740,019
12,200	Tyson Foods, Inc.	182,268	Financials (14.2%)
6,600	UST, Inc. *	360,426	14,900	ACE, Ltd.	820,841
44,300	Walgreen Company	1,440,193	21,200	AFLAC, Inc. ‡	1,331,360
104,000	Wal-Mart Stores, Inc.	5,844,800	24,582	Allstate Corporation	1,120,693
6,300	Whole Foods Market, Inc. *	149,247	9,100	American Capital Strategies, Ltd. *	216,307
9,575	William Wrigley Jr. Company	744,744	51,800	American Express Company ‡	1,951,306
	Total Consumer Staples	53,833,295	120,140	American International Group, Inc.	3,178,904
			9,900	Ameriprise Financial, Inc.	402,633
Energy (16.2%)			13,325	Aon Corporation	612,150
20,972	Anadarko Petroleum Corporation	1,569,544	4,011	Apartment Investment &
14,920	Apache Corporation	2,073,880		Management Company	136,615
13,800	Baker Hughes, Inc.	1,205,292	4,300	Assurant, Inc.	283,628
13,100	BJ Services Company	418,414	3,400	Avalonbay Communities, Inc.	303,144
4,200	Cabot Oil & Gas Corporation	284,466	199,018	Bank of America Corporation	4,750,560
9,700	Cameron International Corporation #	536,895	51,152	Bank of New York Mellon Corporation	1,935,080
21,500	Chesapeake Energy Corporation *	1,418,140	24,400	BB&T Corporation *	555,588
92,496	Chevron Corporation	9,169,128	5,400	Boston Properties, Inc. *	487,188
68,949	ConocoPhillips	6,508,096	16,773	Capital One Financial Corporation *	637,542
8,200	CONSOL Energy, Inc.	921,434	7,800	CB Richard Ellis Group, Inc. #	149,760
19,900	Devon Energy Corporation	2,391,184	41,525	Charles Schwab Corporation	852,924
31,418	El Paso Corporation *	683,027	16,300	Chubb Corporation	798,863
6,400	ENSCO International, Inc.	516,736	7,338	Cincinnati Financial Corporation	186,385
11,100	EOG Resources, Inc.	1,456,320	12,700	CIT Group, Inc. *	86,487
236,208	Exxon Mobil Corporation	20,817,011	243,339	Citigroup, Inc. *	4,078,362

The accompanying Notes to Financial Statements are an integral part of this schedule.
164

Large Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.8%)	Value	Shares	Common Stock (99.8%)	Value

Financials — continued			11,700	ProLogis Trust	$635,895
2,400	CME Group, Inc.	$919,656	19,500	Prudential Financial, Inc. *	1,164,930
6,750	Comerica, Inc.	173,002	5,500	Public Storage, Inc. *	444,345
26,100	Countrywide Financial Corporation *	110,925	31,077	Regions Financial Corporation *	339,050
5,300	Developers Diversified Realty		4,000	SAFECO Corporation	268,640
	Corporation	183,963	10,000	Simon Property Group, Inc. *	898,900
21,425	Discover Financial Services	282,167	20,900	SLM Corporation #	404,415
21,100	E*TRADE Financial Corporation #*	66,254	21,410	Sovereign Bancorp, Inc. *	157,578
12,100	Equity Residential REIT *	463,067	19,100	State Street Corporation *	1,222,209
28,900	Federal Home Loan		15,700	SunTrust Banks, Inc. *	568,654
	Mortgage Corporation	473,960	11,568	T. Rowe Price Group, Inc.	653,245
47,600	Federal National Mortgage Association	928,676	4,000	Torchmark Corporation	234,600
3,900	Federated Investors, Inc.	134,238	26,981	Travelers Companies, Inc.	1,170,975
25,694	Fifth Third Bancorp *	261,565	77,785	U.S. Bancorp	2,169,424
8,300	First Horizon National Corporation *	61,669	15,424	UnumProvident Corporation	315,421
7,000	Franklin Resources, Inc.	641,550	6,000	Vornado Realty Trust	528,000
12,000	General Growth Properties, Inc. *	420,360	95,593	Wachovia Corporation *	1,484,559
19,400	Genworth Financial, Inc.	345,514	47,353	Washington Mutual, Inc. *	233,450
17,600	Goldman Sachs Group, Inc.	3,078,240	147,600	Wells Fargo & Company *	3,505,500
14,100	Hartford Financial Services Group, Inc.	910,437	8,000	XL Capital, Ltd.	164,480
10,500	Health Care Property Investors, Inc.	334,005	4,800	Zions Bancorporation	151,152
23,300	Host Marriott Corporation *	318,045		Total Financials	71,077,385
23,200	Hudson City Bancorp, Inc.	386,976
16,371	Huntington Bancshares, Inc. *	94,461	Health Care (11.9%)
3,200	IntercontinentalExchange, Inc. #	364,800	69,000	Abbott Laboratories ‡	3,654,930
154,348	J.P. Morgan Chase & Company	5,295,680	21,696	Aetna, Inc.	879,339
6,500	Janus Capital Group, Inc. *	172,055	13,700	Allergan, Inc.	713,085
21,700	KeyCorp	238,266	7,200	AmerisourceBergen Corporation	287,928
11,300	Kimco Realty Corporation	390,076	48,640	Amgen, Inc. #‡	2,293,862
6,300	Legg Mason, Inc.	274,491	7,500	Applera Corporation
31,100	Lehman Brothers Holdings, Inc. *	616,091		(Applied Biosystems Group)	251,100
7,900	Leucadia National Corporation *	370,826	4,800	Barr Pharmaceuticals, Inc. #	216,384
11,594	Lincoln National Corporation	525,440	28,000	Baxter International, Inc.	1,790,320
16,200	Loews Corporation	759,780	10,900	Becton, Dickinson and Company	886,170
3,400	M&T Bank Corporation	239,836	13,100	Biogen Idec, Inc. #	732,159
22,900	Marsh & McLennan Companies, Inc.	607,995	60,150	Boston Scientific Corporation #	739,244
11,600	Marshall & Ilsley Corporation	177,828	88,500	Bristol-Myers Squibb Company	1,816,905
9,450	MBIA, Inc. *	41,486	4,400	C.R. Bard, Inc.	386,980
44,000	Merrill Lynch & Company, Inc. *	1,395,240	15,975	Cardinal Health, Inc.	823,990
31,800	MetLife, Inc.	1,678,086	19,500	Celgene Corporation #	1,245,465
5,600	MGIC Investment Corporation *	34,216	12,600	CIGNA Corporation	445,914
9,100	Moody’s Corporation *	313,404	6,800	Coventry Health Care, Inc. #*	206,856
49,450	Morgan Stanley	1,783,662	22,376	Covidien, Ltd.	1,071,587
34,000	National City Corporation *	162,180	44,200	Eli Lilly and Company	2,040,272
8,600	Northern Trust Corporation	589,702	11,200	Express Scripts, Inc. #*	702,464
11,800	NYSE Euronext	597,788	13,600	Forest Laboratories, Inc. #	472,464
7,700	Plum Creek Timber Company, Inc.	328,867	11,900	Genzyme Corporation #	857,038
15,500	PNC Financial Services Group, Inc.	885,050	41,200	Gilead Sciences, Inc. #	2,181,540
11,600	Principal Financial Group, Inc. *	486,852	7,080	Hospira, Inc. #	283,979
30,300	Progressive Corporation	567,216	7,600	Humana, Inc. #	302,252

The accompanying Notes to Financial Statements are an integral part of this schedule.
165

Large Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.8%)	Value	Shares	Common Stock (99.8%)	Value

Health Care — continued			5,800	Equifax, Inc.	$194,996
8,100	IMS Health, Inc.	$188,730	9,500	Expeditors International of
1,700	Intuitive Surgical, Inc. #	457,980		Washington, Inc. *	408,500
125,940	Johnson & Johnson	8,102,980	13,860	FedEx Corporation	1,092,029
11,000	King Pharmaceuticals, Inc. #	115,170	4,000	Fluor Corporation	744,320
5,000	Laboratory Corporation of America		17,800	General Dynamics Corporation	1,498,760
	Holdings #*	348,150	445,500	General Electric Company	11,890,394
12,342	McKesson Corporation	690,041	5,600	Goodrich Corporation	265,776
22,686	Medco Health Solutions, Inc. #	1,070,779	33,175	Honeywell International, Inc.	1,668,039
50,200	Medtronic, Inc.	2,597,850	17,800	Illinois Tool Works, Inc.	845,678
95,900	Merck & Company, Inc.	3,614,471	14,171	Ingersoll-Rand Company	530,421
2,500	Millipore Corporation #	169,650	8,100	ITT Corporation	512,973
13,600	Mylan Laboratories, Inc. #*	164,152	5,400	Jacobs Engineering Group, Inc. #	435,780
5,800	Patterson Companies, Inc. #	170,462	5,500	L-3 Communications Holdings, Inc.	499,785
5,300	PerkinElmer, Inc.	147,605	15,100	Lockheed Martin Corporation	1,489,766
302,353	Pfizer, Inc.	5,282,107	5,800	Manitowoc Company, Inc.	188,674
7,100	Quest Diagnostics, Inc. *	344,137	16,200	Masco Corporation	254,826
72,500	Schering-Plough Corporation	1,427,525	5,600	Monster Worldwide, Inc. #	115,416
15,184	St. Jude Medical, Inc. #	620,722	16,800	Norfolk Southern Corporation	1,052,856
10,700	Stryker Corporation	672,816	15,298	Northrop Grumman Corporation	1,023,436
21,400	Tenet Healthcare Corporation #	118,984	16,337	PACCAR, Inc. *	683,377
18,700	Thermo Fisher Scientific, Inc. #	1,042,151	5,400	Pall Corporation	214,272
54,900	UnitedHealth Group, Inc.	1,441,125	7,475	Parker-Hannifin Corporation	533,117
5,600	Varian Medical Systems, Inc. #	290,360	9,300	Pitney Bowes, Inc.	317,130
4,500	Waters Corporation #	290,250	6,200	Precision Castparts Corporation	597,494
4,700	Watson Pharmaceuticals, Inc. #*	127,699	9,500	R.R. Donnelley & Sons Company	282,055
23,500	WellPoint, Inc. #	1,120,010	18,900	Raytheon Company	1,063,692
59,600	Wyeth	2,858,416	7,100	Robert Half International, Inc.	170,187
10,350	Zimmer Holdings, Inc. #	704,318	6,600	Rockwell Automation, Inc.	288,618
	Total Health Care	59,460,867	7,200	Rockwell Collins, Inc.	345,312
			2,600	Ryder System, Inc.	179,088
Industrials (11.1%)			32,700	Southwest Airlines Company	426,408
31,500	3M Company	2,192,085	4,500	Terex Corporation #	231,165
15,100	Allied Waste Industries, Inc. #	190,562	11,100	Textron, Inc.	532,023
4,800	Avery Dennison Corporation	210,864	21,576	Tyco International, Ltd.	863,903
33,560	Boeing Company	2,205,563	23,100	Union Pacific Corporation	1,744,050
13,092	Burlington Northern		45,600	United Parcel Service, Inc. *	2,803,032
	Santa Fe Corporation	1,307,760	43,500	United Technologies Corporation	2,683,950
7,600	C.H. Robinson Worldwide, Inc.	416,784	2,900	W.W. Grainger, Inc.	237,220
27,500	Caterpillar, Inc. *	2,030,050	21,899	Waste Management, Inc.	825,811
5,800	Cintas Corporation	153,758		Total Industrials	55,522,005
7,800	Cooper Industries, Ltd.	308,100
18,100	CSX Corporation	1,136,861	Information Technology (16.4%)
9,100	Cummins, Inc.	596,232	23,800	Adobe Systems, Inc. #*	937,482
11,400	Danaher Corporation *	881,220	27,100	Advanced Micro Devices, Inc. #*	157,993
19,300	Deere & Company	1,392,109	4,300	Affiliated Computer Services, Inc. #	230,007
8,500	Dover Corporation	411,145	16,115	Agilent Technologies, Inc. #	572,727
7,400	Eaton Corporation	628,778	7,500	Akamai Technologies, Inc. #	260,925
34,900	Emerson Electric Company	1,725,805	13,400	Altera Corporation	277,380

The accompanying Notes to Financial Statements are an integral part of this schedule.
166

Large Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.8%)	Value	Shares	Common Stock (99.8%)	Value

Information Technology — continued			24,750	NVIDIA Corporation #	$463,320
13,000	Analog Devices, Inc.	$413,010	177,237	Oracle Corporation #*	3,721,977
39,400	Apple Computer, Inc. #	6,597,136	14,300	Paychex, Inc.	447,304
60,600	Applied Materials, Inc. *	1,156,854	5,900	QLogic Corporation #	86,081
10,000	Autodesk, Inc. #	338,100	72,300	QUALCOMM, Inc.	3,207,951
23,200	Automatic Data Processing, Inc.	972,080	10,000	SanDisk Corporation #	187,000
8,500	BMC Software, Inc. #	306,000	34,950	Sun Microsystems, Inc. #	380,256
20,000	Broadcom Corporation #	545,800	37,524	Symantec Corporation #*	726,089
17,412	CA, Inc.	402,043	17,800	Tellabs, Inc. #	82,770
4,057	CIENA Corporation #	94,001	8,000	Teradata Corporation #	185,120
263,900	Cisco Systems, Inc. #	6,138,314	7,700	Teradyne, Inc. #	85,239
8,200	Citrix Systems, Inc. #	241,162	59,100	Texas Instruments, Inc.	1,664,256
12,900	Cognizant Technology Solutions		8,900	Total System Services, Inc.	197,758
	Corporation #	419,379	21,376	Tyco Electronics, Ltd.	765,688
6,800	Computer Sciences Corporation #	318,512	15,900	Unisys Corporation #	62,805
11,700	Compuware Corporation #	111,618	8,700	VeriSign, Inc. #	328,860
5,500	Convergys Corporation #	81,730	33,080	Western Union Company	817,738
70,400	Corning, Inc.	1,622,720	40,200	Xerox Corporation	545,112
90,300	Dell, Inc. #*	1,975,764	12,500	Xilinx, Inc.	315,625
49,400	eBay, Inc. #	1,350,102	61,500	Yahoo!, Inc. #	1,270,590
14,200	Electronic Arts, Inc. #	630,906		Total Information Technology	82,025,036
22,500	Electronic Data Systems Corporation	554,400
92,386	EMC Corporation #	1,357,150	Materials (3.9%)
7,700	Fidelity National Information		9,400	Air Products and Chemicals, Inc.	929,284
	Services, Inc.	284,207	4,500	AK Steel Holding Corporation	310,500
7,300	Fiserv, Inc. #	331,201	36,464	Alcoa, Inc.	1,298,848
10,400	Google, Inc. #	5,474,768	4,569	Allegheny Technologies, Inc.	270,850
110,186	Hewlett-Packard Company	4,871,323	2,500	Ashland, Inc.	120,500
256,000	Intel Corporation	5,498,880	4,400	Ball Corporation	210,056
61,400	International Business		4,500	Bemis Company, Inc.	100,890
	Machines Corporation	7,277,742	41,593	Dow Chemical Company	1,452,012
14,400	Intuit, Inc. #	397,008	40,211	E.I. du Pont de Nemours
9,300	Jabil Circuit, Inc.	152,613		and Company	1,724,650
10,262	JDS Uniphase Corporation #	116,576	3,400	Eastman Chemical Company	234,124
23,500	Juniper Networks, Inc. #	521,230	7,800	Ecolab, Inc.	335,322
7,600	KLA-Tencor Corporation	309,396	17,096	Freeport-McMoRan
4,300	Lexmark International, Inc. #	143,749		Copper & Gold, Inc.	2,003,480
9,900	Linear Technology Corporation *	322,443	5,000	Hercules, Inc.	84,650
28,500	LSI Corporation #*	174,990	3,600	International Flavors & Fragrances, Inc.	140,616
10,200	MEMC Electronic Materials, Inc.	627,708	19,071	International Paper Company	444,354
8,300	Microchip Technology, Inc. *	253,482	7,781	MeadWestvaco Corporation	185,499
34,000	Micron Technology, Inc. #	204,000	24,578	Monsanto Company	3,107,642
358,000	Microsoft Corporation	9,848,580	20,248	Newmont Mining Corporation	1,056,136
6,200	Molex, Inc.	151,342	14,000	Nucor Corporation	1,045,380
100,790	Motorola, Inc.	739,799	5,800	Pactiv Corporation #	123,134
9,600	National Semiconductor Corporation *	197,184	7,300	PPG Industries, Inc.	418,801
15,400	NETAPP, Inc. #*	333,564	14,000	Praxair, Inc.	1,319,360
15,800	Novell, Inc. #	93,062	5,613	Rohm and Haas Company *	260,668
4,500	Novellus Systems, Inc. #	95,355	7,152	Sealed Air Corporation	135,960

The accompanying Notes to Financial Statements are an integral part of this schedule.
167

Large Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (99.8%)	Value	Shares	Common Stock (99.8%)	Value

Materials — continued			8,000	Constellation Energy Group, Inc.	$656,800
5,800	Sigma-Aldrich Corporation	$312,388	25,794	Dominion Resources, Inc. *	1,224,957
4,400	Titanium Metals Corporation *	61,556	7,300	DTE Energy Company	309,812
5,300	United States Steel Corporation	979,334	56,508	Duke Energy Corporation *	982,109
4,900	Vulcan Materials Company *	292,922	22,204	Dynegy, Inc. #	189,844
9,400	Weyerhaeuser Company	480,716	14,600	Edison International, Inc.	750,148
	Total Materials	19,439,632	8,600	Entergy Corporation	1,036,128
			29,324	Exelon Corporation	2,637,987
Telecommunications Services (3.3%)			13,600	FirstEnergy Corporation	1,119,688
17,700	American Tower Corporation #*	747,825	18,200	FPL Group, Inc.	1,193,556
265,539	AT&T, Inc. ‡	8,946,009	3,415	Integrys Energy Group, Inc.	173,584
4,700	CenturyTel, Inc.	167,273	2,000	Nicor, Inc.	85,180
14,500	Citizens Communications Company	164,430	12,309	NiSource, Inc.	220,577
6,601	Embarq Corporation	312,029	9,000	Pepco Holdings, Inc.	230,850
67,972	Qwest Communications		16,000	PG&E Corporation	635,040
	International, Inc. *	267,130	4,500	Pinnacle West Capital Corporation	138,465
127,420	Sprint Nextel Corporation	1,210,490	16,700	PPL Corporation	872,909
127,396	Verizon Communications, Inc.	4,509,818	11,720	Progress Energy, Inc.	490,248
20,007	Windstream Corporation *	246,886	22,700	Public Service Enterprise Group, Inc.	1,042,611
	Total Telecommunications		7,700	Questar Corporation	547,008
	Services	16,571,890	11,175	Sempra Energy	630,829
			34,300	Southern Company *	1,197,756
Utilities (4.0%)			9,400	TECO Energy, Inc.	202,006
30,000	AES Corporation #	576,300	19,305	Xcel Energy, Inc. *	387,451
7,500	Allegheny Energy, Inc.	375,825		Total Utilities	19,890,051
9,400	Ameren Corporation	396,962
17,960	American Electric Power Company, Inc.	722,531		Total Common Stock
14,673	CenterPoint Energy, Inc.	235,502		(cost $441,552,075)	499,191,808
10,100	CMS Energy Corporation *	150,490
12,200	Consolidated Edison, Inc.	476,898

The accompanying Notes to Financial Statements are an integral part of this schedule.
168

Large Cap Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (12.5%)	Rate (+)	Date	Value
62,742,137	Thrivent Financial Securities Lending Trust	2.550%	N/A	$62,742,137
	Total Collateral Held for Securities Loaned
	(cost $62,742,137)			62,742,137

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (0.4%)	Rate (+)	Date	Value
$900,000	Federal National Mortgage Association ‡	2.107%	9/17/2008	$895,903
1,002,208	Thrivent Money Market Portfolio	2.400	N/A	1,002,208
	Total Short-Term Investments (at amortized cost)			1,898,111
	Total Investments (cost $506,192,323) 112.7%			$563,832,056
	Other Assets and Liabilities, Net (12.7%)			(63,387,124)
	Total Net Assets 100.0%			$500,444,932

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
S&P 500 Index Futures	5	September 2008	$1,701,900	$1,601,375	($100,525)
Total Futures					($100,525)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At June 30, 2008, $895,903 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $20,064,243 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages, and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$148,061,674
Gross unrealized depreciation	(90,421,941)
Net unrealized appreciation (depreciation)	$57,639,733
Cost for federal income tax purposes	$506,192,323

The accompanying Notes to Financial Statements are an integral part of this schedule.
169

Equity Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (79.8%)	Value	Shares	Common Stock (79.8%)	Value
Consumer Discretionary (4.6%)			4,500	Royal Dutch Shell plc ADR	$367,695
2,000	Buckle, Inc.	$91,460	2,400	Schlumberger, Ltd.	257,832
9,800	Gannett Company, Inc.	212,366	7,400	Total SA ADR	630,998
8,900	General Motors Corporation	102,350		Total Energy	5,698,827
3,300	Genuine Parts Company	130,944
11,000	Home Depot, Inc.	257,620	Financials (22.9%)
7,000	Johnson Controls, Inc.	200,760	600	Acadia Realty Trust	13,890
400	Marriott International, Inc.	10,496	3,600	AFLAC, Inc. ‡	226,080
7,800	McDonald’s Corporation	438,516	600	Agree Realty Corporation	13,230
7,600	NIKE, Inc.	453,036	600	Alexandria Real Estate Equities, Inc.	58,404
700	Starwood Hotels & Resorts		1,400	AMB Property Corporation	70,532
	Worldwide, Inc.	28,049	600	American Campus Communities, Inc.	16,704
2,900	Target Corporation	134,821	1,000	Annaly Capital Management, Inc.	15,510
4,300	VF Corporation	306,074	900	Apartment Investment &
	Total Consumer Discretionary	2,366,492		Management Company	30,654
			2,100	Ashford Hospitality Trust	9,702
Consumer Staples (7.6%)			1,400	Avalonbay Communities, Inc. ‡	124,824
12,500	Altria Group, Inc. ‡	257,000	20,000	Bank of America Corporation ‡	477,400
2,500	Avon Products, Inc.	90,050	9,200	Bank of New York Mellon
7,000	Coca-Cola Company ‡	363,860		Corporation ‡~	348,036
3,600	Colgate-Palmolive Company	248,760	8,600	BB&T Corporation ‡	195,822
3,600	Costco Wholesale Corporation ‡	252,504	900	BioMed Realty Trust, Inc.	22,077
4,300	Diageo plc ADR	317,641	1,600	BOK Financial Corporation	85,520
6,500	General Mills, Inc. ~	395,005	2,050	Boston Properties, Inc. ‡	184,951
2,300	H.J. Heinz Company	110,055	900	Brandywine Realty Trust	14,184
3,200	Kimberly-Clark Corporation	191,296	600	BRE Properties, Inc.	25,968
9,900	Kraft Foods, Inc.	281,655	900	Brookfield Asset Management, Inc.	29,286
3,200	Molson Coors Brewing Company	173,856	2,550	Brookfield Properties Corporation	45,364
11,500	Philip Morris International, Inc.	567,985	700	Camden Property Trust	30,982
6,900	Procter & Gamble Company	419,589	500	CB Richard Ellis Group, Inc. #	9,600
5,500	Wal-Mart Stores, Inc.	309,100	18,000	Citigroup, Inc. ‡	301,680
	Total Consumer Staples	3,978,356	600	Colonial Properties Trust	12,012
			1,100	Corporate Office Properties Trust	37,763
Energy (11.0%)			1,700	Cullen/Frost Bankers, Inc.	84,745
3,700	Apache Corporation ~	514,300	1,800	DCT Industrial Trust, Inc.	14,904
6,700	BP plc ADR ‡	466,119	1,400	Developers Diversified Realty
6,700	Chevron Corporation ‡	664,171		Corporation	48,594
3,300	ConocoPhillips ‡	311,487	1,400	DiamondRock Hospitality Company	15,246
4,100	Devon Energy Corporation ‡	492,656	1,500	Digital Realty Trust, Inc.	61,365
6,300	Exxon Mobil Corporation ~	555,219	700	Douglas Emmett, Inc.	15,379
3,500	Halliburton Company	185,745	800	Duke Realty Corporation	17,960
6,500	Helmerich & Payne, Inc.	468,130	1,200	DuPont Fabros Technology, Inc.	22,368
6,900	Holly Corporation	254,748	350	Entertainment Properties Trust	17,304
9,300	Nabors Industries, Ltd. #	457,839	3,350	Equity Residential REIT	128,204
800	Occidental Petroleum Corporation	71,888	550	Essex Property Trust, Inc.	58,575
			4,300	Everest Re Group, Ltd.	342,753

The accompanying Notes to Financial Statements are an integral part of this schedule.
170

Equity Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (79.8%)	Value	Shares	Common Stock (79.8%)	Value
Financials — continued			15,200	People’s United Financial, Inc.	$237,120
1,300	Extra Space Storage, Inc.	$19,968	350	Plum Creek Timber Company, Inc.	14,948
10,400	Federal Home Loan		600	Post Properties, Inc.	17,850
	Mortgage Corporation	170,560	47,900	PowerShares Preferred Portfolio	827,233
5,500	Federal National Mortgage Association	107,305	3,600	Principal Financial Group, Inc.	151,092
900	Federal Realty Investment Trust	62,100	3,300	ProLogis Trust	179,355
4,300	FirstMerit Corporation	70,133	1,900	Public Storage, Inc.	153,501
450	Forest City Enterprises	14,499	1,300	Realty Income Corporation	29,588
2,900	General Growth Properties, Inc.	101,587	1,000	Regency Centers Corporation	59,120
8,900	Glacier Bancorp, Inc.	142,311	1,200	Senior Housing Property Trust	23,436
2,000	Goldman Sachs Group, Inc. ~	349,800	3,500	Simon Property Group, Inc.	314,615
3,900	Hartford Financial Services Group, Inc.	251,823	900	SL Green Realty Corporation	74,448
1,900	Health Care Property Investors, Inc.	60,439	8,600	SPDR DJ Wilshire International Real
900	Health Care REIT, Inc.	40,050		Estate ETF	403,598
450	Healthcare Realty Trust, Inc.	10,696	1,100	Strategic Hotel Capital, Inc.	10,307
600	Highwoods Properties, Inc.	18,852	800	Sunstone Hotel Investors, Inc.	13,280
350	Home Properties, Inc.	16,821	22,500	Synovus Financial Corporation	196,425
450	Hospitality Properties Trust	11,007	800	Tanger Factory Outlet Centers, Inc.	28,744
6,600	Host Marriott Corporation	90,090	1,000	Taubman Centers, Inc.	48,650
13,600	Hudson City Bancorp, Inc.	226,848	18,200	U.S. Bancorp	507,598
1,000	Inland Real Estate Corporation	14,420	1,300	UDR, Inc.	29,094
20,400	iShares S&P U.S. Preferred Stock		2,200	Ventas, Inc.	93,654
	Index Fund	814,572	1,950	Vornado Realty Trust	171,600
700	iSTAR Financial, Inc.	9,247	8,900	Washington Federal, Inc.	161,090
16,600	J.P. Morgan Chase & Company	569,546	550	Weingarten Realty Investors	16,676
450	Kilroy Realty Corporation	21,164		Total Financials	11,925,462
3,250	Kimco Realty Corporation	112,190
900	LaSalle Hotel Properties	22,617	Health Care (6.1%)
900	Liberty Property Trust	29,835	9,700	Abbott Laboratories ~	513,809
6,500	Lincoln National Corporation	294,580	4,600	AstraZeneca plc	195,638
1,000	Macerich Company	62,130	3,100	Baxter International, Inc. ~	198,214
600	Mack-Cali Realty Corporation	20,502	7,300	Bristol-Myers Squibb Company ‡	149,869
9,300	Mercury General Corporation	434,496	2,500	Capital Senior Living Corporation	18,850
4,200	Merrill Lynch & Company, Inc.	133,182	3,800	Eli Lilly and Company	175,408
550	Mid-America Apartment		5,900	Johnson & Johnson	379,606
	Communities, Inc.	28,072	3,300	McKesson Corporation	184,503
1,700	Mission West Properties, Inc.	18,632	5,100	Medtronic, Inc.	263,925
2,200	Monmouth Real Estate Investment		16,300	Pfizer, Inc.	284,761
	Corporation	14,080	5,600	Sanofi-Aventis ADR	186,088
7,900	Morgan Stanley	284,953	6,500	Teva Pharmaceutical Industries,
1,400	National Retail Properties, Inc.	29,260		Ltd. ADR	297,700
1,600	Nationwide Health Properties, Inc.	50,384	7,200	Wyeth	345,312
14,200	Old Republic International Corporation	168,128		Total Health Care	3,193,683
1,400	Omega Healthcare Investors, Inc.	23,310
900	One Liberty Properties, Inc.	14,679

The accompanying Notes to Financial Statements are an integral part of this schedule.
171

Equity Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (79.8%)	Value	Shares	Common Stock (79.8%)	Value
Industrials (8.7%)			Telecommunications Services (4.0%)
3,900	3M Company	$271,401	5,100	America Movil SA de CV ADR	$269,025
6,100	Caterpillar, Inc. ‡	450,302	30,500	AT&T, Inc. ‡	1,027,547
14,678	Courier Corporation	294,734	25,000	Time Warner Telecom, Inc. #	400,750
4,800	Danaher Corporation	371,040	10,400	Verizon Communications, Inc.	368,160
7,000	Emerson Electric Company ‡	346,150		Total Telecommunications
4,300	General Dynamics Corporation ~	362,060		Services	2,065,482
25,900	General Electric Company	691,271
3,300	Honeywell International, Inc.	165,924	Utilities (3.4%)
15,400	Masco Corporation	242,242	19,000	Atmos Energy Corporation ‡	523,830
7,500	Pitney Bowes, Inc.	255,750	11,900	Black Hills Corporation ‡	381,514
7,600	Republic Services, Inc.	225,720	5,000	National Fuel Gas Company	297,400
4,300	Tyco International, Ltd.	172,172	7,600	Progress Energy, Inc.	317,908
4,500	United Technologies Corporation	277,650	3,700	Questar Corporation	262,848
10,200	Waste Management, Inc.	384,642		Total Utilities	1,783,500
	Total Industrials	4,511,058
				Total Common Stock
Information Technology (7.3%)				(cost $45,259,255)	41,465,629
10,100	Accenture, Ltd.	411,272
8,600	Automatic Data Processing, Inc. ‡	360,340
6,300	Hewlett-Packard Company	278,523
23,900	Intel Corporation	513,372	Shares	Preferred Stock (2.2%)	Value
5,900	International Business Machines		1,700	Bank of America Corporation	$42,177
	Corporation	699,327	6,045	Federal Home Loan
13,800	Microsoft Corporation	379,638		Mortgage Corporation	146,894
14,400	Nokia Oyj ADR	352,800	6,000	Federal National Mortgage Association	137,700
8,700	Paychex, Inc.	272,136	6,100	Lehman Brothers Holdings, Inc.	124,135
9,400	Plexus Corporation #	260,192	6,000	Merrill Lynch & Company, Inc.	139,200
7,000	Taiwan Semiconductor Manufacturing		6,500	MetLife, Inc.	139,100
	Company, Ltd. ADR	76,370	3,100	Prudential Financial, Inc.	77,190
6,100	Texas Instruments, Inc.	171,776	6,000	US Bancorp	152,280
	Total Information Technology	3,775,746	1,565	Wachovia Corporation	35,087
			5,995	Xcel Energy, Inc.	147,897
Materials (4.2%)				Total Preferred Stock
4,100	Air Products and Chemicals, Inc. ‡	405,326		(cost $1,209,174)	1,141,660
3,200	Broken Hill Proprietary, Ltd. ‡	272,608
4,500	E.I. du Pont de Nemours and Company	193,005
2,000	Monsanto Company	252,880
4,800	Nucor Corporation	358,416
1,600	PPG Industries, Inc.	91,792
3,700	Praxair, Inc.	348,688
4,600	Rohm and Haas Company	213,624
600	Weyerhaeuser Company	30,684
	Total Materials	2,167,023

The accompanying Notes to Financial Statements are an integral part of this schedule.
172

Equity Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (1.4%)	Rate	Date	Value
$150,000	American International Group, Inc. ~	8.175%	5/15/2038	$141,166
100,000	Bank of America Corporation	8.000	1/30/2018	93,687
100,000	Citigroup Capital XXI	8.300	12/21/2037	94,433
45,000	Citigroup, Inc.	8.400	4/30/2018	42,777
150,000	J.P. Morgan Chase & Company	7.900	4/30/2018	140,646
100,000	Wachovia Corporation	7.980	3/15/2018	91,840
150,000	Wells Fargo Capital XIII	7.700	3/26/2013	149,107
	Total Long-Term Fixed Income (cost $805,692)			753,656

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (16.2%)	Rate (+)	Date	Value
$4,055,000	Federal Home Loan Bank	2.000%	7/1/2008	$4,055,000
500,000	Federal National Mortgage Association ‡	2.100	9/17/2008	497,743
3,898,824	Thrivent Money Market Portfolio	2.400	N/A	3,898,824
	Total Short-Term Investments (at amortized cost)			8,451,567
	Total Investments (cost $55,725,688) 99.6%			$51,812,512
	Other Assets and Liabilities, Net 0.4%			207,066
	Total Net Assets 100.0%			$52,019,578

The accompanying Notes to Financial Statements are an integral part of this schedule.
173

Equity Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
S&P 500 Index Mini-Futures	121	September 2008	$8,223,215	$7,750,655	($472,560)
Total Futures					($472,560)

	Number of	Exercise	Expiration		Unrealized
Call Options Written	Contracts	Price	Date	Value	Gain/(Loss)
S&P 500 Mini-Futures	20	$1,340	July 2008	($4,400)	$10,295
S&P 500 Mini-Futures	20	1,350	July 2008	(2,850)	12,345
Total Call Options Written				($7,250)	$22,640

# Non-income producing security.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At June 30, 2008, $497,743 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $8,254,421 of investments were earmarked as collateral to cover open financial futures contracts.

~ All or a portion of the security was earmarked as collateral to cover options.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

ETF — Exchange Traded Fund.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$481,498
Gross unrealized depreciation	(4,394,674)
Net unrealized appreciation (depreciation)	$3,913,176
Cost for federal income tax purposes	$55,725,688

The accompanying Notes to Financial Statements are an integral part of this schedule.
174

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (65.3%)	Value	Shares	Common Stock (65.3%)	Value
Consumer Discretionary (5.3%)			6,962	Limited Brands, Inc.	$117,310
2,000	Abercrombie & Fitch Company	$125,360	2,200	Liz Claiborne, Inc.	31,130
7,200	Amazon.com, Inc. #±	527,976	34,300	Lowe’s Companies, Inc. *	711,725
3,200	Apollo Group, Inc. #	141,632	9,800	Macy’s Group, Inc	190,316
3,100	AutoNation, Inc. #	31,062	7,000	Marriott International, Inc.	183,680
1,000	AutoZone, Inc. #	121,010	8,525	Mattel, Inc.	145,948
6,100	Bed Bath & Beyond, Inc. #	171,410	26,500	McDonald’s Corporation	1,489,830
8,075	Best Buy Company, Inc.	319,770	7,500	McGraw-Hill Companies, Inc.	300,900
1,900	Big Lots, Inc. #*	59,356	900	Meredith Corporation	25,461
1,400	Black & Decker Corporation	80,514	3,400	New York Times Company *	52,326
10,200	Carnival Corporation	336,192	6,526	Newell Rubbermaid, Inc.	109,572
15,962	CBS Corporation	311,099	53,900	News Corporation	810,656
2,900	Centex Corporation	38,773	8,900	NIKE, Inc.	530,529
11,700	Clear Channel Communications, Inc.	411,840	4,100	Nordstrom, Inc.	124,230
8,000	Coach, Inc. #±	231,040	6,400	Office Depot, Inc. #	70,016
69,365	Comcast Corporation	1,315,854	7,500	Omnicom Group, Inc. *	336,600
6,400	D.R. Horton, Inc.	69,440	1,400	Polo Ralph Lauren Corporation	87,892
3,300	Darden Restaurants, Inc.	105,402	5,000	Pulte Homes, Inc.	48,150
1,300	Dillard’s, Inc. *	15,041	3,100	RadioShack Corporation	38,037
16,600	DIRECTV Group, Inc. #	430,106	1,680	Sears Holdings Corporation #*	123,749
2,100	E.W. Scripps Company	87,234	2,300	Sherwin-Williams Company	105,639
6,800	Eastman Kodak Company *	98,124	1,300	Snap-On, Inc.	67,613
4,900	Expedia, Inc. #	90,062	1,800	Stanley Works	80,694
3,300	Family Dollar Stores, Inc.	65,802	16,400	Staples, Inc.	389,500
52,488	Ford Motor Company #*	252,467	17,000	Starbucks Corporation #	267,580
3,600	Fortune Brands, Inc.	224,676	4,400	Starwood Hotels & Resorts
3,800	GameStop Corporation	153,520		Worldwide, Inc. *	176,308
5,400	Gannett Company, Inc.	117,018	18,200	Target Corporation *	846,118
10,500	Gap, Inc.	175,035	2,900	Tiffany & Company	118,175
13,300	General Motors Corporation *	152,950	83,750	Time Warner, Inc.	1,239,500
3,800	Genuine Parts Company	150,784	9,900	TJX Companies, Inc.	311,553
5,600	Goodyear Tire & Rubber Company #*	99,848	2,000	VF Corporation	142,360
7,600	H&R Block, Inc.	162,640	14,862	Viacom, Inc. #	453,885
5,500	Harley-Davidson, Inc. *	199,430	44,587	Walt Disney Company ±	1,391,114
1,400	Harman International Industries, Inc.	57,946	130	Washington Post Company	76,297
3,200	Hasbro, Inc. ±	114,304	2,100	Wendy’s International, Inc.	57,162
39,700	Home Depot, Inc. *	929,774	1,758	Whirlpool Corporation *	108,521
4,200	IAC InterActiveCorp #	80,976	4,132	Wyndham Worldwide Corporation	74,004
7,200	International Game Technology	179,856	11,120	Yum! Brands, Inc.	390,201
11,089	Interpublic Group of Companies, Inc. #	95,365		Total Consumer Discretionary	21,194,716
5,200	J.C. Penney Company, Inc.
	(Holding Company)	188,708	Consumer Staples (7.0%)
13,900	Johnson Controls, Inc.	398,652	49,000	Altria Group, Inc. ±	1,007,440
2,000	Jones Apparel Group, Inc.	27,500	16,700	Anheuser-Busch Companies, Inc.	1,037,404
1,800	KB Home *	30,474	15,041	Archer-Daniels-Midland Company	507,634
7,200	Kohl’s Corporation #	288,288	10,000	Avon Products, Inc. ±	360,200
3,900	Leggett & Platt, Inc. *	65,403	2,000	Brown-Forman Corporation *	151,140
3,300	Lennar Corporation *	40,722	5,000	Campbell Soup Company	167,300

The accompanying Notes to Financial Statements are an integral part of this schedule.
175

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (65.3%)	Value	Shares	Common Stock (65.3%)	Value

Consumer Staples — continued			4,300	CONSOL Energy, Inc.	$483,191
3,200	Clorox Company	$167,040	10,400	Devon Energy Corporation ±	1,249,664
46,800	Coca-Cola Company ±	2,432,664	16,486	El Paso Corporation *	358,406
6,700	Coca-Cola Enterprises, Inc.	115,910	3,400	ENSCO International, Inc.	274,516
11,900	Colgate-Palmolive Company	822,290	5,800	EOG Resources, Inc.	760,960
11,400	ConAgra Foods, Inc.	219,792	123,672	Exxon Mobil Corporation	10,899,217
4,600	Constellation Brands, Inc. #	91,356	20,400	Halliburton Company *	1,082,628
10,100	Costco Wholesale Corporation	708,414	6,600	Hess Corporation *	832,854
33,505	CVS/Caremark Corporation	1,325,793	16,622	Marathon Oil Corporation	862,183
3,600	Dean Foods Company #	70,632	1,600	Massey Energy Company	150,000
2,700	Estee Lauder Companies, Inc.	125,415	4,400	Murphy Oil Corporation	431,420
7,800	General Mills, Inc.	474,006	6,600	Nabors Industries, Ltd. #	324,918
7,350	H.J. Heinz Company	351,698	9,700	National Oilwell Varco, Inc. #	860,584
3,900	Hershey Company *	127,842	6,300	Noble Corporation	409,248
5,900	Kellogg Company	283,318	4,000	Noble Energy, Inc.	402,240
9,780	Kimberly-Clark Corporation	584,648	19,200	Occidental Petroleum Corporation	1,725,312
35,460	Kraft Foods, Inc.	1,008,837	6,400	Peabody Energy Corporation	563,520
15,500	Kroger Company	447,485	3,600	Range Resources Corporation	235,944
4,100	Loews Corporation - Carolina Group	283,556	2,600	Rowan Companies, Inc.	121,550
3,000	McCormick & Company, Inc.	106,980	27,900	Schlumberger, Ltd.	2,997,297
3,300	Molson Coors Brewing Company	179,289	4,700	Smith International, Inc.	390,758
3,200	Pepsi Bottling Group, Inc.	89,344	8,000	Southwestern Energy Company #	380,880
37,120	PepsiCo, Inc.	2,360,461	14,821	Spectra Energy Corporation	425,956
49,400	Philip Morris International, Inc.	2,439,866	2,700	Sunoco, Inc.	109,863
71,492	Procter & Gamble Company	4,347,429	3,200	Tesoro Petroleum Corporation *	63,264
4,000	Reynolds American, Inc.	186,680	7,460	Transocean, Inc. #	1,136,829
10,300	Safeway, Inc.	294,065	12,400	Valero Energy Corporation	510,632
16,500	Sara Lee Corporation	202,125	15,900	Weatherford International, Ltd. #	788,481
4,969	SUPERVALU, Inc.	153,492	13,700	Williams Companies, Inc.	552,247
14,100	SYSCO Corporation	387,891	11,950	XTO Energy, Inc.	818,694
6,400	Tyson Foods, Inc.	95,616		Total Energy	42,340,086
3,500	UST, Inc. *	191,135
23,200	Walgreen Company	754,232	Financials (9.3%)
54,500	Wal-Mart Stores, Inc. ±	3,062,900	7,800	ACE, Ltd.	429,702
3,300	Whole Foods Market, Inc. *	78,177	11,100	AFLAC, Inc. ±	697,080
5,025	William Wrigley Jr. Company	390,844	12,896	Allstate Corporation ±	587,929
	Total Consumer Staples	28,192,340	4,700	American Capital Strategies, Ltd. *	111,719
			27,100	American Express Company ±	1,020,857
Energy (10.6%)			63,002	American International Group, Inc. ±	1,667,033
10,936	Anadarko Petroleum Corporation	818,450	5,240	Ameriprise Financial, Inc.	213,111
7,768	Apache Corporation ±	1,079,752	6,950	Aon Corporation	319,283
7,220	Baker Hughes, Inc. ±	630,595	2,105	Apartment Investment &
6,900	BJ Services Company	220,386		Management Company	71,696
2,200	Cabot Oil & Gas Corporation	149,006	2,200	Assurant, Inc.	145,112
5,100	Cameron International Corporation #	282,285	1,800	Avalonbay Communities, Inc.	160,488
11,300	Chesapeake Energy Corporation *	745,348	104,207	Bank of America Corporation ±	2,487,421
48,474	Chevron Corporation	4,805,228	26,801	Bank of New York Mellon
36,082	ConocoPhillips	3,405,780		Corporation ±	1,013,882

The accompanying Notes to Financial Statements are an integral part of this schedule.
176

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (65.3%)	Value	Shares	Common Stock (65.3%)	Value

Financials — continued			4,800	Moody’s Corporation *	$165,312
12,800	BB&T Corporation *	$291,456	25,890	Morgan Stanley	933,852
2,800	Boston Properties, Inc. *	252,616	17,800	National City Corporation *	84,906
8,765	Capital One Financial Corporation	333,158	4,500	Northern Trust Corporation ±	308,565
4,100	CB Richard Ellis Group, Inc. #	78,720	6,200	NYSE Euronext	314,092
21,725	Charles Schwab Corporation	446,232	4,000	Plum Creek Timber Company, Inc.	170,840
8,600	Chubb Corporation	421,486	8,100	PNC Financial Services Group, Inc.	462,510
3,851	Cincinnati Financial Corporation	97,815	6,100	Principal Financial Group, Inc. *	256,017
6,600	CIT Group, Inc. *	44,946	15,900	Progressive Corporation	297,648
127,489	Citigroup, Inc. ±	2,136,716	6,100	ProLogis Trust	331,535
1,300	CME Group, Inc.	498,147	10,200	Prudential Financial, Inc. *	609,348
3,500	Comerica, Inc.	89,705	2,900	Public Storage, Inc. *	234,291
13,698	Countrywide Financial Corporation *	58,216	16,300	Regions Financial Corporation	177,833
2,800	Developers Diversified Realty		2,100	SAFECO Corporation	141,036
	Corporation	97,188	5,300	Simon Property Group, Inc. *	476,417
11,195	Discover Financial Services	147,438	10,900	SLM Corporation #	210,915
11,100	E*TRADE Financial Corporation #*	34,854	11,280	Sovereign Bancorp, Inc. *	83,021
6,300	Equity Residential REIT ±	241,101	10,000	State Street Corporation	639,900
15,100	Federal Home Loan Mortgage Corporation	247,640	8,200	SunTrust Banks, Inc. *	297,004
24,900	Federal National Mortgage Association	485,799	6,100	T. Rowe Price Group, Inc.	344,467
2,000	Federated Investors, Inc.	68,840	2,100	Torchmark Corporation	123,165
13,516	Fifth Third Bancorp *	137,593	14,125	Travelers Companies, Inc.	613,025
4,400	First Horizon National Corporation	32,692	40,721	U.S. Bancorp ±	1,135,709
3,700	Franklin Resources, Inc.	339,105	8,058	UnumProvident Corporation	164,786
6,300	General Growth Properties, Inc. *	220,689	3,200	Vornado Realty Trust	281,600
10,100	Genworth Financial, Inc.	179,881	50,023	Wachovia Corporation *	776,857
9,200	Goldman Sachs Group, Inc.	1,609,080	24,781	Washington Mutual, Inc. *	122,170
7,400	Hartford Financial Services Group, Inc.	477,818	77,320	Wells Fargo & Company	1,836,350
5,500	Health Care Property Investors, Inc.	174,955	4,200	XL Capital, Ltd.	86,352
12,200	Host Marriott Corporation	166,530	2,500	Zions Bancorporation	78,725
12,200	Hudson City Bancorp, Inc.	203,496		Total Financials	37,254,874
8,616	Huntington Bancshares, Inc. *	49,714
1,700	IntercontinentalExchange, Inc. #	193,800	Health Care (7.8%)
80,824	J.P. Morgan Chase & Company	2,773,073	36,100	Abbott Laboratories ±	1,912,217
3,400	Janus Capital Group, Inc.	89,998	11,356	Aetna, Inc.	460,259
11,400	KeyCorp	125,172	7,200	Allergan, Inc. ±	374,760
5,900	Kimco Realty Corporation *	203,668	3,800	AmerisourceBergen Corporation	151,962
3,300	Legg Mason, Inc.	143,781	25,452	Amgen, Inc. #±	1,200,316
16,300	Lehman Brothers Holdings, Inc.	322,903	4,000	Applera Corporation (Applied
4,100	Leucadia National Corporation	192,454		Biosystems Group)	133,920
6,111	Lincoln National Corporation	276,951	2,500	Barr Pharmaceuticals, Inc. #	112,700
8,500	Loews Corporation	398,650	14,700	Baxter International, Inc.	939,918
1,800	M&T Bank Corporation	126,972	5,700	Becton, Dickinson and Company	463,410
12,000	Marsh & McLennan Companies, Inc.	318,600	6,830	Biogen Idec, Inc. #	381,729
6,100	Marshall & Ilsley Corporation	93,513	31,550	Boston Scientific Corporation #	387,750
5,000	MBIA, Inc. *	21,950	46,400	Bristol-Myers Squibb Company ±	952,592
23,100	Merrill Lynch & Company, Inc. *	732,501	2,300	C.R. Bard, Inc.	202,285
16,600	MetLife, Inc.	875,982	8,375	Cardinal Health, Inc.	431,982
2,900	MGIC Investment Corporation *	17,719	10,200	Celgene Corporation #	651,474

The accompanying Notes to Financial Statements are an integral part of this schedule.
177

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (65.3%)	Value	Shares	Common Stock (65.3%)	Value

Health Care — continued			3,100	Cintas Corporation	$82,181
6,600	CIGNA Corporation ±	$233,574	4,100	Cooper Industries, Ltd.	161,950
3,550	Coventry Health Care, Inc. #*	107,991	9,500	CSX Corporation	596,695
11,715	Covidien, Ltd.	561,031	4,800	Cummins, Inc.	314,496
23,200	Eli Lilly and Company	1,070,912	6,000	Danaher Corporation	463,800
5,900	Express Scripts, Inc. #	370,048	10,100	Deere & Company	728,513
7,100	Forest Laboratories, Inc. #	246,654	4,400	Dover Corporation	212,828
6,300	Genzyme Corporation #	453,726	3,900	Eaton Corporation	331,383
21,600	Gilead Sciences, Inc. #	1,143,720	18,300	Emerson Electric Company	904,935
3,730	Hospira, Inc. #	149,610	3,000	Equifax, Inc. ±	100,860
4,000	Humana, Inc. #	159,080	5,000	Expeditors International of
4,200	IMS Health, Inc.	97,860		Washington, Inc.	215,000
900	Intuitive Surgical, Inc. #	242,460	7,240	FedEx Corporation	570,440
66,006	Johnson & Johnson	4,246,826	2,100	Fluor Corporation	390,768
5,733	King Pharmaceuticals, Inc. #	60,025	9,300	General Dynamics Corporation	783,060
2,600	Laboratory Corporation of America		233,400	General Electric Company ‡	6,229,446
	Holdings #*	181,038	2,900	Goodrich Corporation	137,634
6,480	McKesson Corporation	362,297	17,337	Honeywell International, Inc.	871,704
11,810	Medco Health Solutions, Inc. #	557,432	9,300	Illinois Tool Works, Inc.	441,843
26,300	Medtronic, Inc.	1,361,025	7,443	Ingersoll-Rand Company	278,591
50,300	Merck & Company, Inc.	1,895,807	4,300	ITT Corporation	272,319
1,300	Millipore Corporation #	88,218	2,900	Jacobs Engineering Group, Inc. #	234,030
7,100	Mylan Laboratories, Inc. #*	85,697	2,900	L-3 Communications Holdings, Inc.	263,523
3,000	Patterson Companies, Inc. #	88,170	7,900	Lockheed Martin Corporation	779,414
2,800	PerkinElmer, Inc.	77,980	3,000	Manitowoc Company, Inc.	97,590
158,351	Pfizer, Inc.	2,766,392	8,500	Masco Corporation	133,705
3,700	Quest Diagnostics, Inc. *	179,339	2,900	Monster Worldwide, Inc. #	59,769
38,000	Schering-Plough Corporation	748,220	8,800	Norfolk Southern Corporation	551,496
7,980	St. Jude Medical, Inc. #	326,222	8,006	Northrop Grumman Corporation	535,601
5,600	Stryker Corporation	352,128	8,550	PACCAR, Inc. *	357,646
11,250	Tenet Healthcare Corporation #	62,550	2,800	Pall Corporation	111,104
9,800	Thermo Fisher Scientific, Inc. #	546,154	3,950	Parker-Hannifin Corporation	281,714
28,800	UnitedHealth Group, Inc.	756,000	4,900	Pitney Bowes, Inc.	167,090
2,900	Varian Medical Systems, Inc. #	150,365	3,300	Precision Castparts Corporation	318,021
2,300	Waters Corporation #	148,350	5,000	R.R. Donnelley & Sons Company	148,450
2,400	Watson Pharmaceuticals, Inc. #*	65,208	9,900	Raytheon Company	557,172
12,300	WellPoint, Inc. #	586,218	3,700	Robert Half International, Inc.	88,689
31,200	Wyeth	1,496,352	3,400	Rockwell Automation, Inc.	148,682
5,390	Zimmer Holdings, Inc. #	366,790	3,800	Rockwell Collins, Inc.	182,248
	Total Health Care	31,148,743	1,300	Ryder System, Inc.	89,544
			17,180	Southwest Airlines Company	224,027
Industrials (7.3%)			2,300	Terex Corporation #	118,151
16,500	3M Company	1,148,235	5,800	Textron, Inc.	277,994
7,900	Allied Waste Industries, Inc. #	99,698	11,315	Tyco International, Ltd.	453,053
2,500	Avery Dennison Corporation	109,825	12,100	Union Pacific Corporation	913,550
17,628	Boeing Company ±	1,158,512	23,900	United Parcel Service, Inc. *	1,469,133
6,892	Burlington Northern		22,800	United Technologies Corporation	1,406,760
	Santa Fe Corporation	688,442	1,500	W.W. Grainger, Inc.	122,700
4,000	C.H. Robinson Worldwide, Inc.	219,360	11,530	Waste Management, Inc.	434,796
14,400	Caterpillar, Inc.	1,063,008		Total Industrials	29,101,178

The accompanying Notes to Financial Statements are an integral part of this schedule.
178

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (65.3%)	Value	Shares	Common Stock (65.3%)	Value
Information Technology (10.7%)			187,500	Microsoft Corporation ±	$5,158,125
12,400	Adobe Systems, Inc. #±	$488,436	3,250	Molex, Inc.	79,332
14,200	Advanced Micro Devices, Inc. #*	82,786	52,821	Motorola, Inc.	387,706
2,300	Affiliated Computer Services, Inc. #	123,027	5,100	National Semiconductor Corporation *	104,754
8,463	Agilent Technologies, Inc. #	300,775	8,000	NETAPP, Inc. #*	173,280
3,900	Akamai Technologies, Inc. #	135,681	8,300	Novell, Inc. #	48,887
7,000	Altera Corporation	144,900	2,300	Novellus Systems, Inc. #	48,737
6,800	Analog Devices, Inc.	216,036	12,950	NVIDIA Corporation #	242,424
20,600	Apple Computer, Inc. #±	3,449,264	92,859	Oracle Corporation #*	1,950,039
31,700	Applied Materials, Inc. *	605,153	7,550	Paychex, Inc.	236,164
5,200	Autodesk, Inc. #±	175,812	3,100	QLogic Corporation #	45,229
12,100	Automatic Data Processing, Inc.	506,990	37,900	QUALCOMM, Inc.	1,681,623
4,500	BMC Software, Inc. #±	162,000	5,300	SanDisk Corporation #	99,110
10,450	Broadcom Corporation #	285,180	18,275	Sun Microsystems, Inc. #	198,832
9,175	CA, Inc.	211,851	19,672	Symantec Corporation #	380,653
2,114	CIENA Corporation #	48,981	9,300	Tellabs, Inc. #	43,245
138,300	Cisco Systems, Inc. #±	3,216,858	4,200	Teradata Corporation #	97,188
4,300	Citrix Systems, Inc. #	126,463	4,000	Teradyne, Inc. #	44,280
6,800	Cognizant Technology Solutions		31,000	Texas Instruments, Inc.	872,960
	Corporation #	221,068	4,600	Total System Services, Inc.	102,212
3,500	Computer Sciences Corporation #	163,940	11,215	Tyco Electronics, Ltd.	401,721
6,100	Compuware Corporation #	58,194	8,300	Unisys Corporation #	32,785
2,900	Convergys Corporation #	43,094	4,600	VeriSign, Inc. #	173,880
36,900	Corning, Inc.	850,545	17,362	Western Union Company	429,189
47,300	Dell, Inc. #±	1,034,924	21,000	Xerox Corporation	284,760
25,900	eBay, Inc. #	707,847	6,500	Xilinx, Inc.	164,125
7,500	Electronic Arts, Inc. #	333,225	32,200	Yahoo!, Inc. #	665,252
11,800	Electronic Data Systems Corporation	290,752		Total Information Technology	42,940,215
48,424	EMC Corporation #	711,349
4,000	Fidelity National Information		Materials (2.5%)
	Services, Inc.	147,640	4,900	Air Products and Chemicals, Inc.	484,414
3,850	Fiserv, Inc. #	174,674	2,400	AK Steel Holding Corporation	165,600
5,400	Google, Inc. #	2,842,668	19,064	Alcoa, Inc. ±	679,060
57,761	Hewlett-Packard Company	2,553,614	2,381	Allegheny Technologies, Inc.	141,146
134,100	Intel Corporation	2,880,468	1,300	Ashland, Inc.	62,660
32,200	International Business Machines		2,300	Ball Corporation	109,802
	Corporation	3,816,666	2,300	Bemis Company, Inc.	51,566
7,500	Intuit, Inc. #	206,775	21,777	Dow Chemical Company ±	760,235
4,900	Jabil Circuit, Inc.	80,409	21,119	E.I. du Pont de Nemours and Company	905,794
5,400	JDS Uniphase Corporation #	61,344	1,800	Eastman Chemical Company	123,948
12,300	Juniper Networks, Inc. #	272,814	4,100	Ecolab, Inc.	176,259
4,000	KLA-Tencor Corporation	162,840	8,944	Freeport-McMoRan Copper & Gold, Inc.	1,048,147
2,200	Lexmark International, Inc. #	73,546	2,600	Hercules, Inc. ±	44,018
5,200	Linear Technology Corporation	169,364	1,900	International Flavors & Fragrances, Inc.	74,214
14,900	LSI Corporation #	91,486	10,021	International Paper Company	233,489
5,300	MEMC Electronic Materials, Inc.	326,162	4,080	MeadWestvaco Corporation	97,267
4,300	Microchip Technology, Inc. *	131,322	12,866	Monsanto Company	1,626,777
17,800	Micron Technology, Inc. #	106,800	10,617	Newmont Mining Corporation	553,783

The accompanying Notes to Financial Statements are an integral part of this schedule.
179

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (65.3%)	Value	Shares	Common Stock (65.3%)	Value
Materials — continued			7,724	CenterPoint Energy, Inc.	$123,970
7,300	Nucor Corporation	$545,091	5,300	CMS Energy Corporation *	78,970
3,100	Pactiv Corporation #	65,813	6,400	Consolidated Edison, Inc.	250,176
3,800	PPG Industries, Inc.	218,006	4,200	Constellation Energy Group, Inc.	344,820
7,300	Praxair, Inc.	687,952	13,530	Dominion Resources, Inc.	642,540
2,911	Rohm and Haas Company	135,187	3,800	DTE Energy Company	161,272
3,728	Sealed Air Corporation	70,869	29,642	Duke Energy Corporation	515,178
3,000	Sigma-Aldrich Corporation	161,580	11,609	Dynegy, Inc. #	99,257
2,300	Titanium Metals Corporation *	32,177	7,600	Edison International, Inc.	390,488
2,800	United States Steel Corporation	517,384	4,500	Entergy Corporation ±	542,160
2,600	Vulcan Materials Company *	155,428	15,374	Exelon Corporation ±	1,383,045
4,900	Weyerhaeuser Company	250,586	7,100	FirstEnergy Corporation	584,543
	Total Materials	10,178,252	9,600	FPL Group, Inc.	629,568
			1,807	Integrys Energy Group, Inc.	91,850
Telecommunications Services (2.2%)			1,100	Nicor, Inc.	46,849
9,300	American Tower Corporation #	392,925	6,434	NiSource, Inc.	115,297
139,079	AT&T, Inc.	4,685,572	4,700	Pepco Holdings, Inc.	120,555
2,450	CenturyTel, Inc.	87,196	8,400	PG&E Corporation	333,396
7,600	Citizens Communications Company	86,184	2,400	Pinnacle West Capital Corporation	73,848
3,498	Embarq Corporation	165,350	8,700	PPL Corporation	454,749
35,618	Qwest Communications		6,091	Progress Energy, Inc.	254,787
	International, Inc. *	139,979	11,900	Public Service Enterprise Group, Inc.	546,567
66,769	Sprint Nextel Corporation	634,306	4,100	Questar Corporation	291,264
66,770	Verizon Communications, Inc.	2,363,658	5,887	Sempra Energy	332,321
10,417	Windstream Corporation *	128,546	18,000	Southern Company	628,560
	Total Telecommunications		4,900	TECO Energy, Inc.	105,301
	Services	8,683,716	10,110	Xcel Energy, Inc.	202,908
				Total Utilities	10,427,963
Utilities (2.6%)
15,700	AES Corporation #	301,597		Total Common Stock
3,900	Allegheny Energy, Inc.	195,429		(cost $213,938,814)	261,462,083
4,900	Ameren Corporation	206,927
9,440	American Electric Power Company, Inc.	379,771

The accompanying Notes to Financial Statements are an integral part of this schedule.
180

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.0%)	Rate	Date	Value
Asset-Backed Securities (4.0%)
$1,937,162	Americredit Automobile Receivables Trust ±†	2.530%	7/7/2008	$1,878,229
63,847	Bear Stearns Asset-Backed Securities, Inc. ±†	2.723	7/25/2008	63,826
813,410	Bear Stearns Mortgage Funding Trust †	2.623	7/25/2008	209,815
1,512,444	Countrywide Asset-Backed Certificates ±	5.549	4/25/2036	1,366,356
750,000	Countrywide Home Loans Asset-Backed Securities	6.085	6/25/2021	421,722
1,527,155	Credit Based Asset Servicing and Securitization, LLC †	2.593	7/25/2008	1,513,224
954,527	Credit Based Asset Servicing and Securitization, LLC	5.501	12/25/2036	926,490
1,000,000	Discover Card Master Trust	5.650	3/16/2020	972,432
1,000,000	First Franklin Mortgage Loan Asset-Backed Certificates †	2.593	7/25/2008	979,405
734,077	First Horizon ABS Trust †	2.613	7/25/2008	584,842
1,223,262	First Horizon ABS Trust †	2.643	7/25/2008	680,849
1,500,000	Ford Credit Floor Plan Master Owner Trust †	2.651	7/15/2008	1,466,868
1,445,351	GMAC Mortgage Corporation Loan Trust †	2.553	7/25/2008	1,031,268
2,356,591	GMAC Mortgage Corporation Loan Trust †	2.663	7/25/2008	1,383,821
1,125,303	IndyMac Seconds Asset-Backed Trust †	2.653	7/25/2008	605,571
26,788	Massachusetts RRB Special Purpose Trust	3.780	9/15/2010	26,822
199,950	National Collegiate Student Loan Trust †	2.543	7/25/2008	199,731
749,030	Residential Funding Mortgage Securities II †	2.613	7/25/2008	711,520
354,459	SLM Student Loan Trust †	2.930	7/25/2008	354,023
1,279,546	Wachovia Asset Securitization, Inc. †≤	2.623	7/25/2008	845,177
	Total Asset-Backed Securities			16,221,991

Basic Materials (0.1%)
225,000	Alcan, Inc. ±	6.125	12/15/2033	202,482
	Total Basic Materials			202,482

Capital Goods (0.3%)
800,000	General Electric Company	5.000	2/1/2013	805,758
300,000	John Deere Capital Corporation	7.000	3/15/2012	322,661
225,000	United Technologies Corporation	6.050	6/1/2036	222,914
	Total Capital Goods			1,351,333

Collateralized Mortgage Obligations (1.8%)
1,696,393	Chase Mortgage Finance Corporation	4.572	2/25/2037	1,622,147
1,667,631	J.P. Morgan Mortgage Trust	5.005	7/25/2035	1,641,807
1,338,797	Merrill Lynch Mortgage Investors, Inc.	4.871	6/25/2035	1,294,335
1,368,141	Thornburg Mortgage Securities Trust †	2.573	7/25/2008	1,357,222
662,013	Thornburg Mortgage Securities Trust †	2.593	7/25/2008	633,331
789,035	Zuni Mortgage Loan Trust †	2.613	7/25/2008	752,898
	Total Collateralized Mortgage Obligations			7,301,740

Commercial Mortgage-Backed Securities (3.4%)
1,000,000	Banc of America Commercial Mortgage, Inc.	5.118	7/11/2043	986,599
2,500,000	Bear Stearns Commercial Mortgage Securities, Inc. ±†≤	2.621	7/15/2008	2,346,090
700,000	Bear Stearns Commercial Mortgage Securities, Inc.	5.835	9/11/2042	634,381
53,056	Citigroup Commercial Mortgage Trust †≤	2.541	7/15/2008	49,755
75,055	Commercial Mortgage Pass-Through Certificates †≤	2.571	7/15/2008	73,007
2,000,000	Commercial Mortgage Pass-Through Certificates †≤	2.601	7/15/2008	1,898,994
500,000	Credit Suisse First Boston Mortgage Securities Corporation	4.829	11/15/2037	474,678

The accompanying Notes to Financial Statements are an integral part of this schedule.
181

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.0%)	Rate	Date	Value
$2,000,000	Credit Suisse Mortgage Capital Certificates †≤	2.641%	7/15/2008	$1,914,858
200,000	General Electric Commercial Mortgage Corporation	4.641	9/10/2013	193,609
1,500,000	GMAC Commercial Mortgage Securities, Inc.	4.547	12/10/2041	1,455,771
1,000,000	Greenwich Capital Commercial Funding Corporation	5.317	6/10/2036	982,762
1,000,000	GS Mortgage Securities Corporation II †≤	2.580	7/7/2008	934,449
400,000	J.P. Morgan Chase Commercial Mortgage Securities Corporation	4.654	1/12/2037	386,363
1,500,000	J.P. Morgan Chase Commercial Mortgage Securities Corporation	5.336	5/15/2047	1,407,093
59,339	LB-UBS Commercial Mortgage Trust	3.086	5/15/2027	59,173
	Total Commercial Mortgage-Backed Securities			13,797,582

Communications Services (0.8%)
200,000	AT&T, Inc. *	6.400	5/15/2038	191,456
225,000	British Telecom plc	9.125	12/15/2030	270,469
450,000	Cingular Wireless, Inc.	6.500	12/15/2011	467,726
115,000	Cox Communications, Inc. ≤	6.450	12/1/2036	106,835
225,000	France Telecom SA	7.750	3/1/2011	238,284
225,000	News America, Inc.	6.400	12/15/2035	212,922
225,000	SBC Communications, Inc.	5.875	2/1/2012	230,656
450,000	Sprint Capital Corporation	6.900	5/1/2019	394,875
550,000	Telecom Italia Capital SA	5.250	11/15/2013	519,555
425,000	Tele-Communications, Inc. (TCI Group)	7.875	8/1/2013	456,156
200,000	Time Warner Cable, Inc.	7.300	7/1/2038	198,770
	Total Communications Services			3,287,704

Consumer Cyclical (0.5%)
325,000	AOL Time Warner, Inc. ±	6.875	5/1/2012	332,491
500,000	Johnson Controls, Inc.	7.125	7/15/2017	539,497
450,000	Wal-Mart Stores, Inc.	7.550	2/15/2030	506,716
500,000	Walt Disney Company	5.625	9/15/2016	508,062
	Total Consumer Cyclical			1,886,766

Consumer Non-Cyclical (0.8%)
225,000	Boston Scientific Corporation	7.000	11/15/2035	198,000
800,000	Bunge Limited Finance Corporation	5.350	4/15/2014	747,527
425,000	Coca-Cola HBC Finance BV	5.125	9/17/2013	425,817
200,000	GlaxoSmithKline Capital, Inc.	6.375	5/15/2038	198,526
400,000	Kellogg Company	4.250	3/6/2013	388,580
200,000	Philip Morris International, Inc.	6.375	5/16/2038	194,905
500,000	WellPoint, Inc.	5.000	12/15/2014	469,174
450,000	Wyeth	6.000	2/15/2036	436,402
	Total Consumer Non-Cyclical			3,058,931

Energy (0.2%)
500,000	Burlington Resources, Inc.	6.500	12/1/2011	530,898
200,000	Petro-Canada	6.800	5/15/2038	195,902
	Total Energy			726,800

The accompanying Notes to Financial Statements are an integral part of this schedule.
182

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.0%)	Rate	Date	Value
Financials (3.3%)
$450,000	Allstate Corporation ±	5.000%	8/15/2014	$443,549
225,000	BAC Capital Trust XI	6.625	5/23/2036	207,414
675,000	Bank of America Corporation	4.750	8/15/2013	640,243
1,350,000	Bank One Corporation ±	5.900	11/15/2011	1,375,399
700,000	BB&T Corporation	6.500	8/1/2011	709,358
900,000	BNP Paribas SA ±≤	5.186	12/21/2037	781,733
400,000	Chubb Corporation	6.500	5/15/2038	382,238
300,000	CIGNA Corporation	6.350	3/15/2018	300,187
650,000	CIT Group, Inc.	4.750	12/15/2010	530,104
225,000	General Electric Capital Corporation	5.875	1/14/2038	203,910
675,000	Goldman Sachs Group, Inc.	6.600	1/15/2012	694,090
500,000	HSBC Finance Corporation	5.000	6/30/2015	472,612
200,000	HSBC Holdings plc	6.800	6/1/2038	188,344
200,000	Lehman Brothers Holdings	7.500	5/11/2038	185,514
450,000	Merrill Lynch & Company, Inc.	5.000	2/3/2014	407,542
350,000	MetLife, Inc.	5.000	6/15/2015	340,033
1,100,000	Morgan Stanley Dean Witter & Company	6.750	4/15/2011	1,128,374
1,225,056	Preferred Term Securities XXIII, Ltd. †≤ƒ	2.976	9/22/2008	1,010,671
425,000	ProLogis Trust	5.500	3/1/2013	411,296
500,000	Prudential Financial, Inc.	4.750	6/13/2015	470,538
225,000	Prudential Financial, Inc.	5.700	12/14/2036	190,805
450,000	Student Loan Marketing Corporation	4.000	1/15/2010	419,202
450,000	Union Planters Corporation	4.375	12/1/2010	440,404
425,000	Wachovia Bank NA	4.875	2/1/2015	385,811
500,000	Washington Mutual Bank FA	5.500	1/15/2013	400,000
300,000	WEA Finance, LLC ≤	7.125	4/15/2018	307,529
	Total Financials			13,026,900

Foreign (1.0%)
450,000	Export-Import Bank of Korea ±≤	4.125	2/10/2009	448,753
400,000	Kreditanstalt fuer Wiederaufbau	3.750	6/27/2011	403,112
95,000	Pemex Project Funding Master Trust	9.125	10/13/2010	103,550
500,000	Province of Newfoundland	8.650	10/22/2022	691,562
600,000	Province of Quebec	4.875	5/5/2014	612,456
750,000	Republic of Italy	4.375	6/15/2013	761,290
900,000	United Mexican States *	5.625	1/15/2017	909,450
	Total Foreign			3,930,173

Mortgage-Backed Securities (11.9%)
3,447	Federal Home Loan Mortgage Corporation Gold 15-
	Yr. Pass Through	6.500	4/1/2009	3,461
7,892	Federal Home Loan Mortgage Corporation Gold 15-
	Yr. Pass Through	7.500	8/1/2010	8,160
95	Federal Home Loan Mortgage Corporation Gold 15-
	Yr. Pass Through	7.000	11/1/2010	99
26,976	Federal Home Loan Mortgage Corporation Gold 15-
	Yr. Pass Through	7.000	2/1/2011	27,940
18,342	Federal Home Loan Mortgage Corporation Gold 15-
	Yr. Pass Through	6.000	5/1/2012	18,792

The accompanying Notes to Financial Statements are an integral part of this schedule.
183

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.0%)	Rate	Date	Value
Mortgage-Backed Securities — continued
$3,656	Federal Home Loan Mortgage Corporation Gold 15-
	Yr. Pass Through	8.000%	6/1/2012	$3,857
7,503	Federal Home Loan Mortgage Corporation Gold 15-
	Yr. Pass Through	7.000	8/1/2012	7,871
14,595	Federal Home Loan Mortgage Corporation Gold 15-
	Yr. Pass Through	6.500	11/1/2012	15,187
13,118	Federal Home Loan Mortgage Corporation Gold 15-
	Yr. Pass Through	6.500	8/1/2013	13,653
56,976	Federal Home Loan Mortgage Corporation Gold 15-
	Yr. Pass Through	6.000	2/1/2014	58,378
90,941	Federal Home Loan Mortgage Corporation Gold 15-
	Yr. Pass Through	5.500	4/1/2014	92,107
101,716	Federal Home Loan Mortgage Corporation Gold 15-
	Yr. Pass Through	6.000	4/1/2014	104,218
43,768	Federal Home Loan Mortgage Corporation Gold 15-
	Yr. Pass Through	6.500	6/1/2014	45,563
34,876	Federal Home Loan Mortgage Corporation Gold 15-
	Yr. Pass Through	7.500	9/1/2014	36,512
1,059,671	Federal Home Loan Mortgage Corporation Gold 15-
	Yr. Pass Through	5.500	12/1/2017	1,073,921
20,917	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.500	4/1/2024	21,806
43,817	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	9.000	11/1/2024	48,730
2,373	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	9.000	4/1/2025	2,638
3,740	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.000	9/1/2025	3,965
5,480	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	8.500	9/1/2025	6,060
4,462	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	8.000	1/1/2026	4,835
3,377	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.500	5/1/2026	3,520
10,249	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.000	5/1/2026	10,862
18,344	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.000	7/1/2026	18,711
1,333	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.500	7/1/2026	1,444
1,096	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.500	8/1/2026	1,187
3,251	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	8.000	11/1/2026	3,519
3,808	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.500	1/1/2027	4,126
10,187	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.500	2/1/2027	10,614

The accompanying Notes to Financial Statements are an integral part of this schedule.
184

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.0%)	Rate	Date	Value
Mortgage-Backed Securities — continued
$11,305	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.000%	2/1/2027	$11,980
19,425	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	8.000	3/1/2027	21,026
7,608	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.500	4/1/2027	8,241
2,096	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.000	5/1/2027	2,222
18,033	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	8.000	6/1/2027	19,523
7,207	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	8.500	7/1/2027	7,976
8,141	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.000	9/1/2027	8,627
13,099	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	8.000	10/1/2027	14,181
10,976	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.500	11/1/2027	11,890
6,084	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.500	12/1/2027	6,339
3,464	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.500	12/1/2027	3,752
48,090	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.500	6/1/2028	50,088
21,304	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.000	10/1/2028	22,575
64,078	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.500	11/1/2028	66,740
2,812	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.500	1/1/2029	2,929
79,376	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.000	3/1/2029	80,863
40,809	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.500	4/1/2029	42,517
72,006	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.000	5/1/2029	73,355
77,838	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.000	5/1/2029	82,315
31,062	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.500	7/1/2029	32,362
19,897	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.500	8/1/2029	20,730
12,527	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.000	9/1/2029	13,247
17,508	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.000	10/1/2029	18,515
9,665	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.500	11/1/2029	10,459

The accompanying Notes to Financial Statements are an integral part of this schedule.
185

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.0%)	Rate	Date	Value
Mortgage-Backed Securities — continued
$9,298	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.000%	1/1/2030	$9,828
33,864	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	7.500	1/1/2030	36,582
10,476	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	8.000	8/1/2030	11,348
51,577	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.000	3/1/2031	52,511
208,110	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.000	6/1/2031	211,878
159,812	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.000	1/1/2032	162,706
681,208	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through	6.000	10/1/2032	692,690
3,500,000	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through §	5.000	7/1/2038	3,353,438
4,050,000	Federal Home Loan Mortgage Corporation Gold 30-
	Yr. Pass Through §	6.000	7/1/2038	4,090,500
2,915	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	9.000	4/1/2010	3,071
1,350	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	2/1/2011	1,387
5,697	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	8.000	5/1/2011	5,957
7,641	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.000	6/1/2011	7,982
2,518	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	7/1/2011	2,621
2,715	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.500	7/1/2011	2,812
24,499	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	5/1/2012	25,519
4,180	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	7/1/2012	4,354
25,286	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.000	10/1/2012	26,558
5,238	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.000	12/1/2012	5,502
19,314	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	6/1/2013	20,127
47,666	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	11/1/2013	49,072
92,001	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	5.500	12/1/2013	93,581
36,656	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	12/1/2013	37,695
21,365	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.500	4/1/2015	22,295

The accompanying Notes to Financial Statements are an integral part of this schedule.
186

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.0%)	Rate	Date	Value
Mortgage-Backed Securities — continued
$9,950,000	Federal National Mortgage Association Conventional
	15-Yr. Pass Through §	5.000%	7/1/2023	$9,838,062
6,619	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	10.500	8/1/2020	7,576
6,034	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	9.500	4/1/2025	6,760
1,176	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	9/1/2025	1,271
4,303	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.500	11/1/2025	4,720
3,383	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	1/1/2026	3,591
10,463	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	2/1/2026	10,895
5,280	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	3/1/2026	5,606
8,038	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	4/1/2026	8,369
1,613	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.500	5/1/2026	1,771
2,819	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	7/1/2026	3,046
17,419	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2026	18,823
1,962	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	8/1/2026	2,132
10,172	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	11/1/2026	10,800
3,242	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	11/1/2026	3,523
668	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	12/1/2026	722
2,040	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	2/1/2027	2,205
7,168	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	3/1/2027	7,611
6,182	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	5/1/2027	6,679
10,133	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2027	10,545
10,363	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	7/1/2027	11,002
6,472	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2027	6,992
44,751	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	9/1/2027	48,644
12,317	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	10/1/2027	13,077

The accompanying Notes to Financial Statements are an integral part of this schedule.
187

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.0%)	Rate	Date	Value
Mortgage-Backed Securities — continued
$38,453	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500%	12/1/2027	$41,543
6,936	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	12/1/2027	7,540
18,865	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	2/1/2028	19,631
10,606	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	2/1/2028	11,261
121,014	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2028	125,928
33,231	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	8/1/2028	35,153
70,596	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	11/1/2028	73,463
2,533	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	11/1/2028	2,679
125,038	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	12/1/2028	127,341
37,604	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	12/1/2028	39,779
49,559	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	3/1/2029	50,426
61,377	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	6/1/2029	63,831
82,880	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	7/1/2029	84,329
22,210	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2029	23,098
69,481	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2029	74,992
80,451	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	11/1/2029	81,857
69,546	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	11/1/2029	73,536
22,172	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.500	4/1/2030	24,394
12,270	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2030	13,221
134,968	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2031	140,195
57,442	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	10/1/2031	59,667
67,931	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	12/1/2031	70,562
85,293	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	5/1/2032	88,544
473,313	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2032	491,349

The accompanying Notes to Financial Statements are an integral part of this schedule.
188

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.0%)	Rate	Date	Value
Mortgage-Backed Securities — continued
$23,400,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500%	7/1/2038	$23,063,625
1,289	Government National Mortgage Association
	15-Yr. Pass Through	6.500	5/15/2009	1,315
11,129	Government National Mortgage Association
	15-Yr. Pass Through	6.000	4/15/2011	11,473
1,928	Government National Mortgage Association
	15-Yr. Pass Through	6.500	6/15/2011	1,999
2,561	Government National Mortgage Association
	15-Yr. Pass Through	7.500	7/15/2011	2,670
9,035	Government National Mortgage Association
	15-Yr. Pass Through	7.000	4/15/2012	9,477
72,707	Government National Mortgage Association
	15-Yr. Pass Through	6.000	7/15/2014	75,034
4,143	Government National Mortgage Association
	30-Yr. Pass Through	9.500	12/15/2024	4,654
10,001	Government National Mortgage Association
	30-Yr. Pass Through	9.500	1/15/2025	11,243
35,088	Government National Mortgage Association
	30-Yr. Pass Through	9.000	3/15/2025	38,605
2,903	Government National Mortgage Association
	30-Yr. Pass Through	7.500	8/15/2025	3,127
32,860	Government National Mortgage Association
	30-Yr. Pass Through	7.000	1/15/2026	35,078
4,429	Government National Mortgage Association
	30-Yr. Pass Through	6.500	3/15/2026	4,605
15,839	Government National Mortgage Association
	30-Yr. Pass Through	7.000	4/15/2026	16,908
6,634	Government National Mortgage Association
	30-Yr. Pass Through	8.000	4/15/2026	7,264
19,424	Government National Mortgage Association
	30-Yr. Pass Through	6.000	5/15/2026	19,826
6,478	Government National Mortgage Association
	30-Yr. Pass Through	7.000	5/15/2026	6,915
5,963	Government National Mortgage Association
	30-Yr. Pass Through	7.500	5/15/2026	6,423
26,712	Government National Mortgage Association
	30-Yr. Pass Through	7.000	6/15/2026	28,515
7,377	Government National Mortgage Association
	30-Yr. Pass Through	8.500	6/15/2026	8,119
2,706	Government National Mortgage Association
	30-Yr. Pass Through	8.500	7/15/2026	2,978
20,175	Government National Mortgage Association
	30-Yr. Pass Through	8.000	9/15/2026	22,090
6,305	Government National Mortgage Association
	30-Yr. Pass Through	7.500	10/15/2026	6,792
4,294	Government National Mortgage Association
	30-Yr. Pass Through	8.000	11/15/2026	4,701

The accompanying Notes to Financial Statements are an integral part of this schedule.
189

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.0%)	Rate	Date	Value
Mortgage-Backed Securities — continued
$3,029	Government National Mortgage Association
	30-Yr. Pass Through	8.500%	11/15/2026	$3,334
3,606	Government National Mortgage Association
	30-Yr. Pass Through	9.000	12/15/2026	3,969
31,416	Government National Mortgage Association
	30-Yr. Pass Through	7.500	4/15/2027	33,835
7,432	Government National Mortgage Association
	30-Yr. Pass Through	8.000	6/20/2027	8,106
1,996	Government National Mortgage Association
	30-Yr. Pass Through	8.000	8/15/2027	2,185
92,155	Government National Mortgage Association
	30-Yr. Pass Through	6.500	10/15/2027	95,800
30,574	Government National Mortgage Association
	30-Yr. Pass Through	7.000	10/15/2027	32,625
42,382	Government National Mortgage Association
	30-Yr. Pass Through	7.000	11/15/2027	45,225
105,519	Government National Mortgage Association
	30-Yr. Pass Through	7.000	7/15/2028	112,515
17,412	Government National Mortgage Association
	30-Yr. Pass Through	7.500	7/15/2028	18,745
95,344	Government National Mortgage Association
	30-Yr. Pass Through	6.500	9/15/2028	99,116
90,207	Government National Mortgage Association
	30-Yr. Pass Through	6.000	12/15/2028	92,102
62,857	Government National Mortgage Association
	30-Yr. Pass Through	6.500	1/15/2029	65,305
235,913	Government National Mortgage Association
	30-Yr. Pass Through	6.500	3/15/2029	245,099
34,348	Government National Mortgage Association
	30-Yr. Pass Through	6.500	4/15/2029	35,685
23,720	Government National Mortgage Association
	30-Yr. Pass Through	7.000	4/15/2029	25,283
141,636	Government National Mortgage Association
	30-Yr. Pass Through	6.000	6/15/2029	144,524
59,734	Government National Mortgage Association
	30-Yr. Pass Through	7.000	6/15/2029	63,669
24,263	Government National Mortgage Association
	30-Yr. Pass Through	8.000	5/15/2030	26,583
45,880	Government National Mortgage Association
	30-Yr. Pass Through	7.000	9/15/2031	48,840
82,364	Government National Mortgage Association
	30-Yr. Pass Through	6.500	2/15/2032	85,519
	Total Mortgage-Backed Securities			47,754,443

Technology (0.1%)
500,000	International Business Machines Corporation	7.500	6/15/2013	560,004
	Total Technology			560,004

The accompanying Notes to Financial Statements are an integral part of this schedule.
190

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (38.0%)	Rate	Date	Value
Transportation (0.1%)
$500,000	Union Pacific Corporation	6.500%	4/15/2012	$522,680
	Total Transportation			522,680

U.S. Government (9.1%)
300,000	Codelco, Inc. ≤	6.375	11/30/2012	315,445
1,000,000	Federal Farm Credit Bank	5.375	7/18/2011	1,069,986
1,000,000	Federal Home Loan Bank	3.750	8/18/2009	1,009,346
1,000,000	Federal Home Loan Bank	3.625	5/29/2013	977,281
3,800,000	Federal Home Loan Mortgage Corporation *	5.125	11/17/2017	3,903,979
1,500,000	Federal National Mortgage Association	5.625	4/17/2028	1,559,188
1,000,000	Federal National Mortgage Association	7.125	1/15/2030	1,246,949
1,000,000	Resolution Funding Corporation	8.625	1/15/2021	1,332,126
1,400,000	U.S. Treasury Bonds	7.250	5/15/2016	1,720,141
650,000	U.S. Treasury Bonds *	7.875	2/15/2021	866,633
625,000	U.S. Treasury Bonds *	7.125	2/15/2023	800,195
500,000	U.S. Treasury Bonds	6.875	8/15/2025	637,500
1,450,000	U.S. Treasury Bonds *	6.125	8/15/2029	1,748,949
500,000	U.S. Treasury Bonds *	4.500	2/15/2036	496,446
3,700,000	U.S. Treasury Notes *	6.000	8/15/2009	3,843,664
3,000,000	U.S. Treasury Notes *	3.625	1/15/2010	3,056,718
2,500,000	U.S. Treasury Notes *	2.125	1/31/2010	2,487,110
3,500,000	U.S. Treasury Notes *	4.500	11/30/2011	3,661,602
2,500,000	U.S. Treasury Notes *	2.875	1/31/2013	2,457,228
2,000,000	U.S. Treasury Notes *	4.250	8/15/2014	2,089,532
700,000	U.S. Treasury Notes *	4.500	2/15/2016	736,367
375,000	U.S. Treasury Notes *	4.250	11/15/2017	383,056
	Total U.S. Government			36,399,441

Utilities (0.6%)
225,000	Commonwealth Edison Company	5.900	3/15/2036	203,140
300,000	Energy Transfer Partners, LP	6.700	7/1/2018	301,950
425,000	Oncor Electric Delivery Company	6.375	1/15/2015	419,359
225,000	Oneok Partners, LP	6.650	10/1/2036	214,454
300,000	Progress Energy, Inc.	7.000	10/30/2031	317,736
400,000	Public Service Company of Colorado	7.875	10/1/2012	446,097
225,000	Southern California Edison Company	5.000	1/15/2014	224,158
225,000	Xcel Energy, Inc.	6.500	7/1/2036	225,490
	Total Utilities			2,352,384
	Total Long-Term Fixed Income (cost $156,762,629)			152,381,354

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (11.3%)	Rate (+)	Date	Value
45,432,799	Thrivent Financial Securities Lending Trust	2.550%	N/A	$45,432,799
	Total Collateral Held for Securities Loaned
	(cost $45,432,799)			45,432,799

The accompanying Notes to Financial Statements are an integral part of this schedule.
191

Balanced Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.6%)	Rate (+)	Date	Value
$400,000	Federal National Mortgage Association ‡	2.113%	9/17/2008	$398,180
25,981,595	Thrivent Money Market Portfolio	2.400	N/A	25,981,595
	Total Short-Term Investments (at amortized cost)			26,379,775
	Total Investments (cost $442,514,017) 121.2%			$485,656,011
	Other Assets and Liabilities, Net (21.2%)			(84,837,703)
	Total Net Assets 100.0%			$400,818,308

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
S&P 500 Index Futures	16	September 2008	$5,446,080	$5,124,400	($321,680)
Total Futures					($321,680)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At June 30, 2008, $398,180 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $5,338,000 of investments were earmarked as collateral to cover open financial futures contracts.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2008 the value of these investments was $11,033,295 or 2.8%  of total net assets.

ƒ Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Portfolio owned as of June 30, 2008.

	Acquisition
Security	Date	Cost
Preferred Term Securities XXIII, Ltd.	9/14/2006	$1,225,056

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$97,198,609
Gross unrealized depreciation	(54,056,615)
Net unrealized appreciation (depreciation)	$43,141,994
Cost for federal income tax purposes	$442,514,017

The accompanying Notes to Financial Statements are an integral part of this schedule.
192

High Yield Portfolio

Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Bank Loans (2.5%) !!	Rate	Date	Value
Basic Materials (0.4%)
$2,835,974	Lyondell Chemical Company ≠	5.983%	12/20/2013	$2,483,976
1,700,000	Lyondell Chemical Company ≠	6.233	12/20/2014	1,479,952
	Total Basic Materials			3,963,928

Consumer Cyclical (0.6%)
5,740,430	Ford Motor Company, Term Loan	5.480	12/15/2013	4,627,533
	Total Consumer Cyclical			4,627,533

Consumer Non-Cyclical (0.4%)
162,809	CHS/Community Health Systems, Inc., Term Loan §≠	3.483	7/25/2014	153,262
3,183,391	CHS/Community Health Systems, Inc., Term Loan	4.859	7/25/2014	2,996,717
	Total Consumer Non-Cyclical			3,149,979

Technology (0.3%)
693,570	Flextronics Semiconductor, Ltd., Term Loan	4.963	10/1/2014	643,723
2,405,816	Flextronics Semiconductor, Ltd., Term Loan	5.035	10/1/2014	2,190,303
	Total Technology			2,834,026

Utilities (0.8%)
7,002,299	Energy Future Holdings, Term Loan	6.234	10/10/2014	6,476,954
	Total Utilities			6,476,954
	Total Bank Loans (cost $22,128,437)			21,052,420

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (88.5%)	Rate	Date	Value
Asset-Backed Securities (0.3%)
$3,317,302	Countrywide Home Loans Asset-Backed Securities †«	2.593%	7/25/2008	$2,745,230
	Total Asset-Backed Securities			2,745,230

Basic Materials (8.6%)
2,130,000	Aleris International, Inc. ‡	9.000	12/15/2014	1,696,012
3,535,000	Arch Western Finance, LLC ±‡	6.750	7/1/2013	3,464,300
3,520,000	Domtar, Inc.	7.125	8/15/2015	3,352,800
2,525,000	Drummond Company, Inc. ≤	7.375	2/15/2016	2,348,250
3,985,000	FMG Finance, Pty., Ltd. ≤	10.625	9/1/2016	4,642,525
2,880,000	Freeport-McMoRan Copper & Gold, Inc.	8.250	4/1/2015	3,027,600
4,295,000	Freeport-McMoRan Copper & Gold, Inc.	8.375	4/1/2017	4,531,225
1,640,000	Georgia-Pacific Corporation	8.125	5/15/2011	1,619,500
2,115,000	Georgia-Pacific Corporation ≤	7.125	1/15/2017	1,988,100
5,160,000	Graphic Packaging International Corporation *	9.500	8/15/2013	4,927,800
3,475,000	Griffin Coal Mining Company, Pty., Ltd. ≤	9.500	12/1/2016	2,762,625
1,520,000	Jefferson Smurfit Corporation	8.250	10/1/2012	1,326,200
2,980,000	Momentive Performance Materials, Inc. *	11.500	12/1/2016	2,220,100
4,000,000	Mosaic Global Holdings, Inc., Convertible ≤	7.375	12/1/2014	4,180,000
2,430,000	NewPage Corporation	10.000	5/1/2012	2,460,375
5,210,000	Peabody Energy Corporation	6.875	3/15/2013	5,223,025
1,620,000	PNA Group, Inc.	10.750	9/1/2016	1,903,500

The accompanying Notes to Financial Statements are an integral part of this schedule.
193

High Yield Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (88.5%)	Rate	Date	Value
Basic Materials — continued
$1,140,000	PNA Intermediate Holdings Corporation †	9.676%	8/15/2008	$1,140,000
850,000	Rock-Tenn Company ≤	9.250	3/15/2016	901,000
2,300,000	Ryerson, Inc. ≤	12.000	11/1/2015	2,282,750
2,160,000	Smurfit-Stone Container Enterprises, Inc. *	8.000	3/15/2017	1,728,000
1,970,000	Southern Copper Corporation	7.500	7/27/2035	1,929,012
5,420,000	Steel Dynamics, Inc. ≤	7.750	4/15/2016	5,392,900
4,210,000	Terra Capital, Inc.	7.000	2/1/2017	4,125,800
	Total Basic Materials			69,173,399

Capital Goods (9.6%)
4,830,000	Allied Waste North America, Inc.	7.875	4/15/2013	4,914,525
1,530,000	Ashtead Capital, Inc. ‡≤	9.000	8/15/2016	1,346,400
2,525,000	Ball Corporation ‡	6.625	3/15/2018	2,461,875
2,300,000	BE Aerospace, Inc.	8.500	7/1/2018	2,308,625
3,005,000	Berry Plastics Holding Corporation	8.875	9/15/2014	2,599,325
2,900,000	Case New Holland, Inc.	7.125	3/1/2014	2,842,000
2,150,000	Crown Americas, Inc.	7.625	11/15/2013	2,144,625
2,150,000	Crown Americas, Inc.	7.750	11/15/2015	2,150,000
3,400,000	DRS Technologies, Inc.	6.625	2/1/2016	3,451,000
1,140,000	General Cable Corporation	7.125	4/1/2017	1,085,850
3,515,000	Graham Packaging Company, Inc. *	9.875	10/15/2014	3,110,775
5,000,000	L-3 Communications Corporation	6.125	1/15/2014	4,687,500
3,970,000	L-3 Communications Corporation	6.375	10/15/2015	3,711,950
1,150,000	Legrand SA	8.500	2/15/2025	1,293,024
6,600,000	Leucadia National Corporation	7.125	3/15/2017	6,303,000
1,780,000	Mueller Water Products, Inc.	7.375	6/1/2017	1,521,900
2,340,000	Norcraft Companies, LP/Norcraft Finance Corporation *	9.000	11/1/2011	2,351,700
1,630,000	Owens-Brockway Glass Container, Inc.	8.250	5/15/2013	1,670,750
5,750,000	Owens-Illinois, Inc.	7.800	5/15/2018	5,836,250
4,585,000	Plastipak Holdings, Inc. ≤	8.500	12/15/2015	4,241,125
3,125,000	RBS Global, Inc./Rexnord Corporation	9.500	8/1/2014	3,015,625
4,145,000	Rental Services Corporation *	9.500	12/1/2014	3,461,075
2,830,000	SPX Corporation ≤	7.625	12/15/2014	2,872,450
6,585,000	TransDigm, Inc.	7.750	7/15/2014	6,502,688
2,260,000	United Rentals North America, Inc.	6.500	2/15/2012	2,034,000
	Total Capital Goods			77,918,037

Communications Services (15.7%)
5,900,000	American Tower Corporation ±‡≤	7.000	10/15/2017	5,841,000
2,900,000	CCH I, LLC *	11.000	10/1/2015	2,149,625
2,300,000	Centennial Communications Corporation †	8.447	10/1/2008	2,219,500
3,940,000	Centennial Communications Corporation	8.125	2/1/2014	3,900,600
2,300,000	Charter Communications Holdings II, LLC *	10.250	9/15/2010	2,219,500
6,350,000	Charter Communications Holdings II, LLC *	10.250	9/15/2010	6,143,625
6,560,000	Charter Communications Holdings, LLC ‡	8.750	11/15/2013	6,035,200
4,170,000	Citizens Communications Company	9.250	5/15/2011	4,315,950
3,450,000	CSC Holdings, Inc. ≤	8.500	6/15/2015	3,389,625

The accompanying Notes to Financial Statements are an integral part of this schedule.
194

High Yield Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (88.5%)	Rate	Date	Value
Communications Services — continued
$1,310,000	Dex Media West, LLC/Dex Media West Finance Company	9.875%	8/15/2013	$1,179,000
5,780,000	DIRECTV Holdings, LLC ≤	7.625	5/15/2016	5,693,300
4,220,000	EchoStar DBS Corporation	7.125	2/1/2016	3,892,950
2,280,000	FairPoint Communications, Inc. ≤	13.125	4/1/2018	2,234,400
3,605,000	Idearc, Inc.	8.000	11/15/2016	2,266,644
1,640,000	Intelsat Bermuda, Ltd.	9.250	6/15/2016	1,652,300
7,740,000	Intelsat Subsidiary Holding Company, Ltd. ≤	8.875	1/15/2015	7,527,150
3,320,000	Intelsat, Ltd. >≤	Zero Coupon	2/1/2010	2,680,900
2,920,000	Lamar Media Corporation	6.625	8/15/2015	2,657,200
1,785,000	Lamar Media Corporation	6.625	8/15/2015	1,624,350
2,200,000	Level 3 Financing, Inc. *	12.250	3/15/2013	2,213,750
1,910,000	Level 3 Financing, Inc. *	9.250	11/1/2014	1,738,100
5,770,000	Mediacom, LLC/Mediacom Capital Corporation	9.500	1/15/2013	5,438,225
3,390,000	MetroPCS Wireless, Inc.	9.250	11/1/2014	3,262,875
5,330,000	NTL Cable plc	9.125	8/15/2016	4,996,875
3,430,000	Quebecor Media, Inc.	7.750	3/15/2016	3,189,900
1,270,000	Qwest Communications International, Inc.	7.500	2/15/2014	1,206,500
5,530,000	Qwest Corporation	7.875	9/1/2011	5,530,000
1,650,000	Qwest Corporation	7.625	6/15/2015	1,588,125
4,605,000	R.H. Donnelley Corporation	6.875	1/15/2013	2,739,975
1,890,000	Rural Cellular Corporation †	5.682	9/1/2008	1,894,725
1,780,000	Rural Cellular Corporation	9.875	2/1/2010	1,811,150
5,890,000	Time Warner Telecom Holdings, Inc. *	9.250	2/15/2014	6,022,525
6,490,000	TL Acquisitions, Inc. ≤	10.500	1/15/2015	5,613,850
5,360,000	Videotron Ltee	6.875	1/15/2014	5,172,400
860,000	Videotron, Ltd. ≤	9.125	4/15/2018	898,700
2,840,000	Virgin Media Finance plc	8.750	4/15/2014	2,669,600
1,270,000	Windstream Corporation	8.625	8/1/2016	1,266,825
2,100,000	Windstream Corporation	7.000	3/15/2019	1,905,750
	Total Communications Services			126,782,669

Consumer Cyclical (17.5%)
1,980,000	Allied Security Escrow Corporation ‡	11.375	7/15/2011	1,702,800
1,205,000	Beazer Homes USA, Inc. *	8.625	5/15/2011	1,036,300
4,600,000	Bon-Ton Stores, Inc. ‡	10.250	3/15/2014	3,018,750
4,600,000	Boyd Gaming Corporation	6.750	4/15/2014	3,542,000
3,390,000	Buhrmann U.S., Inc.	7.875	3/1/2015	3,787,918
4,110,000	Circus & Eldorado Joint Venture/Silver
	Legacy Capital Corporation	10.125	3/1/2012	3,955,875
1,970,000	Dollarama Group, LP †	8.883	12/15/2008	1,841,950
5,760,000	Dollarama Group, LP	8.875	8/15/2012	5,443,200
6,050,000	Firekeepers Development Authority ≤	13.875	5/15/2015	5,913,875
6,820,000	Fontainebleau Las Vegas Holdings, LLC ≤	10.250	6/15/2015	4,433,000
4,050,000	Ford Motor Credit Company †	7.163	7/15/2008	3,795,830
1,350,000	Ford Motor Credit Company *	9.750	9/15/2010	1,177,042
5,180,000	Ford Motor Credit Company	7.375	2/1/2011	4,203,653
2,680,000	Ford Motor Credit Company *	7.000	10/1/2013	1,973,581

The accompanying Notes to Financial Statements are an integral part of this schedule.
195

High Yield Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (88.5%)	Rate	Date	Value
Consumer Cyclical — continued
$2,880,000	Ford Motor Credit Company, LLC *	7.800%	6/1/2012	$2,227,409
4,390,000	Gaylord Entertainment Company	6.750	11/15/2014	3,994,900
5,160,000	Group 1 Automotive, Inc. *	8.250	8/15/2013	4,824,600
2,460,000	Hanesbrands, Inc. †	6.508	12/15/2008	2,287,800
4,280,000	Host Hotels & Resorts, LP	6.875	11/1/2014	3,937,600
3,960,000	KB Home *	6.250	6/15/2015	3,326,400
5,180,000	Lear Corporation *	8.500	12/1/2013	4,279,975
550,000	MGM MIRAGE	5.875	2/27/2014	445,500
1,655,000	Norcraft Holdings, LP/Norcraft Capital Corporation >	Zero Coupon	9/1/2008	1,541,219
2,800,000	Perry Ellis International, Inc.	8.875	9/15/2013	2,632,000
2,600,000	Pinnacle Entertainment	8.250	3/15/2012	2,554,500
3,356,000	Pokagon Gaming Authority ≤	10.375	6/15/2014	3,599,310
1,150,000	Pulte Homes, Inc.	7.875	8/1/2011	1,132,750
2,850,000	Pulte Homes, Inc.	5.200	2/15/2015	2,322,750
7,345,000	Rite Aid Corporation *	8.625	3/1/2015	4,866,062
4,010,000	Sally Holdings, LLC *	9.250	11/15/2014	3,849,600
3,370,000	Seminole Hard Rock Entertainment †≤	5.276	9/15/2008	2,830,800
2,100,000	Service Corporation International	6.750	4/1/2015	2,000,250
6,350,000	Shingle Springs Tribal Gaming Authority ≤	9.375	6/15/2015	5,159,375
3,400,000	Speedway Motorsports, Inc.	6.750	6/1/2013	3,315,000
6,575,000	Station Casinos, Inc. *	6.875	3/1/2016	3,591,594
3,060,000	Tenneco, Inc. *≤	8.125	11/15/2015	2,769,300
6,510,000	Tunica Biloxi Gaming Authority ≤	9.000	11/15/2015	6,314,700
2,000,000	Turning Stone Resort Casino Enterprise ≤	9.125	12/15/2010	1,985,000
4,060,000	Turning Stone Resort Casino Enterprise ≤	9.125	9/15/2014	4,039,700
1,730,000	Universal City Development Services	11.750	4/1/2010	1,777,575
4,855,000	Universal City Florida Holding Company I/II †	7.623	8/1/2008	4,685,075
4,145,000	Warnaco, Inc.	8.875	6/15/2013	4,310,800
5,070,000	Wynn Las Vegas Capital Corporation	6.625	12/1/2014	4,639,050
	Total Consumer Cyclical			141,066,368

Consumer Non-Cyclical (10.9%)
1,530,000	Biomet, Inc.	11.625	10/15/2017	1,621,800
6,085,000	Boston Scientific Corporation ±‡	5.450	6/15/2014	5,613,412
3,480,000	Community Health Systems, Inc.	8.875	7/15/2015	3,501,750
4,970,000	Constellation Brands, Inc. *	7.250	9/1/2016	4,671,800
4,880,000	DaVita, Inc. *	7.250	3/15/2015	4,745,800
6,020,000	HCA, Inc.	6.750	7/15/2013	5,282,550
7,495,000	HCA, Inc. ‡	9.250	11/15/2016	7,719,850
3,730,000	Jarden Corporation *	7.500	5/1/2017	3,245,100
4,685,000	Jostens Holding Corporation >	Zero Coupon	12/1/2008	4,544,450
5,900,000	LVB Acquisition, Inc. ≤	10.000	10/15/2017	6,298,250
2,780,000	LVB Acquisition, Inc. ≤	11.625	10/15/2017	2,946,800
3,240,000	Michael Foods, Inc.	8.000	11/15/2013	3,191,400
2,840,000	Pinnacle Foods Finance, LLC	9.250	4/1/2015	2,499,200
1,700,000	Select Medical Corporation *†	8.449	9/15/2008	1,504,500
3,945,000	Select Medical Corporation *	7.625	2/1/2015	3,461,738
2,150,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	2,160,750

The accompanying Notes to Financial Statements are an integral part of this schedule.
196

High Yield Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (88.5%)	Rate	Date	Value
Consumer Non-Cyclical — continued
$3,410,000	Sun Healthcare Group, Inc.	9.125%	4/15/2015	$3,410,000
2,680,000	SUPERVALU, Inc.	7.500	11/15/2014	2,683,350
3,780,000	Surgical Care Affiliates, Inc. ≤	8.875	7/15/2015	3,307,500
2,500,000	Tenet Healthcare Corporation	6.375	12/1/2011	2,393,750
560,000	Tenet Healthcare Corporation	6.500	6/1/2012	527,800
2,220,000	Tenet Healthcare Corporation	9.875	7/1/2014	2,231,100
5,960,000	Vanguard Health Holding Company II, LLC	9.000	10/1/2014	5,900,400
4,490,000	Ventas Realty, LP/Ventas Capital Corporation *	6.500	6/1/2016	4,287,950
	Total Consumer Non-Cyclical			87,751,000

Energy (8.1%)
3,230,000	CHC Helicopter Corporation	7.375	5/1/2014	3,351,125
4,290,000	Chesapeake Energy Corporation	7.500	9/15/2013	4,290,000
1,585,000	Chesapeake Energy Corporation	6.375	6/15/2015	1,497,825
3,210,000	Chesapeake Energy Corporation	6.250	1/15/2018	2,953,200
4,520,000	Connacher Oil and Gas, Ltd. ≤	10.250	12/15/2015	4,768,600
3,035,000	Denbury Resources, Inc. *	7.500	12/15/2015	3,019,825
4,130,000	Forest Oil Corporation	7.250	6/15/2019	3,964,800
3,450,000	Helix Energy Solutions Group, Inc. ≤	9.500	1/15/2016	3,536,250
2,135,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	2,049,600
3,900,000	Key Energy Services, Inc. ≤	8.375	12/1/2014	3,978,000
3,740,000	Mariner Energy, Inc.	8.000	5/15/2017	3,618,450
5,170,000	Newfield Exploration Company	6.625	4/15/2016	4,743,475
4,090,000	OPTI Canada, Inc.	8.250	12/15/2014	4,069,550
4,840,000	PetroHawk Energy Corporation	9.125	7/15/2013	4,961,000
3,630,000	Plains Exploration & Production Company	7.750	6/15/2015	3,657,225
5,750,000	Quicksilver Resources, Inc.	7.750	8/1/2015	5,692,500
1,440,000	Sandridge Energy, Inc. ≤	8.000	6/1/2018	1,447,200
3,450,000	Southwestern Energy Company ≤	7.500	2/1/2018	3,549,740
	Total Energy			65,148,365

Financials (3.5%)
3,660,000	Bank of America Corporation	8.125	5/15/2018	3,459,652
2,880,000	Countrywide Financial Corporation	6.250	5/15/2016	2,564,191
86,177	Credit Suisse New York, NY	Zero Coupon	4/30/2009	1,716,646
1,425,000	Deluxe Corporation	7.375	6/1/2015	1,246,875
2,050,000	FTI Consulting, Inc.	7.625	6/15/2013	2,080,750
13,285,000	General Motors Acceptance Corporation, LLC	6.875	9/15/2011	9,546,228
720,000	Lender Processing Services, Inc. §≤	8.125	7/1/2016	720,900
4,600,000	Nuveen Investment, Inc. ≤	10.500	11/15/2015	4,243,500
2,900,000	Rouse Company	3.625	3/15/2009	2,790,020
	Total Financials			28,368,762

The accompanying Notes to Financial Statements are an integral part of this schedule.
197

High Yield Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (88.5%)	Rate	Date	Value
Technology (3.7%)
$650,000	Avago Technologies Finance Pte †	8.182%	9/2/2008	$645,938
4,440,000	Avago Technologies Finance Pte ‡	10.125	12/1/2013	4,706,400
2,870,000	First Data Corporation ≤	9.875	9/24/2015	2,496,900
2,900,000	Freescale Semiconductor, Inc.	8.875	12/15/2014	2,356,250
1,750,000	Freescale Semiconductor, Inc.	9.125	12/15/2014	1,360,625
4,040,000	Nortel Networks, Ltd. †	6.963	7/15/2008	3,817,800
1,600,000	NXP BV/NXP Funding, LLC †	5.463	7/15/2008	1,408,000
4,990,000	NXP BV/NXP Funding, LLC *	9.500	10/15/2015	4,341,300
4,805,000	Seagate Technology HDD Holdings	6.800	10/1/2016	4,384,562
4,430,000	SunGard Data Systems, Inc. *	10.250	8/15/2015	4,452,150
	Total Technology			29,969,925

Transportation (2.5%)
3,160,243	Continental Airlines, Inc. ‡	7.875	7/2/2018	2,433,387
2,670,000	Delta Air Lines, Inc.	7.920	11/18/2010	2,329,575
1,825,000	Hertz Corporation	8.875	1/1/2014	1,669,875
2,955,000	Hertz Corporation *	10.500	1/1/2016	2,689,050
3,220,000	Kansas City Southern de Mexico SA de CV	7.625	12/1/2013	3,123,400
1,130,000	Kansas City Southern de Mexico SA de CV	7.375	6/1/2014	1,096,100
3,300,000	Navios Maritime Holdings, Inc.	9.500	12/15/2014	3,374,250
3,500,000	Windsor Petroleum Transport Corporation ƒ≤	7.840	1/15/2021	3,819,585
	Total Transportation			20,535,222

Utilities (8.1%)
1,616,000	AES Corporation ≤	8.750	5/15/2013	1,676,600
3,800,000	AES Corporation	7.750	10/15/2015	3,743,000
3,800,000	AES Corporation	8.000	10/15/2017	3,724,000
2,072,000	Colorado Interstate Gas Company	6.800	11/15/2015	2,116,455
3,990,000	Copano Energy, LLC	8.125	3/1/2016	4,009,950
2,020,000	Dynegy Holdings, Inc.	6.875	4/1/2011	1,997,275
3,310,000	Dynegy Holdings, Inc.	7.500	6/1/2015	3,053,475
5,035,000	Dynegy Holdings, Inc.	8.375	5/1/2016	4,883,950
2,230,000	Edison Mission Energy	7.500	6/15/2013	2,213,275
3,710,000	Edison Mission Energy	7.000	5/15/2017	3,468,850
3,710,000	Edison Mission Energy	7.200	5/15/2019	3,459,575
2,530,000	El Paso Corporation	6.875	6/15/2014	2,534,627
2,530,000	El Paso Corporation	7.000	6/15/2017	2,476,081
5,580,000	NRG Energy, Inc.	7.375	2/1/2016	5,252,175
3,350,000	Regency Energy Partners, LP	8.375	12/15/2013	3,425,375
4,890,000	SemGroup, LP *≤	8.750	11/15/2015	4,743,300
2,503,000	Southern Star Central Corporation	6.750	3/1/2016	2,377,850
2,900,000	Texas Competitive Electric Holdings Company, LLC ≤	10.250	11/1/2015	2,842,000
2,280,000	Williams Companies, Inc.	8.125	3/15/2012	2,394,000
2,940,000	Williams Companies, Inc.	7.625	7/15/2019	3,087,000
2,400,000	Williams Partners, LP	7.250	2/1/2017	2,400,000
	Total Utilities			65,878,813
	Total Long-Term Fixed Income (cost $749,946,546)			715,337,790

The accompanying Notes to Financial Statements are an integral part of this schedule.
198

High Yield Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Preferred Stock (1.4%)			Value
3,400	Bank of America Corporation, Convertible			$3,009,000
11,340	Citigroup, Inc., Convertible			493,290
154,000	Federal National Mortgage Association *			3,534,300
91,000	Merrill Lynch & Company, Inc.			2,111,200
5,040	NRG Energy, Inc., Convertible			1,840,810
	Total Preferred Stock (cost $11,313,169)			10,988,600

Shares	Common Stock (<0.1%)			Value
30	Pliant Corporation #^			$0
121,520	TVMAX Holdings, Inc. #			12,152
9,243	XO Communications, Inc., Stock Warrants #			277
6,932	XO Communications, Inc., Stock Warrants #			69
6,932	XO Communications, Inc., Stock Warrants #			69
4,621	XO Holdings, Inc., Stock Warrants #*			1,895
80,000	ZSC Specialty Chemical plc, Preferred Stock Warrants #^≤ƒ			0
80,000	ZSC Specialty Chemical plc, Stock Warrants #^≤ƒ			0
	Total Common Stock (cost $6,566,208)			14,462

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (9.5%)	Rate (+)	Date	Value
76,390,753	Thrivent Financial Securities Lending Trust	2.550%	N/A	$76,390,753
	Total Collateral Held for Securities Loaned
	(cost $76,390,753)			76,390,753

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (7.0%)	Rate (+)	Date	Value
$6,000,000	Federal Home Loan Bank Discount Notes	2.150%	7/11/2008	$5,996,417
2,050,000	Federal National Mortgage Association ‡	2.218	9/17/2008	2,040,193
8,000,000	Shell International Finance	2.150	7/8/2008	7,996,656
40,744,728	Thrivent Money Market Portfolio	2.400	N/A	40,744,728
	Total Short-Term Investments (at amortized cost)			56,777,994
	Total Investments (cost $923,123,108) 108.9%			$880,562,019
	Other Assets and Liabilities, Net (8.9%)			(72,238,812)
	Total Net Assets 100.0%			$808,323,207

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
10-Yr. U.S. Treasury Bond Futures	(68)	September 2008	($7,768,793)	($7,746,688)	$22,105
Total Futures					$22,105

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

			Notional
	Buy/Sell	Termination	Principal		Unrealized
Swaps and Counterparty	Protection	Date	Amount	Value	Gain/(Loss)
Credit Default Swaps
CDX Series 10, 5 Year, at 5.00%;	Sell	June 2013	$20,000,000	($1,183,362)	($63,874)
Bank of America
Ford Motor Company 5 Year, at 6.90%;	Sell	September 2012	2,470,000	(598,164)	(598,164)
Bank of America
Total Swaps				($1,781,526)	($662,038)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At June 30, 2008, $199,043 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $7,940,288 and $32,444,424 of investments were earmarked as collateral to cover open financial futures contracts and swap contracts, respectively.

≠ All or a portion of the loan is unfunded.

!! The stated interest rate represents the weighted average of all contracts within the bank loan facility. Bank loans generally have rates of interest which are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturities shown.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2008 the value of these investments was $154,257,235 or 19.1%  of total net assets.

« All or a portion of the security is insured or guaranteed.

ƒ Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Portfolio owned as of June 30, 2008.

	Acquisition
Security	Date	Cost
Windsor Petroleum Transport Corporation	4/15/1998	$2,705,594
ZSC Specialty Chemical plc, Preferred Stock Warrants	6/24/1999	47,568
ZSC Specialty Chemical plc, Stock Warrants	6/24/1999	111,712

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,858,664
Gross unrealized depreciation	(50,419,753)
Net unrealized appreciation (depreciation)	($42,561,089)
Cost for federal income tax purposes	$923,123,108

The accompanying Notes to Financial Statements are an integral part of this schedule.
200

Diversified Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (33.8%)	Value	Shares	Common Stock (33.8%)	Value
Consumer Discretionary (1.6%)			3,400	Royal Dutch Shell plc ADR	$277,814
1,500	Buckle, Inc.	$68,595	1,800	Schlumberger, Ltd.	193,374
7,400	Gannett Company, Inc.	160,358	5,600	Total SA ADR *	477,512
6,700	General Motors Corporation *	77,050		Total Energy	5,418,002
2,000	Genuine Parts Company	79,360
8,300	Home Depot, Inc.	194,386	Financials (12.8%)
5,300	Johnson Controls, Inc.	152,004	1,200	Acadia Realty Trust	27,780
900	Marriott International, Inc.	23,616	2,700	AFLAC, Inc.	169,560
5,800	McDonald’s Corporation	326,076	1,200	Agree Realty Corporation	26,460
6,000	NIKE, Inc.	357,660	1,200	Alexandria Real Estate Equities, Inc.	116,808
1,600	Starwood Hotels & Resorts		3,100	AMB Property Corporation ‡	156,178
	Worldwide, Inc. *	64,112	1,500	American Campus Communities, Inc. *	41,760
2,200	Target Corporation	102,278	2,200	Annaly Capital Management, Inc.	34,122
3,200	VF Corporation	227,776	2,153	Apartment Investment & Management
	Total Consumer Discretionary	1,833,271		Company ±	73,331
			3,900	Ashford Hospitality Trust	18,018
Consumer Staples (2.7%)			3,000	Avalonbay Communities, Inc.	267,480
9,400	Altria Group, Inc. ‡	193,264	15,000	Bank of America Corporation ‡	358,050
1,800	Avon Products, Inc. ±	64,836	6,800	Bank of New York Mellon Corporation	257,244
5,300	Coca-Cola Company ±	275,494	6,500	BB&T Corporation *	148,005
2,700	Colgate-Palmolive Company	186,570	2,200	BioMed Realty Trust, Inc.	53,966
2,700	Costco Wholesale Corporation	189,378	1,400	BOK Financial Corporation	74,830
3,200	Diageo plc ADR	236,384	4,100	Boston Properties, Inc.	369,902
4,900	General Mills, Inc.	297,773	2,200	Brandywine Realty Trust	34,672
1,800	H.J. Heinz Company ±	86,130	1,200	BRE Properties, Inc. *	51,936
2,500	Kimberly-Clark Corporation	149,450	2,100	Brookfield Asset Management, Inc.	68,334
7,400	Kraft Foods, Inc.	210,530	5,600	Brookfield Properties Corporation *	99,624
2,300	Molson Coors Brewing Company	124,959	1,600	Camden Property Trust	70,816
8,600	Philip Morris International, Inc.	424,754	1,000	CB Richard Ellis Group, Inc. #	19,200
5,200	Procter & Gamble Company	316,212	13,400	Citigroup, Inc. ±	224,584
4,100	Wal-Mart Stores, Inc.	230,420	1,500	Colonial Properties Trust *	30,030
	Total Consumer Staples	2,986,154	2,500	Corporate Office Properties Trust	85,825
			1,400	Cullen/Frost Bankers, Inc.	69,790
Energy (4.9%)			4,100	DCT Industrial Trust, Inc.	33,948
2,800	Apache Corporation	389,200	3,000	Developers Diversified Realty
5,000	BP plc ADR ‡	347,850		Corporation	104,130
5,000	Chevron Corporation	495,650	3,300	DiamondRock Hospitality Company	35,937
2,100	ConocoPhillips ±	198,219	3,200	Digital Realty Trust, Inc. *	130,912
3,100	Devon Energy Corporation ±	372,496	1,600	Douglas Emmett, Inc.	35,152
21,794	Energy Income and Growth Fund	494,942	1,800	Duke Realty Corporation *	40,410
4,800	Exxon Mobil Corporation	423,024	2,600	DuPont Fabros Technology, Inc.	48,464
3,000	Halliburton Company	159,210	700	Entertainment Properties Trust	34,608
4,900	Helmerich & Payne, Inc.	352,898	7,400	Equity Residential REIT ±	283,198
5,900	Holly Corporation	217,828	1,200	Essex Property Trust, Inc.	127,800
23,230	Kayne Anderson MLP		3,200	Everest Re Group, Ltd.	255,072
	Investment Company	637,431	3,100	Extra Space Storage, Inc.	47,616
7,000	Nabors Industries, Ltd. #	344,610	7,700	Federal Home Loan
400	Occidental Petroleum Corporation	35,944		Mortgage Corporation	126,280

The accompanying Notes to Financial Statements are an integral part of this schedule.
201

Diversified Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (33.8%)	Value	Shares	Common Stock (33.8%)	Value
Financials — continued			7,200	ProLogis Trust	$391,320
4,100	Federal National Mortgage Association	$79,991	4,056	Public Storage, Inc. *	327,684
2,000	Federal Realty Investment Trust	138,000	2,800	Realty Income Corporation *	63,728
33,727	Fiduciary/Claymore MLP		2,200	Regency Centers Corporation	130,064
	Opportunity Fund	697,129	2,700	Senior Housing Property Trust	52,731
3,100	FirstMerit Corporation	50,561	7,500	Simon Property Group, Inc. *	674,175
1,100	Forest City Enterprises	35,442	1,835	SL Green Realty Corporation *	151,791
6,200	General Growth Properties, Inc. *	217,186	6,500	SPDR DJ Wilshire International Real
6,700	Glacier Bancorp, Inc. *	107,133		Estate ETF	305,045
1,400	Goldman Sachs Group, Inc.	244,860	1,600	Strategic Hotel Capital, Inc.	14,992
3,000	Hartford Financial Services		1,800	Sunstone Hotel Investors, Inc.	29,880
	Group, Inc. *	193,710	16,800	Synovus Financial Corporation *	146,664
4,000	Health Care Property Investors, Inc.	127,240	1,700	Tanger Factory Outlet Centers, Inc. *	61,081
1,900	Health Care REIT, Inc.	84,550	2,300	Taubman Centers, Inc.	111,895
900	Healthcare Realty Trust, Inc.	21,393	21,686	Tortoise Energy
1,300	Highwoods Properties, Inc.	40,846		Infrastructure Corporation	589,222
900	Home Properties, Inc. *	43,254	9,828	Tortoise North American
1,000	Hospitality Properties Trust	24,460		Energy Corporation	242,268
14,500	Host Marriott Corporation	197,925	13,700	U.S. Bancorp	382,093
10,200	Hudson City Bancorp, Inc.	170,136	3,000	UDR, Inc.	67,140
2,000	Inland Real Estate Corporation	28,840	4,800	Ventas, Inc.	204,336
4,600	iShares S&P U.S. Preferred Stock		4,200	Vornado Realty Trust	369,600
	Index Fund	183,678	6,700	Washington Federal, Inc.	121,270
1,500	iSTAR Financial, Inc. *	19,815	1,200	Weingarten Realty Investors *	36,384
12,400	J.P. Morgan Chase & Company	425,444		Total Financials	14,276,262
1,100	Kilroy Realty Corporation	51,733
7,122	Kimco Realty Corporation	245,851	Health Care (2.2%)
2,100	LaSalle Hotel Properties	52,773	7,200	Abbott Laboratories ‡	381,384
1,900	Liberty Property Trust	62,985	3,400	AstraZeneca plc	144,602
4,900	Lincoln National Corporation	222,068	2,300	Baxter International, Inc.	147,062
2,200	Macerich Company	136,686	5,600	Bristol-Myers Squibb Company	114,968
1,400	Mack-Cali Realty Corporation	47,838	5,600	Capital Senior Living Corporation	42,224
7,000	Mercury General Corporation	327,040	2,800	Eli Lilly and Company	129,248
3,200	Merrill Lynch & Company, Inc. *	101,472	4,400	Johnson & Johnson	283,096
1,300	Mid-America Apartment		2,500	McKesson Corporation	139,775
	Communities, Inc.	66,352	3,900	Medtronic, Inc.	201,825
3,600	Mission West Properties, Inc.	39,456	12,100	Pfizer, Inc.	211,387
4,900	Monmouth Real Estate Investment		4,100	Sanofi-Aventis ADR	136,243
	Corporation	31,360	4,900	Teva Pharmaceutical Industries,
5,900	Morgan Stanley	212,813		Ltd. ADR *	224,420
3,300	National Retail Properties, Inc.	68,970	5,400	Wyeth	258,984
3,400	Nationwide Health Properties, Inc.	107,066		Total Health Care	2,415,218
10,700	Old Republic International Corporation	126,688
3,100	Omega Healthcare Investors, Inc.	51,615	Industrials (3.0%)
1,900	One Liberty Properties, Inc.	30,989	3,000	3M Company	208,770
11,400	People’s United Financial, Inc.	177,840	4,600	Caterpillar, Inc.	339,572
700	Plum Creek Timber Company, Inc.	29,897	11,000	Courier Corporation	220,880
1,300	Post Properties, Inc.	38,675	3,600	Danaher Corporation	278,280
4,400	PowerShares Preferred Portfolio	75,988	5,300	Emerson Electric Company	262,085
2,700	Principal Financial Group, Inc. *	113,319

The accompanying Notes to Financial Statements are an integral part of this schedule.
202

Diversified Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Common Stock (33.8%)	Value	Shares	Common Stock (33.8%)	Value
Industrials — continued			Telecommunications Services (1.4%)
3,200	General Dynamics Corporation	$269,440	3,900	America Movil SA de CV ADR ‡	$205,725
19,400	General Electric Company	517,786	22,900	AT&T, Inc. ±‡	771,503
2,500	Honeywell International, Inc.	125,700	18,700	Time Warner Telecom, Inc. #	299,761
11,500	Masco Corporation	180,895	7,800	Verizon Communications, Inc.	276,120
5,600	Pitney Bowes, Inc.	190,960		Total Telecommunications
5,700	Republic Services, Inc.	169,290		Services	1,553,109
3,100	Tyco International, Ltd.	124,124
3,400	United Technologies Corporation	209,780	Utilities (1.2%)
7,600	Waste Management, Inc.	286,596	14,200	Atmos Energy Corporation ‡	391,494
	Total Industrials	3,384,158	8,900	Black Hills Corporation ±	285,334
			3,700	National Fuel Gas Company	220,076
Information Technology (2.5%)			5,700	Progress Energy, Inc.	238,431
7,500	Accenture, Ltd.	305,400	2,800	Questar Corporation	198,912
6,500	Automatic Data Processing, Inc.	272,350		Total Utilities	1,334,247
4,800	Hewlett-Packard Company	212,208
17,800	Intel Corporation	382,344		Total Common Stock
4,400	International Business Machines			(cost $42,395,379)	37,705,224
	Corporation	521,532
10,300	Microsoft Corporation	283,353
10,700	Nokia Oyj ADR	262,150
6,600	Paychex, Inc.	206,448		Preferred Stock/
7,100	Plexus Corporation #	196,528	Shares	Equity-Linked Securities (0.7%)	Value
5,300	Taiwan Semiconductor Manufacturing		8,442	Allegro Investment Corporation
	Company, Ltd. ADR #	57,823		SA TGT, Convertible ‡¿≤	$422,842
4,500	Texas Instruments, Inc.	126,720	2,600	Federal National Mortgage Association	59,670
	Total Information Technology	2,826,856	2,600	Merrill Lynch & Company, Inc.	60,320
			2,600	MetLife, Inc.	55,640
Materials (1.5%)			2,600	Prudential Financial, Inc.	64,740
3,100	Air Products and Chemicals, Inc. ‡	306,466	2,600	US Bancorp	65,988
2,500	Broken Hill Proprietary, Ltd.	212,975	2,600	Xcel Energy, Inc.	64,142
3,400	E.I. du Pont de Nemours and Company	145,826		Total Preferred Stock/
1,400	Monsanto Company	177,016		Equity-Linked Securities
3,600	Nucor Corporation	268,812		(cost $798,202)	793,342
1,200	PPG Industries, Inc.	68,844
2,800	Praxair, Inc.	263,872
3,500	Rohm and Haas Company	162,540
1,400	Weyerhaeuser Company	71,596
	Total Materials	1,677,947

The accompanying Notes to Financial Statements are an integral part of this schedule.
203

Diversified Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Bank Loans (5.3%) !!	Rate	Date	Value
Basic Materials (0.7%)
$427,806	Georgia-Pacific Corporation, Term Loan	4.449%	12/20/2012	$402,762
417,900	Graphic Packaging International, Inc., Term Loan	5.536	5/16/2014	402,960
	Total Basic Materials			805,722

Communications Services (0.7%)
420,000	Alltel Communications, Inc., Term Loan ≠	5.233	5/15/2015	414,700
445,477	Idearc, Inc., Term Loan	4.787	11/17/2014	355,825
	Total Communications Services			770,525

Consumer Cyclical (0.3%)
418,937	Ford Motor Company, Term Loan	5.480	12/15/2013	337,717
	Total Consumer Cyclical			337,717

Consumer Non-Cyclical (2.2%)
446,625	Biomet, Inc., Term Loan	5.801	3/25/2015	436,799
345,938	BSC International Holdings, Ltd., Term Loan	3.615	4/21/2011	326,911
4,880	CHS/Community Health Systems, Inc., Term Loan §≠	3.483	7/25/2014	4,594
428,932	CHS/Community Health Systems, Inc., Term Loan	4.859	7/25/2014	403,779
430,000	Constellation Brands, Inc., Term Loan	4.143	6/5/2013	415,651
427,828	HCA, Inc., Term Loan	5.051	11/18/2013	401,380
427,850	Mylan Laboratories, Inc., Term Loan	5.934	10/2/2014	421,967
	Total Consumer Non-Cyclical			2,411,081

Technology (0.7%)
427,845	First Data Corporation, Term Loan	5.261	9/24/2014	393,673
95,262	Flextronics Semiconductor, Ltd., Term Loan	4.963	10/1/2014	88,416
331,513	Flextronics Semiconductor, Ltd., Term Loan	5.035	10/1/2014	301,816
	Total Technology			783,905

Transportation (0.4%)
427,817	Kansas City Southern, Term Loan	4.777	4/28/2013	410,705
	Total Transportation			410,705

Utilities (0.3%)
426,775	Energy Future Holdings, Term Loan	6.234	10/10/2014	394,767
	Total Utilities			394,767
	Total Bank Loans (cost $6,096,805)			5,914,422

The accompanying Notes to Financial Statements are an integral part of this schedule.
204

Diversified Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.7%)	Rate	Date	Value
Asset-Backed Securities (2.4%)
$1,000,000	Citibank Credit Card Issuance Trust ‡	5.650%	9/20/2019	$982,481
650,000	GAMUT Reinsurance, Ltd. †‡≤	9.899	8/4/2008	640,640
250,000	GAMUT Reinsurance, Ltd. †≤	17.899	8/4/2008	249,785
400,000	Merna Re, Ltd. †≤	4.551	9/30/2008	380,280
400,000	Merna Re, Ltd. †≤	5.551	9/30/2008	374,800
	Total Asset-Backed Securities			2,627,986

Basic Materials (3.6%)
110,000	Aleris International, Inc. ‡	9.000	12/15/2014	87,588
160,000	Arch Western Finance, LLC ‡	6.750	7/1/2013	156,800
210,000	Cascades, Inc.	7.250	2/15/2013	182,700
430,000	Chemtura Corporation	6.875	6/1/2016	371,950
220,000	Domtar, Inc.	7.875	10/15/2011	221,100
130,000	Domtar, Inc.	7.125	8/15/2015	123,825
130,000	Drummond Company, Inc. ≤	7.375	2/15/2016	120,900
230,000	FMG Finance, Pty., Ltd. ≤	10.625	9/1/2016	267,950
90,000	Georgia-Pacific Corporation	8.125	5/15/2011	88,875
570,000	Georgia-Pacific Corporation ±≤	7.125	1/15/2017	535,800
110,000	Graphic Packaging International Corporation	9.500	8/15/2013	105,050
240,000	Griffin Coal Mining Company, Pty., Ltd. ≤	9.500	12/1/2016	190,800
220,000	Invista ≤	9.250	5/1/2012	224,950
80,000	Jefferson Smurfit Corporation	8.250	10/1/2012	69,800
110,000	Mosaic Global Holdings, Inc., Convertible ≤	7.375	12/1/2014	114,950
210,000	NewPage Corporation	10.000	5/1/2012	212,625
220,000	Novelis, Inc.	7.250	2/15/2015	207,900
200,000	Peabody Energy Corporation	5.875	4/15/2016	187,000
160,000	Smurfit-Stone Container Enterprises, Inc.	8.000	3/15/2017	128,000
250,000	Terra Capital, Inc.	7.000	2/1/2017	245,000
205,000	Vedanta Resources plc ≤^	8.750	1/15/2014	203,975
	Total Basic Materials			4,047,538

Capital Goods (3.9%)
440,000	Allied Waste North America, Inc. ‡	6.875	6/1/2017	430,100
200,000	BE Aerospace, Inc.	8.500	7/1/2018	200,750
150,000	Berry Plastics Holding Corporation ±	8.875	9/15/2014	129,750
350,000	Bombardier, Inc. ‡≤	6.750	5/1/2012	342,125
210,000	Case New Holland, Inc.	7.125	3/1/2014	205,800
100,000	Crown Americas, Inc.	7.625	11/15/2013	99,750
100,000	Crown Americas, Inc.	7.750	11/15/2015	100,000
150,000	General Cable Corporation	7.125	4/1/2017	142,875
410,000	Honeywell International, Inc. ±	5.300	3/1/2018	403,884
330,000	L-3 Communications Corporation	5.875	1/15/2015	304,425
100,000	Legrand SA	8.500	2/15/2025	112,437
360,000	Leucadia National Corporation	7.125	3/15/2017	343,800
140,000	Mueller Water Products, Inc.	7.375	6/1/2017	119,700
185,000	Owens Corning, Inc.	6.500	12/1/2016	168,438
70,000	Owens-Brockway Glass Container, Inc.	8.250	5/15/2013	71,750

The accompanying Notes to Financial Statements are an integral part of this schedule.
205

Diversified Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.7%)	Rate	Date	Value
Capital Goods — continued
$210,000	Owens-Illinois, Inc. *	7.500%	5/15/2010	$213,675
190,000	Plastipak Holdings, Inc. ≤	8.500	12/15/2015	175,750
210,000	RBS Global, Inc./Rexnord Corporation	9.500	8/1/2014	202,650
205,000	Terex Corporation	8.000	11/15/2017	203,462
110,000	TransDigm, Inc.	7.750	7/15/2014	108,625
270,000	United Rentals North America, Inc.	7.000	2/15/2014	209,250
	Total Capital Goods			4,288,996

Collateralized Mortgage Obligations (1.9%)
1,717,149	Deutsche Alt-A Securities, Inc. †	4.564	7/1/2008	1,224,623
1,329,168	Washington Mutual Alternative Loan Trust †	4.278	7/1/2008	916,951
	Total Collateralized Mortgage Obligations			2,141,574

Commercial Mortgage-Backed Securities (4.4%)
2,000,000	Commercial Mortgage Pass-Through Certificates †‡≤	2.651	7/15/2008	1,872,542
1,250,000	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation ‡	5.336	5/15/2047	1,172,578
2,000,000	Wachovia Bank Commercial Mortgage Trust †≤	2.591	7/15/2008	1,884,662
	Total Commercial Mortgage-Backed Securities			4,929,782

Communications Services (7.1%)
70,000	American Tower Corporation ‡≤	7.000	10/15/2017	69,300
410,000	AT&T, Inc. ‡	5.600	5/15/2018	400,029
120,000	Centennial Communications Corporation	8.125	2/1/2014	118,800
210,000	Charter Communications Operating, LLC ±≤	8.000	4/30/2012	198,450
200,000	Charter Communications Operating, LLC ±≤	8.375	4/30/2014	189,500
205,000	Cincinnati Bell, Inc.	7.250	7/15/2013	199,875
430,000	Citizens Communications Company ±	6.250	1/15/2013	398,825
410,000	Comcast Corporation ‡	5.900	3/15/2016	400,606
205,000	Cricket Communications, Inc.	9.375	11/1/2014	197,312
450,000	CSC Holdings, Inc.	7.625	4/1/2011	441,000
70,000	Dex Media West, LLC/Dex Media West Finance Company	9.875	8/15/2013	63,000
165,000	DIRECTV Holdings, LLC	6.375	6/15/2015	154,688
210,000	DIRECTV Holdings, LLC ≤	7.625	5/15/2016	206,850
215,000	Echostar DBS Corporation	6.625	10/1/2014	198,875
200,000	EchoStar DBS Corporation ≤	7.750	5/31/2015	194,500
205,000	FairPoint Communications, Inc. ≤	13.125	4/1/2018	200,900
295,000	Idearc, Inc.	8.000	11/15/2016	185,481
60,000	Intelsat Bermuda, Ltd.	9.250	6/15/2016	60,450
430,000	Interpublic Group of Companies, Inc.	6.250	11/15/2014	371,950
90,000	Lamar Media Corporation	6.625	8/15/2015	81,900
430,000	Level 3 Financing, Inc.	9.250	11/1/2014	391,300
220,000	Liberty Media Corporation	5.700	5/15/2013	197,158
210,000	Mediacom Broadband, LLC	8.500	10/15/2015	187,688
200,000	News America, Inc.	6.650	11/15/2037	195,287
280,000	NTL Cable plc	9.125	8/15/2016	262,500
250,000	Quebecor Media, Inc.	7.750	3/15/2016	232,500
200,000	Qwest Communications International, Inc.	7.250	2/15/2011	193,250
60,000	Qwest Communications International, Inc.	7.500	2/15/2014	57,000

The accompanying Notes to Financial Statements are an integral part of this schedule.
206

Diversified Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.7%)	Rate	Date	Value
Communications Services — continued
$250,000	Qwest Corporation	7.875%	9/1/2011	$250,000
420,000	R.H. Donnelley Corporation *	6.875	1/15/2013	249,900
85,000	Rural Cellular Corporation	9.875	2/1/2010	86,488
210,000	Sprint Capital Corporation	8.375	3/15/2012	207,900
245,000	Sprint Nextel Corporation	6.000	12/1/2016	210,700
200,000	Time Warner Cable, Inc.	5.850	5/1/2017	189,960
200,000	Time Warner Telecom Holdings, Inc.	9.250	2/15/2014	204,500
210,000	Videotron Ltee	6.875	1/15/2014	202,650
200,000	Windstream Corporation	8.625	8/1/2016	199,500
	Total Communications Services			7,850,572

Consumer Cyclical (6.1%)
240,000	Beazer Homes USA, Inc. *	8.625	5/15/2011	206,400
360,000	Buhrmann U.S., Inc.	7.875	3/1/2015	402,257
400,000	Centex Corporation	7.500	1/15/2012	369,000
180,000	Circus & Eldorado Joint Venture/Silver Legacy Capital
	Corporation ±	10.125	3/1/2012	173,250
230,000	Corrections Corporation of America	6.250	3/15/2013	221,375
200,000	D.R. Horton, Inc.	6.500	4/15/2016	164,750
102,000	Dollarama Group, LP †	8.883	12/15/2008	95,370
180,000	Dollarama Group, LP	8.875	8/15/2012	170,100
160,000	Ford Motor Credit Company †	7.163	7/15/2008	149,959
70,000	Ford Motor Credit Company	9.750	9/15/2010	61,032
130,000	Ford Motor Credit Company *	7.000	10/1/2013	95,733
90,000	Ford Motor Credit Company *	8.000	12/15/2016	65,409
220,000	Gaylord Entertainment Company	6.750	11/15/2014	200,200
205,000	General Motors Corporation	7.200	1/15/2011	157,850
190,000	Hanesbrands, Inc. †	6.508	12/15/2008	176,700
430,000	Harrah’s Operating Company, Inc. ≤	10.750	2/1/2016	376,709
330,000	Host Marriott, LP	6.375	3/15/2015	292,050
220,000	KB Home *	6.250	6/15/2015	184,800
205,000	Lear Corporation *	8.500	12/1/2013	169,381
200,000	MGM MIRAGE	5.875	2/27/2014	162,000
205,000	MGM MIRAGE	6.625	7/15/2015	164,512
210,000	Pinnacle Entertainment	8.250	3/15/2012	206,325
196,000	Pokagon Gaming Authority ≤	10.375	6/15/2014	210,210
420,000	Pulte Homes, Inc.	7.875	8/1/2011	413,700
330,000	Rite Aid Corporation	7.500	3/1/2017	266,475
120,000	Royal Caribbean Cruises, Ltd.	7.250	6/15/2016	105,000
130,000	Service Corporation International	6.750	4/1/2015	123,825
220,000	Tenneco, Inc. ≤	8.125	11/15/2015	199,100
100,000	TRW Automotive, Inc. *≤	7.000	3/15/2014	86,750
260,000	Tunica Biloxi Gaming Authority ≤	9.000	11/15/2015	252,200
200,000	Turning Stone Resort Casino Enterprise ≤	9.125	12/15/2010	198,500
130,000	Turning Stone Resort Casino Enterprise ≤	9.125	9/15/2014	129,350
180,000	Universal City Florida Holding Company I/II †	7.623	8/1/2008	173,700
150,000	Warnaco, Inc.	8.875	6/15/2013	156,000
210,000	Wynn Las Vegas Capital Corporation	6.625	12/1/2014	192,150
	Total Consumer Cyclical			6,772,122

The accompanying Notes to Financial Statements are an integral part of this schedule.
207

Diversified Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.7%)	Rate	Date	Value
Consumer Non-Cyclical (3.6%)
$200,000	Aramark Corporation	8.500%	2/1/2015	$196,000
490,000	Boston Scientific Corporation ‡	5.450	6/15/2014	452,025
280,000	Community Health Systems, Inc. ‡	8.875	7/15/2015	281,750
420,000	Constellation Brands, Inc.	7.250	9/1/2016	394,800
200,000	Coventry Health Care, Inc. ‡	5.950	3/15/2017	173,942
210,000	DaVita, Inc. ‡	6.625	3/15/2013	201,600
200,000	FMC Finance III SA	6.875	7/15/2017	196,500
380,000	HCA, Inc.	9.250	11/15/2016	391,400
190,000	Jarden Corporation *	7.500	5/1/2017	165,300
430,000	LVB Acquisition, Inc. ≤	10.000	10/15/2017	459,025
160,000	Michael Foods, Inc.	8.000	11/15/2013	157,600
210,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	211,050
340,000	SUPERVALU, Inc.	7.500	11/15/2014	340,425
200,000	Tenet Healthcare Corporation	7.375	2/1/2013	188,000
200,000	Tenet Healthcare Corporation	9.250	2/1/2015	196,000
	Total Consumer Non-Cyclical			4,005,417

Energy (3.2%)
160,000	CHC Helicopter Corporation	7.375	5/1/2014	166,000
410,000	Chesapeake Energy Corporation ‡	6.375	6/15/2015	387,450
140,000	Chesapeake Energy Corporation ±	6.250	1/15/2018	128,800
200,000	Cie Generale de Geophysique Veritas	7.500	5/15/2015	199,500
220,000	Connacher Oil and Gas, Ltd. ≤	10.250	12/15/2015	232,100
155,000	Denbury Resources, Inc.	7.500	12/15/2015	154,225
210,000	Forest Oil Corporation	7.250	6/15/2019	201,600
130,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	124,800
210,000	Newfield Exploration Company	6.625	4/15/2016	192,675
190,000	OPTI Canada, Inc.	8.250	12/15/2014	189,050
200,000	PetroHawk Energy Corporation	9.125	7/15/2013	205,000
140,000	Petroplus Finance, Ltd. ≤	7.000	5/1/2017	123,550
200,000	Pioneer Natural Resources Company	6.650	3/15/2017	187,697
220,000	Plains Exploration & Production Company	7.750	6/15/2015	221,650
100,000	PNM Resources, Inc.	9.250	5/15/2015	103,250
205,000	Pride International, Inc.	7.375	7/15/2014	204,488
200,000	Quicksilver Resources, Inc.	7.750	8/1/2015	198,000
210,000	Tesoro Corporation	6.500	6/1/2017	188,475
205,000	Whiting Petroleum Corporation	7.000	2/1/2014	201,156
	Total Energy			3,609,466

Financials (4.7%)
200,000	AXA SA ≤	6.463	12/14/2018	159,994
80,000	Bank of America Corporation	8.000	1/30/2018	74,950
200,000	BBVA Bancomer SA ‡≤	6.008	5/17/2022	176,306
210,000	Capital One Capital III ‡	7.686	8/15/2036	168,030
230,000	Deluxe Corporation	5.125	10/1/2014	181,700
300,000	FTI Consulting, Inc.	7.625	6/15/2013	304,500
530,000	General Motors Acceptance Corporation, LLC	6.875	9/15/2011	380,843
440,000	J.P. Morgan Chase Capital XX	6.550	9/29/2036	380,524

The accompanying Notes to Financial Statements are an integral part of this schedule.
208

Diversified Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.7%)	Rate	Date	Value
Financials — continued
$400,000	Lehman Brothers Holdings, Inc.	7.000%	9/27/2027	$369,842
630,000	Lincoln National Corporation	7.000	5/17/2016	573,846
200,000	Mitsubishi UFG Capital Finance, Ltd.	6.346	7/25/2016	173,358
210,000	Nuveen Investment, Inc. ≤	10.500	11/15/2015	193,725
210,000	ProLogis Trust	5.625	11/15/2016	194,491
420,000	Rabobank Capital Funding Trust ≤	5.254	10/21/2016	360,691
210,000	Rouse Company, LP	3.625	3/15/2009	202,036
105,000	Rouse Company, LP ≤	6.750	5/1/2013	94,608
420,000	Royal Bank of Scotland Group plc ≤	6.990	10/5/2017	378,012
420,000	Swiss RE Capital I, LP ≤	6.854	5/25/2016	370,327
420,000	Wachovia Capital Trust III	5.800	3/15/2011	285,600
295,000	Washington Mutual Preferred Funding *≤	6.665	12/1/2020	159,300
80,000	Wells Fargo Capital XIII	7.700	3/26/2013	79,524
	Total Financials			5,262,207

Mortgage-Backed Securities (3.8%)
4,250,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	7/1/2038	4,188,906
	Total Mortgage-Backed Securities			4,188,906

Technology (2.0%)
26,000	Avago Technologies Finance Pte †	8.182	9/2/2008	25,838
130,000	Avago Technologies Finance Pte ‡	10.125	12/1/2013	137,800
200,000	First Data Corporation ≤	9.875	9/24/2015	174,000
170,000	Flextronics International, Ltd.	6.250	11/15/2014	158,950
430,000	Freescale Semiconductor, Inc.	8.875	12/15/2014	349,375
205,000	Iron Mountain, Inc.	7.750	1/15/2015	203,975
80,000	NXP BV/NXP Funding, LLC †	5.463	7/15/2008	70,400
140,000	NXP BV/NXP Funding, LLC *	9.500	10/15/2015	121,800
160,000	Sanmina-SCI Corporation	6.750	3/1/2013	143,600
370,000	Seagate Technology HDD Holdings	6.800	10/1/2016	337,625
330,000	SunGard Data Systems, Inc.	4.875	1/15/2014	293,288
210,000	Unisys Corporation	8.000	10/15/2012	180,600
	Total Technology			2,197,251

Transportation (1.1%)
220,000	Avis Budget Car Rental, LLC	7.750	5/15/2016	168,850
204,131	Continental Airlines, Inc.	7.875	7/2/2018	157,180
140,000	Delta Air Lines, Inc.	7.920	11/18/2010	122,150
270,000	Hertz Corporation	8.875	1/1/2014	247,050
100,000	Hertz Corporation	10.500	1/1/2016	91,000
150,000	Kansas City Southern de Mexico SA de CV	7.625	12/1/2013	145,500
324,359	Piper Jaffray Equipment Trust Securities ≤	6.750	4/1/2011	287,058
	Total Transportation			1,218,788

The accompanying Notes to Financial Statements are an integral part of this schedule.
209

Diversified Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (53.7%)	Rate	Date	Value
U.S. Government (0.4%)
$420,000	U.S. Treasury Notes *	2.125%	4/30/2010	$416,948
	Total U.S. Government			416,948

Utilities (5.5%)
430,000	AES Corporation ±	7.750	10/15/2015	423,550
246,000	Colorado Interstate Gas Company	6.800	11/15/2015	251,278
210,000	Copano Energy, LLC ‡	8.125	3/1/2016	211,050
110,000	Dynegy Holdings, Inc.	6.875	4/1/2011	108,762
100,000	Dynegy Holdings, Inc.	7.500	6/1/2015	92,250
120,000	Dynegy Holdings, Inc.	8.375	5/1/2016	116,400
100,000	Dynegy Holdings, Inc.	7.750	6/1/2019	91,000
120,000	Edison Mission Energy	7.500	6/15/2013	119,100
130,000	Edison Mission Energy	7.750	6/15/2016	129,350
200,000	Edison Mission Energy	7.000	5/15/2017	187,000
250,000	El Paso Corporation	6.875	6/15/2014	250,457
210,000	Energy Future Holdings Corporation ≤	10.875	11/1/2017	212,100
620,000	Enterprise Products Operating, LP	8.375	8/1/2016	619,822
410,000	Exelon Corporation	4.900	6/15/2015	377,255
160,000	Illinois Power Company	6.125	11/15/2017	152,826
430,000	Intergen NV ≤	9.000	6/30/2017	445,050
120,000	Kinder Morgan Finance Company ulc	5.700	1/5/2016	106,800
70,000	Mirant North America, LLC	7.375	12/31/2013	69,388
540,000	NRG Energy, Inc.	7.375	2/1/2016	508,275
110,000	Pacific Energy Partners, LP/Pacific Energy Finance
	Corporation	7.125	6/15/2014	110,926
210,000	Regency Energy Partners, LP	8.375	12/15/2013	214,725
105,000	Reliant Energy Resources Corporation	6.750	12/15/2014	107,100
220,000	Reliant Resources, Inc. *	7.875	6/15/2017	215,050
205,000	Sabine Pass LNG, LP	7.500	11/30/2016	184,500
150,000	SemGroup, LP ≤	8.750	11/15/2015	145,500
110,000	Southern Star Central Corporation	6.750	3/1/2016	104,500
200,000	Southern Union Company	7.200	11/1/2011	161,386
330,000	Texas Competitive Electric Holdings Company, LLC ≤	10.250	11/1/2015	323,400
120,000	Williams Partners, LP	7.250	2/1/2017	120,000
	Total Utilities			6,158,800
	Total Long-Term Fixed Income (cost $63,876,212)			59,716,353

The accompanying Notes to Financial Statements are an integral part of this schedule.
210

Diversified Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (4.5%)	Rate (+)	Date	Value
4,971,704	Thrivent Financial Securities Lending Trust	2.550%	N/A	$4,971,704
	Total Collateral Held for Securities Loaned
	(cost $4,971,704)			4,971,704

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (7.1%)	Rate (+)	Date	Value
$200,000	Federal National Mortgage Association ‡	2.100%	9/17/2008	$199,098
7,749,992	Thrivent Money Market Portfolio	2.400	N/A	7,749,992
	Total Short-Term Investments (at amortized cost)			7,949,090
	Total Investments (cost $126,087,392) 105.1%			$117,050,135
	Other Assets and Liabilities, Net (5.1%)			(5,696,022)
	Total Net Assets 100.0%			$111,354,113

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	52	September 2008	$5,758,351	$5,748,844	($9,507)
10-Yr. U.S. Treasury Bond Futures	(15)	September 2008	(1,713,704)	(1,708,828)	4,876
Russell Mini-Futures	4	September 2008	288,001	276,680	(11,321)
S&P 500 Index Mini-Futures	18	September 2008	1,208,837	1,152,990	(55,847)
Total Futures					($71,799)

The accompanying Notes to Financial Statements are an integral part of this schedule.
211

Diversified Income Plus Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

			Notional
	Buy/Sell	Termination	Principal		Unrealized
Swaps and Counterparty	Protection	Date	Amount	Value	Gain/(Loss)
Credit Default Swaps
CDS COF, 5 Year, at 3.60%;	Buy	June 2013	$420,000	$9,468	$9,468
J.P. Morgan Chase and Co.
CDS WM, 5 Year, at 4.15%;	Buy	June 2013	490,000	31,660	31,660
J.P. Morgan Chase and Co.
Ford Motor Company, 5 Year, at 6.90%;	Sell	September 2012	185,000	(44,802)	(44,802)
Banc of America
Total Swaps				($3,674)	($3,674)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At June 30, 2008, $199,098 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $10,194,825 and $1,811,865 of investments were earmarked as collateral to cover open financial futures contracts and swap contracts, respectively.

^ Security is fair valued as discussed in item 2(A) of the notes to Financial Statements.

¿ These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2008 the value of these investments was $14,809,815 or 13.3%  of total net assets.

≠ All or a portion of the loan is unfunded.

!! The stated interest rate represents the weighted average of all contracts within the bank loan facility. Bank loans generally have rates of interest which are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturities shown.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets. ETF — Exchange Traded Fund.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,157,362
Gross unrealized depreciation	(10,194,619)
Net unrealized appreciation (depreciation)	($9,037,257)
Cost for federal income tax purposes	$126,087,392

The accompanying Notes to Financial Statements are an integral part of this schedule.
212

Partner Socially Responsible Bond Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (61.8%)	Rate	Date	Value
Asset-Backed Securities (5.6%)
$63,978	Americredit Automobile Receivables Trust ‡	4.870%	12/6/2010	$63,728
82,729	Americredit Automobile Receivables Trust ‡	3.430	7/6/2011	82,435
38,283	Americredit Automobile Receivables Trust ‡	5.420	8/8/2011	37,683
47,215	Americredit Automobile Receivables Trust ‡	5.210	10/6/2011	47,003
78,454	Bear Stearns Asset-Backed Securities, Inc. ‡	5.000	1/25/2034	69,235
47,443	Residential Asset Securitization Trust ‡	6.250	11/25/2036	41,147
49,369	Triad Auto Receivables Owner Trust ‡	4.770	1/12/2011	49,005
	Total Asset-Backed Securities			390,236

Capital Goods (0.7%)
50,000	Weyerhaeuser Company †‡	3.802	9/24/2008	49,422
	Total Capital Goods			49,422

Collateralized Mortgage Obligations (0.9%)
36,361	Master Alternative Loans Trust ‡	6.250	7/25/2036	31,260
33,661	Structured Asset Securities Corporation ‡	5.000	6/25/2035	29,929
	Total Collateralized Mortgage Obligations			61,189

Commercial Mortgage-Backed Securities (0.8%)
83,932	Credit Suisse First Boston Mortgage Securities Corporation ‡	4.636	12/25/2033	58,753
	Total Commercial Mortgage-Backed Securities			58,753

Communications Services (3.9%)
200,000	Deutsche Telekom International Finance BV ‡	3.875	7/22/2008	200,053
70,000	Thomson Reuters Corporation ‡	5.950	7/15/2013	70,281
	Total Communications Services			270,334

Consumer Cyclical (1.0%)
70,000	CVS Caremark Corporation †‡	2.982	9/1/2008	68,315
	Total Consumer Cyclical			68,315

Energy (3.6%)
80,000	Chesapeake Energy Corporation ‡	7.250	12/15/2018	77,800
70,000	Kinder Morgan Energy Partners, LP ‡	5.950	2/15/2018	69,261
110,000	Pioneer Natural Resources Company ‡	5.875	7/15/2016	99,490
	Total Energy			246,551

Financials (16.9%)
90,000	BAC Capital Trust XIV †‡	3.482	9/1/2008	69,835
75,000	Bank of America Corporation †‡	3.316	8/12/2008	74,663
132,004	Capital One Auto Finance Trust ‡	5.330	11/15/2010	131,267
70,000	Deutsche Bank NY †‡	3.409	9/18/2008	69,849
250,000	Giants Stadium, LLC †‡≤	5.600	7/14/2008	250,000
50,000	Glitnir Banki HF †‡≤	3.258	7/21/2008	39,960
70,000	Hartford Life Global Funding Trusts †‡	3.508	8/15/2008	69,684

The accompanying Notes to Financial Statements are an integral part of this schedule.
213

Partner Socially Responsible Bond Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (61.8%)	Rate	Date	Value
Financials — continued
$50,000	HRPT Properties Trust †‡	3.376%	9/16/2008	$45,965
20,000	Huntington National Bank ‡	4.650	6/30/2009	18,940
70,000	Independence Community Bank Corporation ‡	3.750	4/1/2014	56,208
40,000	J.P. Morgan Chase & Company ‡	7.900	4/30/2018	37,506
50,000	Prologis ‡	6.625	5/15/2018	49,253
25,000	SLM Corporation †‡	3.060	7/25/2008	23,439
15,000	Sovereign Bank ‡	4.375	8/1/2013	11,609
90,000	Wachovia Capital Trust III ‡	5.800	3/15/2011	61,200
100,000	Wachovia Corporation †‡	4.690	8/1/2008	98,428
70,000	Wells Fargo Capital XIII ‡	7.700	3/26/2013	69,583
	Total Financials			1,177,389

Technology (0.9%)
60,000	Hewlett-Packard Company †‡	2.786	9/15/2008	59,824
	Total Technology			59,824

Transportation (0.6%)
50,000	Skyway Concession Company, LLC †‡≤	3.081	9/30/2008	44,530
	Total Transportation			44,530

U.S. Government (25.6%)
750,000	Federal Home Loan Mortgage Corporation ‡	6.625	9/15/2009	782,592
1,000,000	U.S. Department of Housing & Urban Development ‡	3.440	8/1/2011	1,000,000
	Total U.S. Government			1,782,592

U.S. Municipals (1.3%)
500,000	Toll Road Investors Partnership II, LP ‡≤	Zero Coupon	2/15/2043	88,140
	Total U.S. Municipals			88,140

	Total Long-Term Fixed Income (cost $4,300,805)			4,297,275

The accompanying Notes to Financial Statements are an integral part of this schedule.
214

Partner Socially Responsible Bond Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Short-Term Investments (38.3%)	Rate (+)	Date	Value
$1,000,000	Federal Farm Credit Bank	2.000%	7/1/2008	$1,000,000
1,560,000	Federal Home Loan Bank ‡	2.000	7/1/2008	1,560,000
100,000	Federal National Mortgage Association ‡	2.120	9/17/2008	99,541
	Total Short-Term Investments (at amortized cost)			2,659,541
	Total Investments (cost $6,960,346) 100.1%			$6,956,816
	Other Assets and Liabilities, Net (0.1%)			(5,178)
	Total Net Assets 100.0%			$6,951,638

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(8)	September 2008	($1,693,988)	($1,689,625)	$4,363
10-Yr. U.S. Treasury Bond Futures	27	September 2008	3,048,869	3,075,891	27,022
Total Futures					$31,385

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

‡ At June 30, 2008, $99,541 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $5,047,129 of investments were earmarked as collateral to cover open financial futures contracts.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2008, the value of these investments was $422,630 or 6.1%  of total net assets.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$27,038
Gross unrealized depreciation	(30,568)
Net unrealized appreciation (depreciation)	($3,530)
Cost for federal income tax purposes	$6,960,346

The accompanying Notes to Financial Statements are an integral part of this schedule.
215

Income Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (101.5%)	Rate	Date	Value
Asset-Backed Securities (5.9%)
$3,795,914	Bear Stearns Mortgage Funding Trust †	2.623%	7/25/2008	$979,137
5,216,981	Capitalsource Commercial Loan Trust †≤ƒ	2.612	7/21/2008	4,552,483
7,000,000	Citibank Credit Card Issuance Trust ‡	5.650	9/20/2019	6,877,367
3,817,888	Credit Based Asset Servicing and Securitization, LLC †‡	2.593	7/25/2008	3,783,061
11,500,000	Discover Card Master Trust ‡	5.650	3/16/2020	11,182,968
8,669,108	Federal Home Loan Mortgage Corporation ±†	2.523	7/25/2008	8,391,425
4,500,000	First Franklin Mortgage Loan Asset-Backed
	Certificates ±†	2.573	7/25/2008	4,385,277
8,500,000	Ford Credit Floor Plan Master Owner Trust †‡	2.651	7/15/2008	8,312,252
349,817	GE Commercial Loan Trust †‡≤	2.878	7/21/2008	348,403
11,081,023	GMAC Mortgage Corporation Loan Trust †«	2.553	7/25/2008	7,906,387
390,465	GMAC Mortgage Corporation Loan Trust †«	2.583	7/25/2008	376,908
9,426,364	GMAC Mortgage Corporation Loan Trust †«	2.663	7/25/2008	5,535,283
2,250,607	IndyMac Seconds Asset-Backed Trust †«	2.653	7/25/2008	1,211,142
12,250,000	Merna Re, Ltd. ±†≤	4.551	9/30/2008	11,646,075
4,494,181	Residential Funding Mortgage Securities II †‡«	2.613	7/25/2008	4,269,121
	Total Asset-Backed Securities			79,757,289

Basic Materials (1.2%)
7,250,000	ArcelorMittal ‡≤	6.125	6/1/2018	7,085,106
1,500,000	Freeport-McMoRan Copper & Gold, Inc. †‡	5.882	10/1/2008	1,514,790
4,400,000	Lubrizol Corporation	5.500	10/1/2014	4,201,424
3,500,000	Precision Castparts Corporation ‡	5.600	12/15/2013	3,460,667
	Total Basic Materials			16,261,987

Capital Goods (2.5%)
1,800,000	Caterpillar Financial Services Corporation ‡	5.450	4/15/2018	1,784,461
2,400,000	CRH America, Inc. ‡	6.000	9/30/2016	2,225,791
6,700,000	Honeywell International, Inc. ‡	5.300	3/1/2018	6,600,063
5,200,000	John Deere Capital Corporation ‡	5.350	4/3/2018	5,124,694
1,805,000	Lockheed Martin Corporation ±	6.150	9/1/2036	1,785,755
5,250,000	Oakmont Asset Trust ‡≤	4.514	12/22/2008	5,269,840
1,800,000	Owens Corning, Inc.	7.000	12/1/2036	1,503,734
3,576,764	Systems 2001 Asset Trust, LLC ≤	6.664	9/15/2013	3,682,647
5,500,000	United Technologies Corporation	4.875	5/1/2015	5,467,044
	Total Capital Goods			33,444,029

Collateralized Mortgage Obligations (4.1%)
9,121,019	Banc of America Mortgage Securities, Inc. ‡	4.804	9/25/2035	8,900,993
2,371,691	Citigroup Mortgage Loan Trust, Inc. ‡	5.536	3/25/2036	2,370,811
4,292,873	Deutsche Alt-A Securities, Inc. †‡	4.564	7/1/2008	3,061,558
4,037,444	HomeBanc Mortgage Trust ‡	5.962	4/25/2037	3,347,062
8,338,153	J.P. Morgan Mortgage Trust	5.005	7/25/2035	8,209,037
6,693,987	Merrill Lynch Mortgage Investors, Inc.	4.871	6/25/2035	6,471,673
5,472,565	Thornburg Mortgage Securities Trust †	2.573	7/25/2008	5,428,889
5,524,172	Wachovia Mortgage Loan Trust, LLC	5.562	5/20/2036	5,357,055
7,975,010	Washington Mutual Alternative Loan Trust †	4.278	7/1/2008	5,501,705

The accompanying Notes to Financial Statements are an integral part of this schedule.
216

Income Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (101.5%)	Rate	Date	Value
Collateralized Mortgage Obligations — continued
$1,243,554	Washington Mutual Mortgage Pass-Through Certificates †	2.773%	7/25/2008	$968,230
2,922,640	Washington Mutual Mortgage Pass-Through Certificates	4.835	9/25/2035	2,861,844
3,550,656	Zuni Mortgage Loan Trust †	2.613	7/25/2008	3,388,043
	Total Collateralized Mortgage Obligations			55,866,900

Commercial Mortgage-Backed Securities (12.8%)
3,980,939	Banc of America Commercial Mortgage, Inc. ‡	4.037	11/10/2039	3,963,865
3,000,000	Banc of America Commercial Mortgage, Inc. ‡	5.118	7/11/2043	2,959,797
10,000,000	Banc of America Large Loan Trust †‡≤	2.581	7/15/2008	9,398,340
5,000,000	Banc of America Large Loan Trust †‡≤	2.681	7/15/2008	4,763,680
3,000,000	Bear Stearns Commercial Mortgage Securities, Inc. †‡≤	2.621	7/15/2008	2,815,308
132,639	Citigroup Commercial Mortgage Trust †‡≤	2.541	7/15/2008	124,387
12,500,000	Citigroup Commercial Mortgage Trust †‡≤	2.611	7/15/2008	11,615,188
300,218	Commercial Mortgage Pass-Through Certificates †‡≤	2.571	7/15/2008	292,027
2,000,000	Commercial Mortgage Pass-Through Certificates †‡≤	2.601	7/15/2008	1,898,994
10,000,000	Commercial Mortgage Pass-Through Certificates †‡≤	2.651	7/15/2008	9,362,710
7,500,000	Credit Suisse Mortgage Capital Certificates †‡≤	2.641	7/15/2008	7,180,718
10,000,000	Crown Castle International Corporation ‡≤	5.245	11/15/2036	9,841,700
10,750,000	Greenwich Capital Commercial Funding Corporation ‡	5.867	12/10/2049	9,776,383
5,500,000	J.P. Morgan Chase Commercial Mortgage Securities Corporation ‡	4.302	1/15/2038	5,339,829
9,844,805	J.P. Morgan Chase Commercial Mortgage Securities Corporation ‡	5.284	5/15/2047	9,694,957
10,000,000	J.P. Morgan Chase Commercial Mortgage Securities Corporation ‡	5.336	5/15/2047	9,380,620
11,500,000	J.P. Morgan Chase Commercial Mortgage Securities Corporation	5.819	6/15/2049	11,000,130
13,000,000	J.P. Morgan Chase Commercial Mortgage Securities Corporation	5.882	2/15/2051	12,412,270
6,000,000	Merrill Lynch Mortgage Trust ‡	4.747	5/12/2043	5,624,250
8,625,000	Merrill Lynch Mortgage Trust	5.266	1/12/2044	8,197,295
15,000,000	Wachovia Bank Commercial Mortgage Trust †≤	2.591	7/15/2008	14,134,965
7,700,000	Wachovia Bank Commercial Mortgage Trust	4.390	2/15/2036	7,470,340
13,000,000	Wachovia Bank Commercial Mortgage Trust	5.765	7/15/2045	12,577,877
1,932,737	Washington Mutual Asset Securities Corporation ≤	3.830	1/25/2035	1,897,791
	Total Commercial Mortgage-Backed Securities			171,723,421

Communications Services (7.9%)
4,275,000	AT&T, Inc. ‡	5.500	2/1/2018	4,142,509
2,100,000	AT&T, Inc. ‡	6.500	9/1/2037	2,032,420
2,000,000	AT&T, Inc. ‡	6.400	5/15/2038	1,914,564
3,075,000	British Telecom plc ‡	9.125	12/15/2030	3,696,411
4,410,000	Citizens Communications Company ‡	6.250	1/15/2013	4,090,275
5,400,000	Comcast Corporation ‡	6.500	1/15/2015	5,483,473
4,300,000	Comcast Corporation ‡	5.900	3/15/2016	4,201,478
6,000,000	Comcast Corporation ‡	5.700	5/15/2018	5,692,332
2,700,000	Comcast Corporation ±	6.400	5/15/2038	2,490,677
6,000,000	Cox Communications, Inc. ‡	4.625	6/1/2013	5,680,062
1,230,000	Cox Communications, Inc. ‡	5.450	12/15/2014	1,181,988
5,350,000	Intelsat Subsidiary Holding Company, Ltd. ‡≤	8.875	1/15/2015	5,202,875
1,350,000	New Cingular Wireless Services, Inc. ‡	8.750	3/1/2031	1,601,882
2,140,000	News America, Inc.	6.400	12/15/2035	2,025,121
2,275,000	News America, Inc.	6.650	11/15/2037	2,221,385
4,815,000	Rogers Cable, Inc.	5.500	3/15/2014	4,635,063

The accompanying Notes to Financial Statements are an integral part of this schedule.
217

Income Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (101.5%)	Rate	Date	Value
Communications Services — continued
$3,555,000	Rogers Cable, Inc.	6.750%	3/15/2015	$3,625,748
510,000	Rogers Cable, Inc.	8.750	5/1/2032	568,983
3,000,000	Rogers Wireless Communications, Inc.	6.375	3/1/2014	3,003,474
3,200,000	Rogers Wireless Communications, Inc. ‡	7.500	3/15/2015	3,387,494
4,600,000	Sprint Capital Corporation	6.900	5/1/2019	4,036,500
5,450,000	Telecom Italia Capital SA	5.250	11/15/2013	5,148,321
2,750,000	Telecom Italia Capital SA	5.250	10/1/2015	2,516,679
4,400,000	Telefonica Emisones SAU	6.221	7/3/2017	4,397,901
4,500,000	Thomson Reuters Corporation	6.500	7/15/2018	4,484,146
3,500,000	Time Warner Cable, Inc.	5.850	5/1/2017	3,324,304
3,300,000	Time Warner Cable, Inc.	6.750	7/1/2018	3,321,882
1,850,000	Time Warner Entertainment Company, LP	8.375	3/15/2023	1,993,569
4,555,000	Verizon Communications, Inc.	5.550	2/15/2016	4,436,770
1,835,000	Verizon Communications, Inc. *	5.500	4/1/2017	1,763,685
2,750,000	Verizon Communications, Inc.	5.500	2/15/2018	2,616,108
2,000,000	Verizon Communications, Inc.	6.900	4/15/2038	1,976,544
	Total Communications Services			106,894,623

Consumer Cyclical (2.6%)
6,500,000	D.R. Horton, Inc. ‡	5.375	6/15/2012	5,525,000
7,250,000	Ford Motor Credit Company ‡	7.375	10/28/2009	6,603,148
1,200,000	JC Penney & Company, Inc.	7.950	4/1/2017	1,227,792
4,400,000	Macy’s Retail Holdings, Inc.	7.875	7/15/2015	4,432,212
4,200,000	McDonald’s Corporation ‡	5.800	10/15/2017	4,287,184
2,600,000	McDonald’s Corporation	6.300	3/1/2038	2,575,586
4,100,000	Nissan Motor Acceptance Corporation ≤	5.625	3/14/2011	4,070,357
3,200,000	Wal-Mart Stores, Inc.	4.250	4/15/2013	3,182,086
3,025,000	Wal-Mart Stores, Inc. ±	5.875	4/5/2027	2,933,606
	Total Consumer Cyclical			34,836,971

Consumer Non-Cyclical (5.4%)
5,800,000	Abbott Laboratories ‡	5.150	11/30/2012	5,970,015
3,000,000	AmerisourceBergen Corporation ‡	5.875	9/15/2015	2,930,496
2,070,000	Archer-Daniels-Midland Company ‡	6.450	1/15/2038	2,075,353
4,300,000	AstraZeneca plc ‡	5.400	9/15/2012	4,397,412
3,325,000	Baxter International, Inc. ‡	5.900	9/1/2016	3,404,637
2,000,000	Baxter International, Inc. ‡	5.375	6/1/2018	1,976,422
6,000,000	Bunge Limited Finance Corporation ‡	5.350	4/15/2014	5,606,454
6,500,000	Cargill, Inc. ‡≤	5.600	9/15/2012	6,550,115
3,600,000	Community Health Systems, Inc. ‡	8.875	7/15/2015	3,622,500
3,500,000	General Mills, Inc. ‡	5.650	9/10/2012	3,568,814
4,600,000	General Mills, Inc. ±	5.200	3/17/2015	4,490,916
3,150,000	HCA, Inc. ‡	9.250	11/15/2016	3,244,500
3,800,000	Johnson & Johnson Company ‡	5.950	8/15/2037	3,944,985
5,600,000	Kellogg Company ‡	4.250	3/6/2013	5,440,114
2,500,000	Kroger Company ‡	6.400	8/15/2017	2,549,892
1,625,000	Kroger Company ‡	6.150	1/15/2020	1,607,799

The accompanying Notes to Financial Statements are an integral part of this schedule.
218

Income Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (101.5%)	Rate	Date	Value
Consumer Non-Cyclical — continued
$1,600,000	Safeway, Inc.	6.350%	8/15/2017	$1,646,670
3,000,000	Schering-Plough Corporation	6.000	9/15/2017	2,962,620
6,000,000	Tesco plc ≤	5.500	11/15/2017	5,837,946
1,425,000	Wyeth	5.950	4/1/2037	1,375,463
	Total Consumer Non-Cyclical			73,203,123

Energy (7.2%)
4,145,000	Apache Corporation ‡	5.250	4/15/2013	4,198,827
6,850,000	CenterPoint Energy Resources Corporation ‡	6.125	11/1/2017	6,672,592
1,550,000	Consolidated Natural Gas Company ‡	5.000	12/1/2014	1,478,089
5,900,000	Energy Transfer Partners, LP ‡	6.700	7/1/2018	5,938,356
4,800,000	Enterprise Products Operating, LP ±‡	5.600	10/15/2014	4,702,070
4,000,000	Enterprise Products Operating, LP ‡	6.300	9/15/2017	3,972,032
4,500,000	EOG Resources, Inc. ‡	5.875	9/15/2017	4,530,362
2,700,000	Magellan Midstream Partners, LP	6.450	6/1/2014	2,731,998
2,900,000	Marathon Oil Corporation ‡	6.000	10/1/2017	2,883,450
1,100,000	Nexen, Inc. ‡	5.650	5/15/2017	1,069,468
3,075,000	Nexen, Inc. ‡	6.400	5/15/2037	2,911,524
3,250,000	Oneok Partners, LP	6.850	10/15/2037	3,176,134
3,150,000	Plains All American Pipeline, LP/PAA Finance Corporation ≤	6.500	5/1/2018	3,138,250
2,500,000	Premcor Refining Group, Inc. ±	6.125	5/1/2011	2,513,765
2,800,000	Premcor Refining Group, Inc. ±	6.750	5/1/2014	2,842,694
3,800,000	Quicksilver Resources, Inc.	7.750	8/1/2015	3,762,000
3,450,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II ≤	5.298	9/30/2020	3,219,850
1,600,000	Ras Laffan Liquefied Natural Gas Company, Ltd. III ≤	5.832	9/30/2016	1,553,728
3,000,000	Southern Natural Gas Company ≤	5.900	4/1/2017	2,866,005
3,600,000	Southern Star Central Corporation	6.750	3/1/2016	3,420,000
3,000,000	Transcontinental Gas Pipe Corporation	8.875	7/15/2012	3,322,500
900,000	Transcontinental Gas Pipe Corporation	6.400	4/15/2016	898,875
5,400,000	Transocean, Inc. ‡	6.000	3/15/2018	5,408,078
4,500,000	Weatherford International, Ltd.	5.150	3/15/2013	4,473,788
2,400,000	Weatherford International, Ltd.	6.000	3/15/2018	2,368,618
8,400,000	Western Oil Sands, Inc.	8.375	5/1/2012	9,138,494
3,100,000	XTO Energy, Inc.	5.300	6/30/2015	3,024,134
1,150,000	XTO Energy, Inc.	6.375	6/15/2038	1,099,061
	Total Energy			97,314,742

Financials (24.1%)
1,425,000	Ace INA Holdings, Inc. ‡	5.800	3/15/2018	1,369,401
2,250,000	American Express Bank FSB/Salt Lake City, UT ‡	6.000	9/13/2017	2,170,937
2,800,000	American Express Centurion Bank ‡	5.550	10/17/2012	2,769,855
3,200,000	American Express Company ‡	7.000	3/19/2018	3,239,286
3,725,000	American International Group, Inc. ±≤	8.175	5/15/2038	3,505,631
3,900,000	AXA SA ‡≤	6.463	12/14/2018	3,119,883
3,000,000	Bank of America Corporation ±	6.000	9/1/2017	2,890,536
5,000,000	Bank of America Corporation ‡	5.650	5/1/2018	4,667,935
2,725,000	Bank of America Corporation ‡	8.125	5/15/2018	2,575,834
8,400,000	Bear Stearns Companies, Inc. ±	6.950	8/10/2012	8,734,085
3,800,000	Bear Stearns Companies, Inc. ‡	6.400	10/2/2017	3,755,126

The accompanying Notes to Financial Statements are an integral part of this schedule.
219

Income Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (101.5%)	Rate	Date	Value
Financials — continued
$3,350,000	BNP Paribas SA ‡≤	5.186%	12/21/2037	$2,909,783
6,000,000	Capmark Financial Group, Inc. ‡	6.300	5/10/2017	3,878,478
3,250,000	Chubb Corporation ‡	5.750	5/15/2018	3,149,942
4,000,000	CIGNA Corporation ‡	6.350	3/15/2018	4,002,492
6,400,000	CIT Group, Inc. ‡	7.625	11/30/2012	5,319,539
1,900,000	Citigroup Capital XXI ‡	8.300	12/21/2037	1,794,225
3,100,000	Citigroup, Inc. ±	5.000	9/15/2014	2,871,108
3,800,000	Citigroup, Inc. ‡	6.000	8/15/2017	3,624,706
3,150,000	Citigroup, Inc. ‡	8.400	4/30/2018	2,994,422
2,750,000	Citigroup, Inc. ‡	6.125	5/15/2018	2,631,659
3,000,000	Corestates Capital Trust I ±≤	8.000	12/15/2026	3,074,856
8,075,000	Countrywide Financial Corporation, Convertible †‡≤	Zero Coupon	7/15/2008	7,782,281
4,125,000	Countrywide Home Loans, Inc. ‡	4.125	9/15/2009	3,939,717
1,800,000	Coventry Health Care, Inc.	5.875	1/15/2012	1,737,297
1,500,000	Coventry Health Care, Inc.	6.125	1/15/2015	1,381,292
1,500,000	Coventry Health Care, Inc.	5.950	3/15/2017	1,304,568
3,600,000	Credit Agricole SA	6.637	5/31/2017	2,995,758
4,500,000	Credit Suisse/New York, NY ‡	6.000	2/15/2018	4,333,131
7,000,000	Deutsche Bank AG	4.875	5/20/2013	6,885,956
4,200,000	Endurance Specialty Holdings, Ltd. ‡	6.150	10/15/2015	3,974,985
2,500,000	ERP Operating, LP ±‡	5.125	3/15/2016	2,254,405
5,000,000	General Electric Capital Corporation ±	4.375	3/3/2012	4,940,730
2,800,000	General Electric Capital Corporation ±	5.625	9/15/2017	2,738,204
4,500,000	General Electric Capital Corporation ‡	6.375	11/15/2017	4,256,140
3,300,000	General Electric Capital Corporation ‡	5.625	5/1/2018	3,191,282
1,300,000	General Electric Capital Corporation ‡	6.150	8/7/2037	1,219,891
650,000	General Electric Capital Corporation ±	5.875	1/14/2038	589,074
7,200,000	General Motors Acceptance Corporation, LLC ‡	6.000	12/15/2011	4,954,630
6,500,000	Goldman Sachs Group, Inc. ‡	6.600	1/15/2012	6,683,833
5,500,000	Goldman Sachs Group, Inc. ‡	5.125	1/15/2015	5,264,600
2,600,000	Goldman Sachs Group, Inc. ‡	6.150	4/1/2018	2,522,413
1,300,000	Goldman Sachs Group, Inc. ‡	6.750	10/1/2037	1,189,170
4,000,000	HSBC Capital Funding, LP/Jersey Channel Islands ‡≤	9.547	6/30/2010	4,173,536
1,220,000	HSBC Holdings plc ±	6.500	5/2/2036	1,134,317
2,200,000	HSBC Holdings plc ‡	6.800	6/1/2038	2,071,788
3,250,000	International Lease Finance Corporation ‡	5.750	6/15/2011	3,026,169
2,800,000	J.P. Morgan Chase & Company ‡	5.750	1/2/2013	2,818,136
1,600,000	J.P. Morgan Chase & Company ‡	7.900	4/30/2018	1,500,224
4,410,000	J.P. Morgan Chase Bank NA ±	5.875	6/13/2016	4,306,233
3,250,000	Keybank National Association ‡	5.500	9/17/2012	3,017,589
2,800,000	Lehman Brothers Holdings ‡	7.500	5/11/2038	2,597,196
5,500,000	Lehman Brothers Holdings, Inc. ±	5.625	1/24/2013	5,205,778
2,900,000	Lehman Brothers Holdings, Inc. ‡	6.875	7/17/2037	2,496,314
2,840,000	Liberty Property, LP	5.500	12/15/2016	2,514,618
2,805,000	Lincoln National Corporation ‡	7.000	5/17/2016	2,554,982
5,000,000	Merrill Lynch & Company, Inc.	5.450	2/5/2013	4,716,010
5,000,000	Merrill Lynch & Company, Inc. ‡	6.875	4/25/2018	4,758,630
1,350,000	Merrill Lynch & Company, Inc. ‡	6.110	1/29/2037	1,072,178
3,800,000	MetLife Capital Trust X ≤	9.250	4/8/2038	4,091,836

The accompanying Notes to Financial Statements are an integral part of this schedule.
220

Income Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (101.5%)	Rate	Date	Value
Financials — continued
$6,730,000	Mitsubishi UFG Capital Finance, Ltd.	6.346%	7/25/2016	$5,833,510
6,700,000	Morgan Stanley	6.625	4/1/2018	6,348,418
3,630,000	Morgan Stanley	6.250	8/9/2026	3,193,667
7,150,000	Nationwide Health Properties, Inc. ‡	6.250	2/1/2013	7,028,328
5,716,926	Preferred Term Securities XXIII, Ltd. †≤ ƒ	2.976	9/22/2008	4,716,464
2,670,000	ProLogis ±	5.500	4/1/2012	2,607,383
2,600,000	ProLogis ±	5.625	11/15/2015	2,442,677
2,000,000	Prologis	6.625	5/15/2018	1,970,116
2,900,000	Prudential Financial, Inc.	6.000	12/1/2017	2,868,004
1,095,000	Prudential Financial, Inc. ±	5.900	3/17/2036	964,058
1,120,000	Prudential Financial, Inc.	5.700	12/14/2036	949,785
2,400,000	QBE Capital Funding II, LP ≤	6.797	6/1/2017	2,011,954
3,750,000	RBS Capital Trust I	5.512	9/30/2014	3,259,110
2,500,000	Regency Centers, LP ±	5.875	6/15/2017	2,313,848
4,785,000	Reinsurance Group of America, Inc.	5.625	3/15/2017	3,844,436
6,000,000	Resona Bank, Ltd. ≤	5.850	4/15/2016	5,161,134
4,550,000	Rio Tinto Finance, Ltd.	6.500	7/15/2018	4,563,805
2,100,000	Simon Property Group, LP	5.375	6/1/2011	2,069,290
2,280,000	Simon Property Group, LP	5.750	12/1/2015	2,212,783
4,700,000	SLM Corporation	5.400	10/25/2011	4,291,988
2,600,000	SLM Corporation	8.450	6/15/2018	2,494,274
3,660,000	SMFG Preferred Capital GBP 1, Ltd. ≤	6.078	1/25/2017	3,094,640
4,200,000	Swiss RE Capital I, LP ≤	6.854	5/25/2016	3,703,266
995,000	Travelers Companies, Inc.	6.250	6/15/2037	924,906
3,000,000	Travelers Property Casualty Corporation	5.000	3/15/2013	2,924,061
2,500,000	United Health Group	6.500	6/15/2037	2,279,748
3,800,000	UnitedHealth Group, Inc.	6.000	11/15/2017	3,678,225
3,825,000	Wachovia Bank NA	4.875	2/1/2015	3,472,297
3,585,000	Wachovia Capital Trust III	5.800	3/15/2011	2,437,800
1,300,000	Wachovia Corporation	7.980	3/15/2018	1,193,920
1,720,000	Washington Mutual Bank FA	5.125	1/15/2015	1,324,400
1,340,000	Washington Mutual Preferred Funding *≤	6.665	12/1/2020	723,600
7,400,000	Washington Mutual Preferred Funding II ≤	6.895	6/15/2012	3,774,000
5,175,000	WEA Finance, LLC ≤	7.125	4/15/2018	5,304,882
6,000,000	WellPoint, Inc. ±	5.000	12/15/2014	5,630,088
2,000,000	Wells Fargo & Company	5.625	12/11/2017	1,935,086
5,500,000	Wells Fargo Capital XIII	7.700	3/26/2013	5,467,258
4,600,000	Willis North America, Inc. ±	6.200	3/28/2017	4,064,767
	Total Financials			324,322,586

Foreign (0.1%)
1,100,000	United Mexican States	6.050	1/11/2040	1,057,650
	Total Foreign			1,057,650

The accompanying Notes to Financial Statements are an integral part of this schedule.
221

Income Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (101.5%)	Rate	Date	Value
Mortgage-Backed Securities (8.9%)
$58,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500%	7/1/2038	$57,166,250
50,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.000	7/1/2038	50,437,500
12,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.500	7/1/2038	12,352,500
	Total Mortgage-Backed Securities			119,956,250

Technology (1.2%)
3,900,000	Hewlett-Packard Company ±	4.500	3/1/2013	3,862,654
3,000,000	Hewlett-Packard Company ±	5.500	3/1/2018	2,938,227
6,500,000	IBM International Group Capital, LLC ‡	5.050	10/22/2012	6,638,008
2,250,000	International Business Machines Corporation ‡	5.700	9/14/2017	2,283,559
	Total Technology			15,722,448

Transportation (3.9%)
2,800,000	Burlington Northern Santa Fe Corporation ‡	7.000	12/15/2025	2,908,998
612,392	Continental Airlines, Inc. ‡	7.875	7/2/2018	471,541
3,250,000	Continental Airlines, Inc. ‡	5.983	4/19/2022	2,689,375
6,500,000	Delta Air Lines, Inc. ‡	7.111	9/18/2011	6,012,500
3,540,688	FedEx Corporation	6.845	1/15/2019	3,739,238
3,285,090	FedEx Corporation ‡	6.720	1/15/2022	3,464,212
1,220,000	Hertz Corporation ‡	8.875	1/1/2014	1,116,300
5,850,000	Kansas City Southern de Mexico SA de CV	7.375	6/1/2014	5,674,500
10,200,000	Northwest Airlines, Inc. ‡	6.841	4/1/2011	9,409,500
4,378,853	Piper Jaffray Equipment Trust Securities ‡≤	6.750	4/1/2011	3,875,285
11,000,000	Union Pacific Corporation	5.450	1/31/2013	11,029,315
2,600,000	Union Pacific Corporation	5.700	8/15/2018	2,537,189
	Total Transportation			52,927,953

U.S. Government (7.8%)
14,000,000	Federal Home Loan Bank Discount Notes *	4.625	10/10/2012	14,339,122
5,000,000	Federal Home Loan Mortgage Corporation	4.625	10/25/2012	5,123,765
5,000,000	Federal Home Loan Mortgage Corporation	5.000	12/14/2018	4,672,620
6,000,000	U.S. Treasury Bonds *	6.250	8/15/2023	7,138,596
1,030,000	U.S. Treasury Bonds *	5.000	5/15/2037	1,106,929
1,460,000	U.S. Treasury Notes *	2.125	4/30/2010	1,449,392
5,600,000	U.S. Treasury Notes *	4.625	8/31/2011	5,871,253
5,200,000	U.S. Treasury Notes *	2.750	2/28/2013	5,076,500
37,886,380	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	40,233,554
38,000,000	U.S. Treasury Principal Strips ‡	Zero Coupon	11/15/2022	19,435,442
	Total U.S. Government			104,447,173

The accompanying Notes to Financial Statements are an integral part of this schedule.
222

Income Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (101.5%)	Rate	Date	Value
U.S. Municipals (0.5%)
$5,900,000	California Infrastructure & Economic Bank Revenue
	Bonds ÷‡	5.000%	7/1/2036	$6,217,243
	Total U.S. Municipals			6,217,243

Utilities (5.4%)
6,300,000	AES Corporation ≤	8.000	6/1/2020	6,079,500
1,775,000	Cleveland Electric Illuminating Company ±	5.700	4/1/2017	1,688,242
2,400,000	Columbus Southern Power Company ±	6.050	5/1/2018	2,386,085
2,930,000	Commonwealth Edison Company ‡	5.400	12/15/2011	2,939,402
3,500,000	Commonwealth Edison Company ‡	7.500	7/1/2013	3,708,856
1,500,000	Commonwealth Edison Company ‡	6.150	9/15/2017	1,495,878
2,500,000	DTE Energy Company ‡	6.375	4/15/2033	2,352,465
1,500,000	Exelon Corporation ‡	6.750	5/1/2011	1,540,994
3,500,000	Exelon Corporation ±	4.900	6/15/2015	3,220,466
2,000,000	Florida Power Corporation ‡	6.400	6/15/2038	2,031,316
3,600,000	Illinois Power Company ‡	6.125	11/15/2017	3,438,576
3,000,000	ITC Holdings Corporation ‡≤	5.875	9/30/2016	2,913,414
4,000,000	ITC Holdings Corporation ‡≤	6.050	1/31/2018	3,879,008
2,400,000	MidAmerican Energy Holdings Company ‡	6.125	4/1/2036	2,304,636
3,350,000	MidAmerican Energy Holdings Company	6.500	9/15/2037	3,383,406
2,800,000	Nevada Power Company	6.750	7/1/2037	2,736,320
2,800,000	Nisource Finance Corporation ‡	6.400	3/15/2018	2,702,375
2,000,000	NRG Energy, Inc.	7.250	2/1/2014	1,910,000
1,500,000	NRG Energy, Inc.	7.375	2/1/2016	1,411,875
1,550,000	Ohio Edison Company ±	6.875	7/15/2036	1,510,892
1,347,057	Power Contract Financing, LLC ‡≤	6.256	2/1/2010	1,362,696
2,668,324	Power Receivables Finance, LLC ‡≤	6.290	1/1/2012	2,729,803
1,075,000	Progress Energy, Inc. ±	7.000	10/30/2031	1,138,555
4,800,000	PSEG Power, LLC	5.000	4/1/2014	4,562,942
2,770,000	Southwestern Public Service Company	6.000	10/1/2036	2,514,556
1,345,000	TXU Corporation	5.550	11/15/2014	1,052,964
2,900,000	Union Electric Company ±	6.400	6/15/2017	2,894,406
1,300,000	Virginia Electric and Power Company	5.950	9/15/2017	1,306,444
1,300,000	Virginia Electric and Power Company	6.350	11/30/2037	1,265,675
	Total Utilities			72,461,747
	Total Long-Term Fixed Income (cost $1,426,529,030)			1,366,416,135

Shares	Preferred Stock (0.3%)			Value
160,000	Federal National Mortgage Association *			$3,672,000
	Total Preferred Stock (cost $4,011,100)			3,672,000

The accompanying Notes to Financial Statements are an integral part of this schedule.
223

Income Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (6.2%)	Rate (+)	Date	Value
83,526,838	Thrivent Financial Securities Lending Trust	2.550%	N/A	$83,526,838
	Total Collateral Held for Securities Loaned
	(cost $83,526,838)			83,526,838

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.2%)	Rate (+)	Date	Value
$24,965,000	BP Capital Markets plc	2.560%	7/1/2008	$24,965,000
15,000,000	Federal Home Loan Bank Discount Notes	2.150	7/11/2008	14,991,042
1,100,000	Federal National Mortgage Association	2.100	9/17/2008	1,095,035
31,185,817	Thrivent Money Market Portfolio	2.400	N/A	31,185,817
11,000,000	Yale University	2.280	7/21/2008	10,986,067
	Total Short-Term Investments (at amortized cost)			83,222,961
	Total Investments (cost $1,597,289,929) 114.2%			$1,536,837,934
	Other Assets and Liabilities, Net (14.2%)			(190,867,403)
	Total Net Assets 100.0%			$1,345,970,531

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	290	September 2008	$61,282,760	$61,248,905	($33,855)
5-Yr. U.S. Treasury Bond Futures	(500)	September 2008	(55,576,600)	(55,277,345)	299,255
10-Yr. U.S. Treasury Bond Futures	(1,175)	September 2008	(134,190,198)	(133,858,209)	331,989
20-Yr. U.S. Treasury Bond Futures	455	September 2008	52,941,120	52,595,156	(345,964)
EURO Foreign Exchange
Currency Futures	(57)	September 2008	(11,096,190)	(11,179,125)	(82,935)
Total Futures					$168,490

The accompanying Notes to Financial Statements are an integral part of this schedule.
224

Income Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

			Notional
	Buy/Sell	Termination	Principal		Unrealized
Swaps and Counterparty	Protection	Date	Amount	Value	Gain/(Loss)
Credit Default Swaps
CDS SFI, 5 Year, at 7.050%;	Sell	June 2013	$6,500,000	($64,947)	($64,947)
J.P. Morgan Chase and Co.
CDS WB, 5 Year, at 1.954%;	Buy	June 2013	11,700,000	89,891	89,891
Bank of America
CDX IG, 5 Year,	Buy	June 2013	9,500,000	(61,821)	136,401
Series 10, at 1.55%;
Bank of America
CDX IG Hvol, 5 Year,	Buy	June 2013	6,300,000	(43,458)	182,472
Series 10, at 3.50%;
J.P. Morgan Chase and Co.
LCDX North America, 5 Year,	Sell	December 2012	16,000,000	(751,502)	(374,655)
Series 9, at 2.43%;
J.P. Morgan Chase and Co.
Total Swaps				($831,837)	($30,838)

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At June 30, 2008, $1,790,106 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $511,229,979 and $58,468,995 of investments were earmarked as collateral to cover open financial futures contracts and swap contracts, respectively.

÷ Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principals and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2008 the value of these investments was $216,336,940 or 16.1%  of total net assets.

« All or a portion of the security is insured or guaranteed.

ƒ Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Portfolio owned as of June 30, 2008.

	Acquisition
Security	Date	Cost
Capitalsource Commercial Loan Trust	4/5/2007	$5,216,981
Preferred Term Securities XXIII, Ltd.	9/14/2006	5,716,926

Definitions:

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$9,952,253
Gross unrealized depreciation	(70,404,248)
Net unrealized appreciation (depreciation)	($60,451,995)
Cost for federal income tax purposes	$1,597,289,929

The accompanying Notes to Financial Statements are an integral part of this schedule.
225

Bond Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (112.6%)	Rate	Date	Value
Asset-Backed Securities (10.2%)
$1,937,162	Americredit Automobile Receivables Trust ±†	2.530%	7/7/2008	$1,878,229
63,847	Bear Stearns Asset-Backed Securities, Inc. ±†	2.723	7/25/2008	63,826
813,410	Bear Stearns Mortgage Funding Trust †	2.623	7/25/2008	209,815
1,890,555	Countrywide Asset-Backed Certificates ±«	5.549	4/25/2036	1,707,945
750,000	Countrywide Home Loans Asset-Backed Securities «	6.085	6/25/2021	421,722
1,908,944	Credit Based Asset Servicing and Securitization, LLC ±†	2.593	7/25/2008	1,891,530
1,193,158	Credit Based Asset Servicing and Securitization, LLC ±	5.501	12/25/2036	1,158,113
1,200,000	Discover Card Master Trust ±	5.650	3/16/2020	1,166,918
1,500,000	First Franklin Mortgage Loan Asset-Backed
	Certificates ±†	2.593	7/25/2008	1,469,108
1,835,191	First Horizon ABS Trust ±†«	2.613	7/25/2008	1,462,104
1,529,077	First Horizon ABS Trust †«	2.643	7/25/2008	851,061
1,500,000	Ford Credit Floor Plan Master Owner Trust ±†	2.651	7/15/2008	1,466,868
2,890,702	GMAC Mortgage Corporation Loan Trust †«	2.553	7/25/2008	2,062,536
2,356,591	GMAC Mortgage Corporation Loan Trust †«	2.663	7/25/2008	1,383,821
39,542	Green Tree Financial Corporation ±	6.330	11/1/2029	39,019
1,500,405	IndyMac Seconds Asset-Backed Trust †«	2.653	7/25/2008	807,428
53,576	Massachusetts RRB Special Purpose Trust ±	3.780	9/15/2010	53,644
199,950	National Collegiate Student Loan Trust †	2.543	7/25/2008	199,731
998,707	Residential Funding Mortgage Securities II †«	2.613	7/25/2008	948,694
354,459	SLM Student Loan Trust †	2.930	7/25/2008	354,023
1,706,061	Wachovia Asset Securitization, Inc. †≤«	2.623	7/25/2008	1,126,903
	Total Asset-Backed Securities			20,723,038

Basic Materials (0.7%)
500,000	Alcan, Inc. ±	5.200	1/15/2014	487,868
275,000	Alcan, Inc.	6.125	12/15/2033	247,478
300,000	Codelco, Inc. ±≤	6.375	11/30/2012	315,445
27,000	Dow Chemical Company	7.375	11/1/2029	28,636
300,000	Potash Corporation of Saskatchewan, Inc. ±	7.750	5/31/2011	322,592
	Total Basic Materials			1,402,019

Capital Goods (1.0%)
800,000	General Electric Company ±	5.000	2/1/2013	805,758
500,000	Honeywell International, Inc.	5.300	3/1/2018	492,542
350,000	John Deere Capital Corporation ±	7.000	3/15/2012	376,438
27,000	Lockheed Martin Corporation	6.150	9/1/2036	26,712
275,000	United Technologies Corporation	6.050	6/1/2036	272,450
	Total Capital Goods			1,973,900

Collateralized Mortgage Obligations (4.6%)
2,120,492	Chase Mortgage Finance Corporation ±	4.572	2/25/2037	2,027,684
2,084,538	J.P. Morgan Mortgage Trust ±	5.005	7/25/2035	2,052,259
1,673,497	Merrill Lynch Mortgage Investors, Inc.	4.871	6/25/2035	1,617,918
1,368,141	Thornburg Mortgage Securities Trust †	2.573	7/25/2008	1,357,222
1,655,032	Thornburg Mortgage Securities Trust †	2.593	7/25/2008	1,583,328
789,035	Zuni Mortgage Loan Trust †	2.613	7/25/2008	752,898
	Total Collateralized Mortgage Obligations			9,391,309

The accompanying Notes to Financial Statements are an integral part of this schedule.
226

Bond Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (112.6%)	Rate	Date	Value
Commercial Mortgage-Backed Securities (9.3%)
$700,000	Banc of America Commercial Mortgage, Inc. ±	5.118%	7/11/2043	$690,619
2,500,000	Bear Stearns Commercial Mortgage Securities, Inc. ±†≤	2.621	7/15/2008	2,346,090
1,000,000	Bear Stearns Commercial Mortgage Securities, Inc. ±	5.835	9/11/2042	906,258
66,320	Citigroup Commercial Mortgage Trust †≤	2.541	7/15/2008	62,193
75,055	Commercial Mortgage Pass-Through Certificates ±†≤	2.571	7/15/2008	73,007
2,500,000	Commercial Mortgage Pass-Through Certificates ±†≤	2.601	7/15/2008	2,373,742
192,862	Credit Suisse First Boston Mortgage Securities
	Corporation ±	3.861	3/15/2036	191,487
500,000	Credit Suisse First Boston Mortgage Securities
	Corporation	4.829	11/15/2037	474,678
2,500,000	Credit Suisse Mortgage Capital Certificates ±†≤	2.641	7/15/2008	2,393,572
1,000,000	Crown Castle International Corporation ±≤	5.245	11/15/2036	984,170
800,000	General Electric Commercial Mortgage Corporation ±	4.641	9/10/2013	774,435
500,000	GMAC Commercial Mortgage Securities, Inc.	4.547	12/10/2041	485,257
1,000,000	Greenwich Capital Commercial Funding Corporation ±	5.317	6/10/2036	982,762
1,000,000	Greenwich Capital Commercial Funding Corporation ±	5.867	12/10/2049	909,431
2,000,000	GS Mortgage Securities Corporation II †≤	2.580	7/7/2008	1,868,898
500,000	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation ±	4.654	1/12/2037	482,954
1,500,000	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation ±	5.336	5/15/2047	1,407,093
59,339	LB-UBS Commercial Mortgage Trust ±	3.086	5/15/2027	59,173
700,000	LB-UBS Commercial Mortgage Trust	4.786	10/15/2029	663,291
750,000	LB-UBS Commercial Mortgage Trust	4.553	7/15/2030	744,892
	Total Commercial Mortgage-Backed Securities			18,874,002

Communications Services (2.2%)
300,000	AT&T, Inc. ±	6.400	5/15/2038	287,185
27,000	BellSouth Corporation	6.875	10/15/2031	26,971
302,000	British Telecom plc	9.125	12/15/2030	363,030
400,000	Cingular Wireless, Inc. ±	6.500	12/15/2011	415,756
500,000	Cox Communications, Inc. ±	7.750	11/1/2010	526,842
135,000	Cox Communications, Inc. ≤	6.450	12/1/2036	125,415
200,000	France Telecom SA ±	7.750	3/1/2011	211,808
275,000	News America, Inc.	6.400	12/15/2035	260,237
275,000	SBC Communications, Inc.	5.875	2/1/2012	281,913
550,000	Sprint Capital Corporation ±	6.900	5/1/2019	482,625
800,000	Telecom Italia Capital SA ±	5.250	10/1/2015	732,125
425,000	Tele-Communications, Inc. (TCI Group) ±	7.875	8/1/2013	456,156
300,000	Time Warner Cable, Inc.	7.300	7/1/2038	298,155
27,000	Verizon Global Funding Corporation	7.750	12/1/2030	29,006
	Total Communications Services			4,497,224

Consumer Cyclical (1.0%)
425,000	AOL Time Warner, Inc. ±	6.875	5/1/2012	434,796
27,000	AOL Time Warner, Inc.	7.625	4/15/2031	27,412
27,000	DaimlerChrysler North American Holdings Corporation	8.500	1/18/2031	31,218
325,000	McDonald’s Corporation	6.300	3/1/2038	321,948

The accompanying Notes to Financial Statements are an integral part of this schedule.
227

Bond Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (112.6%)	Rate	Date	Value
Consumer Cyclical — continued
$27,000	Target Corporation	7.000%	7/15/2031	$28,564
527,000	Wal-Mart Stores, Inc.	7.550	2/15/2030	593,420
500,000	Walt Disney Company ±	5.625	9/15/2016	508,062
	Total Consumer Cyclical			1,945,420

Consumer Non-Cyclical (1.9%)
275,000	Boston Scientific Corporation ±	7.000	11/15/2035	242,000
600,000	Bunge Limited Finance Corporation	5.350	4/15/2014	560,645
475,000	Coca-Cola HBC Finance BV ±	5.125	9/17/2013	475,913
400,000	Genentech, Inc. ±	4.400	7/15/2010	406,009
300,000	GlaxoSmithKline Capital, Inc.	6.375	5/15/2038	297,790
600,000	Kellogg Company	4.250	3/6/2013	582,869
27,000	Kellogg Company	7.450	4/1/2031	30,404
27,000	Kraft Foods, Inc.	6.500	11/1/2031	24,990
300,000	Philip Morris International, Inc.	6.375	5/16/2038	292,358
475,000	Safeway, Inc. ±	4.125	11/1/2008	475,307
550,000	Wyeth	6.000	2/15/2036	533,380
	Total Consumer Non-Cyclical			3,921,665

Energy (1.4%)
500,000	Anadarko Finance Company ±	6.750	5/1/2011	519,733
27,000	Anadarko Finance Company	7.500	5/1/2031	28,942
500,000	Burlington Resources, Inc. ±	6.500	12/1/2011	530,898
27,000	Conoco, Inc.	6.950	4/15/2029	29,612
27,000	Devon Financing Corporation ulc	7.875	9/30/2031	31,890
450,000	Energy Transfer Partners, LP	6.700	7/1/2018	452,925
275,000	Oneok Partners, LP	6.650	10/1/2036	262,110
300,000	Petro-Canada	6.800	5/15/2038	293,852
500,000	Valero Energy Corporation ±	4.750	6/15/2013	475,987
275,000	XTO Energy, Inc.	6.375	6/15/2038	262,819
	Total Energy			2,888,768

Financials (10.1%)
27,000	Abbey National plc	7.950	10/26/2029	27,461
500,000	AIG SunAmerica Global Financing VI ±≤	6.300	5/10/2011	507,780
500,000	Allstate Corporation ±	5.000	8/15/2014	492,832
27,000	AXA SA	8.600	12/15/2030	29,081
275,000	BAC Capital Trust XI	6.625	5/23/2036	253,506
650,000	Bank of America Corporation ±	4.750	8/15/2013	616,530
1,800,000	Bank One Corporation ±	5.900	11/15/2011	1,833,865
600,000	BB&T Corporation ±	6.500	8/1/2011	608,021
1,100,000	BNP Paribas SA #±≤	5.186	12/21/2037	955,451
600,000	Chubb Corporation	6.500	5/15/2038	573,356
450,000	CIGNA Corporation ±	6.350	3/15/2018	450,280
725,000	CIT Group, Inc. ±	4.750	12/15/2010	591,270
590,000	Citigroup, Inc. ±	5.000	9/15/2014	546,437
250,000	Citigroup, Inc. ±	4.700	5/29/2015	227,243
725,000	Credit Suisse First Boston USA, Inc. ±	3.875	1/15/2009	723,889

The accompanying Notes to Financial Statements are an integral part of this schedule.
228

Bond Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (112.6%)	Rate	Date	Value
Financials — continued
$475,000	General Electric Capital Corporation	5.875%	1/14/2038	$430,477
950,000	Goldman Sachs Group, Inc. ±	6.600	1/15/2012	976,868
650,000	Household Finance Corporation ±	6.375	11/27/2012	666,509
350,000	HSBC Finance Corporation ±	5.000	6/30/2015	330,828
300,000	HSBC Holdings plc	6.800	6/1/2038	282,517
850,000	International Lease Finance Corporation ±	5.875	5/1/2013	758,353
300,000	Lehman Brothers Holdings	7.500	5/11/2038	278,271
185,000	Marsh & McLennan Companies, Inc.	5.750	9/15/2015	183,420
475,000	Merrill Lynch & Company, Inc. ±	5.000	2/3/2014	430,183
500,000	MetLife, Inc. ±	5.000	6/15/2015	485,762
1,250,000	Morgan Stanley Dean Witter & Company ±	6.750	4/15/2011	1,282,244
1,225,056	Preferred Term Securities XXIII, Ltd. †≤ƒ	2.976	9/22/2008	1,010,671
500,000	ProLogis Trust ±	5.500	3/1/2013	483,878
275,000	Prudential Financial, Inc.	5.700	12/14/2036	233,206
500,000	Rio Tinto Finance, Ltd.	7.125	7/15/2028	505,959
500,000	Student Loan Marketing Corporation ±	4.000	1/15/2010	465,780
550,000	Union Planters Corporation ±	4.375	12/1/2010	538,272
500,000	Wachovia Bank NA ±	4.875	2/1/2015	453,895
500,000	Washington Mutual Bank FA	5.500	1/15/2013	400,000
450,000	WEA Finance, LLC ≤	7.125	4/15/2018	461,294
500,000	WellPoint, Inc. ±	5.000	12/15/2014	469,174
1,000,000	Wells Fargo & Company ±	4.200	1/15/2010	1,002,915
	Total Financials			20,567,478

Foreign (1.7%)
250,000	African Development Bank ±	6.875	10/15/2015	280,435
550,000	Export-Import Bank of Korea ±≤	4.125	2/10/2009	548,475
600,000	Kreditanstalt fuer Wiederaufbau	3.750	6/27/2011	604,668
95,000	Pemex Project Funding Master Trust	9.125	10/13/2010	103,550
600,000	Republic of Italy ±	6.000	2/22/2011	638,489
200,000	Republic of Italy	4.375	6/15/2013	203,011
1,100,000	United Mexican States ±	5.625	1/15/2017	1,111,550
	Total Foreign			3,499,178

Mortgage-Backed Securities (34.6%)
4,040	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.500	12/1/2009	4,145
5,681	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	10/1/2012	5,911
5,470	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	1/1/2013	5,693
7,165	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	9/1/2013	7,341
14,540	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	5.500	3/1/2014	14,726
28,652	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	4/1/2014	29,356
9,651	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	10/1/2014	10,127

The accompanying Notes to Financial Statements are an integral part of this schedule.
229

Bond Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (112.6%)	Rate	Date	Value
Mortgage-Backed Securities — continued
$16,396	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500%	3/1/2016	$17,072
25,794	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	6/1/2016	26,430
37,180	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	9/1/2016	38,097
305,201	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	6/1/2017	319,214
529,835	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	5.500	12/1/2017	536,960
5,021	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	4/1/2024	5,234
7,722	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2024	8,182
1,365	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	8/1/2025	1,479
15,923	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.500	11/1/2025	17,609
2,577	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	1/1/2026	2,792
4,006	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	4/1/2027	4,245
4,576	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	7/1/2027	4,957
7,013	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	8/1/2027	7,432
4,792	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	10/1/2027	5,191
5,782	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2028	6,127
26,341	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	8/1/2028	26,859
12,295	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	2/1/2029	12,806
26,623	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	3/1/2029	27,122
10,963	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	7/1/2029	11,594
17,698	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	10/1/2029	19,152
9,172	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	11/1/2029	9,926
18,265	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	5/1/2031	18,995
70,757	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	6/1/2031	72,039
29,510	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	6/1/2031	31,163

The accompanying Notes to Financial Statements are an integral part of this schedule.
230

Bond Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (112.6%)	Rate	Date	Value
Mortgage-Backed Securities — continued
$64,995	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000%	7/1/2031	$66,172
15,812	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	9/1/2031	16,698
54,184	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	10/1/2031	56,351
353,657	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	1/1/2032	360,060
24,284	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2032	25,644
332,805	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	7/1/2032	345,902
246,739	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	10/1/2032	256,449
469,769	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	11/1/2032	477,687
7,000,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through §	5.000	7/1/2038	6,706,875
14,700,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through §	6.000	7/1/2038	14,847,000
2,740	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	4/1/2011	2,815
658	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.500	7/1/2011	687
3,229	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	8.000	7/1/2012	3,395
5,541	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	12/1/2012	5,772
14,783	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	6/1/2013	15,405
22,677	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	12/1/2013	23,346
14,100,000	Federal National Mortgage Association Conventional
	15-Yr. Pass Through §	5.000	7/1/2023	13,941,375
6,619	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	10.500	8/1/2020	7,576
6,575	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	12/1/2024	7,141
10,102	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	10/1/2025	10,725
31,772	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	11/1/2025	33,082
1,135	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.500	12/1/2025	1,246
6,160	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	1/1/2026	6,658
8,253	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	5/1/2026	8,594

The accompanying Notes to Financial Statements are an integral part of this schedule.
231

Bond Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (112.6%)	Rate	Date	Value
Mortgage-Backed Securities — continued
$4,830	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000%	9/1/2026	$5,249
5,320	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	2/1/2027	5,749
3,823	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	3/1/2027	4,059
10,562	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	8/1/2027	10,991
1,355	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	11/1/2027	1,464
7,211	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	9.000	11/1/2027	7,971
4,316	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	1/1/2028	4,582
71,758	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	2/1/2028	77,524
11,410	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	5/1/2028	11,620
5,350	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	9/1/2028	5,567
14,915	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	10/1/2028	15,778
42,538	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	11/1/2028	45,968
95,883	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	12/1/2028	97,649
5,026	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	12/1/2028	5,317
13,367	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	2/1/2029	13,909
47,140	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	3/1/2029	48,008
21,531	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	3/1/2029	22,766
56,486	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	4/1/2029	58,744
5,868	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	8/1/2029	6,102
13,896	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2029	14,998
19,473	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	10/1/2029	20,590
11,680	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	12/1/2029	12,607
7,792	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	4/1/2030	8,431
5,030	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	12/1/2030	5,420

The accompanying Notes to Financial Statements are an integral part of this schedule.
232

Bond Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (112.6%)	Rate	Date	Value
Mortgage-Backed Securities — continued
$82,762	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000%	5/1/2031	$84,157
179,257	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	4/1/2032	186,087
170,589	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	5/1/2032	177,089
98,456	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	5/1/2032	104,067
585,686	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2032	608,003
282,187	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	8/1/2032	292,939
29,400,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	7/1/2038	28,977,382
3,251	Government National Mortgage Association
	15-Yr. Pass Through	6.500	6/15/2009	3,317
23,494	Government National Mortgage Association
	15-Yr. Pass Through	7.000	9/15/2013	24,602
5,760	Government National Mortgage Association
	30-Yr. Pass Through	7.500	3/15/2023	6,198
4,704	Government National Mortgage Association
	30-Yr. Pass Through	7.000	1/15/2024	5,021
2,929	Government National Mortgage Association
	30-Yr. Pass Through	9.000	9/15/2024	3,221
6,636	Government National Mortgage Association
	30-Yr. Pass Through	8.000	6/15/2025	7,263
1,986	Government National Mortgage Association
	30-Yr. Pass Through	8.000	9/15/2026	2,175
9,297	Government National Mortgage Association
	30-Yr. Pass Through	7.500	3/15/2027	10,013
8,461	Government National Mortgage Association
	30-Yr. Pass Through	7.500	10/15/2027	9,113
8,203	Government National Mortgage Association
	30-Yr. Pass Through	7.000	11/15/2027	8,753
9,137	Government National Mortgage Association
	30-Yr. Pass Through	7.000	1/15/2028	9,743
13,480	Government National Mortgage Association
	30-Yr. Pass Through	6.500	7/15/2028	14,013
12,526	Government National Mortgage Association
	30-Yr. Pass Through	7.000	8/15/2028	13,357
51,337	Government National Mortgage Association
	30-Yr. Pass Through	7.500	11/15/2028	55,267
12,310	Government National Mortgage Association
	30-Yr. Pass Through	6.500	12/15/2028	12,797
59,530	Government National Mortgage Association
	30-Yr. Pass Through	6.500	3/15/2029	61,848
11,045	Government National Mortgage Association
	30-Yr. Pass Through	6.500	4/15/2029	11,475

The accompanying Notes to Financial Statements are an integral part of this schedule.
233

Bond Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (112.6%)	Rate	Date	Value
Mortgage-Backed Securities — continued
$14,489	Government National Mortgage Association
	30-Yr. Pass Through	8.000%	10/15/2030	$15,874
18,017	Government National Mortgage Association
	30-Yr. Pass Through	7.500	1/15/2031	19,372
7,335	Government National Mortgage Association
	30-Yr. Pass Through	7.000	4/15/2031	7,808
31,976	Government National Mortgage Association
	30-Yr. Pass Through	6.500	6/15/2031	33,211
24,705	Government National Mortgage Association
	30-Yr. Pass Through	7.000	9/15/2031	26,298
313,957	Government National Mortgage Association
	30-Yr. Pass Through	6.500	1/15/2032	325,985
43,787	Government National Mortgage Association
	30-Yr. Pass Through	6.500	4/15/2032	45,465
	Total Mortgage-Backed Securities			70,207,607

Technology (0.3%)
500,000	International Business Machines Corporation ±	4.250	9/15/2009	504,553
	Total Technology			504,553

Transportation (0.3%)
500,000	Union Pacific Corporation ±	7.000	2/1/2016	532,508
	Total Transportation			532,508

U.S. Government (31.4%)
1,000,000	Federal Farm Credit Bank ±	5.375	7/18/2011	1,069,986
500,000	Federal Home Loan Bank	4.500	10/14/2008	502,706
3,000,000	Federal Home Loan Bank	4.875	2/9/2010	3,086,667
1,000,000	Federal Home Loan Bank	3.625	5/29/2013	977,281
850,000	Federal Home Loan Bank	4.500	9/16/2013	861,693
1,000,000	Federal Home Loan Bank Discount Notes *	4.625	10/10/2012	1,024,223
1,050,000	Federal Home Loan Mortgage Corporation *	6.000	6/15/2011	1,120,560
1,000,000	Federal Home Loan Mortgage Corporation	5.125	7/15/2012	1,044,992
500,000	Federal Home Loan Mortgage Corporation	3.750	6/28/2013	490,838
3,200,000	Federal Home Loan Mortgage Corporation *	5.125	11/17/2017	3,287,562
1,000,000	Federal Home Loan Mortgage Corporation	5.000	12/14/2018	934,524
700,000	Federal Home Loan Mortgage Corporation	6.750	3/15/2031	843,224
2,000,000	Federal National Mortgage Association	6.125	3/15/2012	2,149,946
1,000,000	Federal National Mortgage Association	5.000	4/15/2015	1,033,847
500,000	Federal National Mortgage Association	5.960	9/11/2028	546,456
100,000	Federal National Mortgage Association	6.250	5/15/2029	113,131
200,000	Resolution Funding Corporation	8.125	10/15/2019	254,728
250,000	Tennessee Valley Authority ±	6.000	3/15/2013	268,708
4,200,000	U.S. Treasury Bonds	7.250	5/15/2016	5,160,422
260,000	U.S. Treasury Bonds *	7.500	11/15/2024	349,802
8,175,000	U.S. Treasury Bonds *	5.250	11/15/2028	8,861,569
2,000,000	U.S. Treasury Notes	5.500	5/15/2009	2,054,532
8,000,000	U.S. Treasury Notes *	6.000	8/15/2009	8,310,624
2,000,000	U.S. Treasury Notes *	3.625	1/15/2010	2,037,812

The accompanying Notes to Financial Statements are an integral part of this schedule.
234

Bond Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (112.6%)	Rate	Date	Value
U.S. Government — continued
$500,000	U.S. Treasury Notes *	2.125%	1/31/2010	$497,422
2,945,000	U.S. Treasury Notes *	5.000	2/15/2011	3,109,967
4,500,000	U.S. Treasury Notes *	4.500	11/30/2011	4,707,774
500,000	U.S. Treasury Notes *	4.375	8/15/2012	523,789
1,000,000	U.S. Treasury Notes *	2.875	1/31/2013	982,891
2,500,000	U.S. Treasury Notes *	4.250	8/15/2014	2,611,915
3,175,000	U.S. Treasury Notes	4.500	2/15/2016	3,339,951
400,000	U.S. Treasury Notes *	4.625	2/15/2017	421,125
600,000	U.S. Treasury Notes *	4.500	5/15/2017	624,937
375,000	U.S. Treasury Notes *	4.250	11/15/2017	383,056
	Total U.S. Government			63,588,660

Municipals (0.6%)
27,000	Hydro-Quebec	8.400	1/15/2022	36,003
250,000	Province of Nova Scotia ±	7.250	7/27/2013	281,938
400,000	Province of Quebec	4.875	5/5/2014	408,304
400,000	Province of Quebec ±	7.500	7/15/2023	496,426
	Total Municipals			1,222,671

Utilities (1.3%)
400,000	CenterPoint Energy Houston Electric, LLC ±	5.600	7/1/2023	359,367
275,000	Commonwealth Edison Company	5.900	3/15/2036	248,283
27,000	FirstEnergy Corporation	7.375	11/15/2031	29,360
27,000	National Rural Utilities Cooperative Finance	8.000	3/1/2032	31,017
475,000	Oncor Electric Delivery Company ±	6.375	1/15/2015	468,695
400,000	Progress Energy, Inc. ±	7.000	10/30/2031	423,648
600,000	Public Service Company of Colorado	7.875	10/1/2012	669,146
225,000	Southern California Edison Company ±	5.000	1/15/2014	224,158
275,000	Xcel Energy, Inc.	6.500	7/1/2036	275,599
	Total Utilities			2,729,273
	Total Long-Term Fixed Income (cost $234,077,141)			228,460,273

The accompanying Notes to Financial Statements are an integral part of this schedule.
235

Bond Index Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (19.4%)	Rate (+)	Date	Value
39,251,531	Thrivent Financial Securities Lending Trust	2.550%	N/A	$39,251,531
	Total Collateral Held for Securities Loaned
	(cost $39,251,531)			39,251,531

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (18.5%)	Rate (+)	Date	Value
$2,005,000	Alcon Capital Corporation	2.510%	7/1/2008	$2,005,000
3,500,000	BNP Paribas Financial	2.380	7/9/2008	3,498,149
5,000,000	Federal Home Loan Bank Discount Notes	2.100	7/11/2008	4,997,083
1,741,000	Federal National Mortgage Association	2.140	7/7/2008	1,740,379
5,190,000	Societe Generale North American ±	2.550	7/14/2008	5,185,221
4,980,000	Three Pillars, Inc.	2.900	7/14/2008	4,974,785
15,100,224	Thrivent Money Market Portfolio	2.400	N/A	15,100,224
	Total Short-Term Investments (at amortized cost)			37,500,841
	Total Investments (cost $310,829,513) 150.5%			$305,212,645
	Other Assets and Liabilities, Net (50.5%)			(102,350,807)
	Total Net Assets 100.0%			$202,861,838

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2008 the value of these investments was $15,153,107 or 7.5%  of total net assets.

« All or a portion of the security is insured or guaranteed.

ƒ Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Bond Index Portfolio owned as of June 30, 2008.

	Acquisition
Security	Date	Cost
Preferred Term Securities XXIII, Ltd.	9/14/2006	$1,225,056

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,195,136
Gross unrealized depreciation	(8,812,004)
Net unrealized appreciation (depreciation)	($5,616,868)
Cost for federal income tax purposes	$310,829,513

The accompanying Notes to Financial Statements are an integral part of this schedule.
236

Limited Maturity Bond Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (97.7%)	Rate	Date	Value
Asset-Backed Securities (23.8%)
$2,905,742	Americredit Automobile Receivables Trust ±†«	2.530%	7/7/2008	$2,817,344
5,090,985	Americredit Automobile Receivables Trust ‡«	3.430	7/6/2011	5,072,952
95,771	Bear Stearns Asset-Backed Securities, Inc. †‡	2.723	7/25/2008	95,739
9,000,000	BMW Vehicle Lease Trust ‡	4.590	8/15/2013	9,094,644
7,500,000	Cabela’s Master Credit Card Trust ~≤	4.310	12/16/2013	7,384,252
7,000,000	Capital Auto Receivables Asset Trust ~	5.380	7/15/2010	7,104,797
8,250,000	Carmax Auto Owner Trust †~	2.871	7/15/2008	8,232,164
8,250,000	Chase Funding Issuance Trust ~	4.960	9/17/2012	8,380,944
117,691	Chase Manhattan Auto Owner Trust	4.840	7/15/2009	117,799
7,000,000	Citibank Credit Card Issuance Trust ‡	4.850	2/10/2011	7,065,772
5,000,000	CNH Equipment Trust †	3.071	7/15/2008	4,962,505
8,500,000	CNH Equipment Trust ‡	4.400	5/16/2011	8,535,130
3,781,110	Countrywide Asset-Backed Certificates ‡«	5.549	4/25/2036	3,415,889
5,000,000	Countrywide Asset-Backed Certificates ‡	5.683	10/25/2036	4,906,835
4,500,000	Countrywide Home Loans Asset-Backed Securities ‡«	6.085	6/25/2021	2,530,332
3,500,000	CPL Transition Funding, LLC ‡	5.560	1/15/2012	3,571,393
4,471,241	Credit Acceptance Auto Dealer Loan Trust ~≤«	5.320	10/15/2012	4,348,858
4,772,634	Credit Based Asset Servicing and Securitization, LLC	5.501	12/25/2036	4,632,452
3,418,057	DaimlerChrysler Auto Trust ‡	5.330	8/8/2010	3,449,380
7,000,000	DaimlerChrysler Auto Trust ‡	5.000	2/8/2012	7,092,498
9,500,000	Discover Card Master Trust	5.100	10/15/2013	9,567,232
2,948,366	Drive Auto Receivables Trust ‡≤«	5.300	7/15/2011	2,933,568
5,137,249	Federal Home Loan Mortgage Corporation †‡	2.523	7/25/2008	4,972,696
215,069	First Franklin Mortgage Loan Asset-Backed
	Certificates ≤=ƒ	5.500	3/25/2036	22
1,097,099	First Horizon ABS Trust †«	2.613	7/25/2008	929,016
3,500,000	Ford Credit Auto Owner Trust ‡	5.150	11/15/2011	3,559,420
583,028	GE Commercial Loan Trust †~≤	2.878	7/21/2008	580,672
347,961	GE Equipment Small Ticket, LLC ~≤	4.380	7/22/2009	348,825
6,744,970	GMAC Mortgage Corporation Loan Trust †«	2.553	7/25/2008	4,812,584
1,073,779	GMAC Mortgage Corporation Loan Trust †‡«	2.583	7/25/2008	1,036,498
2,827,909	GMAC Mortgage Corporation Loan Trust †«	2.663	7/25/2008	1,660,585
5,500,000	GMAC Mortgage Corporation Loan Trust «	5.750	10/25/2036	4,043,418
8,500,000	Harley Davidson Motorcycle Trust †‡	2.821	7/15/2008	8,476,464
2,672,808	Harley Davidson Motorcycle Trust ‡	5.240	1/15/2012	2,699,039
1,463,795	Harley Davidson Motorcycle Trust ±	3.200	5/15/2012	1,462,205
4,000,000	Honda Auto Receivables Owner Trust	4.470	1/18/2012	4,015,240
6,500,000	Household Home Equity Loan Trust ~	5.320	3/20/2036	6,339,450
3,500,000	Household Home Equity Loan Trust ‡	5.660	3/20/2036	3,422,405
7,500,000	Merna Re, Ltd. ±†≤	4.551	9/30/2008	7,130,250
6,905,420	Mortgage Equity Conversion Asset Trust †‡≤	2.340	7/25/2008	6,620,572
6,870,219	Mortgage Equity Conversion Asset Trust †‡≤	2.350	7/25/2008	6,586,823
969,516	Nissan Auto Receivables Owner Trust ‡	4.740	9/15/2009	973,685
6,000,000	Nissan Auto Receivables Owner Trust ‡	5.030	5/16/2011	6,097,494
6,500,000	Nissan Auto Receivables Owner Trust ‡	4.280	7/15/2013	6,393,224
355,407	Nomura Asset Acceptance Corporation †‡≤	2.623	7/25/2008	333,133
819,236	PG&E Energy Recovery Funding, LLC ‡	3.870	6/25/2011	821,716
421,605	Popular ABS Mortgage Pass-Through Trust ‡	4.000	12/25/2034	414,104
4,665,000	Renaissance Home Equity Loan Trust ‡	5.608	5/25/2036	4,557,248

The accompanying Notes to Financial Statements are an integral part of this schedule.
237

Limited Maturity Bond Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (97.7%)	Rate	Date	Value
Asset-Backed Securities — continued
$1,618,392	Residential Asset Securities Corporation ‡	5.010%	4/25/2033	$1,302,214
7,000,000	Santander Drive Auto Receivables Trust ‡«	5.050	9/15/2011	6,891,423
531,689	SLM Student Loan Trust †‡	2.930	7/25/2008	531,035
850,611	USAA Auto Owner Trust ‡	4.830	4/15/2010	853,343
7,000,000	USAA Auto Owner Trust ‡	4.500	10/15/2013	6,930,875
2,132,577	Wachovia Asset Securitization, Inc. †‡≤«	2.623	7/25/2008	1,408,629
5,447,225	Wachovia Auto Loan Owner Trust ≤	5.230	8/22/2011	5,486,533
9,500,000	Wachovia Auto Owner Trust	4.810	9/20/2012	9,542,275
9,000,000	Washington Mutual Master Note Trust †≤	2.501	7/15/2008	8,277,084
	Total Asset-Backed Securities			244,822,678

Basic Materials (0.7%)
2,000,000	ArcelorMittal ≤	5.375	6/1/2013	1,969,364
2,400,000	Lubrizol Corporation ‡	4.625	10/1/2009	2,388,739
2,700,000	Nucor Corporation	5.000	6/1/2013	2,718,573
	Total Basic Materials			7,076,676

Capital Goods (1.2%)
1,000,000	Caterpillar Financial Services Corporation ‡	4.850	12/7/2012	997,037
2,500,000	John Deere Capital Corporation ‡	4.400	7/15/2009	2,503,008
1,700,000	John Deere Capital Corporation ~	5.350	1/17/2012	1,731,154
2,750,000	Lockheed Martin Corporation ‡	4.121	3/14/2013	2,670,354
2,500,000	Oakmont Asset Trust ‡≤	4.514	12/22/2008	2,509,448
2,100,000	Textron Financial Corporation	5.125	2/3/2011	2,123,688
	Total Capital Goods			12,534,689

Collateralized Mortgage Obligations (7.9%)
2,660,297	Banc of America Mortgage Securities, Inc. ‡	4.804	9/25/2035	2,596,123
3,128,294	Bear Stearns Adjustable Rate Mortgage Trust ‡	4.625	8/25/2010	3,004,173
4,240,983	Chase Mortgage Finance Corporation ‡	4.572	2/25/2037	4,055,368
2,371,691	Citigroup Mortgage Loan Trust, Inc.	5.536	3/25/2036	2,370,811
3,783,411	Countrywide Home Loans, Inc. ‡	5.346	3/20/2036	2,966,451
3,763,168	Countrywide Home Loans, Inc. ‡	5.831	9/20/2036	2,948,246
6,010,022	Deutsche Alt-A Securities, Inc. †‡	4.564	7/1/2008	4,286,182
2,808,657	HomeBanc Mortgage Trust ±	5.962	4/25/2037	2,328,391
1,703,177	Impac CMB Trust ±†	2.743	7/25/2008	1,279,260
1,183,299	Impac CMB Trust ±†	2.803	7/25/2008	894,995
5,936,865	J.P. Morgan Alternative Loan Trust ‡	5.799	3/25/2036	4,747,385
5,002,892	J.P. Morgan Mortgage Trust ‡	5.005	7/25/2035	4,925,422
3,681,693	Merrill Lynch Mortgage Investors, Inc. ±	4.871	6/25/2035	3,559,420
2,595,205	Residential Accredit Loans, Inc. ‡	5.601	9/25/2035	2,259,632
2,317,045	Thornburg Mortgage Securities Trust †‡	2.593	7/25/2008	2,216,659
3,347,983	Wachovia Mortgage Loan Trust, LLC	5.562	5/20/2036	3,246,700
6,823,064	Washington Mutual Alternative Loan Trust †	4.278	7/1/2008	4,707,014
4,767,398	Washington Mutual Alternative Loan Trust †	4.448	7/1/2008	3,269,038
4,960,641	Washington Mutual Mortgage Pass-Through Certificates †	4.408	7/1/2008	3,787,594
1,776,505	Washington Mutual Mortgage Pass-Through Certificates †‡	2.773	7/25/2008	1,383,185
2,045,848	Washington Mutual Mortgage Pass-Through Certificates ‡	4.835	9/25/2035	2,003,290
5,125,331	Washington Mutual, Inc. †	4.268	7/1/2008	3,885,696

The accompanying Notes to Financial Statements are an integral part of this schedule.
238

Limited Maturity Bond Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (97.7%)	Rate	Date	Value
Collateralized Mortgage Obligations — continued
$4,729,565	Washington Mutual, Inc. †‡	4.348%	7/1/2008	$3,593,151
8,500,000	Wells Fargo Mortgage Backed Securities Trust	3.542	9/25/2034	8,408,761
940,882	Wells Fargo Mortgage Backed Securities Trust	4.950	3/25/2036	905,933
1,624,642	Wells Fargo Mortgage Backed Securities Trust	5.094	3/25/2036	1,564,237
	Total Collateralized Mortgage Obligations			81,193,117

Commercial Mortgage-Backed Securities (12.6%)
4,605,958	American Home Mortgage Assets †~	4.448	7/1/2008	3,404,792
5,135,000	Banc of America Commercial Mortgage, Inc. ‡	5.001	9/10/2010	5,109,084
1,106,841	Banc of America Commercial Mortgage, Inc. ‡	4.037	11/10/2039	1,102,094
6,000,000	Banc of America Large Loan Trust †‡≤	2.581	7/15/2008	5,639,004
7,000,000	Banc of America Large Loan Trust †≤	2.681	7/15/2008	6,669,152
4,000,000	Bear Stearns Commercial Mortgage Securities, Inc. †‡≤	2.621	7/15/2008	3,753,744
9,800,000	Bear Stearns Commercial Mortgage Securities, Inc. ±	3.869	2/11/2041	9,761,261
7,892,667	Bear Stearns Commercial Mortgage Securities, Inc.	5.422	9/11/2042	7,787,923
53,056	Citigroup Commercial Mortgage Trust ±†≤	2.541	7/15/2008	49,755
90,066	Commercial Mortgage Pass-Through Certificates †‡≤	2.571	7/15/2008	87,608
8,000,000	Commercial Mortgage Pass-Through Certificates †‡≤	2.651	7/15/2008	7,490,168
6,000,000	Credit Suisse First Boston Mortgage Securities
	Corporation	4.609	2/15/2038	5,962,500
7,770,000	Credit Suisse First Boston Mortgage Securities
	Corporation	3.382	5/15/2038	7,588,493
6,500,000	Crown Castle International Corporation ‡≤	5.245	11/15/2036	6,397,105
2,351,327	General Electric Commercial Mortgage Corporation ~	4.591	7/10/2045	2,342,968
1,555,148	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation ±	2.790	1/12/2039	1,539,598
9,100,000	J.P. Morgan Chase Commercial Mortgage Securities
	Corporation ‡	5.198	12/15/2044	9,070,188
56,803	LB-UBS Commercial Mortgage Trust ‡	3.323	3/15/2027	56,605
4,260,000	LB-UBS Commercial Mortgage Trust	4.207	11/15/2027	4,252,962
7,990,295	LB-UBS Commercial Mortgage Trust	4.567	6/15/2029	7,990,271
5,560,000	LB-UBS Commercial Mortgage Trust ~	4.187	8/15/2029	5,531,789
1,948,949	LB-UBS Commercial Mortgage Trust ±	4.741	9/15/2040	1,950,535
8,000,000	TIAA Real Estate CDO, Ltd. ‡	5.815	8/15/2039	7,884,736
8,250,000	Wachovia Bank Commercial Mortgage Trust ‡	3.894	11/15/2035	8,227,403
5,730,000	Wachovia Bank Commercial Mortgage Trust ‡	3.958	12/15/2035	5,714,248
4,034,588	Washington Mutual Asset Securities Corporation ≤	3.830	1/25/2035	3,961,639
	Total Commercial Mortgage-Backed Securities			129,325,625

Communications Services (3.9%)
2,800,000	Ameritech Capital Funding Corporation	6.250	5/18/2009	2,838,864
1,250,000	AT&T, Inc. ±	4.950	1/15/2013	1,245,668
2,000,000	British Telecom plc ‡	8.625	12/15/2010	2,147,500
3,100,000	Comcast Cable Communications, Inc. ‡	6.200	11/15/2008	3,111,352
2,100,000	Comcast Cable Communications, Inc. ‡	6.875	6/15/2009	2,156,662
1,760,000	Cox Communications, Inc. ‡	7.875	8/15/2009	1,805,575
1,400,000	Cox Communications, Inc. ‡	4.625	1/15/2010	1,392,275
2,450,000	GTE Corporation ‡	7.510	4/1/2009	2,515,518
1,954,000	News America Holdings, Inc. ‡	7.375	10/17/2008	1,974,927

The accompanying Notes to Financial Statements are an integral part of this schedule.
239

Limited Maturity Bond Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (97.7%)	Rate	Date	Value
Communications Services — continued
$1,000,000	Qwest Corporation ‡	5.625%	11/15/2008	$997,500
2,620,000	Rogers Cable, Inc. ‡	7.875	5/1/2012	2,844,450
2,500,000	SBC Communications, Inc. ±	4.125	9/15/2009	2,502,922
2,400,000	Telecom Italia Capital SA ‡	4.000	11/15/2008	2,399,640
1,400,000	Telecom Italia Capital SA ‡	6.200	7/18/2011	1,427,611
1,000,000	Telefonos de Mexico SA de CV ‡	4.500	11/19/2008	1,002,454
2,000,000	Thomson Reuters Corporation	5.950	7/15/2013	2,008,040
2,400,000	Time Warner Cable, Inc. ‡	5.400	7/2/2012	2,375,758
2,000,000	Time Warner Cable, Inc.	6.200	7/1/2013	2,033,734
2,500,000	Time Warner Entertainment Company, LP ‡	7.250	9/1/2008	2,513,602
1,350,000	Verizon Communications, Inc. ‡	4.350	2/15/2013	1,298,762
	Total Communications Services			40,592,814

Consumer Cyclical (2.9%)
2,700,000	CVS Caremark Corporation †‡	2.982	9/1/2008	2,635,006
2,800,000	CVS Caremark Corporation ~	4.000	9/15/2009	2,784,804
2,100,000	D.R. Horton, Inc. ±	8.000	2/1/2009	2,094,750
2,500,000	DaimlerChrysler North American Holdings Corporation †‡	3.403	8/1/2008	2,494,950
4,000,000	Ford Motor Credit Company ‡	7.375	10/28/2009	3,643,116
2,100,000	May Department Stores Company ‡	4.800	7/15/2009	2,058,017
2,725,000	McDonald’s Corporation ‡	4.300	3/1/2013	2,696,905
2,800,000	Nissan Motor Acceptance Corporation ‡≤	4.625	3/8/2010	2,798,510
2,355,709	SLM Private Credit Student Loan Trust †‡	2.786	9/15/2008	2,310,843
1,300,000	Wal-Mart Stores, Inc.	4.250	4/15/2013	1,292,723
5,400,000	Walt Disney Company †~	2.779	7/16/2008	5,372,239
	Total Consumer Cyclical			30,181,863

Consumer Non-Cyclical (2.4%)
1,400,000	Abbott Laboratories	5.150	11/30/2012	1,441,038
1,375,000	AstraZeneca plc ±	5.400	9/15/2012	1,406,149
3,400,000	Bunge Limited Finance Corporation ‡	4.375	12/15/2008	3,405,161
3,500,000	Cadbury Schweppes plc ~≤	3.875	10/1/2008	3,496,416
2,000,000	Cargill, Inc. ~≤	5.200	1/22/2013	1,980,804
2,000,000	Fortune Brands, Inc. ‡	5.125	1/15/2011	1,989,366
3,500,000	General Mills, Inc. ~	6.378	10/15/2008	3,522,505
2,750,000	Kellogg Company ‡	5.125	12/3/2012	2,786,168
2,800,000	Miller Brewing Company ±‡≤	4.250	8/15/2008	2,784,151
1,350,000	PepsiCo, Inc. ‡	4.650	2/15/2013	1,370,039
1,100,000	Safeway, Inc. ‡	6.500	11/15/2008	1,107,767
	Total Consumer Non-Cyclical			25,289,564

Energy (1.4%)
2,000,000	Energy Transfer Partners, LP	6.000	7/1/2013	2,017,974
1,000,000	Enterprise Products Operating, LP ‡	4.625	10/15/2009	996,421
2,100,000	Premcor Refining Group, Inc. ‡	6.125	5/1/2011	2,111,563
1,250,000	Ras Laffan Liquefied Natural Gas Company, Ltd. III ‡≤	5.832	9/30/2016	1,213,850
3,400,000	Sempra Energy ‡	7.950	3/1/2010	3,584,294

The accompanying Notes to Financial Statements are an integral part of this schedule.
240

Limited Maturity Bond Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (97.7%)	Rate	Date	Value
Energy — continued
$1,350,000	Transocean, Inc. ‡	5.250%	3/15/2013	$1,364,102
2,000,000	Weatherford International, Ltd.	5.150	3/15/2013	1,988,350
1,350,000	Western Oil Sands, Inc.	8.375	5/1/2012	1,468,687
	Total Energy			14,745,241

Financials (13.9%)
2,000,000	Allstate Life Global Funding Trust ‡	5.375	4/30/2013	1,992,158
2,000,000	American Express Centurion Bank ‡	5.200	11/26/2010	2,002,818
3,350,000	American Express Company ‡	5.875	5/2/2013	3,330,490
3,400,000	Bank of New York Mellon Corporation ‡	4.950	11/1/2012	3,390,116
3,300,000	Bear Stearns Companies, Inc. ±	2.875	7/2/2008	3,299,398
2,000,000	Bear Stearns Companies, Inc.	4.550	6/23/2010	1,983,164
1,650,000	Capmark Financial Group, Inc. ‡	5.875	5/10/2012	1,163,930
2,400,000	CIT Group, Inc. ~	5.200	11/3/2010	1,992,401
1,000,000	CIT Group, Inc. ‡	7.625	11/30/2012	831,178
3,400,000	Citigroup, Inc. ±	5.125	2/14/2011	3,387,063
2,000,000	Citigroup, Inc. ±	5.500	4/11/2013	1,951,954
700,000	Corestates Capital Trust I ‡≤	8.000	12/15/2026	717,466
1,600,000	Countrywide Financial Corporation, Convertible *†	Zero Coupon	7/15/2008	1,542,000
3,675,000	Countrywide Financial Corporation, Convertible †~≤	Zero Coupon	7/15/2008	3,541,781
2,100,000	Credit Suisse First Boston USA, Inc. †‡	2.807	9/9/2008	2,098,001
2,000,000	Credit Suisse New York, NY	5.000	5/15/2013	1,946,330
2,700,000	Deutsche Bank AG	4.875	5/20/2013	2,656,012
1,400,000	Developers Diversified Realty Corporation ‡	4.625	8/1/2010	1,352,901
1,325,000	Fifth Third Bancorp	6.250	5/1/2013	1,212,787
2,100,000	General Electric Capital Corporation ‡	5.200	2/1/2011	2,153,712
2,000,000	General Electric Capital Corporation *	4.800	5/1/2013	1,959,336
2,800,000	General Motors Acceptance Corporation, LLC ‡	6.875	8/28/2012	1,917,376
6,500,000	Goldman Sachs Group, Inc. †~	2.881	9/23/2008	6,375,499
2,100,000	Goldman Sachs Group, Inc. ~	4.500	6/15/2010	2,102,818
5,000,000	Goldman Sachs Group, Inc., Convertible ‡	1.000	1/31/2015	4,661,850
2,500,000	Goldman Sachs Group, Inc., Convertible	1.000	5/7/2015	2,395,875
2,100,000	Hartford Financial Services Group, Inc. ‡	5.550	8/16/2008	2,100,000
2,050,000	International Lease Finance Corporation ‡	5.750	6/15/2011	1,908,814
1,500,000	iSTAR Financial, Inc. ‡	4.875	1/15/2009	1,440,000
1,400,000	iSTAR Financial, Inc. ‡	5.125	4/1/2011	1,197,000
3,350,000	J.P. Morgan Chase & Company	6.750	2/1/2011	3,477,029
1,600,000	J.P. Morgan Chase & Company ‡	5.600	6/1/2011	1,621,922
2,100,000	John Hancock Global Funding II ‡≤	3.750	9/30/2008	2,103,364
3,500,000	Lehman Brothers Holdings E-Capital Trust I †~	3.499	8/19/2008	2,587,774
2,000,000	Lehman Brothers Holdings, Inc. ‡	3.500	8/7/2008	1,998,133
1,700,000	Lehman Brothers Holdings, Inc.	5.250	2/6/2012	1,608,768
1,200,000	Lincoln National Corporation ‡	5.650	8/27/2012	1,189,973
6,500,000	Merrill Lynch & Company, Inc. †‡	3.004	8/5/2008	6,194,032
2,000,000	Merrill Lynch & Company, Inc.	6.150	4/25/2013	1,938,402
2,680,000	Metropolitan Life Global Funding ≤	5.125	4/10/2013	2,638,964
1,330,000	Monumental Global Funding, Ltd. ≤	5.500	4/22/2013	1,330,658

The accompanying Notes to Financial Statements are an integral part of this schedule.
241

Limited Maturity Bond Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (97.7%)	Rate	Date	Value
Financials — continued
$6,500,000	Morgan Stanley †‡	2.993%	7/15/2008	$6,362,818
1,350,000	Morgan Stanley *	5.250	11/2/2012	1,313,703
1,400,000	Morgan Stanley Dean Witter & Company ‡	6.750	4/15/2011	1,436,113
5,000,000	Morgan Stanley, Convertible ‡≤	1.000	1/28/2015	4,699,100
6,300,000	Nations Bank Capital Trust IV ±	8.250	4/15/2027	6,322,743
2,500,000	Premium Asset Trust †‡≤	2.863	7/15/2008	2,498,567
2,000,000	Protective Life Secured Trust ‡	4.000	10/7/2009	1,980,962
2,000,000	Rio Tinto Finance, Ltd.	5.875	7/15/2013	2,011,088
3,300,000	Simon Property Group, LP ‡	4.600	6/15/2010	3,246,362
2,400,000	SLM Corporation ‡	4.000	1/15/2009	2,370,461
2,000,000	State Street Capitol Trust II ‡	8.250	3/15/2011	2,038,620
2,000,000	UnitedHealth Group, Inc. ‡	5.500	11/15/2012	1,962,672
700,000	Wachovia Capital Trust III	5.800	3/15/2011	476,000
1,605,000	Wachovia Corporation ‡	6.150	3/15/2009	1,609,785
2,000,000	Wachovia Corporation	5.500	5/1/2013	1,914,202
1,400,000	Washington Mutual Preferred Funding II ≤	6.895	6/15/2012	714,000
2,500,000	Washington Mutual, Inc.	4.000	1/15/2009	2,425,000
2,000,000	Wells Fargo & Company †	2.876	9/15/2008	1,993,364
675,000	Wells Fargo & Company	4.375	1/31/2013	653,607
2,000,000	Wells Fargo Capital XIII	7.700	3/26/2013	1,988,094
	Total Financials			143,310,508

Foreign (0.5%)
5,000,000	Corporacion Andina de Fomento ‡	5.750	1/12/2017	4,859,710
	Total Foreign			4,859,710

Mortgage-Backed Securities (5.1%)
16,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.000	7/1/2038	16,140,000
35,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.500	7/1/2038	36,028,125
	Total Mortgage-Backed Securities			52,168,125

Technology (0.7%)
2,700,000	Hewlett-Packard Company ‡	4.500	3/1/2013	2,674,145
2,000,000	International Business Machines Corporation ±	4.950	3/22/2011	2,048,470
700,000	Sun Microsystems, Inc. ‡	7.650	8/15/2009	719,670
2,100,000	Xerox Corporation ‡	5.500	5/15/2012	2,075,726
	Total Technology			7,518,011

Transportation (1.0%)
1,375,000	Delta Air Lines, Inc. ‡	7.111	9/18/2011	1,271,875
1,300,000	FedEx Corporation ±	3.500	4/1/2009	1,295,590
3,125,000	Norfolk Southern Corporation ‡	6.200	4/15/2009	3,173,516
2,400,000	Northwest Airlines, Inc. ‡	6.841	4/1/2011	2,214,000
1,150,000	Union Pacific Corporation ‡	6.125	1/15/2012	1,186,440
800,000	Union Pacific Corporation ‡	5.450	1/31/2013	802,132
	Total Transportation			9,943,553

The accompanying Notes to Financial Statements are an integral part of this schedule.
242

Limited Maturity Bond Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (97.7%)	Rate	Date	Value
U.S. Government (17.7%)
$9,000,000	Federal Farm Credit Bank ‡	5.375%	7/18/2011	$9,629,875
10,000,000	Federal Farm Credit Bank	3.875	8/25/2011	10,057,340
17,350,000	Federal Home Loan Bank	4.250	11/20/2009	17,650,693
5,500,000	Federal Home Loan Bank	4.875	2/9/2010	5,658,890
10,000,000	Federal Home Loan Bank	3.500	7/16/2010	10,046,260
7,500,000	Federal Home Loan Bank Discount Notes *	4.625	10/10/2012	7,681,672
5,000,000	Federal Home Loan Mortgage Corporation	4.750	11/3/2009	5,117,690
10,500,000	Federal Home Loan Mortgage Corporation *	4.125	11/30/2009	10,669,376
10,000,000	Federal Home Loan Mortgage Corporation ‡	2.375	5/28/2010	9,854,210
14,500,000	Federal National Mortgage Association	3.875	12/10/2009	14,677,002
5,000,000	Federal National Mortgage Association	5.125	4/15/2011	5,200,315
36,500,000	U.S. Treasury Notes *	2.125	1/31/2010	36,311,805
1,525,000	U.S. Treasury Notes *	2.750	2/28/2013	1,488,781
12,700,000	U.S. Treasury Notes *	3.125	4/30/2013	12,593,841
24,213,100	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	25,713,174
	Total U.S. Government			182,350,924

U.S. Municipals (0.8%)
5,500,000	Denver, Colorado City & County Airport Revenue Bonds	5.250	11/15/2032	5,549,225
1,350,000	Houston, Texas Utility System Revenue Bonds	5.000	5/15/2011	1,378,080
1,350,000	South Carolina State Public Service Authority Revenue
	Bonds ÷‡	5.750	1/1/2014	1,424,318
	Total U.S. Municipals			8,351,623

Utilities (1.2%)
2,700,000	Carolina Power & Light, Inc. ±‡	5.950	3/1/2009	2,741,110
625,000	Cleveland Electric Illuminating Company ‡	7.430	11/1/2009	645,596
2,650,000	National Rural Utilities Cooperative Finance
	Corporation	5.500	7/1/2013	2,680,390
2,100,000	Niagara Mohawk Power Corporation ‡	7.750	10/1/2008	2,117,772
1,000,000	Pacific Gas & Electric Company ‡	3.600	3/1/2009	999,187
421,314	Power Receivables Finance, LLC ‡≤	6.290	1/1/2012	431,021
2,000,000	Virginia Electric & Power Company ‡	4.500	12/15/2010	2,010,552
1,360,000	Virginia Electric & Power Company ‡	5.100	11/30/2012	1,360,679
	Total Utilities			12,986,307
	Total Long-Term Fixed Income (cost $1,037,502,343)			1,007,251,028

The accompanying Notes to Financial Statements are an integral part of this schedule.
243

Limited Maturity Bond Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Shares	Preferred Stock (0.7%)			Value
50,250	Allegro Investment Corporation SA TGT, Convertible ¿≤			$2,516,917
94,063	Credit Suisse New York, NY ‡			1,873,735
100,500	Federal National Mortgage Association *			2,306,475
	Total Preferred Stock (cost $7,524,500)			6,697,127

		Strike	Expiration
Contracts	Options Purchased (0.1%)	Price	Date	Value
880	Call on U.S. Treasury Bond Futures	$115	8/22/2008	$742,500
	Total Options Purchased (cost $868,894)			742,500

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (9.8%)	Rate (+)	Date	Value
100,672,788	Thrivent Financial Securities Lending Trust	2.550%	N/A	$100,672,788
	Total Collateral Held for Securities Loaned
	(cost $100,672,788)			100,672,788

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (5.7%)	Rate (+)	Date	Value
$4,985,000	BP Capital Markets plc	2.560%	7/1/2008	$4,985,000
6,280,000	Federal Home Loan Bank	2.200	7/16/2008	6,274,243
1,100,000	Federal National Mortgage Association ‡	2.100	9/17/2008	1,095,035
8,000,000	Three Pillars, Inc.	2.900	7/14/2008	7,991,622
37,391,707	Thrivent Money Market Portfolio	2.400	N/A	37,391,707
590,000	Windmill Funding Corporation	2.850	7/1/2008	590,000
	Total Short-Term Investments (at amortized cost)			58,327,607
	Total Investments (cost $1,204,896,132) 114.0%			$1,173,691,050
	Other Assets and Liabilities, Net (14.0%)			(144,481,765)
	Total Net Assets 100.0%			$1,029,209,285

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	80	September 2008	$16,915,244	$16,896,249	($18,995)
5-Yr. U.S. Treasury Bond Futures	(840)	September 2008	(93,368,688)	(92,865,940)	502,748
10-Yr. U.S. Treasury Bond Futures	(820)	September 2008	(92,862,499)	(93,415,942)	(553,443)
20-Yr. U.S. Treasury Bond Futures	72	September 2008	8,377,496	8,322,750	(54,746)
EURO Foreign Exchange Currency	(12)	September 2008	(2,336,040)	(2,353,500)	(17,460)
Futures
Total Futures					($141,896)

The accompanying Notes to Financial Statements are an integral part of this schedule.
244

Limited Maturity Bond Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

					Notional
	Fund	Fund	Buy/Sell	Termination	Principal		Unrealized
Swaps and Counterparty Receives		Pays	Protection	Date	Amount	Value	Gain/(Loss)
Credit Default Swaps
CDS WB, 5 Year, at 1.954%;	N/A	N/A	Buy	June 2013	$1,400,000	$10,756	$10,756
Bank of America
LCDX, Series 9,	N/A	N/A	Sell	December 2012	10,200,000	(479,082)	(217,676)
5 Year, at 2.25;
J.P. Morgan Chase & Co.
Interest Rate Swaps
Bank of America, 2 Year	5.275%	3 Month LIBOR	N/A	May 2009	24,000,000	474,490	474,490
Bank of America, 2 Year	5.306	3 Month LIBOR	N/A	June 2009	30,000,000	636,858	636,858
Total Swaps						$643,022	$904,428

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At June 30, 2008, $1,696,027 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $366,061,862 and $69,863,613 of investments were earmarked as collateral to cover open financial futures contracts and swap contracts, respectively.

~ All or a portion of the security was earmarked as collateral to cover options.

÷ Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principals and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.

¿ These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2008 the value of these investments was $123,431,777 or 12.0%  of total net assets.

= Defaulted security.

« All or a portion of the security is insured or guaranteed.

ƒ Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Portfolio owned as of June 30, 2008.

	Acquisition
Security	Date	Cost
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	$214,738

Definitions:
TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,036,236
Gross unrealized depreciation	(38,241,318)
Net unrealized appreciation (depreciation)	($31,205,082)
Cost for federal income tax purposes	$1,204,896,132

The accompanying Notes to Financial Statements are an integral part of this schedule.
245

Mortgage Securities Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (127.3%)	Rate	Date	Value
Asset-Backed Securities (22.6%)
$1,937,162	Americredit Automobile Receivables Trust ±†~	2.530%	7/7/2008	$1,878,229
1,527,155	Credit Based Asset Servicing and Securitization, LLC ±†~	2.593	7/25/2008	1,513,224
734,077	First Horizon ABS Trust ±†	2.613	7/25/2008	584,842
1,223,262	First Horizon ABS Trust †	2.643	7/25/2008	680,849
1,500,000	Ford Credit Floor Plan Master Owner Trust ±†~	2.651	7/15/2008	1,466,868
1,885,273	GMAC Mortgage Corporation Loan Trust †	2.663	7/25/2008	1,107,057
1,000,000	MBNA Credit Card Master Note Trust ±†	2.581	7/15/2008	998,964
499,353	Residential Funding Mortgage Securities II ±†	2.613	7/25/2008	474,347
354,459	SLM Student Loan Trust ±†	2.930	7/25/2008	354,023
853,031	Wachovia Asset Securitization, Inc. ±†‡≤	2.623	7/25/2008	563,451
	Total Asset-Backed Securities			9,621,854

Collateralized Mortgage Obligations (11.6%)
760,085	Banc of America Mortgage Securities, Inc. †‡~	4.804	9/25/2035	741,749
83,577	Credit Suisse First Boston Mortgage Securities Corporation ±†	3.223	7/25/2008	78,354
334,625	GSAA Home Equity Trust ±	4.316	11/25/2034	328,498
567,726	Impac CMB Trust †‡	2.743	7/25/2008	426,420
1,054,303	Merrill Lynch Mortgage Investors, Inc. ±	4.871	6/25/2035	1,019,289
276,870	MLCC Mortgage Investors, Inc. ±†	2.813	7/25/2008	261,863
1,436,548	Thornburg Mortgage Securities Trust ±†	2.573	7/25/2008	1,425,083
677,435	Wells Fargo Mortgage Backed Securities Trust ±	4.950	3/25/2036	652,272
	Total Collateralized Mortgage Obligations			4,933,528

Commercial Mortgage-Backed Securities (12.8%)
60,044	Commercial Mortgage Pass-Through Certificates ±†≤	2.571	7/15/2008	58,405
230,000	GMAC Commercial Mortgage Securities, Inc. ±	4.547	12/10/2041	223,218
500,000	Greenwich Capital Commercial Funding Corporation ±	5.867	12/10/2049	454,716
400,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ±	4.302	1/15/2038	388,351
1,000,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ±~	5.819	6/15/2049	956,533
1,000,000	LB-UBS Commercial Mortgage Trust ±	4.553	7/15/2030	993,190
500,000	TIAA Real Estate CDO, Ltd. ±	5.815	8/15/2039	492,796
2,000,000	Wachovia Bank Commercial Mortgage Trust ±†≤	2.591	7/15/2008	1,884,662
	Total Commercial Mortgage-Backed Securities			5,451,871

Mortgage-Backed Securities (77.2%)
10,000,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through §	6.000	7/1/2038	10,100,000
1,734,348	Federal National Mortgage Association ±	6.000	8/1/2024	1,765,681
14,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	7/1/2038	13,798,752
7,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.500	7/1/2038	7,205,625
	Total Mortgage-Backed Securities			32,870,058

The accompanying Notes to Financial Statements are an integral part of this schedule.
246

Mortgage Securities Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (127.3%)	Rate	Date	Value
U.S. Government (3.1%)
$100,000	U.S. Treasury Notes ‡	4.875%	4/30/2011	$105,414
1,139,440	U.S. Treasury Notes, TIPS	2.000	7/15/2014	1,210,032
	Total U.S. Government			1,315,446
	Total Long-Term Fixed Income (cost $56,517,109)			54,192,757

		Strike	Expiration
Contracts	Options Purchased (0.1%)	Price	Date	Value
20	Call on U.S Treasury Bond Futures	$115	8/22/2008	$16,875
	Total Options Purchased (cost $19,748)			16,875

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (45.6%)	Rate (+)	Date	Value
$1,325,000	Amsterdam Funding Corporation ~	2.600%	7/10/2008	$1,324,139
2,000,000	Barton Capital Corporation ±	2.700	7/8/2008	1,998,950
2,000,000	Bryant Illinois Park Fund ±	2.650	7/14/2008	1,998,086
2,000,000	Corporate Receivables Corporation Funding, LLC ±	2.600	7/9/2008	1,998,844
2,000,000	Falcon Asset Securitization Corporation ±	2.600	7/11/2008	1,998,555
4,100,000	Federal Home Loan Bank	2.000	7/1/2008	4,100,000
2,000,000	Federal Home Loan Bank ±	2.200	7/16/2008	1,998,167
2,000,000	Federal Home Loan Bank Discount Notes ±	2.100	7/11/2008	1,998,833
885	Thrivent Money Market Portfolio	2.400	N/A	885
2,000,000	Victory Receivables Corporation ±	2.630	7/10/2008	1,998,685
	Total Short-Term Investments (at amortized cost)			19,415,144
	Total Investments (cost $75,952,001) 173.0%			$73,624,776
	Other Assets and Liabilities, Net (73.0%)			(31,060,549)
	Total Net Assets 100.0%			$42,564,227

The accompanying Notes to Financial Statements are an integral part of this schedule.
247

Mortgage Securities Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)
20-Yr. U.S. Treasury Bond Futures	3	September 2008	$349,062	$346,781	($2,281)
Total Futures					($2,281)

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued or delayed delivery basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At June 30, 2008, $105,414 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $802,028 of investments were earmarked as collateral to cover open financial futures contracts.

~ All or a portion of the security was earmarked as collateral to cover options.

≤ Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been determined to be liquid under the guidelines established by the Portfolio’s Board of Directors and may be resold to other dealers in the program or to other qualified institutional buyers. As of June 30, 2008 the value of these investments was $2,506,518 or 5.9%  of total net assets.

Definitions:

TIPS — Treasury Inflation Protected Security.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$256,611
Gross unrealized depreciation	(2,070,614)
Net unrealized appreciation (depreciation)	($2,327,225)
Cost for federal income tax purposes	$75,952,001

The accompanying Notes to Financial Statements are an integral part of this schedule.
248

Money Market Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Certificates of Deposit (1.0%)	Rate (+)	Date	Value
$8,100,000	Bank of Scotland NY	2.710%	9/22/2008	$8,100,000
	Total Certificates of Deposit			8,100,000

Principal		Interest	Maturity
Amount	Commercial Paper (65.5%)	Rate (+)	Date	Value
Asset-Backed Commercial Paper (3.9%)
$4,860,000	GOVCO, Inc. «	2.650%	7/14/2008	$4,855,349
9,740,000	GOVCO, Inc. «	2.950	7/22/2008	9,723,239
6,490,000	GOVCO, Inc. «	2.720	9/24/2008	6,448,320
6,490,000	GOVCO, Inc. «	3.050	12/10/2008	6,400,925
3,250,000	GOVCO, Inc. «	3.020	12/18/2008	3,203,651
	Total Asset-Backed Commercial Paper			30,631,484

Banking — Domestic (10.6%)
5,815,000	Bank of America Corporation	2.691	8/26/2008	5,790,654
8,100,000	Bank of America Corporation	2.555	9/15/2008	8,056,309
6,480,000	Bank of America Corporation	2.575	9/26/2008	6,439,676
4,945,000	Barclays US Funding Corporation	3.005	7/23/2008	4,935,919
8,100,000	Barclays US Funding Corporation	2.780	9/29/2008	8,043,705
6,470,000	Dexia Finance, LLC	2.620	8/18/2008	6,447,398
6,500,000	Greenwich Capital Holdings, Inc. «	2.880	10/14/2008	6,445,400
9,730,000	J.P. Morgan Chase & Company	2.500	9/30/2008	9,668,512
792,000	River Fuel Company No. 2, Inc. «	2.600	7/31/2008	790,284
8,100,000	Societe Generale North American	3.670	7/17/2008	8,086,788
1,600,000	Societe Generale North American	2.750	8/8/2008	1,595,356
4,860,000	Societe Generale North American	2.980	8/18/2008	4,840,690
4,860,000	Societe Generale North American	2.920	8/27/2008	4,837,531
3,730,000	Societe Generale North American	2.800	9/12/2008	3,708,822
3,250,000	Societe Generale North American	2.770	9/17/2008	3,230,495
	Total Banking — Domestic			82,917,539

Banking — Foreign (5.1%)
8,100,000	Bank of Ireland	2.730	8/12/2008	8,074,202
7,760,000	Bank of Scotland plc	2.670	8/4/2008	7,740,432
6,265,000	Bank of Scotland plc	2.900	9/17/2008	6,225,635
4,860,000	DnB NORBank ASA	2.730	7/17/2008	4,854,103
8,130,000	DnB NORBank ASA	2.930	7/22/2008	8,116,104
4,870,000	ICICI Bank, Ltd. «	4.950	7/7/2008	4,865,981
	Total Banking — Foreign			39,876,457

Basic Industry (0.3%)
2,560,000	BASF AG	2.340	7/10/2008	2,558,502
	Total Basic Industry			2,558,502

The accompanying Notes to Financial Statements are an integral part of this schedule.
249

Money Market Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Commercial Paper (65.5%)	Rate (+)	Date	Value
Brokerage (6.2%)
$4,865,000	Citigroup Funding, Inc.	2.600%	7/15/2008	$4,860,081
8,100,000	Citigroup Funding, Inc.	2.700	7/23/2008	8,086,635
8,100,000	Citigroup Funding, Inc.	2.780	7/24/2008	8,085,614
8,110,000	Citigroup Funding, Inc.	2.850	9/22/2008	8,056,711
8,130,000	Morgan Stanley	3.040	7/21/2008	8,116,269
3,200,000	Morgan Stanley	3.050	7/28/2008	3,192,680
8,100,000	Morgan Stanley	2.700	8/20/2008	8,069,625
	Total Brokerage			48,467,615

Consumer Cyclical (1.0%)
8,110,000	Toyota Credit Puerto Rico	2.620	8/19/2008	8,081,079
	Total Consumer Cyclical			8,081,079

Finance (32.2%)
6,470,000	Bryant Illinois Park Fund «	2.800	9/17/2008	6,430,749
5,830,000	Bryant Illinois Park Fund «	2.830	9/29/2008	5,788,753
8,100,000	Ciesco, LP «	2.620	8/27/2008	8,066,398
9,710,000	Enterprise Funding Corporation «	2.650	7/16/2008	9,699,278
8,100,000	Enterprise Funding Corporation «	2.750	8/13/2008	8,073,394
1,298,000	Enterprise Funding Corporation «	2.750	8/19/2008	1,293,142
8,125,000	Enterprise Funding Corporation «	2.620	9/11/2008	8,082,425
6,500,000	Enterprise Funding Corporation «	2.850	9/19/2008	6,458,833
4,860,000	General Electric Capital Corporation	2.790	8/18/2008	4,841,921
9,730,000	General Electric Capital Corporation	2.690	8/27/2008	9,688,558
9,730,000	General Electric Capital Corporation	2.680	8/29/2008	9,687,264
8,100,000	ING US Funding, LLC	2.570	7/30/2008	8,083,231
1,400,000	ING US Funding, LLC	2.750	9/17/2008	1,391,658
8,100,000	ING US Funding, LLC	2.655	9/23/2008	8,049,821
3,248,000	ING US Funding, LLC	2.520	9/29/2008	3,227,538
8,100,000	ING US Funding, LLC	2.810	10/14/2008	8,033,614
8,080,000	Old Line Funding Corporation «	2.700	7/28/2008	8,063,638
6,470,000	Old Line Funding Corporation «	2.710	8/12/2008	6,449,544
9,725,000	Old Line Funding Corporation «	2.680	9/18/2008	9,667,806
6,490,000	Old Line Funding Corporation «	2.750	9/22/2008	6,448,852
6,485,000	Old Line Funding Corporation «	2.850	10/10/2008	6,433,147
8,100,000	Park Avenue Receivables Corporation «	2.570	9/9/2008	8,059,522
8,100,000	Ranger Funding Company «	2.620	9/10/2008	8,058,146
6,490,000	Ranger Funding Company «	2.800	9/16/2008	6,451,132
4,870,000	Ranger Funding Company «	2.820	10/14/2008	4,829,944
3,000,000	Sheffield Receivables Corporation «	2.570	8/21/2008	2,989,078
4,860,000	Sheffield Receivables Corporation «	2.700	8/29/2008	4,838,494
8,110,000	Sheffield Receivables Corporation «	2.750	9/9/2008	8,066,634
5,800,000	Thunder Bay Funding, Inc. «	2.770	7/29/2008	5,787,504
5,317,000	Thunder Bay Funding, Inc. «	2.620	8/29/2008	5,294,169

The accompanying Notes to Financial Statements are an integral part of this schedule.
250

Money Market Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Commercial Paper (65.5%)	Rate (+)	Date	Value

Finance — continued
$9,720,000	Thunder Bay Funding, Inc. «	2.680%	9/18/2008	$9,662,836
8,140,000	Thunder Bay Funding, Inc. «	2.670	9/26/2008	8,087,477
9,730,000	Windmill Funding Corporation «	2.730	9/17/2008	9,672,447
9,710,000	Yorktown Capital, LLC «	2.650	8/14/2008	9,678,550
8,120,000	Yorktown Capital, LLC «	2.730	8/20/2008	8,089,212
8,100,000	Yorktown Capital, LLC «	2.620	9/10/2008	8,058,146
	Total Finance			251,582,855

Insurance (5.2%)
8,115,000	AIG Funding, Inc. «	2.550	7/30/2008	8,098,330
6,490,000	AIG Funding, Inc. «	2.810	9/23/2008	6,447,447
9,760,000	Curzon Funding, LLC «	3.780	7/18/2008	9,742,576
8,080,000	Swiss Reinsurance Company	2.950	7/28/2008	8,062,123
8,080,000	Swiss Reinsurance Company	2.840	8/11/2008	8,053,865
	Total Insurance			40,404,341

U.S. Municipal (1.0%)
7,850,000	Michigan State School Loan General Obligation Bonds
	(Series 2005-B)	4.125	10/28/2008	7,850,000
	Total U.S. Municipal			7,850,000
	Total Commercial Paper			512,369,872

		Interest	Maturity
Shares	Other (2.9%)	Rate (+)	Date	Value
344,000	Barclays Prime Money Market Fund	2.630%	N/A	$344,000
1,362,337	Merrill Lynch Institutional Money Market Fund	2.520	N/A	1,362,337
20,792,000	Primary Fund Institutional Class	2.800	N/A	20,792,000
	Total Other			22,498,337

Principal		Interest	Maturity
Amount	Variable Rate Notes (30.6%) †	Rate (+)	Date	Value
Banking — Domestic (7.7%)
$4,860,000	Bank of America NA	3.208%	7/3/2008	$4,860,000
3,250,000	Bank of New York Company, Inc.	2.459	7/10/2008	3,250,000
6,470,000	Deutsche Bank NY	3.011	9/22/2008	6,470,000
6,500,000	Fifth Third Bancorp	2.491	7/23/2008	6,500,000
3,250,000	HSBC USA, Inc.	2.481	7/15/2008	3,250,000
3,240,000	J.P. Morgan Chase & Company	2.851	9/22/2008	3,241,341
6,310,000	Rabobank Nederland NV/NY	2.656	8/15/2008	6,310,000
6,700,000	Royal Bank of Canada NY	2.459	7/1/2008	6,700,000
4,850,000	Royal Bank of Canada NY	3.233	8/15/2008	4,850,000
4,870,000	Wachovia Bank	2.910	7/7/2008	4,870,000
4,136,000	Wells Fargo & Company	2.508	7/3/2008	4,140,990
5,775,000	Wells Fargo & Company	2.551	7/15/2008	5,775,000
	Total Banking — Domestic			60,217,331

The accompanying Notes to Financial Statements are an integral part of this schedule.
251

Money Market Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Variable Rate Notes (30.6%) †	Rate (+)	Date	Value
Banking — Foreign (8.3%)
$3,440,000	Bank of Ireland	2.492%	7/21/2008	$3,440,000
4,050,000	BNP Paribas SA	2.482	7/28/2008	4,050,000
7,810,000	BNP Paribas SA	2.760	8/7/2008	7,810,000
6,000,000	DNB NOR ASA	2.493	7/25/2008	6,000,000
9,520,000	HBOS Treasury Services plc	2.438	7/7/2008	9,520,000
6,480,000	ING Bank NV	3.059	9/26/2008	6,480,000
3,140,000	Royal Bank of Canada	2.440	7/7/2008	3,140,000
4,000,000	Royal Bank of Scotland plc	2.511	7/21/2008	4,000,000
6,320,000	Svenska Handelsbanken AB	2.467	7/14/2008	6,320,000
6,200,000	Svenska Handelsbanken AB	2.471	7/21/2008	6,200,000
8,100,000	Svenska Handelsbanken AB	3.200	7/25/2008	8,100,000
	Total Banking — Foreign			65,060,000

Basic Industry (1.2%)
9,380,000	BASF Finance Europe NV	2.808	7/21/2008	9,380,000
	Total Basic Industry			9,380,000

Brokerage (4.2%)
11,000,000	Goldman Sachs Group, Inc.	2.920	7/25/2008	11,000,000
5,000,000	Lehman Brothers Holdings, Inc.	2.561	7/22/2008	5,000,521
5,000,000	Merrill Lynch & Company, Inc.	2.611	7/15/2008	5,000,000
3,000,000	Merrill Lynch & Company, Inc.	2.621	7/24/2008	3,000,000
8,900,000	Merrill Lynch & Company, Inc.	2.638	8/22/2008	8,900,000
	Total Brokerage			32,900,521

Consumer Cyclical (1.5%)
4,880,000	American Honda Finance Corporation	2.698	7/7/2008	4,880,415
4,850,000	American Honda Finance Corporation	2.914	8/5/2008	4,850,000
2,240,000	American Honda Finance Corporation	2.737	9/9/2008	2,240,776
	Total Consumer Cyclical			11,971,191

Finance (3.8%)
2,430,000	Kordsa, Inc. «	2.700	7/3/2008	2,430,000
6,470,000	Procter & Gamble International Funding SCA	2.789	8/19/2008	6,470,000
8,100,000	Union Hamilton Special Funding, LLC «	3.301	9/22/2008	8,100,000
12,975,000	Union Hamilton Special Funding, LLC «	3.301	9/29/2008	12,975,000
	Total Finance			29,975,000

The accompanying Notes to Financial Statements are an integral part of this schedule.
252

Money Market Portfolio
Schedule of Investments as of June 30, 2008 (unaudited)

Principal		Interest	Maturity
Amount	Variable Rate Notes (30.6%) †	Rate (+)	Date	Value
Insurance (3.9%)
$5,675,000	Allstate Life Global Funding II «	2.518%	7/8/2008	$5,675,000
8,100,000	Allstate Life Global Funding Trust «	3.058	9/22/2008	8,100,000
9,440,000	ING Verzekeringen NV	2.446	7/7/2008	9,440,000
6,500,000	MBIA Global Funding, LLC «ƒ	3.090	7/23/2008	6,500,000
	Total Insurance			29,715,000
	Total Variable Rate Notes			239,219,043
	Total Investments (at amortized cost) 100.0%			$782,187,252
	Other Assets and Liabilities, Net (0.0%)			(175,547)
	Total Net Assets 100.0%			$782,011,705

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

« Denotes investments that benefit from credit enhancements or liquidity support provided by a third party or institution.

ƒ Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Money Market Portfolio owned as of June 30, 2008.

	Acquisition
Security	Date	Cost
MBIA Global Funding, LLC	10/18/2007	$6,500,000

Cost for federal income tax purposes	$782,187,252

The accompanying Notes to Financial Statements are an integral part of this schedule.
253

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Statement of Assets and Liabilities	Statement of Assets and Liabilities — continued

		Moderately		Moderately			Partner	Partner			Partner
	Aggressive	Aggressive	Moderate	Conservative		Partner	Natural	Emerging	Real Estate	Partner	Small Cap
	Allocation	Allocation	Allocation	Allocation	Technology	Healthcare	Resources	Markets	Securities	Utilities	Growth
As of June 30, 2008 (unaudited)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments at cost	$494,749,820	$1,841,429,271	$2,360,222,331	$874,477,306	$57,259,226	$4,986,665	$6,480,902	$9,956,309	$465,348,046	$4,944,336	$218,265,219
Investments in securities at market value	298,518	99,506	1,194,072	447,777	44,690,575	5,066,162	6,543,619	9,203,005	317,308,986	4,796,480	164,631,680
Investments in affiliates at market value	490,434,482	1,785,612,168	2,283,697,472	847,151,703	14,357,269	73,542	582,433	54,075	159,322,062	116,756	64,409,339
Investments at Market Value	490,733,000	1,785,711,674	2,284,891,544	847,599,480	59,047,844	5,139,704	7,126,052	9,257,080	476,631,048	4,913,236	229,041,019

Cash	—	—	—	—	—	—	4,019	14,253(a)	806	—	—
Dividends and interest receivable	—	—	—	—	21,425	492	2,676	12,322	1,350,996	8,994	86,927
Prepaid expenses	4,500	10,117	12,228	6,021	2,595	2,568	2,568	2,590	3,968	2,568	3,103
Receivable for investments sold	—	—	—	—	230,209	—	—	—	329,866	26,237	9,186,332
Receivable for fund shares sold	504,205	687,296	1,076,905	1,546,001	13,143	17,818	39,322	16,701	150,288	17,973	74,579
Receivable for forward contracts	—	—	—	—	355,034	—	—	15,061	—	—	—
Receivable from affiliate	—	—	—	—	—	1,157	1,388	13,384	—	3,507	—
Total Assets	491,241,705	1,786,409,087	2,285,980,677	849,151,502	59,670,250	5,161,739	7,176,025	9,331,391	478,466,972	4,972,515	238,391,960

Liabilities
Accrued expenses	16,850	27,777	31,276	19,133	15,186	9,170	8,973	36,372	32,257	9,087	22,645
Payable for investments purchased	382,589	218,648	529,731	1,467,322	580,337	3,907	—	15,061	2,290,445	10,859	8,027,814
Payable upon return of collateral for securities loaned	—	—	—	—	12,487,535	—	—	—	145,081,952	—	58,068,349
Payable for fund shares redeemed	121,616	468,648	547,174	78,679	42,539	17,832	59	17,341	200,342	18,023	9,981
Payable for forward contracts	—	—	—	—	355,664	—	—	15,127	—	—	—
Payable for variation margin	775	—	—	—	—	—	—	—	—	—	7,200
Payable to affiliate	77,199	252,806	317,638	123,042	32,155	—	—	—	242,319	—	136,828
Total Liabilities	599,029	967,879	1,425,819	1,688,176	13,513,416	30,909	9,032	83,901	147,847,314	37,969	66,272,817

Net Assets
Capital stock (beneficial interest)	474,976,081	1,762,996,747	2,251,232,606	833,818,550	41,220,647	4,976,984	6,521,623	9,923,402	287,275,193	4,947,979	170,523,402
Accumulated undistributed net investment income/(loss)	7,622,437	43,755,875	75,119,491	32,830,407	(6,503)	(4,930)	3,123	18,871	11,609,880	25,276	53,787
Accumulated undistributed net realized gain/(loss)	12,060,933	34,406,183	33,533,548	7,692,195	3,154,361	5,746	(2,889)	4,373	20,451,298	(7,627)	(9,213,218)
Net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—	1,788,618	153,039	645,150	(699,229)	11,283,002	(31,100)	10,775,800
Affiliated investments	(4,016,820)	(55,717,597)	(75,330,787)	(26,877,826)	—	—	—	—	—	—	—
Futures contracts	45	—	—	—	—	—	—	—	—	—	(20,628)
Foreign currency forward contracts	—	—	—	—	(630)	—	—	(66)	—	—	—
Foreign currency transactions	—	—	—	—	341	(9)	(14)	139	285	18	—
Total Net Assets	$490,642,676	$1,785,441,208	$2,284,554,858	$847,463,326	$46,156,834	$5,130,830	$7,166,993	$9,247,490	$330,619,658	$4,934,546	$172,119,143

Shares of beneficial interest outstanding	38,243,001	144,095,246	190,114,586	73,295,738	6,476,804	497,708	636,528	992,050	19,287,006	494,879	14,045,453

Net asset value per share	$12.83	$12.39	$12.02	$11.56	$7.13	$10.31	$11.26	$9.32	$17.14	$9.97	$12.25

(a) Includes foreign currency holdings of $14,253 (cost $14,189).

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
254	255

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Statement of Assets and Liabilities — continued	Statement of Assets and Liabilities — continued

											Partner
	Partner								Partner	Partner	Socially
	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap	Partner			Worldwide	International	Responsible
	Value	Stock	Index	Growth	Growth	Mid Cap Value	Mid Cap Stock	Mid Cap Index	Allocation	Stock	Stock
As of June 30, 2008 (unaudited)	Portfolio	Portfolio	Portfolio	Portfolio II	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments at cost	$247,649,086	$480,881,619	$366,860,562	$43,125,419	$734,786,312	$117,942,935	$554,498,646	$131,145,273	$101,820,901	$1,372,388,515	$5,014,443
Investments in securities at market value	179,056,090	384,226,046	298,433,691	34,751,289	552,923,279	103,662,990	453,309,572	124,773,436	90,270,995	1,295,214,536	4,617,995
Investments in affiliates at market value	73,139,409	130,111,533	113,281,026	10,076,061	195,588,019	15,070,101	90,162,159	30,744,437	5,425,283	145,522,302	195,990
Investments at Market Value	252,195,499	514,337,579	411,714,717	44,827,350	748,511,298	118,733,091	543,471,731	155,517,873	95,696,278	1,440,736,838	4,813,985

Cash	—	—	—	—	—	—	4,914	—	18,121(a)	6,308(b)	—
Dividends and interest receivable	188,011	352,545	431,053	19,003	368,825	183,581	395,595	112,474	337,211	3,891,898	2,800
Prepaid expenses	3,192	4,113	3,802	2,508	4,927	2,797	4,025	2,955	3,002	8,362	2,568
Receivable for investments sold	1,890,893	11,132,128	19,392	—	7,279,684	1,310,202	41,372,913	—	285,895	3,253,886	—
Receivable for fund shares sold	56,011	102,005	2,386	95,991	59,163	87,781	239,682	9,730	459,665	72,403	228
Receivable for forward contracts	—	—	—	—	—	—	—	—	923,160	12,691,144	—
Receivable for variation margin	—	—	—	—	—	—	—	—	7,600	—	—
Receivable from affiliate	—	—	—	—	—	—	—	—	—	—	2,964
Total Assets	254,333,606	525,928,370	412,171,350	44,944,852	756,223,897	120,317,452	585,488,860	155,643,032	97,730,932	1,460,660,839	4,822,545

Liabilities
Accrued expenses	22,878	44,335	56,491	14,328	55,421	16,722	36,325	26,164	39,600	145,485	9,172
Payable for investments purchased	2,890,518	8,450,835	586,112	—	2,606,044	403,991	61,818,816	—	669,908	9,866,472	—
Payable upon return of collateral for securities loaned	66,859,750	114,245,992	110,214,763	7,619,202	173,641,169	10,489,971	69,515,205	28,940,767	—	121,321,487	—
Payable for fund shares redeemed	71,184	135,113	662,764	3,442	498,577	28,437	91,840	74,176	461,285	399,967	246
Payable for forward contracts	—	—	—	—	—	—	—	—	915,963	12,702,205	—
Payable for variation margin	—	—	32,480	—	—	—	—	3,813	—	—	—
Payable to affiliate	135,095	243,711	98,618	10,191	215,092	72,460	265,717	42,527	54,757	868,555	—
Total Liabilities	69,979,425	123,119,986	111,651,228	7,647,163	177,016,303	11,011,581	131,727,903	29,087,447	2,141,513	145,304,171	9,418

Net Assets
Capital stock (beneficial interest)	161,810,875	344,956,433	174,072,591	30,573,140	490,990,246	105,559,660	456,351,592	82,437,165	101,969,813	1,045,642,030	4,999,674
Accumulated undistributed net investment income/(loss)	2,231,872	3,929,894	6,267,827	90,874	3,858,065	1,603,502	4,593,035	2,710,262	582,311	49,900,502	2,208
Accumulated undistributed net realized gain/(loss)	15,765,021	20,466,097	75,530,694	4,931,744	70,634,297	1,352,553	3,843,245	17,151,898	(753,787)	151,485,826	11,703
Net unrealized appreciation/(depreciation) on:
Investments	4,546,413	33,455,960	44,854,155	1,701,931	13,724,986	790,156	(11,026,915)	24,372,600	(6,124,623)	68,348,323	(200,458)
Futures contracts	—	—	(205,145)	—	—	—	—	(116,340)	(93,564)	—	—
Foreign currency forward contracts	—	—	—	—	—	—	—	—	7,197	(11,061)	—
Foreign currency transactions	—	—	—	—	—	—	—	—	2,072	(8,952)	—
Total Net Assets	$184,354,181	$402,808,384	$300,520,122	$37,297,689	$579,207,594	$109,305,871	$453,760,957	$126,555,585	$95,589,419	$1,315,356,668	$4,813,127

Shares of beneficial interest outstanding	10,120,391	28,394,914	16,849,202	3,604,952	31,631,007	8,442,043	38,942,591	8,670,138	10,196,845	83,793,958	499,967

Net asset value per share	$18.22	$14.19	$17.84	$10.35	$18.31	$12.95	$11.65	$14.60	$9.37	$15.70	$9.63

(a) Includes foreign currency holdings of $18,121 (cost $18,067).
(b) Includes foreign currency holdings of $4,273 (cost $4,239).

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
256	257

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Statement of Assets and Liabilities — continued	Statement of Assets and Liabilities — continued

	Partner
	All Cap	Partner	Partner	Large Cap	Large Cap	Partner	Large Cap	Large Cap	Large Cap	Equity	Income
	Growth	All Cap Value	All Cap	Growth	Growth	Growth Stock	Value	Stock	Index	Plus	Balanced
As of June 30, 2008 (unaudited)	Portfolio	Portfolio	Portfolio	Portfolio II	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments at cost	$4,943,294	$4,970,817	$109,595,751	$25,334,633	$2,243,480,676	$87,986,442	$1,101,409,895	$993,236,977	$506,192,323	$55,725,688	$442,514,017
Investments in securities at market value	4,662,474	4,556,487	96,642,776	25,450,089	2,038,517,015	93,740,703	908,916,120	862,637,819	500,087,711	47,913,688	414,241,617
Investments in affiliates at market value	65,451	49	13,786,925	2,348,283	368,971,678	11,079,527	183,194,553	135,481,707	63,744,345	3,898,824	71,414,394
Investments at Market Value	4,727,925	4,556,536	110,429,701	27,798,372	2,407,488,693	104,820,230	1,092,110,673	998,119,526	563,832,056	51,812,512	485,656,011

Cash	—	—	354,964	—	4,619	—	2,269	2,365	—	3,105	54
Dividends and interest receivable	1,745	6,135	148,627	22,300	1,890,355	120,546	1,259,987	900,939	694,182	100,200	1,433,132
Prepaid expenses	2,568	2,568	2,841	2,516	12,344	2,829	6,646	6,706	4,827	2,568	4,345
Receivable for investments sold	21,963	73,006	1,624,853	516,642	34,498,838	1,000,494	—	8,734,651	—	916,621	535,161
Receivable for fund shares sold	9,574	62,816	87,924	3,760	14,532	27,539	367,000	56,834	10,253	29,284	686
Receivable for forward contracts	—	27,028	—	—	—	—	—	—	—	—	—
Receivable for variation margin	—	—	—	—	—	—	—	7,150	2,320	6,465	4,400
Receivable from affiliate	2,905	3,153	—	—	—	—	—	—	—	—	—
Total Assets	4,766,680	4,731,242	112,648,910	28,343,590	2,443,909,381	105,971,638	1,093,746,575	1,007,828,171	564,543,638	52,870,755	487,633,789

Liabilities
Accrued expenses	9,057	9,208	17,286	18,147	210,413	19,501	59,884	70,221	81,974	8,318	75,748
Notes payable and other debt	—	6,251	—	—	—	—	—	—	—	—	—
Payable for investments purchased	34,520	44,044	3,410,904	413,816	35,748,149	674,183	—	2,462,856	310,410	803,776	40,289,115
Payable upon return of collateral for securities loaned	—	—	12,061,625	1,084,049	356,495,421	10,681,728	181,383,559	120,440,382	62,742,137	—	45,432,799
Payable for fund shares redeemed	10,658	63,600	86,142	4,550	879,297	58,093	330,605	129,006	807,924	887	855,058
Payable for forward contracts	—	27,086	—	—	—	—	—	—	—	—	—
Open options written, at value	—	—	—	214	8,080	—	—	2,476	—	7,250	—
Payable to affiliate	—	—	66,743	10,014	790,677	60,655	506,754	507,738	156,261	30,946	120,696
Mortgage dollar roll deferred revenue	—	—	—	—	—	—	—	—	—	—	42,065
Total Liabilities	54,235	150,189	15,642,700	1,530,790	394,132,037	11,494,160	182,280,802	123,612,679	64,098,706	851,177	86,815,481

Net Assets
Capital stock (beneficial interest)	4,981,013	4,986,581	80,042,888	20,057,946	2,830,018,307	67,748,018	870,680,302	825,848,494	366,512,922	56,642,455	327,070,820
Accumulated undistributed net investment income/(loss)	1,036	11,776	1,009,748	184,963	9,186,887	895,773	25,025,207	19,069,754	16,346,809	230,887	20,906,465
Accumulated undistributed net realized gain/(loss)	(54,235)	(2,965)	15,119,624	4,101,793	(953,603,155)	9,001,970	25,059,486	34,818,421	60,045,993	(490,668)	10,020,709
Net unrealized appreciation/(depreciation) on:
Investments	(215,369)	(414,281)	833,950	2,463,739	164,008,017	16,833,788	(9,299,222)	4,882,549	57,639,733	(3,913,176)	43,141,994
Written option contracts	—	—	—	4,359	167,288	—	—	55,629	—	22,640	—
Futures contracts	—	—	—	—	—	—	—	(459,355)	(100,525)	(472,560)	(321,680)
Foreign currency forward contracts	—	(58)	—	—	—	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	(2,071)	—	—	—	—	—
Total Net Assets	$4,712,445	$4,581,053	$97,006,210	$26,812,800	$2,049,777,344	$94,477,478	$911,465,773	$884,215,492	$500,444,932	$52,019,578	$400,818,308

Shares of beneficial interest outstanding	498,110	498,650	8,534,832	2,518,340	119,849,979	7,672,936	76,940,690	90,978,406	22,598,735	5,650,980	25,493,271

Net asset value per share	$9.46	$9.19	$11.37	$10.65	$17.10	$12.31	$11.85	$9.72	$22.14	$9.21	$15.72

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
258	259

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Statement of Assets and Liabilities — continued	Statement of Assets and Liabilities — continued

			Partner
			Socially
		Diversified	Responsible			Limited	Mortgage
	High Yield	Income Plus	Bond	Income	Bond Index	Maturity Bond	Securities	Money Market
As of June 30, 2008 (unaudited)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments at cost	$923,123,108	$126,087,392	$6,960,346	$1,597,289,929	$310,829,513	$1,204,896,132	$75,952,001	$782,187,252
Investments in securities at market value	763,426,538	104,328,439	6,956,816	1,422,125,279	250,860,890	1,035,626,555	73,623,891	782,187,252
Investments in affiliates at market value	117,135,481	12,721,696	—	114,712,655	54,351,755	138,064,495	885	—
Investments at Market Value	880,562,019	117,050,135	6,956,816	1,536,837,934	305,212,645	1,173,691,050	73,624,776	782,187,252

Cash	—	—	4,548	—	4,109	4,632	54	637
Dividends and interest receivable	14,542,775	1,033,291	35,906	13,980,439	1,581,427	6,641,446	59,591	885,238
Prepaid expenses	5,806	2,924	2,577	8,669	3,366	6,888	2,601	5,892
Receivable for investments sold	2,163,533	5,409,636	404	—	—	3,447,656	—	—
Receivable for fund shares sold	108,589	595	27,350	419,737	34,376	644,024	74	10,789,299
Swap agreements, at value	—	41,128	—	89,891	—	1,122,104	—	—
Receivable for variation margin	—	7,084	2,686	82,128	—	12,049	—	—
Receivable from affiliate	—	—	3,034	—	—	—	—	—
Total Assets	897,382,722	123,544,793	7,033,321	1,551,418,798	306,835,923	1,185,569,849	73,687,096	793,868,318

Liabilities
Distributions payable	—	—	—	—	—	—	—	7
Accrued expenses	63,554	19,850	9,156	88,421	34,099	58,278	15,446	50,783
Notes payable and other debt	4	892	—	1,849	—	—	—	—
Payable for investments purchased	10,227,671	7,029,194	44,244	119,658,125	64,124,688	54,160,289	30,840,313	—
Payable upon return of collateral for securities loaned	76,390,753	4,971,704	—	83,526,838	39,251,531	100,672,788	—	—
Payable for fund shares redeemed	301,527	75,580	27,408	491,787	434,360	386,730	213,556	11,587,864
Swap agreements, at value	1,781,526	44,802	—	921,728	—	479,082	—	—
Payable for variation margin	6,375	4,286	875	143,332	—	179,815	188	—
Payable to affiliate	288,105	39,990	—	480,524	60,390	363,537	19,327	217,959
Mortgage dollar roll deferred revenue	—	4,382	—	135,663	69,017	60,045	34,039	—
Total Liabilities	89,059,515	12,190,680	81,683	205,448,267	103,974,085	156,360,564	31,122,869	11,856,613

Net Assets
Capital stock (beneficial interest)	1,762,313,178	123,456,916	6,927,796	1,426,179,924	213,610,692	1,068,662,860	46,143,157	782,011,705
Accumulated undistributed net investment income/(loss)	1,595,684	10,150,012	253	489,813	10,622	(245,790)	3,027	(18,981)
Accumulated undistributed net realized gain/(loss)	(912,384,633)	(13,140,085)	(4,266)	(20,384,863)	(5,142,608)	(8,765,235)	(1,252,451)	18,981
Net unrealized appreciation/(depreciation) on:
Investments	(42,561,089)	(9,037,257)	(3,530)	(60,451,995)	(5,616,868)	(31,205,082)	(2,327,225)	—
Futures contracts	22,105	(71,799)	31,385	168,490	—	(141,896)	(2,281)	—
Swap agreements	(662,038)	(3,674)	—	(30,838)	—	904,428	—	—
Total Net Assets	$808,323,207	$111,354,113	$6,951,638	$1,345,970,531	$202,861,838	$1,029,209,285	$42,564,227	$782,011,705

Shares of beneficial interest outstanding	175,276,006	16,605,621	692,759	143,959,113	20,362,648	107,457,435	4,562,451	782,011,705

Net asset value per share	$4.61	$6.71	$10.03	$9.35	$9.96	$9.58	$9.33	$1.00

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
260	261

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Statement of Operations	Statement of Operations — continued

		Moderately		Moderately			Partner	Partner			Partner
	Aggressive	Aggressive	Moderate	Conservative		Partner	Natural	Emerging	Real Estate	Partner	Small Cap
	Allocation	Allocation	Allocation	Allocation	Technology	Healthcare	Resources	Markets	Securities	Utilities	Growth
For the six months ended June 30, 2008 (unaudited)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio (a)	Portfolio (a)	Portfolio (a)	Portfolio	Portfolio (a)	Portfolio
Investment Income
Dividends	$—	$—	$—	$—	$85,042	$5,816	$12,296	$42,048	$6,219,478	$32,885	$374,591
Taxable interest	361	120	1,444	542	—	1,048	1,744	3,232	77,708	1,400	28,738
Income from securities loaned	—	—	—	—	84,270	—	—	—	433,663	—	383,581
Income from affiliated investments	1,197,208	11,388,938	24,599,827	12,067,186	37,962	189	1,180	513	153,269	370	77,744
Foreign dividend tax withholding	—	—	—	—	(554)	(326)	(905)	(2,221)	(14,212)	(1,852)	(10,292)
Total Investment Income	1,197,569	11,389,058	24,601,271	12,067,728	206,720	6,727	14,315	43,572	6,869,906	32,803	854,362

Expenses
Adviser fees	360,651	1,159,192	1,445,383	567,658	179,117	2,516	2,821	5,764	1,360,311	2,509	364,740
Sub-Adviser fees	—	—	—	—	—	5,451	4,232	13,998	—	3,763	445,912
Accounting and pricing fees	13,998	26,502	30,498	16,002	9,465	4,032	4,482	6,089	17,247	4,419	13,387
Administrative service fees	72,222	263,288	331,974	121,320	7,165	252	282	494	51,012	251	24,320
Amortization of offering costs	—	—	—	—	—	34	34	34	—	34	—
Audit and legal fees	9,821	19,584	22,540	11,790	6,469	3,026	3,026	4,555	8,636	3,026	7,539
Custody fees	2,048	2,048	2,048	2,048	2,741	5,528	5,528	41,000	8,643	5,528	21,195
Insurance expenses	3,031	6,297	7,378	3,727	1,870	533	533	538	2,818	533	2,141
Printing and postage expenses	745	2,844	3,673	1,372	66	2	3	5	489	3	256
SEC and state registration expenses	—	—	—	—	5	151	43	331	—	141	—
Directors’ fees	1,882	1,882	1,882	1,882	1,834	587	587	587	6,875	587	4,348
Other expenses	2,934	3,512	3,660	3,057	3,046	802	803	801	5,604	802	3,144
Total Expenses Before Reimbursement	467,332	1,485,149	1,849,036	728,856	211,778	22,914	22,374	74,196	1,461,635	21,596	886,982

Less:
Reimbursement from adviser	—	—	—	—	(4,247)	(11,257)	(11,182)	(49,495)	(21,154)	(14,069)	(90,754)
Custody earnings credit	—	—	—	—	—	—	—	—	(55)	—	(28)
Total Net Expenses	467,332	1,485,149	1,849,036	728,856	207,531	11,657	11,192	24,701	1,440,426	7,527	796,200

Net Investment Income/(Loss)	730,237	9,903,909	22,752,235	11,338,872	(811)	(4,930)	3,123	18,871	5,429,480	25,276	58,162

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	—	—	—	—	(3,049,094)	(3,483)	—	12,475	(5,584,640)	(1,666)	(18,847,645)
Affiliated investments	379,108	832,548	1,012,162	764,070	—	—	—	—	—	—	—
Futures contracts	—	—	—	—	—	—	—	—	—	—	108,536
Foreign currency transactions	—	—	—	—	(6,893)	9,229	(2,889)	(8,102)	(15,468)	(5,961)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—	(4,595,967)	153,039	645,150	(699,229)	(10,300,679)	(31,100)	(865,176)
Affiliated investments	(46,579,856)	(159,901,535)	(167,131,712)	(46,513,173)	—	—	—	—	—	—	—
Futures contracts	45	—	—	—	—	—	—	—	—	—	(20,628)
Foreign currency forward contracts	—	—	—	—	(630)	—	—	(66)	1,780	—	—
Foreign currency transactions	—	—	—	—	341	(9)	(14)	139	(936)	18	—
Net Realized and Unrealized Gains/(Losses)	(46,200,703)	(159,068,987)	(166,119,550)	(45,749,103)	(7,652,243)	158,776	642,247	(694,783)	(15,899,943)	(38,709)	(19,624,913)

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$(45,470,466)	$(149,165,078)	$(143,367,315)	$(34,410,231)	$(7,653,054)	$153,846	$645,370	$(675,912)	$(10,470,463)	$(13,433)	$(19,566,751)

(a) For the period from April 30, 2008 (inception) through June 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
262	263

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Statement of Operations — continued	Statement of Operations — continued

											Partner
	Partner								Partner	Partner	Socially
	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap	Partner			Worldwide	International	Responsible
	Value	Stock	Index	Growth	Growth	Mid Cap Value	Mid Cap Stock	Mid Cap Index	Allocation	Stock	Stock
For the six months ended June 30, 2008 (unaudited)	Portfolio	Portfolio	Portfolio	Portfolio II	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio (a)	Portfolio	Portfolio (a)
Investment Income
Dividends	$1,403,161	$1,682,324	$2,141,992	$77,981	$1,825,704	$948,377	$2,566,921	$962,451	$662,215	$29,785,107	$9,164
Taxable interest	611	60,211	21,910	1,986	14,890	—	46,973	5,192	146,733	394,168	1,129
Income from securities loaned	261,678	514,374	572,223	23,655	535,747	36,501	255,158	168,216	—	1,294,457	—
Income from affiliated investments	110,842	414,538	69,948	16,747	488,852	66,542	334,716	21,877	11,732	227,073	482
Foreign dividend tax withholding	—	—	(673)	—	—	(79)	(217)	—	(69,659)	(3,036,955)	(350)
Total Investment Income	1,776,292	2,671,447	2,805,400	120,369	2,865,193	1,051,341	3,203,551	1,157,736	751,021	28,663,850	10,425

Expenses
Adviser fees	182,316	1,304,094	542,716	124,890	1,191,482	122,334	1,301,537	229,431	66,352	3,230,905	2,515
Sub-Adviser fees	546,949	—	—	—	—	244,669	—	—	81,217	2,230,343	4,192
Accounting and pricing fees	13,882	19,964	24,212	9,221	28,378	10,709	16,660	14,680	12,130	65,105	3,942
Administrative service fees	27,347	57,894	48,056	4,163	89,361	14,680	57,776	19,666	5,061	203,532	252
Amortization of offering costs	—	—	—	—	—	—	—	—	34	—	34
Audit and legal fees	7,456	9,102	8,793	6,284	11,171	5,508	9,007	7,158	4,901	17,158	3,026
Custody fees	8,781	32,586	34,892	5,045	10,482	12,067	14,701	21,183	43,000	173,015	5,528
Insurance expenses	2,270	2,975	2,865	1,808	3,580	1,965	2,896	2,164	629	5,950	533
Printing and postage expenses	259	543	344	33	807	162	526	157	52	1,884	2
SEC and state registration expenses	—	—	—	—	—	—	—	—	3,163	13	186
Directors’ fees	4,506	7,398	6,352	1,870	10,587	1,882	7,387	1,719	587	22,022	587
Other expenses	3,231	4,037	4,420	3,115	4,506	3,007	3,803	3,576	804	5,837	804
Total Expenses Before Reimbursement	796,997	1,438,593	672,650	156,429	1,350,354	416,983	1,414,293	299,734	217,930	5,955,764	21,601

Less:
Reimbursement from adviser	(13,388)	(46,197)	(6,940)	(71,427)	(56,766)	(8,349)	(38,837)	(2,464)	(49,220)	(549,034)	(13,384)
Custody earnings credit	(1,370)	(549)	(504)	—	(12)	(2)	(3)	(231)	—	(470)	—
Total Net Expenses	782,239	1,391,847	665,206	85,002	1,293,576	408,632	1,375,453	297,039	168,710	5,406,260	8,217

Net Investment Income/(Loss)	994,053	1,279,600	2,140,194	35,367	1,571,617	642,709	1,828,098	860,697	582,311	23,257,590	2,208

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	6,326,511	(24,641,668)	20,000,972	(131,479)	(473,169)	(817,515)	(21,919,882)	3,007,295	(582,633)	(12,976,741)	11,703
Futures contracts	—	1,022,168	(148,302)	—	—	—	—	(157,343)	(52,930)	—	—
Foreign currency transactions	—	—	—	—	—	—	—	—	(118,224)	(633,029)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(9,924,887)	(9,405,690)	(46,987,425)	(3,444,908)	(62,954,083)	(3,510,987)	(31,718,645)	(9,679,394)	(6,124,623)	(139,705,871)	(200,458)
Futures contracts	—	—	(258,535)	—	—	—	—	(88,391)	(93,564)	—	—
Foreign currency forward contracts	—	—	—	—	—	—	—	—	7,197	35,691	—
Foreign currency transactions	—	—	—	—	—	—	—	—	2,072	(65,652)	—
Net Realized and Unrealized Gains/(Losses)	(3,598,376)	(33,025,190)	(27,393,290)	(3,576,387)	(63,427,252)	(4,328,502)	(53,638,527)	(6,917,833)	(6,962,705)	(153,345,602)	(188,755)

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$(2,604,323)	$(31,745,590)	$(25,253,096)	$(3,541,020)	$(61,855,635)	$(3,685,793)	$(51,810,429)	$(6,057,136)	$(6,380,394)	$(130,088,012)	$(186,547)

(a) For the period from April 30, 2008 (inception) through June 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
264	265

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Statement of Operations — continued	Statement of Operations — continued

	Partner
	All Cap	Partner	Partner	Large Cap	Large Cap	Partner	Large Cap	Large Cap	Large Cap	Equity Income
	Growth	All Cap Value	All Cap	Growth	Growth	Growth Stock	Value	Stock	Index	Plus	Balanced
For the six months ended June 30, 2008 (unaudited)	Portfolio (a)	Portfolio (a)	Portfolio	Portfolio II	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio (a)	Portfolio
Investment Income
Dividends	$8,309	$18,699	$747,346	$142,317	$11,472,509	$618,871	$12,248,375	$9,048,153	$5,721,784	$256,049	$2,999,326
Taxable interest	1,186	973	11	—	265,702	—	141,447	178,157	25,545	36,312	3,178,347
Income from mortgage dollar rolls	—	—	—	—	—	—	—	—	—	—	420,864
Income from securities loaned	—	—	30,962	1,549	825,930	26,968	462,574	322,629	182,470	—	193,839
Income from affiliated investments	431	93	22,482	8,724	361,859	19,095	287,794	324,560	112,722	8,167	314,807
Foreign dividend tax withholding	(493)	—	—	(1,296)	(166,844)	(26,457)	(172,590)	(123,379)	—	(4,090)	—
Total Investment Income	9,433	19,765	800,801	151,294	12,759,156	638,477	12,967,600	9,750,120	6,042,521	296,438	7,107,183

Expenses
Adviser fees	2,519	2,446	182,533	115,274	4,519,906	202,116	2,878,328	2,967,424	879,782	50,947	721,457
Sub-Adviser fees	5,458	3,669	309,918	—	—	202,116	—	—	—	—	—
Accounting and pricing fees	4,022	3,949	10,598	9,229	73,371	12,511	26,243	28,490	30,697	3,074	35,973
Administrative service fees	252	245	15,551	4,323	338,993	15,159	143,916	146,698	83,197	2,367	65,930
Amortization of offering costs	34	34	—	—	—	—	—	—	—	34	—
Audit and legal fees	3,026	3,095	6,933	6,296	25,590	6,940	13,709	14,133	10,909	3,095	9,796
Custody fees	5,528	5,528	14,252	16,992	45,539	12,862	13,993	27,830	29,758	5,270	33,710
Insurance expenses	533	533	2,027	1,817	8,671	2,049	4,432	4,522	3,624	533	3,215
Printing and postage expenses	3	2	147	37	3,092	123	1,418	1,386	648	28	533
SEC and state registration expenses	169	150	—	—	—	—	—	36	—	—	—
Directors’ fees	587	587	1,865	1,868	34,692	1,824	16,138	16,554	9,566	587	7,760
Other expenses	801	801	3,064	3,117	8,228	3,094	4,835	4,965	4,929	871	4,585
Total Expenses Before Reimbursement	22,932	21,039	546,888	158,953	5,058,082	458,794	3,103,012	3,212,038	1,053,110	66,806	882,959

Less:
Reimbursement from adviser	(14,535)	(13,050)	(106,263)	(58,743)	(40,197)	(52,947)	(33,390)	(38,195)	(9,992)	(1,255)	(31,524)
Custody earnings credit	—	—	—	(4)	(61)	(9)	(86)	(77)	(50)	—	(253)
Total Net Expenses	8,397	7,989	440,625	100,206	5,017,824	405,838	3,069,536	3,173,766	1,043,068	65,551	851,182

Net Investment Income/(Loss)	1,036	11,776	360,176	51,088	7,741,332	232,639	9,898,064	6,576,354	4,999,453	230,887	6,256,001

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(54,235)	(2,771)	(422,671)	264,732	(18,924,396)	(86,183)	778,817	(18,635,528)	13,417,762	(325,226)	6,937,928
Written option contracts	—	—	—	7,663	585,618	—	—	262,960	—	43,035	—
Futures contracts	—	—	—	—	—	—	—	(351,772)	(720,180)	(208,477)	(508,720)
Foreign currency transactions	—	(194)	—	—	—	470	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(215,369)	(414,281)	(14,587,390)	(4,001,939)	(262,606,291)	(10,785,438)	(129,149,263)	(111,456,389)	(90,758,955)	(3,913,176)	(51,330,376)
Written option contracts	—	—	—	4,199	157,588	—	—	55,629	—	22,640	—
Futures contracts	—	—	—	—	—	—	—	(357,035)	(62,175)	(472,560)	(291,000)
Foreign currency forward contracts	—	(58)	—	—	—	—	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—	(2,120)	—	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	(269,604)	(417,304)	(15,010,061)	(3,725,345)	(280,787,481)	(10,873,271)	(128,370,446)	(130,482,135)	(78,123,548)	(4,853,764)	(45,192,168)

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$(268,568)	$(405,528)	$(14,649,885)	$(3,674,257)	$(273,046,149)	$(10,640,632)	$(118,472,382)	$(123,905,781)	$(73,124,095)	$(4,622,877)	$(38,936,167)
(a) For the period from April 30, 2008 (inception) through June 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
266	267

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Statement of Operations — continued	Statement of Operations — continued

			Partner
			Socially
		Diversified	Responsible			Limited	Mortgage
	High Yield	Income Plus	Bond	Income	Bond Index	Maturity Bond	Securities	Money Market
For the six months ended June 30, 2008 (unaudited)	Portfolio	Portfolio	Portfolio (a)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income
Dividends	$384,187	$823,321	$—	$183,328	$—	$231,873	$—	$—
Taxable interest	31,466,502	2,606,518	31,301	37,705,223	4,295,626	22,374,371	890,683	14,337,643
Income from mortgage dollar rolls	—	11,674	—	1,278,722	660,814	534,219	321,170	—
Income from securities loaned	228,903	22,954	—	352,924	228,313	413,066	—	—
Income from affiliated investments	615,674	65,751	—	444,153	392,937	541,572	15	—
Foreign dividend tax withholding	—	(2,828)	—	—	—	—	—	—
Total Investment Income	32,695,266	3,527,390	31,301	39,964,350	5,577,690	24,095,101	1,211,868	14,337,643

Expenses
Adviser fees	1,562,433	239,467	3,503	2,763,890	370,511	1,999,657	115,091	1,544,201
Sub-Adviser fees	—	—	4,671	—	—	—	—	—
Accounting and pricing fees	40,938	22,821	3,985	47,833	23,462	32,087	12,200	25,506
Administrative service fees	117,182	17,960	350	207,292	31,758	149,974	6,906	115,815
Amortization of offering costs	—	—	34	—	—	—	—	—
Audit and legal fees	11,982	7,095	3,034	16,860	7,689	13,456	6,418	11,462
Custody fees	15,019	10,686	5,528	26,126	7,851	21,329	7,123	12,017
Insurance expenses	4,195	2,106	535	5,602	2,406	4,353	1,879	3,841
Printing and postage expenses	1,218	144	4	2,028	279	1,611	55	1,150
SEC and state registration expenses	87	—	251	—	—	—	—	904
Directors’ fees	12,745	1,783	587	22,146	4,785	16,250	1,859	13,053
Other expenses	3,927	3,457	625	4,675	2,579	3,696	2,257	3,510
Total Expenses Before Reimbursement	1,769,726	305,519	23,107	3,096,452	451,320	2,242,413	153,788	1,731,459

Less:
Reimbursement from adviser	(72,082)	(8,132)	(15,168)	(52,888)	(39,983)	(62,710)	(2)	(386,050)
Custody earnings credit	(1,385)	(72)	—	(562)	(310)	(570)	(270)	(318)
Total Net Expenses	1,696,259	297,315	7,939	3,043,002	411,027	2,179,133	153,516	1,345,091

Net Investment Income/(Loss)	30,999,007	3,230,075	23,362	36,921,348	5,166,663	21,915,968	1,058,352	12,992,552

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(19,457,564)	(3,649,990)	(554)	(11,415,031)	467,807	(632,828)	509,337	22,423
Written option contracts	—	7,188	—	107,813	—	—	35,000	—
Futures contracts	272,648	2,047	(3,712)	(510,520)	—	(1,248,704)	105,505	—
Swap agreements	(2,171,695)	(236,725)	—	132,062	—	572,044	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(14,315,452)	(4,200,872)	(3,530)	(44,236,295)	(7,260,118)	(25,411,116)	(2,424,240)	—
Written option contracts	—	—	—	(18,992)	—	—	(19,750)	—
Futures contracts	22,105	(98,199)	31,385	(569,491)	—	320,580	(21,595)	—
Swap agreements	(143,096)	41,808	—	53,217	—	(111,061)	—	—
Net Realized and Unrealized Gains/(Losses)	(35,793,054)	(8,134,743)	23,589	(56,457,237)	(6,792,311)	(26,511,085)	(1,815,743)	22,423

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$(4,794,047)	$(4,904,668)	$46,951	$(19,535,889)	$(1,625,648)	$(4,595,117)	$(757,391)	$13,014,975

(a) For the period from April 30, 2008 (inception) through June 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
268	269

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Statement of Changes in Net Assets	Statement of Changes in Net Assets — continued

	Aggressive Allocation		Moderately Aggressive		Moderate Allocation		Moderately Conservative		Technology		Partner Healthcare
	Portfolio		Allocation Portfolio		Portfolio		Allocation Portfolio		Portfolio		Portfolio
	6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008 (a)
For the periods ended	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income/(loss)	$730,237	$5,046,855	$9,903,909	$27,359,595	$22,752,235	$46,928,201	$11,338,872	$19,986,617	$(811)	$(74,408)	$(4,930)
Net realized gains/(losses) on:
Investments	—	—	—	—	—	—	—	—	(3,049,094)	6,988,361	(3,483)
Affiliated investments	379,108	1,829,105	832,548	6,312,317	1,012,162	9,897,644	764,070	1,864,584	—	—	—
Distributions of realized capital gains from affiliated investments	—	11,700,013	—	33,763,662	—	28,074,498	—	6,572,703	—	—	—
Foreign currency transactions	—	—	—	—	—	—	—	—	(6,893)	—	9,229
Change in net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—	—	—	—	—	(4,595,967)	(1,643,496)	153,039
Affiliated investments	(46,579,856)	16,297,862	(159,901,535)	28,688,911	(167,131,712)	17,542,705	(46,513,173)	1,063,171	—	—	—
Futures contracts	45	—	—	—	—	—	—	—	—	—	—
Foreign currency forward contracts	—	—	—	—	—	—	—	—	(630)	—	—
Foreign currency transactions	—	—	—	—	—	—	—	—	341	—	(9)
Net Change in Net Assets Resulting
From Operations	(45,470,466)	34,873,835	(149,165,078)	96,124,485	(143,367,315)	102,443,048	(34,410,231)	29,487,075	(7,653,054)	5,270,457	153,846
Distributions to Shareholders
From net investment income	—	(2,527,875)	—	(11,999,419)	—	(20,474,750)	—	(9,226,416)	—	—	—
From net realized gains	—	(1,708,150)	—	(5,496,139)	—	(9,193,702)	—	(3,496,569)	—	(1,732,497)	—
Total Distributions to Shareholders	—	(4,236,025)	—	(17,495,558)	—	(29,668,452)	—	(12,722,985)	—	(1,732,497)	—
Capital Stock Transactions	39,688,864	132,166,053	153,784,914	638,371,973	259,062,086	822,049,982	124,925,987	305,249,244	(2,829,103)	(253,085)	4,976,984

Net Increase/(Decrease) in Net Assets	(5,781,602)	162,803,863	4,619,836	717,000,900	115,694,771	894,824,578	90,515,756	322,013,334	(10,482,157)	3,284,875	5,130,830
Net Assets, Beginning of Period	496,424,278	333,620,415	1,780,821,372	1,063,820,472	2,168,860,087	1,274,035,509	756,947,570	434,934,236	56,638,991	53,354,116	—
Net Assets, End of Period	$490,642,676	$496,424,278	$1,785,441,208	$1,780,821,372	$2,284,554,858	$2,168,860,087	$847,463,326	$756,947,570	$46,156,834	$56,638,991	$5,130,830

	Partner Natural		Partner Emerging		Real Estate		Partner Utilities		Partner Small Cap		Partner Small Cap
	Resources Portfolio		Markets Portfolio		Securities Portfolio		Portfolio		Growth Portfolio		Value Portfolio
	6/30/2008 (a)		6/30/2008 (a)		6/30/2008	12/31/2007	6/30/2008 (a)		6/30/2008	12/31/2007	6/30/2008	12/31/2007
For the periods ended	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income/(loss)	$3,123		$18,871		$5,429,480	$5,641,182	$25,276		$58,162	$(442,642)	$994,053	$1,227,541
Net realized gains/(losses) on:
Investments	—		12,475		(5,584,640)	27,200,999	(1,666)		(18,847,645)	10,702,887	6,326,511	9,538,439
Futures contracts	—		—		—	—	—		108,536	—	—	—
Foreign currency transactions	(2,889)		(8,102)		(15,468)	(58,217)	(5,961)		—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	645,150		(699,229)		(10,300,679)	(90,530,887)	(31,100)		(865,176)	(786,204)	(9,924,887)	(12,594,945)
Futures contracts	—		—		—	—	—		(20,628)	—	—	—
Foreign currency forward contracts	—		(66)		1,780	(1,780)	—		—	—	—	—
Foreign currency transactions	(14)		139		(936)	1,221	18		—	—	—	—
Net Change in Net Assets Resulting
From Operations	645,370		(675,912)		(10,470,463)	(57,747,482)	(13,433)		(19,566,751)	9,474,041	(2,604,323)	(1,828,965)
Distributions to Shareholders
From net investment income	—		—		—	(4,518,187)	—		—	—	—	(615,484)
From net realized gains	—		—		—	(20,759,334)	—		—	(6,970,287)	—	(8,696,064)
Total Distributions to Shareholders	—		—		—	(25,277,521)	—		—	(6,970,287)	—	(9,311,548)
Capital Stock Transactions	6,521,623		9,923,402		14,663,495	41,563,213	4,947,979		24,115,957	57,621,162	1,340,666	33,136,468

Net Increase/(Decrease) in Net Assets	7,166,993		9,247,490		4,193,032	(41,461,790)	4,934,546		4,549,206	60,124,916	(1,263,657)	21,995,955
Net Assets, Beginning of Period	—		—		326,426,626	367,888,416	—		167,569,937	107,445,021	185,617,838	163,621,883
Net Assets, End of Period	$7,166,993		$9,247,490		$330,619,658	$326,426,626	$4,934,546		$172,119,143	$167,569,937	$184,354,181	$185,617,838

(a) For the period from April 30, 2008 (inception) through June 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
270	271

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Statement of Changes in Net Assets — continued	Statement of Changes in Net Assets — continued

	Small Cap Stock		Small Cap Index		Mid Cap Growth		Mid Cap Growth		Partner Mid Cap		Mid Cap Stock
	Portfolio		Portfolio		Portfolio II		Portfolio		Value Portfolio		Portfolio
	6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008	12/31/2007
For the periods ended	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income/(loss)	$1,279,600	$2,757,210	$2,140,194	$4,150,180	$35,367	$59,305	$1,571,617	$2,336,205	$642,709	$964,512	$1,828,098	$2,776,850
Net realized gains/(losses) on:
Investments	(24,641,668)	46,234,435	20,000,972	59,920,465	(131,479)	5,141,938	(473,169)	116,434,341	(817,515)	2,366,071	(21,919,882)	26,512,336
Written option contracts	—	—	—	—	—	772	—	13,651	—	—	—	—
Futures contracts	1,022,168	(322,354)	(148,302)	(1,098,705)	—	—	—	—	—	—	—	—
Foreign currency transactions	—	4	—	—	—	(2)	—	(32)	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(9,405,690)	(21,979,231)	(46,987,425)	(61,486,232)	(3,444,908)	596,425	(62,954,083)	2,203,691	(3,510,987)	(1,986,968)	(31,718,645)	(7,031,481)
Futures contracts	—	—	(258,535)	67,350	—	—	—	—	—	—	—	—
Net Change in Net Assets Resulting
From Operations	(31,745,590)	26,690,064	(25,253,096)	1,553,058	(3,541,020)	5,798,438	(61,855,635)	120,987,856	(3,685,793)	1,343,615	(51,810,429)	22,257,705
Distributions to Shareholders
From net investment income	—	(1,255,527)	—	(2,602,454)	—	(151,556)	—	(2,797,022)	—	—	—	(3,442,513)
From net realized gains	—	(24,156,432)	—	(43,516,538)	—	(5,117,206)	—	(26,785,497)	—	(371,536)	—	(28,823,966)
Total Distributions to Shareholders	—	(25,411,959)	—	(46,118,992)	—	(5,268,762)	—	(29,582,519)	—	(371,536)	—	(32,266,479)
Capital Stock Transactions	34,699,100	(8,092,437)	(32,122,248)	(37,288,688)	8,392,825	212,010	(28,773,429)	(76,449,575)	17,971,655	39,102,596	117,624,872	34,113,195

Net Increase/(Decrease) in Net Assets	2,953,510	(6,814,332)	(57,375,344)	(81,854,622)	4,851,805	741,686	(90,629,064)	14,955,762	14,285,862	40,074,675	65,814,443	24,104,421
Net Assets, Beginning of Period	399,854,874	406,669,206	357,895,466	439,750,088	32,445,884	31,704,198	669,836,658	654,880,896	95,020,009	54,945,334	387,946,514	363,842,093
Net Assets, End of Period	$402,808,384	$399,854,874	$300,520,122	$357,895,466	$37,297,689	$32,445,884	$579,207,594	$669,836,658	$109,305,871	$95,020,009	$453,760,957	$387,946,514

	Mid Cap Index		Partner Worldwide		Partner International		Partner Socially Responsible		Partner All Cap		Partner All Cap
	Portfolio		Allocation Portfolio		Stock Portfolio		Stock Portfolio		Growth Portfolio		Value Portfolio
	6/30/2008	12/31/2007	6/30/2008 (a)		6/30/2008	12/31/2007	6/30/2008 (a)		6/30/2008 (a)		6/30/2008 (a)
For the periods ended	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income/(loss)	$860,697	$1,856,650	$582,311		$23,257,590	$30,820,433	$2,208		$1,036		$11,776
Net realized gains/(losses) on:
Investments	3,007,295	16,200,946	(582,633)		(12,976,741)	188,581,156	11,703		(54,235)		(2,771)
Futures contracts	(157,343)	82,311	(52,930)		—	—	—		—		—
Foreign currency transactions	—	—	(118,224)		(633,029)	(618,438)	—		—		(194)
Change in net unrealized appreciation/(depreciation) on:
Investments	(9,679,394)	(5,795,006)	(6,124,623)		(139,705,871)	(74,633,886)	(200,458)		(215,369)		(414,281)
Futures contracts	(88,391)	26,511	(93,564)		—	—	—		—		—
Foreign currency forward contracts	—	—	7,197		35,691	(46,368)	—		—		(58)
Foreign currency transactions	—	—	2,072		(65,652)	32,657	—		—		—
Net Change in Net Assets Resulting
From Operations	(6,057,136)	12,371,412	(6,380,394)		(130,088,012)	144,135,554	(186,547)		(268,568)		(405,528)
Distributions to Shareholders
From net investment income	—	(1,542,576)	—		—	(20,042,187)	—		—		—
From net realized gains	—	(9,057,618)	—		—	(47,186,402)	—		—		—
Total Distributions to Shareholders	—	(10,600,194)	—		—	(67,228,589)	—		—		—
Capital Stock Transactions	(13,569,778)	(15,343,402)	101,969,813		1,674,410	25,063,082	4,999,674		4,981,013		4,986,581

Net Increase/(Decrease) in Net Assets	(19,626,914)	(13,572,184)	95,589,419		(128,413,602)	101,970,047	4,813,127		4,712,445		4,581,053
Net Assets, Beginning of Period	146,182,499	159,754,683	—		1,443,770,270	1,341,800,223	—		—		—
Net Assets, End of Period	$126,555,585	$146,182,499	$95,589,419		$1,315,356,668	$1,443,770,270	$4,813,127		$4,712,445		$4,581,053

(a) For the period from April 30, 2008 (inception) through June 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
272	273

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Statement of Changes in Net Assets — continued	Statement of Changes in Net Assets — continued

	Partner All Cap		Large Cap Growth		Large Cap Growth		Partner Growth		Large Cap Value		Large Cap Stock
	Portfolio		Portfolio II		Portfolio		Stock Portfolio		Portfolio		Portfolio
	6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008	12/31/2007
For the periods ended	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income/(loss)	$360,176	$652,048	$51,088	$136,361	$7,741,332	$15,558,513	$232,639	$711,384	$9,898,064	$15,140,425	$6,576,354	$12,547,778
Net realized gains/(losses) on:
Investments	(422,671)	15,629,818	264,732	3,932,271	(18,924,396)	256,044,783	(86,183)	9,658,754	778,817	25,706,355	(18,635,528)	55,001,376
Written option contracts	—	—	7,663	24,534	585,618	1,675,771	—	—	—	—	262,960	—
Futures contracts	—	—	—	—	—	—	—	—	—	—	(351,772)	2,772,010
Foreign currency transactions	—	—	—	—	—	(11)	470	(43,948)	—	—	—	(1)
Change in net unrealized appreciation/(depreciation) on:
Investments	(14,587,390)	3,206,997	(4,001,939)	1,219,579	(262,606,291)	106,468,812	(10,785,438)	209,733	(129,149,263)	(4,276,476)	(111,456,389)	(4,176,566)
Written option contracts	—	—	4,199	160	157,588	9,700	—	—	—	—	55,629	—
Foreign currency forward contracts	—	—	—	—	—	—	—	468	—	—	(357,035)	(64,260)
Foreign currency transactions	—	—	—	—	—	—	(2,120)	(116)	—	—	—	—
Net Change in Net Assets Resulting
From Operations	(14,649,885)	19,488,863	(3,674,257)	5,312,905	(273,046,149)	379,757,568	(10,640,632)	10,536,275	(118,472,382)	36,570,304	(123,905,781)	66,080,337
Distributions to Shareholders
From net investment income	—	(469,104)	—	(217,804)	—	(26,284,570)	—	(621,984)	—	(10,416,269)	—	(10,350,750)
From net realized gains	—	(10,483,224)	—	(2,106,701)	—	—	—	(5,894,305)	—	(36,284,324)	—	(15,366,693)
Total Distributions to Shareholders	—	(10,952,328)	—	(2,324,505)	—	(26,284,570)	—	(6,516,289)	—	(46,700,593)	—	(25,717,443)
Capital Stock Transactions	(5,915,258)	12,490,951	(3,496,843)	(4,935,596)	(230,627,530)	(131,675,891)	(12,936,366)	(2,635,601)	25,037,277	243,337,040	(52,008,100)	190,502,412

Net Increase/(Decrease) in Net Assets	(20,565,143)	21,027,486	(7,171,100)	(1,947,196)	(503,673,679)	221,797,107	(23,576,998)	1,384,385	(93,435,105)	233,206,751	(175,913,881)	230,865,306
Net Assets, Beginning of Period	117,571,353	96,543,867	33,983,900	35,931,096	2,553,451,023	2,331,653,916	118,054,476	116,670,091	1,004,900,878	771,694,127	1,060,129,373	829,264,067
Net Assets, End of Period	$97,006,210	$117,571,353	$26,812,800	$33,983,900	$2,049,777,344	$2,553,451,023	$94,477,478	$118,054,476	$911,465,773	$1,004,900,878	$884,215,492	$1,060,129,373

	Large Cap Index		Equity Income Plus		Balanced		High Yield		Diversified Income		Partner Socially
	Portfolio		Portfolio		Portfolio		Portfolio		Plus Portfolio		Responsible Bond Portfolio
	6/30/2008	12/31/2007	6/30/2008 (a)		6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008 (a)
For the periods ended	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income/(loss)	$4,999,453	$11,402,197	$230,887		$6,256,001	$14,707,344	$30,999,007	$60,844,090	$3,230,075	$7,123,365	$23,362
Net realized gains/(losses) on:
Investments	13,417,762	53,624,485	(325,226)		6,937,928	21,521,189	(19,457,564)	8,409,131	(3,649,990)	1,048,183	(554)
Written option contracts	—	—	43,035		—	—	—	—	7,188	8,437	—
Futures contracts	(720,180)	(552,311)	(208,477)		(508,720)	330,847	272,648	108,658	2,047	194,008	(3,712)
Swap agreements	—	—	—		—	—	(2,171,695)	(330,459)	(236,725)	(228,535)	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(90,758,955)	(27,445,912)	(3,913,176)		(51,330,376)	(7,534,362)	(14,315,452)	(45,030,833)	(4,200,872)	(10,010,001)	(3,530)
Written option contracts	—	—	22,640		—	—	—	—	—	—	—
Futures contracts	(62,175)	(61,695)	(472,560)		(291,000)	(65,190)	22,105	—	(98,199)	(4,469)	31,385
Swap agreements	—	—	—		—	—	(143,096)	(518,942)	41,808	(45,482)	—
Net Change in Net Assets Resulting
From Operations	(73,124,095)	36,966,764	(4,622,877)		(38,936,167)	28,959,828	(4,794,047)	23,481,645	(4,904,668)	(1,914,494)	46,951
Distributions to Shareholders
From net investment income	—	(11,629,702)	—		—	(16,298,675)	(31,815,319)	(61,327,393)	—	(2,651,827)	(23,109)
From net realized gains	—	(28,177,160)	—		—	—	—	—	—	—	—
Total Distributions to Shareholders	—	(39,806,862)	—		—	(16,298,675)	(31,815,319)	(61,327,393)	—	(2,651,827)	(23,109)
Capital Stock Transactions	(59,888,131)	(91,003,663)	56,642,455		(48,694,751)	(90,341,172)	70,350,128	(34,592,829)	(15,019,500)	27,772,312	6,927,796

Net Increase/(Decrease) in Net Assets	(133,012,226)	(93,843,761)	52,019,578		(87,630,918)	(77,680,019)	33,740,762	(72,438,577)	(19,924,168)	23,205,991	6,951,638
Net Assets, Beginning of Period	633,457,158	727,300,919	—		488,449,226	566,129,245	774,582,445	847,021,022	131,278,281	108,072,290	—
Net Assets, End of Period	$500,444,932	$633,457,158	$52,019,578		$400,818,308	$488,449,226	$808,323,207	$774,582,445	$111,354,113	$131,278,281	$6,951,638

(a) For the period from April 30, 2008 (inception) through June 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
274	275

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Statement of Changes in Net Assets — continued	Statement of Changes in Net Assets — continued

	Income		Bond Index		Limited Maturity		Mortgage Securities		Money Market
	Portfolio		Portfolio		Bond Portfolio		Portfolio		Portfolio
	6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008	12/31/2007	6/30/2008	12/31/2007
For the periods ended	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income/(loss)	$36,921,348	$68,321,345	$5,166,663	$10,921,419	$21,915,968	$38,509,496	$1,058,352	$2,712,798	$12,992,552	$34,384,945
Net realized gains/(losses) on:
Investments	(11,415,031)	5,880,360	467,807	89,080	(632,828)	(88,861)	509,337	(114,310)	22,423	(3,442)
Written option contracts	107,813	475,001	—	—	—	181,289	35,000	41,172	—	—
Futures contracts	(510,520)	(2,113,398)	—	—	(1,248,704)	(3,201,621)	105,505	73,401	—	—
Foreign currency transactions	—	(5,957)	—	—	—	(2,253)	—	—	—	—
Swap agreements	132,062	(1,735,754)	—	—	572,044	(1,343,325)	—	(50,488)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(44,236,295)	(22,683,795)	(7,260,118)	1,232,483	(25,411,116)	(3,665,526)	(2,424,240)	(79,688)	—	—
Written option contracts	(18,992)	18,992	—	—	—	—	(19,750)	19,750	—	—
Futures contracts	(569,491)	559,423	—	—	320,580	(521,201)	(21,595)	19,314	—	—
Foreign currency transactions	—	671	—	—	—	403	—	—	—	—
Swap agreements	53,217	(112,385)	—	—	(111,061)	1,005,179	—	—	—	—
Net Change in Net Assets Resulting
From Operations	(19,535,889)	48,604,503	(1,625,648)	12,242,982	(4,595,117)	30,873,580	(757,391)	2,621,949	13,014,975	34,381,503
Distributions to Shareholders
From net investment income	(37,119,904)	(66,556,877)	(5,164,344)	(10,947,777)	(22,418,408)	(37,803,391)	(1,055,325)	(2,676,830)	(13,014,975)	(34,544,766)
From net realized gains	—	—	—	—	—	—	—	—	—	—
Total Distributions to Shareholders	(37,119,904)	(66,556,877)	(5,164,344)	(10,947,777)	(22,418,408)	(37,803,391)	(1,055,325)	(2,676,830)	(13,014,975	(34,544,766)
Capital Stock Transactions	(15,658,275)	354,474,528	(5,564,798)	(23,891,866)	82,413,601	315,111,257	(5,412,235)	(7,995,833)	40,458,178	151,133,817

Net Increase/(Decrease) in Net Assets	(72,314,068)	336,522,154	(12,354,790)	(22,596,661)	55,400,076	308,181,446	(7,224,951)	(8,050,714)	40,458,178	150,970,554
Net Assets, Beginning of Period	1,418,284,599	1,081,762,445	215,216,628	237,813,289	973,809,209	665,627,763	49,789,178	57,839,892	741,553,527	590,582,973
Net Assets, End of Period	$1,345,970,531	$1,418,284,599	$202,861,838	$215,216,628	$1,029,209,285	$973,809,209	$42,564,227	$49,789,178	782,011,705	751,553,527

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
276	277

Thrivent Series Fund, Inc.
Notes To Financial Statements
June 30, 2008 (unaudited)

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a corporation organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into forty-one separate series (each a “Portfolio” and, collectively, the “Portfolios”), each with its own investment objective and policies. The Fund consists of four asset allocation portfolios, twenty-eight equity portfolios, two hybrid portfolios, six fixed-income portfolios, and one money market portfolio. The assets of each Portfolio are segregated and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial”) and separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”). The separate accounts are used to fund ben-efits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Mutual funds are valued at their net asset value at the close of each business day.

For all Portfolios, other than Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The market values of the securities held in Money Market Portfolio are determined once per week using prices supplied by the Fund’s independent pricing service. Money Market Portfolio and the Fund’s investment adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Directors. As of June 30, 2008, three securities in High Yield Portfolio were valued at fair value representing less than 0.01% of High Yield Portfolio’s net assets. One security in Diversified Income Plus Portfolio was valued at fair value representing 0.18% of Diversified Income Plus Portfolio’s net assets.

In September 2006, the FASB issued FASB statement No. 157 — Fair Value Measurements (FAS 157). The objective of the statement is to improve the consistency and comparability of fair value measurements used in financial reporting. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels: Level 1 includes quoted prices in active markets for identical securities; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk; and Level 3 includes significant unobservable inputs such as the Portfolio’s own assumptions and broker evaluations in determining the fair value of investments.

278

Thrivent Series Fund, Inc.
Notes To Financial Statements
As of June 30, 2008 (unaudited)

The following table is a summary of the inputs used, as of June 30, 2008, in valuing the Portfolios’ assets carried at fair value:

			Level 2 — Other Significant		Level 3 — Significant
	Level 1 — Quoted Prices		Observable Inputs		Unobservable Inputs		Totals (Level 1, 2, 3)
	Investments	Other Financial	Investments	Other Financial	Investments	Other Financial	Investments	Other Financial
Portfolio	in Securities	Instruments*	in Securities	Instruments*	in Securities	Instruments*	in Securities	Instruments*
Aggressive
Allocation	$ 490,434,482	$ 45	$ 298,518	$ —	$ —	$ —	$ 490,733,000	$ 45
Moderately
Aggressive
Allocation	1,785,612,168	—	99,506	—	—	—	1,785,711,674	—
Moderate
Allocation	2,283,697,472	—	1,194,072	—	—	—	2,284,891,544	—
Moderately
Conservative
Allocation	847,151,703	—	447,777	—	—	—	847,599,480	—
Technology	56,562,635	—	2,485,209	—	—	—	59,047,844	—
Partner Healthcare	3,781,441	—	1,358,263	—	—	—	5,139,704	—
Partner Natural
Resources	5,744,257	—	1,381,795	—	—	—	7,126,052	—
Partner Emerging
Markets	4,092,725	—	5,164,355	—	—	—	9,257,080	—
Real Estate Securities	475,813,331	—	817,717	—	—	—	476,631,048	—
Partner Utilities	3,951,878	—	961,358	—	—	—	4,913,236	—
Partner Small Cap
Growth	228,841,990	(20,628)	199,029	—	—	—	229,041,019	(20,628)
Partner Small Cap
Value	251,677,324	—	518,175	—	—	—	252,195,499	—
Small Cap Stock	512,844,349	—	1,493,230	—	—	—	514,337,579	—
Small Cap Index	411,216,974	(205,145)	497,743	—	—	—	411,714,717	(205,145)
Mid Cap Growth II	44,827,350	—	—	—	—	—	44,827,350	—
Mid Cap Growth	748,511,298	—	—	—	—	—	748,511,298	—
Partner Mid Cap
Value	118,733,091	—	—	—	—	—	118,733,091	—
Mid Cap Stock	524,061,731	—	19,410,000	—	—	—	543,471,731	—
Mid Cap Index	155,318,808	(116,340)	199,065	—	—	—	155,517,873	(116,340)
Partner Worldwide
Allocation	16,485,507	(93,564)	79,210,771	8,500	—	—	95,696,278	(85,064)
Partner International
Stock	240,905,882	—	1,199,830,956	—	—	—	1,440,736,838	—
Partner Socially
Responsible Stock	4,813,985	—	—	—	—	—	4,813,985	—
Partner All Cap
Growth	4,672,045	—	55,880	—	—	—	4,727,925	—
Partner All Cap
Value	4,420,405	—	136,131	—	—	—	4,556,536	—
Partner All Cap	110,429,701	—	—	—	—	—	110,429,701	—
Large Cap Growth II	27,798,372	4,359	—	—	—	—	27,798,372	4,359
Large Cap Growth	2,394,028,693	167,288	13,460,000	—	—	—	2,407,488,693	167,288
Partner Growth Stock	95,199,445	—	9,620,785	—	—	—	104,820,230	—
Large Cap Value	1,076,515,673	—	15,595,000	—	—	—	1,092,110,673	—
Large Cap Stock	994,022,382	(403,726)	4,097,144	—	—	—	998,119,526	(403,726)
Large Cap Index	562,936,153	(100,525)	895,903	—	—	—	563,832,056	(100,525)

279

Thrivent Series Fund, Inc.
Notes To Financial Statements
As of June 30, 2008 (unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

			Level 2 — Other Significant		Level 3 — Significant
	Level 1 — Quoted Prices		Observable Inputs		Unobservable Inputs		Totals (Level 1, 2, 3)
	Investments	Other Financial	Investments		Investments	Other Financial	Investments	Other Financial
Portfolio	in Securities	Instruments*	in Securities	Instruments*	in Securities	Instruments*	in Securities	Instruments*
Equity Income Plus	$ 46,506,112	$ (449,920)	$ 5,306,400	$ —	$ —	$ —	$ 51,812,512	$ (449,920)
Balanced	333,279,586	(321,680)	152,376,425	—	—	—	485,656,011	(321,680)
High Yield	137,193,872	22,105	743,368,147	(662,038)	—	—	880,562,019	(639,933)
Diversified Equity
Income Plus	52,455,699	(71,799)	64,103,403	(3,674)	491,033	—	117,050,135	(75,473)
Partner Socially
Responsible Bond	1,000,000	31,385	5,956,816	—	—	—	6,956,816	31,385
Income	118,384,655	168,490	1,405,838,166	(30,838)	12,615,113	—	1,536,837,934	137,652
Bond Index	54,956,423	—	250,256,222	—	—	—	305,212,645	—
Limited Maturity
Bond	143,237,158	(141,896)	993,473,764	904,428	36,980,128	—	1,173,691,050	762,532
Mortgage Securities	17,760	(2,281)	73,607,016	—	—	—	73,624,776	(2,281)
Money Market	—	—	782,187,252	—	—	—	782,187,252	—
Total Value	$ 15,372,134,515	$ (1,533,832)	$ 5,835,901,993	$ 216,378	$ 50,086,274	$ —	$ 21,258,122,782	$ (1,317,454)

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

		Accrued		Change in		Transfers
	Value	Discounts/	Realized	Unrealized	Net	In and/or	Value
Portfolio	December 31, 2007	Premiums	Gain/(Loss)	Gain/(Loss)	Purchases/Sales	Out of Level 3	June 30, 2008
Investments in Securities
High Yield	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Diversified Income Plus	3,673,557	297	(85,700)	(642,578)	(312,969)	(2,141,574)	491,033
Income	31,794,733	5,098	1,114	(3,536,001)	(3,622,355)	(12,027,476)	12,615,113
Limited Maturity Bond	58,342,998	—	—	(8,615,003)	14,185,599	(26,933,466)	36,980,128
Other Financial Instruments*
Income	18,992	—	—	(18,992)	—	—	—
Mortgage Securities	19,750	—	—	(19,750)	—	—	—
Total Value	$ 93,850,030						$ 50,086,274

*Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

280

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

Fair Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board of Directors, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Directors has authorized the Fund’s investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors.

(B) Foreign Currency Translation — The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts — In connection with purchases and sales of securities denominated in foreign currencies, all Portfolios except Money Market Portfolio may enter into forward currency contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterpar-ties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the six months ended June 30, 2008, Technology Portfolio, Partner Healthcare Portfolio, Partner Natural Resources Portfolio, Partner Emerging Markets Portfolio, Real Estate Securities Portfolio, Partner Utilities Portfolio, Partner Worldwide Allocation Portfolio, Partner International Stock Portfolio, Partner All Cap Value Portfolio and Partner Growth Stock Portfolio engaged in this type of investment.

(D) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes — No provision has been made for income taxes because each Portfolios’ policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Portfolios to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 — Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement 109 that requires additional disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The Portfolios adopted the provisions of FIN 48 on June 29, 2007, the extended required implementation date set by the U.S. Securities and Exchange Commission for mutual funds.

281

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

FIN 48 requires management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Portfolios include Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of June 30, 2008, open Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2004, through 2007. Additionally, as of June 30, 2008, the December 31, 2003, tax year is open for Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

As of June 30, 2008, management of the Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Portfolio’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Income and Expenses — Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Custody Earnings Credit — The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders — Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually for all Portfolios after the close of the Portfolios’ fiscal year. Any Portfolio subject to excise taxes would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Partner Socially Responsible Bond Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio; declared daily and reinvested monthly for Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(I) Options — All Portfolios, with the exception of Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. The writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the six months ended June 30, 2008, Large Cap Growth Portfolio II, Large Cap Growth Portfolio, Large Cap Stock Portfolio, Equity Income Plus Portfolio, Diversified Income Plus Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(J) Financial Futures Contracts — Certain Portfolios may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit

282

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

with and pledged to the broker. Additional securities held by the Portfolios may be earmarked as collateral for open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. During the six months ended June 30, 2008, Aggressive Allocation Portfolio, Partner Small Cap Growth Portfolio, Small Cap Stock Portfolio, Small Cap Index Portfolio, Mid Cap Index Portfolio, Partner Worldwide Allocation Portfolio, Large Cap Stock Portfolio, Large Cap Index Portfolio, Equity Income Plus Portfolio, Balanced Portfolio, High Yield Portfolio, Diversified Income Plus Portfolio, Partner Socially Responsible Bond Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(K) Swap Agreements — Certain Portfolios enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions generally is limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Periodic payments are recorded as realized gains or losses on the Statement of Operations. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Fund’s custodian, or third party, in connection with these agreements.

Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection seller or the protection buyer. During the six months ended June 30, 2008, High Yield Portfolio, Diversified Income Plus Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

Total Rate of Return Swaps — A total rate of return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total rate of return swap transactions provide the Portfolios with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. During the six months ended June 30, 2008, no Portfolios engaged in this type of investment.

Interest Rate Swaps — An interest rate swap is an agreement between two parties to exchange cash flows based on the difference between two interest rates. Typically, one party pays a fixed-rate for a specific period while the other pays a variable-rate based on an underlying index for the same period. Interest rate swap transactions allow the Portfolios to manage exposure to interest rate fluctua-tions. During the six months ended June 30, 2008, Limited Maturity Portfolio engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions — Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the

283

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon, and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments. These fees are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the six months ended June 30, 2008, Balanced Portfolio, Diversified Income Plus Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of transaction.

(M) Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Dresdner Bank AG (“Dresdner”). The Agreement authorizes Dresdner to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates and other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. As payment for its services, Dresdner receives a portion of the fee income and earnings on the collateral. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Portfolio could lose money. As of June 30, 2008, all Portfolios except Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner Healthcare Portfolio, Partner Natural Resources Portfolio, Partner Emerging Markets Portfolio, Partner Utilities Portfolio, Partner Worldwide Allocation Portfolio, Partner Socially Responsible Stock Portfolio, Partner All Cap Growth Portfolio, Partner All Cap Value Portfolio, Equity Income Plus Portfolio, Partner Socially Responsible Bond Portfolio, Mortgage Securities

Portfolio and Money Market Portfolio had securities on loan. The value of securities on loan are as follows:

Securities
Portfolio	on Loan
Technology	$ 11,778,151
Real Estate Securities	141,004,602
Partner Small Cap Growth	53,452,614
Partner Small Cap Value	62,680,462
Small Cap Stock	109,464,661
Small Cap Index	104,556,561
Mid Cap Growth II	7,108,613
Mid Cap Growth	163,779,410
Partner Mid Cap Value	10,051,585
Mid Cap Stock	56,447,317
Mid Cap Index	27,776,418
Partner International Stock	114,140,675
Partner All Cap	11,921,552
Large Cap Growth II	1,055,673
Large Cap Growth	345,771,713
Partner Growth Stock	10,359,514
Large Cap Value	170,958,904
Large Cap Stock	111,542,610
Large Cap Index	59,784,446
Balanced	43,620,418
High Yield	73,071,872
Diversified Income Plus	4,712,426
Income	76,432,437
Bond Index	38,196,050
Limited Maturity Bond	95,017,364

(N)When-IssuedandDelayedDeliveryTransactions —

Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctua-tions into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

284

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

(O) Treasury Inflation Protected Securities — Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of infla-tion. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the six months ended June 30, 2008, Diversified Income Plus Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(P) Repurchase Agreements — Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the Portfolio seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Portfolios’ investment adviser (or a subadviser) to be creditworthy. During the six months ended June 30, 2008, Mid Cap Stock Portfolio, Partner International Stock Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

(Q) Equity-Linked Structured Securities — Certain portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. During the six months ended June 30, 2008, Diversified Income Plus Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

(R) Credit Risk — The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivables on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

(S) Accounting Estimates — The preparation of finan-cial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loss Contingencies — High Yield Portfolio received a dividend in the amount of $59,063 from Global Crossings on November 1, 2001, within 90 days of Global Crossings’ filing for bankruptcy. A preference action was filed on June 24, 2005, and it is possible that the Portfolio will be required to surrender the dividend back to the bankruptcy estate. This loss contingency has not been accrued as a liability because the amount to be surrendered and the likelihood of the loss can not be reasonably estimated.

(U) Unfunded Loan Commitment — Certain Portfolios may enter into loan commitments, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

(V) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

285

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Adviser Fees — Each Portfolio pays Thrivent Financial, the Fund’s investment adviser, a fee for its advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets were as follows:

	$0 to	$50 to	$200 to	$250 to	$500 to	$750 to	$1,000 to	$1,500 to	$2,000 to	$2,500 to	Over
Portfolio (M — Millions)	$50M	$200M	$250M	$500M	$750M	$1,000M	$1,500M	$2,000M	$2,500M	$5,000M	$5,000M
Aggressive Allocation	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Aggressive
Allocation	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderate Allocation	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Moderately Conservative
Allocation	0.15%	0.15%	0.15%	0.15%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Technology	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Partner Healthcare	0.95%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Partner Natural Resources	0.75%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Emerging Markets	1.20%	1.07%	1.07%	1.07%	1.07%	1.07%	1.07%	1.07%	1.07%	1.07%	1.07%
Real Estate Securities	0.80%	0.80%	0.80%	0.80%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Partner Utilities	0.75%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Small Cap Growth	1.00%	1.00%	1.00%	1.00%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Partner Small Cap Value	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Small Cap Stock	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.60%	0.55%	0.525%
Small Cap Index	0.35%	0.35%	0.35%	0.30%	0.25%	0.25%	0.20%	0.15%	0.10%	0.10%	0.10%
Mid Cap Growth II	0.90%	0.90%	0.90%	0.90%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Mid Cap Growth	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Partner Mid Cap Value	0.75%	0.75%	0.75%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Mid Cap Stock	0.70%	0.70%	0.65%	0.65%	0.65%	0.65%	0.60%	0.60%	0.60%	0.55%	0.525%
Mid Cap Index	0.35%	0.35%	0.35%	0.30%	0.25%	0.25%	0.20%	0.15%	0.10%	0.10%	0.10%
Partner Worldwide
Allocation	0.90%	0.90%	0.90%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Partner International Stock	0.85%	0.85%	0.85%	0.85%	0.80%	0.80%	0.75%	0.70%	0.70%	0.70%	0.70%
Partner Socially Responsible
Stock	0.80%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%
Partner All Cap Growth	0.95%	0.95%	0.95%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Partner All Cap Value	0.75%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Partner All Cap	0.95%	0.95%	0.95%	0.95%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Large Cap Growth II	0.80%	0.80%	0.80%	0.80%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Large Cap Growth	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Partner Growth Stock	0.80%	0.80%	0.80%	0.80%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Large Cap Value	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Large Cap Stock	0.65%	0.65%	0.65%	0.65%	0.575%	0.55%	0.475%	0.475%	0.475%	0.45%	0.425%
Large Cap Index	0.35%	0.35%	0.35%	0.30%	0.25%	0.25%	0.20%	0.15%	0.10%	0.10%	0.10%
Equity Income Plus	0.65%	0.65%	0.65%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Balanced	0.35%	0.35%	0.35%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
High Yield	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Diversified Income Plus	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Partner Socially Responsible
Bond	0.70%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%
Income	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Bond Index	0.35%	0.35%	0.35%	0.30%	0.25%	0.25%	0.20%	0.15%	0.10%	0.10%	0.10%
Limited Maturity Bond	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Mortgage Securities	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Money Market	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

286

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

(B) Sub-Adviser Fees — The following subadviser fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.

Partner Healthcare Portfolio

The Adviser has entered into a subadvisory agreement with Sectoral Asset Management, Inc. (“S.A.M.”) for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $50 million of average daily net assets, 0.60% of the next $50 million, 0.40% of the next $150 million and 0.35% of average daily net assets over $250 million.

Partner Natural Resources Portfolio

The Adviser has entered into a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock”) for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.425% of the next $50 million, 0.40% of the next $150 million and 0.375% of average daily net assets over $250 million. Thrivent Partner Utilities Portfolio is included in determining breakpoints for the assets managed by BlackRock.

Partner Emerging Markets Portfolio

The Adviser has entered into a subadvisory agreement with Aberdeen Asset Management Investment Services Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Utilities Portfolio

The Adviser has entered into a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock”) for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.425% of the next $50 million, 0.40% of the next $150 million and 0.375% of average daily net assets over $250 million. Thrivent Partner Natural Resources Portfolio is included in determining breakpoints for the assets managed by BlackRock.

Partner Small Cap Growth Portfolio

The Adviser paid Transamerica Investment Management, LLC (“Transamerica”) an annual subadvisory fee for the performance of subadvisory services until the termination of the subadvisory agreement on April 30, 2008. The fee payable was equal to 0.50% of average daily net assets.

The Adviser has entered into a subadvisory agreement with Turner Investment Partners, Inc. (“Turner”) for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $100 million of average daily net assets and 0.60% of average daily net assets over $100 million. Thrivent Partner Small Cap Growth Fund is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $250 million and 0.45% for assets over $250 million. Thrivent Partner Mid Cap Value Fund is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Portfolio

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen, Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Portfolio and Thrivent Partner International Stock Fund are included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Portfolio and Thrivent Partner International Stock Fund are included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next

287

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

(3) FEES AND COMPENSATION PAID TO AFFILIATES — continued

$50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Portfolio and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets, 0.85% of the next $75 million and 0.80% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Victory.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by GSAM.

Partner International Stock Portfolio

The Adviser has entered into subadvisory agreements with Principal Global and Mercator for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Principal.

Partner Socially Responsible Stock Portfolio

The Adviser has entered into a subadvisory agreement with Calvert Asset Management Company, Inc. (“Calvert”) for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $50 million, 0.475% for the next $ 50 million, 0.45% for the next $50 million, 0.425% of the next $100 million and 0.40% for assets over $250 million.

Partner All Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Calamos Advisors LLC (“Calamos”) for the performance of subadvisory services. The fee payable is equal to 0.65% of average daily net assets.

Partner All Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with OppenheimerFunds, Inc. (“OFI”) for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.40% of the next $200 million and 0.35% of average daily net assets over $250 million.

Partner All Cap Portfolio

The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (“Pyramis Advisors”) for the performance of subadvisory services. Pyramis Advisors is a wholly owned subsidiary of Fidelity Management & Research Corporation (“FMR Corp”). The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

Partner Growth Stock Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subad-visory services. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

Partner Socially Responsible Bond Portfolio

The Adviser has entered into a subadvisory agreement with Calvert for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $50 million, 0.375% for the next $50 million, 0.35% for the next $50 million, 0.325% of the next $100 million and 0.30% for assets over $250 million.

The Adviser has agreed to the following voluntary expense reimbursements of average daily net assets: Partner Small Cap Growth Portfolio, 0.10%; Mid Cap Growth Portfolio II, 0.50%; Partner International Stock Portfolio, 0.06%; Partner All Cap Portfolio, 0.20%; Large Cap Growth Portfolio II, 0.40%; Partner Growth Stock Portfolio, 0.10%; and Money Market Portfolio, 0.10%. These voluntary reimbursements may be discontinued at any time.

288

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

The following contractual expense reimbursements to limit expenses to the following percentages are also in effect and will expire on April 30, 2009: Partner Healthcare Portfolio, 1.39%; Partner Natural Resources Portfolio, 1.19%; Partner Emerging Markets Portfolio, 1.50%; Partner Utilities Portfolio, 0.90%; Partner Worldwide Allocation Portfolio, 1.00%; Partner Socially Responsible Stock Portfolio, 0.98%; Partner All Cap Growth Portfolio, 1.00%; Partner All Cap Value Portfolio, 0.98%; Equity Income Plus Portfolio, 0.85%; and Partner Socially Responsible Bond Portfolio, 0.68%.

Each equity, hybrid and fixed income Portfolio may invest in Money Market Portfolio, subject to certain limitations. During the six months ended June 30, 2008, all the Portfolios invested in Money Market Portfolio. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the smaller of the amount of the advisory fee for that Portfolio or the amount of the advisory fee which is charged to the Portfolio for its investment in Money Market Portfolio.

(C) Other Expenses — The Fund has entered into an agreement with Thrivent Financial to provide accounting personnel and services. For the six months ended June 30, 2008, Thrivent Financial received aggregate fees for accounting personnel and services of $716,170 from the Fund.

The Fund has entered into an agreement with Thrivent Financial to provide certain administrative personnel and services. For the six months ended June 30, 2008, Thrivent Financial received aggregate fees for administrative personnel and services of $2,864,233 from the Fund.

Each Director is eligible to participate in a deferred compensation plan with respect to fees received from the Fund. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the series of Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected series. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Directors not participating in the above plan received $115,103 in fees from the Fund for the six months ended June 30, 2008. No remuneration has been paid by the Fund to any of the officers or affiliated Directors of the Fund. In addition, the Fund reimbursed unaffiliated Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent Directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(D) Indirect Expenses — Some Portfolios invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Portfolio’s expense ratio. The Portfolio indirectly bears its proportionate share of the annualized weighted average expense ratio for the underlying funds in which it invests.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax-basis, and components of distributable earnings, are finalized. Therefore, as of June 30, 2008, tax-basis balances have not been determined.

At December 31, 2007, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

	Capital Loss	Expiration
Portfolio	Carryover	Year
Mid Cap Growth	$22,824,794	2009
	10,809,135	2010
	$33,633,929

Partner International Stock	$9,506,834	2009
	2,858,197	2010
	$12,365,031

Large Cap Growth	$790,945	2009
	724,404,403	2010
	198,356,425	2011
	$923,551,773

289

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

(4) TAX INFORMATION — continued
	Capital Loss	Expiration
Portfolio	Carryover	Year
High Yield	$8,880,573	2008
	288,927,133	2009
	184,350,285	2010
	364,926,135	2011
	30,516,064	2012
	10,993,224	2013
	560,014	2014
	$889,153,428

Diversified Income Plus	$1,527,875	2008
	3,470,883	2009
	2,850,377	2010
	$7,849,135

Income	$2,110,858	2014

Bond Index	$440,902	2012
	800,730	2013
	4,157,673	2014
	103,719	2015
	$5,503,024

Limited Maturity Bond	$2,108,299	2013
	1,181,750	2014
	889,583	2015
	$4,179,632

Mortgage Securities	$67,164	2012
	192,822	2013
	1,618,680	2014
	$1,878,666

Money Market	$3,442	2015

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

The following Portfolios deferred, on a tax basis, the following post-October 2007 losses:

Post-October
Portfolio	Loss
Mid Cap Growth	$32
Mid Cap Growth II	2
Partner Mid Cap Value	885,162
Mid Cap Stock	8,497,684
Partner International Stock	117,410
Large Cap Growth	11
Partner Growth Stock	15,083
Large Cap Value	8,535,350

Post-October
Portfolio	Loss
Large Cap Stock	6,237,648
Real Estate Securities	550,848
High Yield	1,657,083
Diversified Income Plus	1,158,998
Limited Maturity Bond	1,512,949

These amounts are deferred for tax purposes and deemed to occur in the fiscal year ended December 31, 2008.

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities —

For the six months ended June 30, 2008, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$ 76,528	$ 37,709
Moderately Aggressive Allocation	315,715	156,989
Moderate Allocation	440,250	132,615
Moderately Conservative Allocation	203,499	56,985
Technology	55,510	56,985
Partner Healthcare	5,284	367
Partner Natural Resources	4,703	—
Partner Emerging Markets	10,462	572
Real Estate Securities	103,549	80,009
Partner Utilities	4,927	97
Partner Small Cap Growth	202,551	180,238
Partner Small Cap Value	31,980	28,535
Small Cap Stock	541,987	507,637
Small Cap Index	44,863	73,711
Mid Cap Growth II	29,817	22,539
Mid Cap Growth	254,659	269,947
Partner Mid Cap Value	56,400	41,577
Mid Cap Stock	565,070	440,519
Mid Cap Index	9,898	22,707
Partner Worldwide Allocation	107,332	10,568
Partner International Stock	500,942	480,535
Partner Socially Responsible Stock	5,118	312
Partner All Cap Growth	5,728	796
Partner All Cap Value	6,169	1,196
Partner All Cap	134,663	138,812
Large Cap Growth II	29,556	33,651
Large Cap Growth	1,880,536	2,068,170
Partner Growth Stock	22,011	32,686
Large Cap Value	281,500	222,957
Large Cap Stock	451,752	489,489
Large Cap Index	14,126	62,477
Equity Income Plus	52,608	5,008
Balanced	25,986	65,108
High Yield	286,496	201,411

290

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

	In thousands
Portfolio	Purchases	Sales
Diversified Income Plus	$49,410	$68,453
Partner Socially Responsible Bond	3,945	430
Income	300,981	277,383
Bond Index	7,265	26,165
Limited Maturity Bond	187,893	152,352
Mortgage Securities	912	4,407

Purchases and Sales of U.S. Government Securities were:

	In thousands
Portfolio	Purchases	Sales
Balanced	$270,555	$287,617
Diversified Income Plus	11,911	10,682
Partner Socially Responsible Bond	786	—
Income	856,745	921,366
Bond Index	408,101	412,754
Limited Maturity Bond	443,919	420,153
Mortgage Securities	200,890	207,293

(B) Investments in Restricted Securities — Certain Portfolios may own restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of June 30, 2008, the following Portfolios held restricted securities:

		Percent of
	Number of	Portfolio’s Net
Portfolio	Securities	Assets
Balanced	1	0.25%
High Yield	3	0.47%
Income	2	0.69%
Bond Index	1	0.50%
Limited Maturity	1	0.00%
Money Market	1	0.83%

The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities — High Yield Portfolio invests primarily in high-yielding fixed-income securities. Each of the other Portfolios, except Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts — The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(E) Written Option Contracts — The number of contracts and premium amounts associated with call option contracts written during the six months ended June 30, 2008, were as follows:

	Large Cap Growth II

	Number of	Premium
	Contracts	Amount

Balance at December 31, 2007	4	$ 680
Opened	248	54,956
Closed	(169)	(38,325)
Expired	(38)	(5,383)
Exercised	(32)	(7,355)
Balance at June 30, 2008	13	$ 4,573

	Large Cap Growth

	Number of	Premium
	Contracts	Amount

Balance at December 31, 2007	243	$ 41,290
Opened	22,030	4,382,058
Closed	(15,540)	(3,230,750)
Expired	(3,850)	(519,099)
Exercised	(2,379)	(498,131)
Balance at June 30, 2008	504	$ 175,368

	Large Cap Stock

	Number of	Premium
	Contracts	Amount

Balance at December 31, 2007	—	—
Opened	2,312	$ 565,804
Closed	(1,338)	(327,236)
Expired	(378)	(65,349)
Exercised	(424)	(115,114)
Balance at June 30, 2008	172	$ 58,105

291

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

(5) SECURITY TRANSACTIONS — continued
Equity Income Plus

	Number of	Premium
	Contracts	Amount

Balance at December 31, 2007	—	$ —
Opened	245	109,764
Closed	(205)	(79,874)
Expired	—	—
Exercised	—	—
Balance at June 30, 2008	40	$ 29,890

Diversified Income Plus

	Number of	Premium
	Contracts	Amount

Balance at December 31, 2007	—	$ —
Opened	2	7,188
Closed	(2)	(7,188)
Expired	—	—
Exercised	—	—

Balance at June 30, 2008	—	$ —

	Income

	Number of	Premium
	Contracts	Amount

Balance at December 31, 2007	6.5	$ 25,898
Opened	30	107,813
Closed	—	—
Expired	(30)	(107,813)
Exercised	(6.5)	(25,898)
Balance at June 30, 2008	—	$ —

	Mortgage Securities

	Number of	Premium
	Contracts	Amount

Balance at December 31, 2007	4	$ 21,250
Opened	12	55,625
Closed	—	—
Expired	(8)	(35,000)
Exercised	(8)	(41,875)

Balance at June 30, 2008	—	$ —

(6) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the 1940 Act, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the six months ended June 30, 2008, in Money Market Portfolio, is as follows:

		Gross	Gross	Balance of		Dividend Income
	Value	Purchases and	Sales and	Shares Held at	Value	Six Months Ended
Portfolio	December 31, 2007	Additions	Reductions	June 30, 2008	June 30, 2008	June 30, 2008
Aggressive Allocation	$ —	$ 2,460,832	$ 1,151,941	1,308,891	$ 1,308,891	$ 6,230
Moderately Aggressive
Allocation	—	7,719,323	2,850,000	4,869,323	4,869,323	24,141
Moderate Allocation	78,824,377	21,779,091	48,758,044	51,845,424	51,845,424	831,850
Moderately Conservative
Allocation	51,192,804	14,374,894	25,038,068	40,529,630	40,529,630	686,255
Technology	2,902,355	22,580,718	23,613,339	1,869,734	1,869,734	37,962
Partner Healthcare	—	204,425	130,883	73,542	73,542	189
Partner Natural Resources	—	1,119,040	536,607	582,433	582,433	1,180
Partner Emerging Markets	—	825,990	771,915	54,075	54,075	513
Real Estate Securities	—	56,276,513	42,036,403	14,240,110	14,240,110	153,269
Partner Utilities	—	217,765	101,009	116,756	116,756	370
Partner Small Cap Growth	2,133,199	45,642,711	41,434,920	6,340,990	6,340,990	77,744
Partner Small Cap Value	6,994,893	21,298,470	22,013,704	6,279,659	6,279,659	110,842
Small Cap Stock	27,636,194	102,111,007	113,881,660	15,865,541	15,865,541	414,538
Small Cap Index	5,078,004	31,414,039	33,425,780	3,066,263	3,066,263	69,948
Mid Cap Growth II	1,395,723	7,153,542	6,092,406	2,456,859	2,456,859	16,747
Mid Cap Growth	37,185,191	94,968,886	110,207,227	21,946,850	21,946,850	488,852
Partner Mid Cap Value	3,632,429	27,654,854	26,707,153	4,580,130	4,580,130	66,542
Mid Cap Stock	25,108,727	119,558,562	124,020,335	20,646,954	20,646,954	334,716
Mid Cap Index	2,210,657	12,004,720	12,411,707	1,803,670	1,803,670	21,877

292

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

		Gross	Gross	Balance of		Dividend Income
	Value	Purchases and	Sales and	Shares Held at	Value	Six Months Ended
Portfolio	December 31, 2007	Additions	Reductions	June 30, 2008	June 30, 2008	June 30, 2008
Partner Worldwide
Allocation	$ —	$ 9,624,675	$ 4,199,392	5,425,283	$ 5,425,283	$ 11,732
Partner International
Stock	6,617,542	117,561,024	99,977,751	24,200,815	24,200,815	227,073
Partner Socially Responsible
Stock	—	247,351	51,361	195,990	195,990	482
Partner All Cap Growth	—	533,002	467,551	65,451	65,451	431
Partner All Cap Value	—	307,035	306,986	49	49	93
Partner All Cap	2,625,515	26,004,819	26,905,034	1,725,300	1,725,300	22,482
Large Cap Growth II	719,728	6,040,555	5,496,049	1,264,234	1,264,234	8,724
Large Cap Growth	35,105,032	81,739,709	104,368,484	12,476,257	12,476,257	361,859
Partner Growth Stock	2,824,334	10,753,130	13,179,665	397,799	397,799	19,095
Large Cap Value	3,547,866	100,359,712	102,096,584	1,810,994	1,810,994	287,794
Large Cap Stock	10,589,629	175,528,318	171,076,622	15,041,325	15,041,325	324,560
Large Cap Index	6,871,402	46,600,905	52,470,099	1,002,208	1,002,208	112,722
Equity Income Plus	—	4,652,214	753,390	3,898,824	3,898,824	8,167
Balanced	19,638,879	51,757,076	45,414,360	25,981,595	25,981,595	314,807
High Yield	50,560,829	62,056,213	71,872,314	40,744,728	40,744,728	615,674
Diversified Income Plus	1,238,982	27,916,981	21,405,971	7,749,992	7,749,992	65,751
Income	23,481,154	70,294,831	62,590,168	31,185,817	31,185,817	444,153
Bond Index	21,567,103	41,733,135	48,200,014	15,100,224	15,100,224	392,937
Limited Maturity Bond	13,111,425	125,224,830	100,944,548	37,391,707	37,391,707	541,572
Mortgage Securities	870	15	—	885	885	15
Total Value and
Dividend Income	$442,794,843				$424,136,311	$7,103,888

A summary of transactions for the six months ended June 30, 2008, in Thrivent Financial Securities Lending Trust, is as follows:

		Gross	Gross	Balance of
	Value	Purchases and	Sales and	Shares Held at	Value
Portfolio	December 31, 2007	Additions	Reductions	June 30, 2008	June 30, 2008
Technology	$ 8,345,500	$ 38,467,978	$ 34,325,943	12,487,535	$ 12,487,535
Real Estate Securities	140,131,373	333,142,238	328,191,659	145,081,952	145,081,952
Partner Small Cap Growth	71,604,282	95,585,221	109,121,154	58,068,349	58,068,349
Partner Small Cap Value	59,125,971	84,271,440	76,537,661	66,859,750	66,859,750
Small Cap Stock	92,358,545	159,863,176	137,975,729	114,245,992	114,245,992
Small Cap Index	111,638,911	120,737,654	122,161,802	110,214,763	110,214,763
Mid Cap Growth II	2,273,125	13,931,975	8,585,898	7,619,202	7,619,202
Mid Cap Growth	114,798,903	275,123,380	216,281,114	173,641,169	173,641,169
Partner Mid Cap Value	9,987,928	40,813,936	40,311,893	10,489,971	10,489,971
Mid Cap Stock	97,177,855	129,183,004	156,845,654	69,515,205	69,515,205
Mid Cap Index	26,957,577	41,156,386	39,173,196	28,940,767	28,940,767
Partner International
Stock	122,278,806	577,043,742	578,001,061	121,321,487	121,321,487
Partner All Cap	9,928,007	44,484,120	42,350,502	12,061,625	12,061,625
Large Cap Growth II	348,149	3,735,369	2,999,469	1,084,049	1,084,049
Large Cap Growth	134,097,820	1,330,964,225	1,108,566,624	356,495,421	356,495,421
Partner Growth Stock	11,623,223	33,961,247	34,902,742	10,681,728	10,681,728
Large Cap Value	93,704,955	691,504,692	603,826,088	181,383,559	181,383,559
Large Cap Stock	65,208,363	415,852,795	360,620,776	120,440,382	120,440,382
Large Cap Index	48,959,242	270,335,658	256,552,763	62,742,137	62,742,137
Balanced	47,660,952	83,730,384	85,958,537	45,432,799	45,432,799
High Yield	93,306,453	159,193,706	176,109,406	76,390,753	76,390,753
Diversified Income Plus	10,240,727	15,902,611	21,171,634	4,971,704	4,971,704

293

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

(6) INVESTMENTS IN AFFILIATES — continued

		Gross	Gross	Balance of
	Value	Purchases and	Sales and	Shares Held at	Value
Portfolio	December 31, 2007	Additions	Reductions	June 30, 2008	June 30, 2008
Income	$132,421,350	$ 81,203,406	$130,097,918	83,526,838	$ 83,526,838
Bond Index	55,206,278	31,774,412	47,729,159	39,251,531	39,251,531
Limited Maturity Bond	129,554,563	118,384,602	147,266,377	100,672,788	100,672,788
Total Value	$1,688,938,858				$2,013,621,456

A summary of transactions for the Thrivent Allocation Portfolios for the six months ended June 30, 2008, in the following Thrivent Portfolios, is as follows:

		Gross	Gross	Balance of		Dividend Income
	Value	Purchases and	Sales and	Shares Held at	Value	January 1, 2008 –
Portfolio	December 31, 2007	Additions	Reductions	June 30, 2008	June 30, 2008	June 30, 2008
Aggressive Allocation
Real Estate Securities	$ —	$ 7,499,564	$ 1,570,049	343,598	$ 5,889,986	$ —
Partner Small Cap
Growth	29,543,569	9,688,343	152,246	2,928,098	35,882,083	—
Partner Small Cap
Value	23,589,765	1,116,323	2,883,566	1,177,549	21,450,349	—
Small Cap Stock	37,174,821	6,487,892	190,307	2,846,643	40,382,199	—
Mid Cap Growth II	—	1,029,293	—	94,608	978,828	—
Mid Cap Growth	17,248,542	4,395,782	88,810	1,089,565	19,951,456	—
Partner Mid Cap Value	18,823,400	1,769,844	666,668	1,485,573	19,234,900	—
Mid Cap Stock	36,861,436	16,436,924	461,065	4,081,018	47,552,025	—
Partner International
Stock	96,519,831	3,899,616	2,255,061	5,702,533	89,515,511	—
Large Cap Growth	106,145,253	4,141,918	14,890,239	4,940,255	84,489,227	—
Large Cap Value	37,546,375	7,561,534	902,152	3,327,152	39,414,444	—
Large Cap Stock	47,857,844	2,178,270	4,500,964	4,113,759	39,981,621	—
Equity Income Plus	—	5,068,621	—	505,477	4,653,119	—
High Yield	9,828,416	1,318,854	124,267	2,285,910	10,541,931	410,036
Income	24,782,222	2,817,206	7,599,798	2,049,987	19,166,762	561,849
Limited Maturity Bond	10,586,434	1,127,911	1,424,271	1,048,377	10,041,150	219,093
Money Market	—	2,460,831	1,151,941	1,308,891	1,308,891	6,230
Total Value and
Dividend Income	$496,507,908				$490,434,482	$1,197,208

294

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

		Gross	Gross	Balance of		Dividend Income
	Value	Purchases and	Sales and	Shares Held at	Value	January 1, 2008 –
Portfolio	December 31, 2007	Additions	Reductions	June 30, 2008	June 30, 2008	June 30, 2008
Moderately Aggressive Allocation
Real Estate Securities	$ 53,577,749	$12,761,662	$ 4,109,542	3,527,519	$ 60,469,091	$ —
Partner Small Cap
Growth	52,817,172	10,154,288	161,877	4,620,862	56,625,892	—
Partner Small Cap
Value	40,021,512	5,378,595	2,974,303	2,297,519	41,851,830	—
Small Cap Stock	70,935,529	27,653,378	215,837	6,601,302	93,645,405	—
Mid Cap Growth II	—	10,868,989	—	1,009,438	10,443,848	—
Mid Cap Growth	31,027,029	11,290,231	94,429	2,146,330	39,302,303	—
Partner Mid Cap Value	26,896,355	11,516,849	972,990	2,802,764	36,289,631	—
Mid Cap Stock	70,310,829	55,270,245	896,853	9,726,523	113,333,441	—
Partner Worldwide
Allocation	—	10,519,597	—	1,054,423	9,884,271	—
Partner International
Stock	224,321,329	28,944,420	1,244,748	14,715,835	231,001,813	—
Large Cap Growth	298,167,996	17,484,420	52,707,314	13,568,600	232,052,910	—
Large Cap Value	259,609,011	11,183,135	29,006,460	17,870,132	211,694,944	—
Large Cap Stock	261,194,891	12,224,533	14,884,029	23,403,187	227,455,578	—
Equity Income Plus	—	18,669,905	—	1,861,558	17,136,387	—
High Yield	80,154,556	37,044,957	349,322	24,444,114	112,728,921	3,894,042
Income	231,113,314	25,880,364	38,022,430	22,487,126	210,247,878	5,805,330
Limited Maturity Bond	80,939,400	8,868,469	11,349,322	7,995,438	76,578,702	1,665,425
Money Market	—	7,719,323	2,850,000	4,869,323	4,869,323	24,141
Total Value and
Dividend Income	$1,781,086,672				$1,785,612,168	$11,388,938

Moderate Allocation
Real Estate Securities	70,987,263	16,781,614	3,902,597	4,763,029	81,648,327	—
Partner Small Cap
Growth	32,115,462	8,543,374	—	3,012,290	36,913,811	—
Partner Small Cap
Value	27,031,554	6,910,406	2,042,212	1,731,149	31,534,787	—
Small Cap Stock	32,269,396	13,563,022	—	3,070,287	43,554,780	—
Mid Cap Growth II	—	268,290	—	24,680	255,341	—
Mid Cap Growth	21,413,225	4,211,516	—	1,296,011	23,731,771	—
Partner Mid Cap Value	27,348,942	7,977,634	979,975	2,576,447	33,359,325	—
Mid Cap Stock	64,055,455	49,169,876	745,949	8,752,322	101,982,058	—
Partner Worldwide
Allocation	—	11,430,171	—	1,147,360	10,755,463	—
Partner International
Stock	188,480,571	41,677,244	232,390	13,498,066	211,885,887	—
Large Cap Growth	307,436,710	31,295,762	73,028,899	13,665,137	233,703,903	—
Large Cap Value	228,391,842	47,564,125	—	20,847,573	246,966,607	—
Large Cap Stock	257,162,251	23,206,664	20,110,291	23,619,033	229,553,379	—
Equity Income Plus	—	23,268,283	—	2,320,265	21,358,970	—
High Yield	97,460,466	49,321,927	40,537	30,719,034	141,666,967	4,847,419
Income	411,568,919	58,653,444	31,397,480	45,071,687	421,406,755	11,236,691
Limited Maturity Bond	324,615,462	46,406,180	135,124	37,751,249	361,573,917	7,683,867
Money Market	78,824,377	21,779,091	48,758,044	51,845,424	51,845,424	831,850
Total Value and
Dividend Income	$2,169,161,895				$2,283,697,472	$24,599,827

295

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

(6) INVESTMENTS IN AFFILIATES — continued

		Gross	Gross	Balance of		Dividend Income
	Value	Purchases and	Sales and	Shares Held at	Value	January 1, 2008 –
Portfolio	December 31, 2007	Additions	Reductions	June 30, 2008	June 30, 2008	June 30, 2008
Moderately Conservative Allocation
Real Estate Securities	$ 24,885,963	$ 7,651,773	$ 1,500,003	1,767,694	$ 30,301,993	$ —
Partner Small Cap Value	—	5,016,619	—	283,852	5,170,682	—
Small Cap Stock	24,431,658	4,655,610	—	1,915,086	27,167,217	—
Partner Mid Cap Value	—	1,043,397	—	78,800	1,020,282	—
Mid Cap Stock	16,762,554	19,248,346	259,333	2,841,051	33,103,924	—
Partner Worldwide
Allocation	—	3,259,499	—	329,938	3,092,868	—
Partner International
Stock	36,388,944	11,519,873	287,521	2,808,745	44,090,278	—
Large Cap Growth	72,707,290	12,068,171	20,220,335	3,340,625	57,132,037	—
Large Cap Value	53,067,485	29,209,821	645,809	6,260,349	74,161,972	—
Large Cap Stock	59,105,841	9,147,009	21,239,711	4,158,849	40,419,850	—
Equity Income Plus	—	8,636,124	—	861,411	7,929,635	—
High Yield	26,500,038	17,969,713	72,975	9,318,126	42,972,402	1,422,263
Income	113,587,464	21,169,217	11,998,444	12,601,275	117,818,142	3,160,122
Limited Maturity Bond	278,420,166	52,903,753	761,021	33,644,552	322,240,791	6,798,546
Money Market	51,192,804	14,374,894	25,038,068	40,529,630	40,529,630	686,255
Total Value and
Dividend Income	$757,050,207				$847,599,480	$12,067,186

296

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/ or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended June 30, 2008, the Portfolios engaged in purchases and sales of securities of $17,534,112 and $16,608,868, respectively.

(8) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life Insurance Company and retirement plans sponsored by Thrivent Financial.

Authorized capital stock consists of ten billion shares as follows:

	Shares	Par
Portfolio	Authorized	Value
Aggressive Allocation	300,000,000	$0.01
Moderately Aggressive Allocation	350,000,000	0.01
Moderate Allocation	350,000,000	0.01
Moderately Conservative Allocation	300,000,000	0.01
Technology	100,000,000	0.01
Partner Healthcare	200,000,000	0.01
Partner Natural Resources	200,000,000	0.01
Partner Emerging Markets	200,000,000	0.01
Real Estate Securities	200,000,000	0.01
Partner Utilities	200,000,000	0.01
Partner Small Cap Growth	200,000,000	0.01
Partner Small Cap Value	200,000,000	0.01
Small Cap Stock	200,000,000	0.01
Small Cap Index	200,000,000	0.01
Mid Cap Growth II	200,000,000	0.01
Mid Cap Growth	200,000,000	0.01
Partner Mid Cap Value	200,000,000	0.01
Mid Cap Stock	200,000,000	0.01
Mid Cap Index	200,000,000	0.01
Partner Worldwide Allocation	200,000,000	0.01
Partner International Stock	250,000,000	0.01
Partner Socially Responsible Stock	200,000,000	0.01
Partner All Cap Growth	200,000,000	0.01
Partner All Cap Value	200,000,000	0.01
Partner All Cap	200,000,000	0.01
Large Cap Growth II	200,000,000	0.01
Large Cap Growth	300,000,000	0.01
Partner Growth Stock	200,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	250,000,000	0.01
Large Cap Index	200,000,000	0.01
Equity Income Plus	200,000,000	0.01
Balanced	200,000,000	0.01
High Yield	300,000,000	0.01
Diversified Income Plus	200,000,000	0.01
Partner Socially Responsible Bond	200,000,000	0.01
Income	300,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	200,000,000	0.01
Mortgage Securities	200,000,000	0.01
Money Market	1,200,000,000	0.01

297

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

(8) SHARES OF BENEFICIAL INTEREST — continued

Transactions in shares of beneficial interest were as follows:

			Portfolios
			Moderately
	Aggressive Allocation		Aggressive Allocation		Moderate Allocation
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	4,395,813	$ 57,971,737	14,916,664	$ 191,085,825	23,873,840	$ 294,610,995
Dividends and distributions reinvested	—	—	—	—	—	—
Redeemed	(1,383,610)	(18,282,873)	(2,926,912)	(37,300,911)	(2,887,468)	(35,548,909)
Net Change	3,012,203	$ 39,688,864	11,989,752	$ 153,784,914	20,986,372	$ 259,062,086
Year Ended December 31, 2007
Sold	11,263,297	$ 155,305,591	49,054,322	$ 651,007,278	64,569,209	$ 817,843,870
Dividends and distributions reinvested	298,960	4,236,025	1,291,185	17,495,558	2,318,790	29,668,452
Redeemed	(1,965,843)	(27,375,563)	(2,253,776)	(30,130,863)	(1,999,561)	(25,462,340)
Net Change	9,596,414	$ 132,166,053	48,091,731	$ 638,371,973	64,888,438	$ 822,049,982

			Portfolios
	Moderately
	Conservative Allocation		Technology		Partner Healthcare(a)
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	12,489,822	$ 147,107,914	696,100	$ 5,040,719	698,196	$ 7,000,866
Dividends and distributions reinvested	—	—	—	—	—	—
Redeemed	(1,877,778)	(22,181,927)	(1,090,122)	(7,869,822)	(200,488)	(2,023,882)
Net Change	10,612,044	$ 124,925,987	(394,022)	$ (2,829,103)	497,708	$ 4,976,984
Year Ended December 31, 2007
Sold	26,385,207	$ 316,043,720	1,644,515	13,700,767
Dividends and distributions reinvested	1,061,717	12,722,985	212,077	1,732,497
Redeemed	(1,960,724)	(23,517,461)	(1,941,831)	(15,686,349)
Net Change	25,486,200	$ 305,249,244	(85,239)	$ (253,085)

			Portfolios
	Partner Natural Resources(a)		Partner Emerging Markets(a)		Real Estate Securities
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	1,142,023	$ 12,102,595	1,224,475	$ 12,222,373	2,801,780	$ 49,418,376
Dividends and distributions reinvested	—	—	—	—	—	—
Redeemed	(505,495)	(5,580,972)	(232,425)	(2,298,971)	(1,913,804)	(34,754,881)
Net Change	636,528	$ 6,521,623	992,050	$ 9,923,402	887,976	$ 14,663,495
Year Ended December 31, 2007
Sold					6,544,568	$ 129,952,520
Dividends and distributions reinvested					1,146,586	25,277,521
Redeemed					(5,334,208)	(113,666,828)
Net Change					2,356,946	$ 41,563,213

(a) For the period from April 30, 2008 (inception) through June 30, 2008.

298

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

			Portfolios
	Partner Utilities(a)		Partner Small Cap Growth		Partner Small Cap Value
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	765,528	$ 7,677,936	2,532,244	$ 30,338,608	1,213,423	$ 21,811,437
Dividends and distributions reinvested	—	—	—	—	—	—
Redeemed	(270,649)	(2,729,957)	(506,184)	(6,222,651)	(1,157,021)	(20,470,771)
Net Change	494,879	$ 4,947,979	2,026,060	$ 24,115,957	56,402	$ 1,340,666
Year Ended December 31, 2007
Sold			4,713,003	$ 66,000,948	3,842,026	$ 75,075,073
Dividends and distributions reinvested			491,415	6,970,287	453,569	9,311,548
Redeemed			(1,096,289)	(15,350,073)	(2,593,763)	(51,250,153)
Net Change			4,108,129	$ 57,621,162	1,701,832	$ 33,136,468

			Portfolios
	Small Cap Stock		Small Cap Index		Mid Cap Growth II
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	4,062,690	$ 55,850,018	232,124	$ 4,246,303	1,210,461	$ 13,014,824
Dividends and distributions reinvested	—	—	—	—	—	—
Redeemed	(1,493,056)	(21,150,918)	(2,010,396)	(36,368,551)	(445,863)	(4,621,999)
Net Change	2,569,634	$ 34,699,100	(1,778,272)	$ (32,122,248)	764,598	$ 8,392,825
Year Ended December 31, 2007
Sold	6,673,393	$ 105,231,025	518,783	$ 11,020,921	303,001	$ 3,433,049
Dividends and distributions reinvested	1,588,635	25,411,959	2,167,755	46,118,992	480,201	5,268,762
Redeemed	(8,792,993)	(138,735,421)	(4,465,216)	(94,428,601)	(730,985)	(8,489,801)
Net Change	(530,965)	$ (8,092,437)	(1,778,678)	$ (37,288,688)	52,217	$ 212,010

			Portfolios
	Mid Cap Growth		Partner Mid Cap Value		Mid Cap Stock
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	1,572,972	$ 28,839,062	1,845,051	$ 24,065,529	11,510,358	$ 142,575,971
Dividends and distributions reinvested	—	—	—	—	—	—
Redeemed	(3,129,964)	(57,612,491)	(488,421)	(6,093,874)	(2,059,262)	(24,951,099)
Net Change	(1,556,992)	$ (28,773,429)	1,356,630	$ 17,971,655	9,451,096	$ 117,624,872
Year Ended December 31, 2007
Sold	3,249,754	$ 62,197,640	4,487,166	$ 60,675,050	9,259,801	$ 127,211,109
Dividends and distributions reinvested	1,527,928	29,582,519	25,317	371,536	2,289,881	32,266,479
Redeemed	(8,817,483)	(168,229,734)	(1,634,745)	(21,943,990)	(9,182,728)	(125,364,393)
Net Change	(4,039,801)	$ (76,449,575)	2,877,738	$ 39,102,596	2,366,954	$ 34,113,195

299

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

(8) SHARES OF BENEFICIAL INTEREST — continued

			Portfolios
			Partner		Partner
	Mid Cap Index		Worldwide Allocation(a)		International Stock
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	136,791	$ 1,997,714	13,636,500	$ 136,225,583	5,870,397	$ 94,470,531
Dividends and distributions reinvested	—	—	—	—		—
Redeemed	(1,083,545)	(15,567,492)	(3,439,655)	(34,255,770)	(5,733,146)	(92,796,121)
Net Change	(946,754)	$ (13,569,778)	10,196,845	$ 101,969,813	137,251	$ 1,674,410
Year Ended December 31, 2007
Sold	576,653	9,092,400			14,492,955	$ 248,378,419
Dividends and distributions reinvested	657,018	10,600,194			3,889,418	67,228,589
Redeemed	(2,232,287)	(35,035,996)			(16,935,224)	(290,543,926)
Net Change	(998,616)	(15,343,402)			1,447,149	25,063,082

			Portfolios
	Partner Socially
	Responsible Stock(a)		Partner All Cap Growth(a)		Partner All Cap Value(a)
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	517,532	$ 5,176,728	592,067	$ 5,935,979	631,741	$ 6,310,173
Dividends and distributions reinvested	—	—	—	—	—
Redeemed	(17,565)	(177,054)	(93,957)	(954,966)	(133,091)	(1,323,592)
Net Change	499,967	$ 4,999,674	498,110	$ 4,981,013	498,650	$ 4,986,581

			Portfolios
	Partner All Cap		Large Cap Growth II		Large Cap Growth
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	560,223	$ 6,667,272	86,481	$ 945,467	4,503,373	$ 77,256,253
Dividends and distributions reinvested	—	—	—	—	—	—
Redeemed	(1,067,149)	(12,582,530)	(409,395)	(4,442,310)	(17,466,701)	(307,883,783)
Net Change	(506,926)	$ (5,915,258)	(322,914)	$ (3,496,843)	(12,963,328)	$ (230,627,530)
Year Ended December 31, 2007
Sold	1,375,057	$ 17,191,190	229,272	$ 2,636,876	18,173,866	$ 327,249,242
Dividends and distributions reinvested	901,886	10,952,328	205,416	2,324,505	1,397,103	26,284,570
Redeemed	(1,257,975)	(15,652,567)	(860,420)	(9,896,977)	(26,878,171)	(485,209,703)
Net Change	1,018,968	$ 12,490,951	(425,732)	$ (4,935,596)	(7,307,202)	$ (131,675,891)

(a) For the period from April 30, 2008 (inception) through June 30, 2008.
300

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

			Portfolios
	Partner Growth Stock		Large Cap Value		Large Cap Stock
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	202,199	$ 2,489,390	7,967,571	$ 99,436,541	4,951,631	$ 49,800,814
Dividends and distributions reinvested	—	—	—	—	—	—
Redeemed	(1,240,949)	(15,425,756)	(5,977,030)	(74,399,264)	(10,033,597)	(101,808,914)
Net Change	(1,038,750)	$ (12,936,366)	1,990,541	$ 25,037,277	(5,081,966)	$ (52,008,100)
Year Ended December 31, 2007
Sold	919,198	$ 12,472,567	20,633,683	$ 281,729,618	24,986,081	$ 272,621,495
Dividends and distributions reinvested	479,590	6,516,289	3,332,852	46,700,593	2,318,056	25,717,443
Capital contribution from adviser	—	—	—	—	—	787,819
Redeemed	(1,603,480)	(21,624,457)	(6,189,367)	(85,093,171)	(9,898,451)	(108,624,345)
Net Change	(204,692)	$ (2,635,601)	17,777,168	$ 243,337,040	17,405,686	$ 190,502,412

			Portfolios
	Large Cap Index		Equity Income Plus(a)		Balanced
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	167,248	$ 3,934,431	6,151,746	$ 61,668,374	246,933	$ 4,068,696
Dividends and distributions reinvested	—	—	—	—	—	—
Redeemed	(2,730,133)	(63,822,562)	(500,766)	(5,025,919)	(3,218,657)	(52,763,447)
Net Change	(2,562,885)	$ (59,888,131)	5,650,980	$ 56,642,455	(2,971,724)	$ (48,694,751)
Year Ended December 31, 2007
Sold	607,207	$ 15,626,706			740,173	$ 12,683,917
Dividends and distributions reinvested	1,531,434	39,806,862			944,517	16,298,676
Redeemed	(5,698,881)	(146,437,231)			(6,972,610)	(119,323,765)
Net Change	(3,560,240)	$ (91,003,663)			(5,287,920)	$ (90,341,172)

			Portfolios
					Partner Socially
	High Yield		Diversified Income Plus		Responsible Bond(a)
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	21,570,226	$ 100,469,428	310,500	$ 2,142,088	755,725	$ 7,557,459
Dividends and distributions reinvested	6,768,022	31,815,316	—	—	2,311	23,109
Redeemed	(13,173,452)	(61,934,616)	(2,502,422)	(17,161,588)	(65,277)	(652,772)
Net Change	15,164,796	$ 70,350,128	(2,191,922)	$ (15,019,500)	692,759	$ 6,927,796
Year Ended December 31, 2007
Sold	46,461,806	$ 230,542,045	6,612,794	$ 48,025,036
Dividends and distributions reinvested	12,170,460	61,271,776	362,450	2,651,827
Redeemed	(64,416,970)	(326,406,650)	(3,217,824)	(22,904,551)
Net Change	(5,784,704)	$ (34,592,829)	3,757,420	$ 27,772,312

(a) For the period from April 30, 2008 (inception) through June 30, 2008.
301

Thrivent Series Fund, Inc.
Notes to Financial Statements
As of June 30, 2008 (unaudited)

			Portfolios
	Income		Bond Index		Limited Maturity Bond
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount	Shares	Amount
Sold	10,108,517	$ 97,270,130	1,113,779	$ 11,464,887	10,511,681	$ 102,477,280
Dividends and distributions reinvested	3,865,954	37,119,904	505,853	5,164,344	2,305,470	22,418,409
Redeemed	(15,614,353)	(150,048,309)	(2,176,478)	(22,194,029)	(4,345,259)	(42,482,088)
Net Change	(1,639,882)	$ (15,658,275)	(556,846)	$ (5,564,798)	8,471,892	$ 82,413,601
Year Ended December 31, 2007
Sold	46,904,581	$ 458,441,743	1,328,880	$ 13,540,803	38,335,963	$ 378,763,273
Dividends and distributions reinvested	6,791,583	66,556,877	1,074,621	10,947,777	3,824,293	37,803,392
Redeemed	(17,395,475)	(170,524,092)	(4,748,169)	(48,380,446)	(10,272,253)	(101,455,408)
Net Change	36,300,689	$ 354,474,528	(2,344,668)	$ (23,891,866)	31,888,003	$ 315,111,257

			Portfolios
	Mortgage Securities		Money Market
Six Months Ended June 30, 2008	Shares	Amount	Shares	Amount
Sold	73,832	$ 712,345	1,664,579,012	$1,664,579,012
Dividends and distributions reinvested	110,151	1,055,325	13,014,974	13,014,974
Redeemed	(747,699)	(7,179,905)	(1,637,135,808)	(1,637,135,808)
Net Change	(563,716)	$ (5,412,235)	40,458,178	$ 40,458,178
Year Ended December 31, 2007
Sold	335,708	$ 3,242,280	2,557,010,814	$2,557,010,814
Dividends and distributions reinvested	277,329	2,676,830	34,539,698	34,539,698
Redeemed	(1,441,305)	(13,914,943)	(2,440,416,695)	(2,440,416,695)
Net Change	(828,268)	$ (7,995,833)	151,133,817	$ 151,133,817

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303

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Financial Highlights	Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)										R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
AGGRESSIVE ALLOCATION PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	$14.09	$—	$(1.26)	$(1.26)	$—	$—	$—	$12.83	(8.95)%	$490.6	0.19%	0.30%	0.19%	0.30%	8%
Year Ended 12/31/2007	13.01	0.13	1.09	1.22	(0.08)	(0.06)	(0.14)	14.09	9.33%	496.4	0.15%	1.17%	0.20%	1.12%	16%
Year Ended 12/31/2006	11.44	0.07	1.50	1.57	—	—	—	13.01	13.77%	333.6	0.04%	0.88%	0.20%	0.72%	8%
Year Ended 12/31/2005 (e)	10.00	—	1.44	1.44	—	—	—	11.44	14.45%	71.8	0.10%	0.11%	0.37%	(0.16)%	7%

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	13.48	0.05	(1.14)	(1.09)	—	—	—	12.39	(8.08)%	1,785.4	0.17%	1.13%	0.17%	1.13%	9%
Year Ended 12/31/2007	12.66	0.18	0.80	0.98	(0.11)	(0.05)	(0.16)	13.48	7.74%	1,780.8	0.13%	1.86%	0.17%	1.82%	18%
Year Ended 12/31/2006	11.19	0.12	1.35	1.47	—	—	—	12.66	13.15%	1,063.8	0.05%	1.58%	0.18%	1.44%	14%
Year Ended 12/31/2005 (e)	10.00	0.02	1.19	1.21	(0.02)	—	(0.02)	11.19	12.12%	238.1	0.10%	0.69%	0.24%	0.55%	4%

MODERATE ALLOCATION PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	12.82	0.09	(0.89)	(0.80)	—	—	—	12.02	(6.29)%	2,284.6	0.17%	2.06%	0.17%	2.06%	6%
Year Ended 12/31/2007	12.22	0.24	0.58	0.82	(0.15)	(0.07)	(0.22)	12.82	6.75%	2,168.9	0.14%	2.68%	0.17%	2.65%	18%
Year Ended 12/31/2006	10.96	0.18	1.08	1.26	—	—	—	12.22	11.52%	1,274.0	0.08%	2.29%	0.18%	2.19%	19%
Year Ended 12/31/2005 (e)	10.00	0.04	0.96	1.00	(0.04)	—	(0.04)	10.96	9.98%	331.2	0.12%	1.29%	0.22%	1.19%	4%

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	12.08	0.11	(0.63)	(0.52)	—	—	—	11.56	(4.25)%	847.5	0.18%	2.80%	0.18%	2.80%	7%
Year Ended 12/31/2007	11.69	0.27	0.39	0.66	(0.20)	(0.07)	(0.27)	12.08	5.59%	756.9	0.17%	3.36%	0.19%	3.34%	13%
Year Ended 12/31/2006	10.68	0.23	0.78	1.01	—	—	—	11.69	9.53%	434.9	0.15%	2.94%	0.20%	2.89%	19%
Year Ended 12/31/2005 (e)	10.00	0.06	0.68	0.74	(0.06)	—	(0.06)	10.68	7.40%	146.7	0.17%	2.12%	0.27%	2.02%	5%

TECHNOLOGY PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	8.24	—	(1.11)	(1.11)	—	—	—	7.13	(13.55)%	46.2	0.87%	0.00%	0.89%	(0.02)%	118%
Year Ended 12/31/2007	7.67	(0.01)	0.85	0.84	—	(0.27)	(0.27)	8.24	11.08%	56.6	0.86%	(0.14)%	0.87%	(0.15)%	147%
Year Ended 12/31/2006	7.53	(0.02)	0.26	0.24	—	(0.10)	(0.10)	7.67	3.26%	53.4	0.88%	(0.23)%	0.89%	(0.24)%	133%
Year Ended 12/31/2005	7.28	(0.02)	0.29	0.27	(0.02)	—	(0.02)	7.53	3.72%	59.8	0.86%	(0.33)%	0.88%	(0.34)%	47%
Year Ended 12/31/2004	6.94	0.02	0.32	0.34	—	—	—	7.28	4.85%	56.6	0.73%	0.35%	0.90%	0.18%	59%
Year Ended 12/31/2003	4.59	(0.01)	2.36	2.35	—	—	—	6.94	51.36%	41.2	0.73%	(0.36)%	1.17%	(0.80)%	68%

PARTNER HEALTHCARE PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)(f)	10.00	(0.01)	0.32	0.31	—	—	—	10.31	3.09%	5.1	1.39%	(0.59)%	2.73%	(1.93)%	11%

PARTNER NATURAL RESOURCES PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)(f)	10.00	—	1.26	1.26	—	—	—	11.26	12.60%	7.2	1.19%	0.33%	2.38%	(0.86)%	0%

PARTNER EMERGING MARKETS PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)(f)	10.00	0.02	(0.70)	(0.68)	—	—	—	9.32	(6.78)%	9.2	1.50%	1.15%	4.51%	(1.86)%	9%

(a) All per share amounts have been rounded to the nearest cent.	(d) Computed on an annualized basis for periods less than one year.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.	(e) Since inception, April 29, 2005

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.	(f) Since inception, April 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
304	305

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Financial Highlights — continued	Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)										R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
REAL ESTATE SECURITIES PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	$17.74	$0.27	$(0.87)	$(0.60)	$—	$—	$—	$17.14	(3.36)%	$330.6	0.85%	3.19%	0.86%	3.18%	25%
Year Ended 12/31/2007	22.93	0.32	(3.84)	(3.52)	(0.30)	(1.37)	(1.67)	17.74	(16.80)%	326.4	0.86%	1.60%	0.86%	1.60%	71%
Year Ended 12/31/2006	18.16	0.29	5.65	5.94	(0.29)	(0.88)	(1.17)	22.93	34.18%	367.9	0.84%	1.41%	0.86%	1.40%	69%
Year Ended 12/31/2005	17.04	0.26	1.80	2.06	(0.24)	(0.70)	(0.94)	18.16	13.25%	274.6	0.86%	1.88%	0.87%	1.87%	83%
Year Ended 12/31/2004	12.66	0.37	4.07	4.44	—	(0.06)	(0.06)	17.04	35.19%	175.0	0.79%	2.60%	0.90%	2.49%	119%
Year Ended 12/31/2003 (e)	10.00	0.20	2.80	3.00	(0.20)	(0.14)	(0.34)	12.66	30.02%	51.8	0.80%	4.87%	1.11%	4.56%	45%

PARTNER UTILITIES PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)(f)	10.00	0.05	(0.08)	(0.03)	—	—	—	9.97	(0.29)%	4.9	0.90%	3.02%	2.58%	1.34%	3%

PARTNER SMALL CAP GROWTH PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	13.94	—	(1.69)	(1.69)	—	—	—	12.25	(12.10)%	172.1	0.98%	0.07%	1.09%	(0.04)%	114%
Year Ended 12/31/2007	13.58	(0.04)	1.21	1.17	—	(0.81)	(0.81)	13.94	8.52%	167.6	0.99%	(0.32)%	1.10%	(0.42)%	98%
Year Ended 12/31/2006	12.11	(0.05)	1.57	1.52	—	(0.05)	(0.05)	13.58	12.59%	107.4	0.99%	(0.42)%	1.12%	(0.55)%	113%
Year Ended 12/31/2005	12.33	(0.06)	0.50	0.44	—	(0.66)	(0.66)	12.11	3.96%	64.7	0.99%	(0.60)%	1.17%	(0.78)%	104%
Year Ended 12/31/2004	11.07	(0.07)	1.33	1.26	—	—	—	12.33	11.32%	53.9	1.00%	(0.69)%	1.19%	(0.88)%	255%
Year Ended 12/31/2003	7.70	(0.04)	3.41	3.37	—	—	—	11.07	43.83%	40.1	1.00%	(0.57)%	1.28%	(0.85)%	52%

PARTNER SMALL CAP VALUE PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	18.44	0.10	(0.32)	(0.22)	—	—	—	18.22	(1.23)%	184.4	0.86%	1.09%	0.87%	1.07%	16%
Year Ended 12/31/2007	19.57	0.11	(0.21)	(0.10)	(0.07)	(0.96)	(1.03)	18.44	(1.03)%	185.6	0.86%	0.68%	0.87%	0.66%	29%
Year Ended 12/31/2006	16.82	0.08	3.45	3.53	(0.04)	(0.74)	(0.78)	19.57	21.50%	163.6	0.86%	0.52%	0.88%	0.51%	25%
Year Ended 12/31/2005	16.56	0.07	0.71	0.78	(0.04)	(0.48)	(0.52)	16.82	4.89%	106.2	0.88%	0.51%	0.89%	0.49%	37%
Year Ended 12/31/2004	13.73	0.07	2.95	3.02	—	(0.19)	(0.19)	16.56	22.26%	77.5	0.80%	0.51%	0.99%	0.32%	106%
Year Ended 12/31/2003 (e)	10.00	0.01	4.15	4.16	(0.01)	(0.42)	(0.43)	13.73	41.55%	19.8	0.80%	0.12%	1.69%	(0.77)%	54%

SMALL CAP STOCK PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	15.48	0.04	(1.33)	(1.29)	—	—	—	14.19	(8.38)%	402.8	0.72%	0.66%	0.75%	0.64%	138%
Year Ended 12/31/2007	15.43	0.10	0.88	0.98	(0.05)	(0.88)	(0.93)	15.48	6.14%	399.9	0.72%	0.66%	0.74%	0.65%	126%
Year Ended 12/31/2006	14.62	0.05	1.78	1.83	(0.02)	(1.00)	(1.02)	15.43	12.79%	406.7	0.73%	0.33%	0.74%	0.32%	94%
Year Ended 12/31/2005	14.74	0.02	1.16	1.18	(0.01)	(1.29)	(1.30)	14.62	8.81%	290.2	0.74%	0.20%	0.76%	0.19%	113%
Year Ended 12/31/2004	12.34	0.01	2.56	2.57	—	(0.17)	(0.17)	14.74	20.94%	216.8	0.76%	0.06%	0.78%	0.04%	93%
Year Ended 12/31/2003	8.81	—	3.53	3.53	—	—	—	12.34	40.19%	156.9	0.69%	0.00%	0.82%	(0.13)%	122%

SMALL CAP INDEX PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	19.21	0.15	(1.52)	(1.37)	—	—	—	17.84	(7.17)%	300.5	0.42%	1.34%	0.42%	1.33%	14%
Year Ended 12/31/2007	21.55	0.24	(0.11)	0.13	(0.14)	(2.33)	(2.47)	19.21	(0.50)%	357.9	0.39%	1.00%	0.39%	0.99%	16%
Year Ended 12/31/2006	19.41	0.17	2.64	2.81	(0.14)	(0.53)	(0.67)	21.55	14.72%	439.8	0.39%	0.71%	0.39%	0.71%	14%
Year Ended 12/31/2005	19.26	0.15	1.18	1.33	(0.13)	(1.05)	(1.18)	19.41	7.32%	473.7	0.39%	0.75%	0.39%	0.75%	14%
Year Ended 12/31/2004	15.83	0.13	3.36	3.49	(0.06)	—	(0.06)	19.26	22.10%	485.9	0.34%	0.80%	0.39%	0.75%	21%
Year Ended 12/31/2003	11.52	0.07	4.29	4.36	(0.05)	—	(0.05)	15.83	38.16%	394.8	0.40%	0.52%	0.40%	0.52%	15%

(a) All per share amounts have been rounded to the nearest cent.	(d) Computed on an annualized basis for periods less than one year.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.	(e) Since inception, April 30, 2003.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.	(f) Since inception, April 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
306	307

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Financial Highlights — continued	Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)										R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
MID CAP GROWTH PORTFOLIO II
Six Months Ended 06/30/2008 (unaudited)	$11.42	$0.01	$(1.08)	$(1.07)	$—	$—	$—	$10.35	(9.43)%	$37.3	0.61%	0.25%	1.13%	(0.26)%	80%
Year Ended 12/31/2007	11.37	0.03	2.13	2.16	(0.06)	(2.05)	(2.11)	11.42	19.80%	32.4	0.59%	0.18%	1.11%	(0.33)%	81%
Year Ended 12/31/2006	10.60	0.06	0.85	0.91	(0.02)	(0.12)	(0.14)	11.37	8.60%	31.7	0.39%	0.44%	1.11%	(0.28)%	147%
Year Ended 12/31/2005	9.53	0.02	1.05	1.07	—	—	—	10.60	11.22%	38.2	0.39%	0.17%	1.10%	(0.54)%	136%
Year Ended 12/31/2004	8.19	—	1.34	1.34	—	—	—	9.53	16.41%	38.4	0.47%	(0.04)%	1.16%	(0.73)%	227%
Year Ended 12/31/2003	5.96	(0.03)	2.26	2.23	—	—	—	8.19	37.34%	30.5	0.90%	(0.47)%	1.34%	(0.91)%	105%

MID CAP GROWTH PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	20.18	0.05	(1.92)	(1.87)	—	—	—	18.31	(9.27)%	579.2	0.43%	0.53%	0.45%	0.51%	44%
Year Ended 12/31/2007	17.59	0.08	3.38	3.46	(0.08)	(0.79)	(0.87)	20.18	19.92%	669.8	0.44%	0.35%	0.45%	0.34%	80%
Year Ended 12/31/2006	16.21	0.08	1.32	1.40	(0.02)	—	(0.02)	17.59	8.63%	654.9	0.45%	0.40%	0.45%	0.40%	149%
Year Ended 12/31/2005	14.57	0.02	1.62	1.64	—	—	—	16.21	11.27%	747.5	0.45%	0.11%	0.45%	0.11%	135%
Year Ended 12/31/2004	13.08	—	1.49	1.49	—	—	—	14.57	11.36%	784.9	0.45%	0.00%	0.46%	(0.01)%	150%
Year Ended 12/31/2003	9.63	—	3.45	3.45	—	—	—	13.08	35.92%	478.8	0.40%	(0.03)%	0.44%	(0.07)%	79%

PARTNER MID CAP VALUE PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	13.41	0.05	(0.51)	(0.46)	—	—	—	12.95	(3.45)%	109.3	0.84%	1.31%	0.85%	1.30%	44%
Year Ended 12/31/2007	13.06	0.14	0.28	0.42	—	(0.07)	(0.07)	13.41	3.16%	95.0	0.89%	1.24%	0.90%	1.23%	85%
Year Ended 12/31/2006	11.48	0.10	1.70	1.80	(0.10)	(0.12)	(0.22)	13.06	15.72%	54.9	0.96%	1.07%	0.98%	1.05%	57%
Year Ended 12/31/2005 (e)	10.00	0.04	1.51	1.55	(0.04)	(0.03)	(0.07)	11.48	15.44%	21.2	1.25%	0.88%	1.49%	0.63%	30%

MID CAP STOCK PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	13.15	0.02	(1.52)	(1.50)	—	—	—	11.65	(11.42)%	453.8	0.71%	0.95%	0.73%	0.93%	118%
Year Ended 12/31/2007	13.41	0.08	0.76	0.84	(0.12)	(0.98)	(1.10)	13.15	5.70%	387.9	0.72%	0.70%	0.74%	0.69%	215%
Year Ended 12/31/2006	12.82	0.13	1.51	1.64	(0.05)	(1.00)	(1.05)	13.41	13.41%	363.8	0.73%	1.26%	0.75%	1.24%	184%
Year Ended 12/31/2005	11.66	0.05	1.76	1.81	(0.02)	(0.63)	(0.65)	12.82	16.37%	224.2	0.76%	0.62%	0.78%	0.60%	124%
Year Ended 12/31/2004	10.04	0.02	1.70	1.72	—	(0.10)	(0.10)	11.66	17.24%	111.7	0.68%	0.26%	0.82%	0.12%	126%
Year Ended 12/31/2003	7.60	0.02	2.44	2.46	(0.02)	—	(0.02)	10.04	32.28%	73.4	0.68%	0.31%	1.01%	(0.02)%	85%

MID CAP INDEX PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	15.20	0.12	(0.72)	(0.60)	—	—	—	14.60	(3.97)%	126.6	0.45%	1.31%	0.46%	1.31%	8%
Year Ended 12/31/2007	15.05	0.20	1.00	1.20	(0.15)	(0.90)	(1.05)	15.20	7.63%	146.2	0.43%	1.16%	0.43%	1.15%	20%
Year Ended 12/31/2006	14.43	0.18	1.20	1.38	(0.14)	(0.62)	(0.76)	15.05	9.81%	159.8	0.43%	1.10%	0.43%	1.10%	11%
Year Ended 12/31/2005	13.34	0.14	1.44	1.58	(0.07)	(0.42)	(0.49)	14.43	12.34%	171.5	0.43%	1.08%	0.44%	1.07%	19%
Year Ended 12/31/2004	11.53	0.08	1.74	1.82	—	(0.01)	(0.01)	13.34	15.75%	135.4	0.45%	0.77%	0.46%	0.76%	23%
Year Ended 12/31/2003	8.65	0.06	2.95	3.01	(0.06)	(0.07)	(0.13)	11.53	34.80%	76.2	0.36%	0.88%	0.64%	0.60%	25%

PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)(f)	10.00	0.06	(0.69)	(0.63)	—	—	—	9.37	(6.26)%	95.6	1.00%	3.45%	1.29%	3.16%	17%

(a) All per share amounts have been rounded to the nearest cent.	(d) Computed on an annualized basis for periods less than one year.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.	(e) Since inception, April 29, 2005.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.	(f) Since inception, April 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
308	309

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Financial Highlights — continued	Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)										R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate
PARTNER INTERNATIONAL STOCK PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	$17.26	$0.28	$(1.84)	$(1.56)	$—	$—	$—	$15.70	(9.04)%	$1,315.4	0.80%	3.43%	0.88%	3.35%	36%
Year Ended 12/31/2007	16.32	0.36	1.37	1.73	(0.24)	(0.55)	(0.79)	17.26	10.57%	1,443.8	0.81%	2.11%	0.88%	2.04%	113%
Year Ended 12/31/2006	13.63	0.23	2.67	2.90	(0.21)	—	(0.21)	16.32	21.50%	1,341.8	0.89%	1.51%	0.89%	1.51%	50%
Year Ended 12/31/2005	12.12	0.17	1.48	1.65	(0.14)	—	(0.14)	13.63	13.71%	1,055.9	0.94%	1.58%	0.94%	1.58%	46%
Year Ended 12/31/2004	10.62	0.13	1.52	1.65	(0.15)	—	(0.15)	12.12	15.65%	721.0	0.94%	1.18%	0.94%	1.18%	63%
Year Ended 12/31/2003	8.23	0.11	2.41	2.52	(0.13)	—	(0.13)	10.62	31.27%	420.7	0.85%	1.28%	0.96%	1.17%	26%

PARTNER SOCIALLY RESPONSIBLE STOCK PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)(f)	10.00	—	(0.37)	(0.37)	—	—	—	9.63	(3.73)%	4.8	0.98%	0.26%	2.58%	(1.33)%	10%

PARTNER ALL CAP GROWTH PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)(f)	10.00	—	(0.54)	(0.54)	—	—	—	9.46	(5.39)%	4.7	1.00%	0.12%	2.73%	(1.61)%	25%

PARTNER ALL CAP VALUE PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)(f)	10.00	0.02	(0.83)	(0.81)	—	—	—	9.19	(8.13)%	4.6	0.98%	1.44%	2.58%	(0.16)%	38%

PARTNER ALL CAP PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	13.00	0.05	(1.68)	(1.63)	—	—	—	11.37	(12.59)%	97.0	0.85%	0.69%	1.06%	0.49%	130%
Year Ended 12/31/2007	12.03	0.07	2.28	2.35	(0.06)	(1.32)	(1.38)	13.00	20.37%	117.6	0.84%	0.61%	1.05%	0.41%	169%
Year Ended 12/31/2006	10.47	0.06	1.55	1.61	(0.05)	—	(0.05)	12.03	15.47%	96.5	0.85%	0.51%	1.05%	0.31%	162%
Year Ended 12/31/2005	8.89	0.05	1.58	1.63	(0.05)	—	(0.05)	10.47	18.33%	82.2	0.95%	0.62%	1.08%	0.49%	150%
Year Ended 12/31/2004	7.83	0.04	1.03	1.07	(0.01)	—	(0.01)	8.89	13.64%	59.7	0.95%	0.55%	1.13%	0.37%	172%
Year Ended 12/31/2003	6.35	0.02	1.47	1.49	(0.01)	—	(0.01)	7.83	23.52%	48.6	0.95%	0.26%	1.12%	0.09%	163%

LARGE CAP GROWTH PORTFOLIO II
Six Months Ended 06/30/2008 (unaudited)	11.96	0.03	(1.34)	(1.31)	—	—	—	10.65	(10.98)%	26.8	0.70%	0.35%	1.10%	(0.05)%	104%
Year Ended 12/31/2007	11.00	0.06	1.71	1.77	(0.08)	(0.73)	(0.81)	11.96	16.47%	34.0	0.65%	0.39%	1.06%	(0.01)%	156%
Year Ended 12/31/2006	10.37	0.07	0.63	0.70	(0.06)	(0.01)	(0.07)	11.00	6.78%	35.9	0.40%	0.57%	1.03%	(0.07)%	132%
Year Ended 12/31/2005	9.77	0.06	0.62	0.68	(0.08)	—	(0.08)	10.37	7.08%	42.6	0.40%	0.55%	1.00%	(0.05)%	113%
Year Ended 12/31/2004	9.08	0.08	0.61	0.69	—	—	—	9.77	7.56%	43.9	0.38%	0.87%	1.08%	0.17%	177%
Year Ended 12/31/2003	7.40	0.01	1.68	1.69	(0.01)	—	(0.01)	9.08	22.75%	39.1	0.80%	0.10%	1.26%	(0.36)%	261%

LARGE CAP GROWTH PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	19.23	0.07	(2.20)	(2.13)	—	—	—	17.10	(11.04)%	2,049.8	0.44%	0.69%	0.45%	0.68%	84%
Year Ended 12/31/2007	16.64	0.12	2.67	2.79	(0.20)	—	(0.20)	19.23	16.75%	2,553.5	0.44%	0.63%	0.45%	0.63%	163%
Year Ended 12/31/2006	15.67	0.09	0.96	1.05	(0.08)	—	(0.08)	16.64	6.72%	2,331.7	0.45%	0.54%	0.45%	0.53%	141%
Year Ended 12/31/2005	14.76	0.08	0.95	1.03	(0.12)	—	(0.12)	15.67	7.01%	2,375.0	0.45%	0.50%	0.45%	0.50%	111%
Year Ended 12/31/2004	13.78	0.11	0.94	1.05	(0.07)	—	(0.07)	14.76	7.68%	2,448.2	0.45%	0.79%	0.45%	0.79%	104%
Year Ended 12/31/2003	10.62	0.07	3.15	3.22	(0.06)	—	(0.06)	13.78	30.49%	2,478.8	0.40%	0.56%	0.42%	0.54%	101%

(a) All per share amounts have been rounded to the nearest cent.	(d) Computed on an annualized basis for periods less than one year.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.	(f) Since inception, April 30, 2008.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
310	311

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Financial Highlights — continued	Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)										R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

PARTNER GROWTH STOCK PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	$13.55	$0.04	$(1.28)	$(1.24)	$—	$—	$—	$12.31	(9.14)%	$94.5	0.80%	0.46%	0.91%	0.36%	22%
Year Ended 12/31/2007	13.08	0.08	1.14	1.22	(0.07)	(0.68)	(0.75)	13.55	9.28%	118.1	0.80%	0.59%	0.91%	0.48%	55%
Year Ended 12/31/2006	11.86	0.07	1.45	1.52	(0.02)	(0.28)	(0.30)	13.08	13.17%	116.7	0.79%	0.55%	0.90%	0.44%	39%
Year Ended 12/31/2005	11.21	0.02	0.68	0.70	(0.05)	—	(0.05)	11.86	6.32%	120.4	0.90%	0.23%	0.90%	0.22%	42%
Year Ended 12/31/2004	10.19	0.07	0.95	1.02	—	—	—	11.21	9.95%	107.4	0.80%	0.64%	0.92%	0.52%	33%
Year Ended 12/31/2003	7.79	0.02	2.40	2.42	(0.02)	—	(0.02)	10.19	31.05%	69.7	0.80%	0.26%	0.96%	0.10%	41%

LARGE CAP VALUE PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	13.41	0.12	(1.68)	(1.56)	—	—	—	11.85	(11.64)%	911.5	0.64%	2.06%	0.65%	2.06%	24%
Year Ended 12/31/2007	13.50	0.19	0.48	0.67	(0.17)	(0.59)	(0.76)	13.41	4.70%	1,004.9	0.64%	1.68%	0.65%	1.67%	37%
Year Ended 12/31/2006	11.78	0.18	1.97	2.15	(0.14)	(0.29)	(0.43)	13.50	18.72%	771.7	0.64%	1.65%	0.65%	1.64%	43%
Year Ended 12/31/2005	11.14	0.14	0.63	0.77	(0.13)	—	(0.13)	11.78	7.02%	514.5	0.65%	1.53%	0.65%	1.52%	53%
Year Ended 12/31/2004	9.76	0.13	1.25	1.38	—	—	—	11.14	14.13%	351.2	0.66%	1.52%	0.66%	1.52%	51%
Year Ended 12/31/2003	7.74	0.09	2.02	2.11	(0.09)	—	(0.09)	9.76	27.08%	220.4	0.60%	1.41%	0.68%	1.33%	32%

LARGE CAP STOCK PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	11.04	0.08	(1.40)	(1.32)	—	—	—	9.72	(11.93)%	884.2	0.65%	1.34%	0.66%	1.34%	47%
Year Ended 12/31/2007	10.54	0.12	0.68	0.80	(0.12)	(0.18)	(0.30)	11.04	7.57%	1,060.1	0.65%	1.31%	0.66%	1.30%	114%
Year Ended 12/31/2006	9.62	0.13	0.99	1.12	(0.07)	(0.13)	(0.20)	10.54	11.95%	829.3	0.67%	1.45%	0.68%	1.44%	77%
Year Ended 12/31/2005	9.28	0.07	0.42	0.49	(0.08)	(0.07)	(0.15)	9.62	5.31%	602.4	0.71%	0.95%	0.72%	0.94%	60%
Year Ended 12/31/2004	8.56	0.10	0.62	0.72	—	—	—	9.28	8.49%	442.9	0.72%	1.16%	0.73%	1.15%	68%
Year Ended 12/31/2003	7.08	0.04	1.48	1.52	(0.04)	—	(0.04)	8.56	21.36%	282.4	0.64%	0.80%	0.77%	0.67%	33%

LARGE CAP INDEX PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	25.18	0.27	(3.31)	(3.04)	—	—	—	22.14	(12.04)%	500.4	0.38%	1.80%	0.38%	1.80%	3%
Year Ended 12/31/2007	25.32	0.49	0.87	1.36	(0.44)	(1.06)	(1.50)	25.18	5.17%	633.5	0.36%	1.64%	0.36%	1.64%	5%
Year Ended 12/31/2006	22.31	0.43	2.94	3.37	(0.36)	—	(0.36)	25.32	15.36%	727.3	0.36%	1.59%	0.36%	1.59%	7%
Year Ended 12/31/2005	21.63	0.35	0.67	1.02	(0.34)	—	(0.34)	22.31	4.75%	795.3	0.35%	1.54%	0.35%	1.54%	7%
Year Ended 12/31/2004	19.79	0.34	1.73	2.07	(0.23)	—	(0.23)	21.63	10.56%	831.9	0.32%	1.70%	0.37%	1.65%	6%
Year Ended 12/31/2003	15.68	0.24	4.10	4.34	(0.23)	—	(0.23)	19.79	28.21%	725.0	0.36%	1.42%	0.36%	1.42%	1%

EQUITY INCOME PLUS PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)(f)	10.00	0.04	(0.83)	(0.79)	—	—	—	9.21	(7.95)%	52.0	0.83%	2.93%	0.85%	2.91%	17%

BALANCED PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	17.16	0.31	(1.75)	(1.44)	—	—	—	15.72	(8.37)%	400.8	0.39%	2.85%	0.40%	2.83%	64%
Year Ended 12/31/2007	16.77	0.57	0.35	0.92	(0.53)	—	(0.53)	17.16	5.46%	488.4	0.38%	2.78%	0.39%	2.77%	121%
Year Ended 12/31/2006	15.48	0.50	1.22	1.72	(0.43)	—	(0.43)	16.77	11.41%	566.1	0.38%	2.72%	0.39%	2.72%	127%
Year Ended 12/31/2005	15.28	0.42	0.16	0.58	(0.38)	—	(0.38)	15.48	3.92%	663.5	0.37%	2.52%	0.38%	2.52%	130%
Year Ended 12/31/2004	14.45	0.37	0.78	1.15	(0.32)	—	(0.32)	15.28	8.09%	748.7	0.33%	2.54%	0.37%	2.50%	119%
Year Ended 12/31/2003	12.75	0.33	1.78	2.11	(0.41)	—	(0.41)	14.45	17.17%	721.1	0.36%	2.49%	0.36%	2.49%	69%

(a) All per share amounts have been rounded to the nearest cent.	(d) Computed on an annualized basis for periods less than one year.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.	(f) Since inception, April 30, 2008.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
312	313

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Financial Highlights — continued	Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)										R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

HIGH YIELD PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	$4.84	$0.18	$(0.22)	$(0.04)	$(0.19)	$—	$(0.19)	$4.61	(0.73)%	$808.3	0.43%	7.94%	0.45%	7.92%	28%
Year Ended 12/31/2007	5.11	0.40	(0.26)	0.14	(0.41)	—	(0.41)	4.84	2.71%	774.6	0.45%	8.00%	0.45%	8.00%	69%
Year Ended 12/31/2006	5.01	0.40	0.10	0.50	(0.40)	—	(0.40)	5.11	10.31%	847.0	0.45%	8.00%	0.45%	7.99%	66%
Year Ended 12/31/2005	5.22	0.41	(0.21)	0.20	(0.41)	—	(0.41)	5.01	4.04%	802.6	0.45%	8.05%	0.45%	8.04%	53%
Year Ended 12/31/2004	5.14	0.42	0.08	0.50	(0.42)	—	(0.42)	5.22	10.14%	884.5	0.45%	8.21%	0.45%	8.21%	71%
Year Ended 12/31/2003	4.40	0.44	0.73	1.17	(0.43)	—	(0.43)	5.14	28.00%	851.5	0.40%	9.22%	0.43%	9.19%	86%

DIVERSIFIED INCOME PLUS PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	6.98	0.24	(0.51)	(0.27)	—	—	—	6.71	(3.98)%	111.4	0.50%	5.40%	0.51%	5.38%	53%
Year Ended 12/31/2007	7.19	0.34	(0.41)	(0.07)	(0.14)	—	(0.14)	6.98	(0.99)%	131.3	0.48%	5.30%	0.50%	5.28%	168%
Year Ended 12/31/2006	6.54	0.42	0.48	0.90	(0.25)	—	(0.25)	7.19	14.19%	108.1	0.51%	6.62%	0.52%	6.60%	170%
Year Ended 12/31/2005	6.80	0.49	(0.26)	0.23	(0.49)	—	(0.49)	6.54	3.62%	94.0	0.49%	7.46%	0.51%	7.44%	66%
Year Ended 12/31/2004	6.74	0.46	0.06	0.52	(0.46)	—	(0.46)	6.80	8.02%	105.1	0.49%	6.89%	0.51%	6.87%	91%
Year Ended 12/31/2003	5.81	0.50	0.93	1.43	(0.50)	—	(0.50)	6.74	25.41%	76.0	0.41%	7.86%	0.59%	7.68%	96%

PARTNER SOCIALLY RESPONSIBLE BOND PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)(f)	10.00	0.03	0.03	0.06	(0.03)	—	(0.03)	10.03	0.68%	7.0	0.68%	2.00%	1.98%	0.70%	26%

INCOME PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	9.74	0.26	(0.39)	(0.13)	(0.26)	—	(0.26)	9.35	(1.42)%	1,346.0	0.44%	5.34%	0.45%	5.34%	82%
Year Ended 12/31/2007	9.90	0.53	(0.17)	0.36	(0.52)	—	(0.52)	9.74	3.77%	1,418.3	0.44%	5.43%	0.45%	5.43%	228%
Year Ended 12/31/2006	9.95	0.51	0.01	0.52	(0.51)	(0.06)	(0.57)	9.90	5.42%	1,081.8	0.45%	5.22%	0.45%	5.22%	303%
Year Ended 12/31/2005	10.23	0.47	(0.24)	0.23	(0.47)	(0.04)	(0.51)	9.95	2.31%	924.3	0.45%	4.70%	0.45%	4.69%	259%
Year Ended 12/31/2004	10.20	0.44	0.03	0.47	(0.44)	—	(0.44)	10.23	4.74%	985.1	0.45%	4.36%	0.45%	4.36%	207%
Year Ended 12/31/2003	9.83	0.45	0.37	0.82	(0.45)	—	(0.45)	10.20	8.51%	1,067.1	0.40%	4.47%	0.42%	4.45%	251%

BOND INDEX PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	10.29	0.25	(0.33)	(0.08)	(0.25)	—	(0.25)	9.96	(0.78)%	202.9	0.39%	4.88%	0.43%	4.84%	167%
Year Ended 12/31/2007	10.22	0.50	0.07	0.57	(0.50)	—	(0.50)	10.29	5.66%	215.2	0.40%	4.86%	0.43%	4.84%	331%
Year Ended 12/31/2006	10.30	0.48	(0.08)	0.40	(0.48)	—	(0.48)	10.22	4.04%	237.8	0.41%	4.70%	0.42%	4.69%	352%
Year Ended 12/31/2005	10.52	0.44	(0.22)	0.22	(0.44)	—	(0.44)	10.30	2.18%	272.4	0.40%	4.19%	0.41%	4.18%	360%
Year Ended 12/31/2004	10.58	0.43	(0.02)	0.41	(0.43)	(0.04)	(0.47)	10.52	3.91%	275.6	0.40%	3.99%	0.41%	3.98%	349%
Year Ended 12/31/2003	10.66	0.42	(0.05)	0.37	(0.45)	—	(0.45)	10.58	3.59%	244.7	0.34%	3.90%	0.41%	3.83%	213%

LIMITED MATURITY BOND PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	9.84	0.21	(0.25)	(0.04)	(0.22)	—	(0.22)	9.58	(0.45)%	1,029.2	0.44%	4.38%	0.45%	4.37%	57%
Year Ended 12/31/2007	9.92	0.47	(0.08)	0.39	(0.47)	—	(0.47)	9.84	3.98%	973.8	0.44%	4.82%	0.45%	4.81%	128%
Year Ended 12/31/2006	9.92	0.44	—	0.44	(0.44)	—	(0.44)	9.92	4.57%	665.6	0.44%	4.49%	0.45%	4.48%	137%
Year Ended 12/31/2005	10.09	0.37	(0.17)	0.20	(0.37)	—	(0.37)	9.92	1.96%	454.1	0.45%	3.70%	0.46%	3.69%	267%
Year Ended 12/31/2004	10.21	0.29	(0.10)	0.19	(0.29)	(0.02)	(0.31)	10.09	1.89%	316.2	0.46%	2.84%	0.46%	2.84%	219%
Year Ended 12/31/2003	10.16	0.29	0.15	0.44	(0.29)	(0.10)	(0.39)	10.21	4.48%	218.8	0.40%	2.85%	0.46%	2.79%	255%

(a) All per share amounts have been rounded to the nearest cent.	(d) Computed on an annualized basis for periods less than one year.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.	(f) Since inception, April 30, 2008.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
314	315

Thrivent Series Fund, Inc.	Thrivent Series Fund, Inc.
Financial Highlights — continued	Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)										R A T I O S / S U P P L E M E N T A L D A T A

													Ratios to Average
													Net Assets Before Expenses
					Less Distributions						Ratio to Average Net		Waived, Credited or Paid
		Income from Investment Operations			from						Assets(d)		Indirectly(d)

	Net Asset		Net Realized			Net		Net Asset
	Value,	Net	and Unrealized	Total from	Net	Realized		Value,		Net Assets		Net		Net	Portfolio
	Beginning	Investment	Gain/(Loss) on	Investment	Investment	Gain on	Total	End of	Total	End of Period		Investment		Investment	Turnover
	of Period	Income/(Loss)	Investments(b)	Operations	Income	Investments	Distributions	Period	Return(c)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

MORTGAGE SECURITIES PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	$9.71	$0.22	$(0.38)	$(0.16)	$(0.22)	$—	$(0.22)	$9.33	(1.73)%	$42.6	0.67%	4.60%	0.67%	4.60%	334%
Year Ended 12/31/2007	9.71	0.49	(0.01)	0.48	(0.48)	—	(0.48)	9.71	5.09%	49.8	0.65%	5.05%	0.65%	5.05%	731%
Year Ended 12/31/2006	9.75	0.48	(0.04)	0.44	(0.48)	—	(0.48)	9.71	4.71%	57.8	0.62%	5.01%	0.62%	5.01%	740%
Year Ended 12/31/2005	9.99	0.43	(0.24)	0.19	(0.43)	—	(0.43)	9.75	2.00%	66.9	0.61%	4.40%	0.62%	4.39%	703%
Year Ended 12/31/2004	9.99	0.40	—	0.40	(0.39)	(0.01)	(0.40)	9.99	4.02%	57.4	0.49%	4.02%	0.63%	3.88%	684%
Year Ended 12/31/2003 (f)	10.00	0.19	(0.01)	0.18	(0.19)	—	(0.19)	9.99	1.85%	27.9	0.50%	2.94%	0.79%	2.65%	921%

MONEY MARKET PORTFOLIO
Six Months Ended 06/30/2008 (unaudited)	1.00	0.02	—	0.02	(0.02)	—	(0.02)	1.00	1.69%	782.0	0.35%	3.37%	0.45%	3.27%	N/A
Year Ended 12/31/2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.14%	741.6	0.35%	5.03%	0.45%	4.93%	N/A
Year Ended 12/31/2006	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.85%	590.6	0.35%	4.80%	0.45%	4.70%	N/A
Year Ended 12/31/2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	2.86%	373.7	0.46%	2.85%	0.46%	2.85%	N/A
Year Ended 12/31/2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.97%	323.2	0.46%	1.00%	0.47%	0.99%	N/A
Year Ended 12/31/2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.84%	289.3	0.40%	0.84%	0.45%	0.79%	N/A

(a) All per share amounts have been rounded to the nearest cent.	(d) Computed on an annualized basis for periods less than one year.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.	(f) Since inception, April 30, 2003.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.	The accompanying Notes to Financial Statements are an integral part of this schedule.
316	317

Additional Information
(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent. com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 1-800-847-4836. The Fund’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent. com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

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We're Listening to You!

In response to concerns regarding multiple mailings, we send one copy of an annual and semiannual report and one copy of a prospectus for Thrivent Series Fund, Inc. to each household. This consolidation helps reduce printing and postage costs, thereby saving money and reducing waste. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. **Or you can enroll in e-delivery today at Thrivent.com and receive your annual and semiannual reports and prospectus electronically.**

Thrivent Financial for Lutherans®

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com • e-mail: mail@thrivent.com
800-THRIVENT (800-847-4836)

23572SAR R8-08

Item 2. Code of Ethics

Not applicable to semiannual report

Item 3. Audit Committee Financial Expert

Not applicable to semiannual report

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(1) Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(2) Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

Item 11. Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 28, 2008	THRIVENT SERIES FUND,
INC.

	By:	/s/ Pamela J. Moret
Pamela J. Moret
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 28, 2008	By:	/s/ Pamela J. Moret
Pamela J. Moret
President

Date: August 28, 2008	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer